(2_FIDELITY_LOGOS)FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY OVERSEAS FUND
FIDELITY WORLDWIDE FUND

SEMIANNUAL REPORT
APRIL 30, 1997
CONTENTS



MARKET RECAP                         3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                          DURING THE LAST SIX MONTHS.

INTERNATIONAL GROWTH & INCOME FUND   4    PERFORMANCE
                                     5    FUND TALK: THE MANAGER'S OVERVIEW
                                     7    INVESTMENT CHANGES
                                     8    INVESTMENTS
                                     14   FINANCIAL STATEMENTS

DIVERSIFIED INTERNATIONAL FUND       16   PERFORMANCE
                                     17   FUND TALK: THE MANAGER'S OVERVIEW
                                     19   INVESTMENT CHANGES
                                     20   INVESTMENTS
                                     26   FINANCIAL STATEMENTS

INTERNATIONAL VALUE FUND             28   PERFORMANCE
                                     29   FUND TALK: THE MANAGER'S OVERVIEW
                                     31   INVESTMENT CHANGES
                                     32   INVESTMENTS
                                     37   FINANCIAL STATEMENTS

OVERSEAS FUND                        39   PERFORMANCE
                                     40   FUND TALK: THE MANAGER'S OVERVIEW
                                     42   INVESTMENT CHANGES
                                     43   INVESTMENTS
                                     48   FINANCIAL STATEMENTS

WORLDWIDE FUND                       50   PERFORMANCE
                                     51   FUND TALK: THE MANAGER'S OVERVIEW
                                     53   INVESTMENT CHANGES
                                     54   INVESTMENTS
                                     57   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS        59   NOTES TO THE FINANCIAL STATEMENTS


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OR SEND MONEY.
MARKET RECAP


Low interest rates, controlled inflation and steady growth helped many international markets post healthy gains during the six months ended April 30, 1997. The exceptions proved to be some markets in the Far East. In addition, a strong U.S. dollar ate into the returns for U.S.-based investors. For the six months, the Morgan Stanley Capital International
(MSCI) EAFE Index (capital weighted) - which measures stock market performance in Europe, Australia and the Far East - returned 1.57%.
EUROPE: The combination of a strong U.S. dollar, low interest rates, increased corporate restructurings and scant inflationary concern translated into a healthy period for much of Europe. For the six months ended April 30, 1997, the MSCI Europe Index was up 11.77%. The United Kingdom - Europe's largest stock market - displayed hints of an improving economy, but the market itself trailed many of its European counterparts. Germany, on the other hand, performed exceptionally well, as did Italy, Spain and the Scandinavian countries.
JAPAN AND THE FAR EAST: While the Japanese stock market showed some glimpses of strength over the past six months, it continued to struggle. Even though exporters benefiting from a weak yen and corporations that focused on increasing shareholder value saw some share price gains, the overall market dropped sharply for dollar-based investors. The Tokyo Stock Exchange Index (TOPIX), a measure of the Japanese market, was down 16.36%. Many other markets in the region also experienced troubles. The MSCI Combined Far East ex-Japan Free Index returned -1.45%. Export growth was sluggish and fears of interest rate hikes in the U.S. stalled the markets, as many of the countries in the region link their currencies and interest rates to the U.S.
EMERGING MARKETS: While the MSCI Emerging Markets Free Index posted a strong 10.98% return for the six months ended April 30, 1997, most of that performance came as a result of healthy returns in Latin America. As mentioned previously, emerging markets in Asia encountered difficulties. Stock markets in Thailand and Malaysia, in particular, experienced sharp drops, while Taiwan posted strong returns. In Latin America, a combination of stable economic growth, low interest rates, government reforms and positive investor sentiment helped to bolster stock markets. Markets in Eastern Europe and the Middle East tended to post fairly strong gains over the six months.
U.S. AND CANADA: Concerns in March and April over higher interest rates and the possibility of weaker corporate earnings provided the only significant pause in the U.S. stock market's upward climb during the six-month period. The Standard & Poor's 500 Index returned 14.72% over that time. In February, Federal Reserve Board Chairman Alan Greenspan indicated the Fed's inclination to raise short-term interest rates to head off inflation. Because higher interest rates tend to slow economic growth and increase borrowing costs, the stock market faltered as the Fed's March 25 Open Market Committee approached. At that meeting, the Fed raised a key short-term interest rate. The stock market, already at historically high valuations, reacted coolly. It sold off sharply through mid-April, when positive news on inflation emerged. The market recovered, almost to the peak it had reached in March, when the Dow Jones Industrial Average closed above 7000 for the first time. While the Canadian stock market tends to move closely with the U.S. market, the Toronto Stock Exchange 300 was hampered by its large natural resources component. For the six month period, this index posted a return of 3.15%.
BONDS: Emerging market debt, particularly Brady bonds - bonds issued by governments of developing countries that are denominated in U.S. dollars - continued to dominate the world's fixed-income markets. The JP Morgan Emerging Markets Bond Index returned 11.90% during the six-month period, beating its developed-market counterpart, the Salomon Brothers Non-U.S. World Government Bond Index, which fell 7.29%. Emerging market debt instruments were helped by strong domestic product growth, declining inflation and positive steps by governments to streamline debt management policies. Non-dollar-denominated bonds in the developed world were hurt by the relative strength of the U.S. dollar. Bond markets in such countries as Sweden and Italy that imposed strict fiscal policies in order to meet the requirements for membership in the European monetary union tended to post positive results. In the U.S., a relatively favorable inflation backdrop steadied fears of higher interest rates, helping to spark an April rally that bolstered the performance of the U.S. taxable bond market.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH APRIL 30, 1997.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 29.3
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 15.72
Row: 14, Col: 2, Value: 3.26
Row: 15, Col: 1, Value: 8.81
Row: 15, Col: 2, Value: -1.04
%
INTERNATIONAL GROWTH & INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. Prior to June 1, 1994, the fund imposed a 2% sales charge. If this sales charge were taken into account, total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 6   PAST 1   PAST 5   PAST 10
APRIL 30, 1997                  MONTH    YEAR     YEARS    YEARS
                                S

INTERNATIONAL GROWTH & INCOME   6.50%    8.60%    59.60%   101.03%

Morgan Stanley Capital          1.57%    -0.89%   65.37%   62.94%
 International EAFE Index

J.P. Morgan Global              -3.76%   1.91%    44.87%   120.31%
 Government Bond Index

International Funds Average     6.17%    5.43%    66.38%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. You can also compare the fund's performance to the J.P. Morgan Global Government Bond Index - a broad measure of bond performance in developed countries including the United States. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 396 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5   PAST 10
APRIL 30, 1997                  YEAR     YEARS    YEARS

INTERNATIONAL GROWTH & INCOME   8.60%    9.80%    7.23%

Morgan Stanley Capital          -0.89%   10.58%   5.00%
 International EAFE Index

J.P. Morgan Global              1.91%    7.70%    8.22%
 Government Bond Index

International Funds Average     5.43%    10.58%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
Int'l Growth & Income   MS EAFE Index (Net)     JP Global Bond Index
00305                       MS001                       JP002
  1987/04/30      10000.00                    10000.00
10000.00
  1987/05/31      10066.28                     9999.96
9905.62
  1987/06/30      10165.58                     9681.37
9862.68
  1987/07/31      10588.80                     9664.46
9744.83
  1987/08/31      10879.24                    10389.12
9851.38
  1987/09/30      10970.68                    10225.55
9611.70
  1987/10/31       8673.33                     8792.78
10146.04
  1987/11/30       8448.59                     8879.36
10408.42
  1987/12/31       8974.86                     9143.02
10762.06
  1988/01/31       8657.61                     9306.26
10817.06
  1988/02/29       9049.99                     9926.59
10916.39
  1988/03/31       9442.38                    10536.93
11002.70
  1988/04/30       9692.84                    10690.05
10951.58
  1988/05/31       9567.61                    10347.37
10833.84
  1988/06/30       9459.08                    10074.63
10737.31
  1988/07/31       9459.08                    10390.71
10654.01
  1988/08/31       8991.55                     9715.13
10578.46
  1988/09/30       9317.15                    10139.62
10842.02
  1988/10/31       9859.82                    11007.19
11268.95
  1988/11/30      10035.14                    11662.85
11368.61
  1988/12/31      10012.68                    11727.88
11300.16
  1989/01/31      10199.52                    11934.22
11188.35
  1989/02/28      10233.49                    11995.57
11169.94
  1989/03/31      10233.49                    11760.14
11075.35
  1989/04/30      10488.27                    11869.21
11257.76
  1989/05/31      10191.03                    11223.49
11136.04
  1989/06/30      10225.00                    11034.55
11389.27
  1989/07/31      11193.14                    12420.20
11842.79
  1989/08/31      11040.28                    11861.61
11492.38
  1989/09/30      11481.89                    12401.93
11674.15
  1989/10/31      10929.88                    11903.65
11824.28
  1989/11/30      11337.52                    12502.04
11929.53
  1989/12/31      11927.22                    12963.33
12068.79
  1990/01/31      11720.99                    12480.99
11888.74
  1990/02/28      11308.52                    11609.88
11760.35
  1990/03/31      11299.93                    10400.41
11688.14
  1990/04/30      11274.15                    10317.87
11642.40
  1990/05/31      12004.56                    11495.16
12014.66
  1990/06/30      12382.66                    11393.91
12232.05
  1990/07/31      12958.39                    11554.40
12591.40
  1990/08/31      11849.89                    10432.37
12493.25
  1990/09/30      10707.00                     8978.47
12610.12
  1990/10/31      11781.14                    10377.48
13108.41
  1990/11/30      11514.75                     9765.34
13339.14
  1990/12/31      11542.25                     9923.53
13487.55
  1991/01/31      11950.66                    10244.51
13793.52
  1991/02/28      12625.44                    11342.71
13806.97
  1991/03/31      12172.63                    10661.78
13349.48
  1991/04/30      12359.08                    10766.48
13537.06
  1991/05/31      12341.33                    10878.82
13548.68
  1991/06/30      11746.46                    10079.43
13367.77
  1991/07/31      12154.87                    10574.66
13650.38
  1991/08/31      12110.48                    10359.91
13934.07
  1991/09/30      12501.14                    10943.78
14442.15
  1991/10/31      12421.23                    11098.92
14584.85
  1991/11/30      12074.97                    10580.77
14822.37
  1991/12/31      12469.99                    11127.19
15571.41
  1992/01/31      12452.01                    10889.52
15266.41
  1992/02/29      12469.99                    10499.76
15221.97
  1992/03/31      12065.42                     9806.60
15081.41
  1992/04/30      12595.86                     9853.22
15206.90
  1992/05/31      13162.27                    10512.75
15638.78
  1992/06/30      13036.40                    10014.11
16065.28
  1992/07/31      12613.84                     9757.82
16419.25
  1992/08/31      12838.61                    10369.83
16856.08
  1992/09/30      12622.83                    10165.06
16839.72
  1992/10/31      11948.54                     9631.85
16419.14
  1992/11/30      11921.57                     9722.49
16128.03
  1992/12/31      12053.38                     9772.78
16280.42
  1993/01/31      12163.88                     9771.58
16556.46
  1993/02/28      12495.37                    10066.75
16823.25
  1993/03/31      13425.38                    10944.22
17081.76
  1993/04/30      14171.24                    11982.86
17392.78
  1993/05/31      14502.73                    12235.93
17508.80
  1993/06/30      14309.36                    12045.03
17517.84
  1993/07/31      14788.18                    12466.66
17524.94
  1993/08/31      15561.66                    13139.65
18043.67
  1993/09/30      15460.37                    12843.88
18234.48
  1993/10/31      15883.94                    13239.70
18225.12
  1993/11/30      15340.67                    12082.41
18092.10
  1993/12/31      16281.71                    12954.85
18277.42
  1994/01/31      17134.25                    14050.12
18449.83
  1994/02/28      16828.45                    14011.21
18247.18
  1994/03/31      15929.57                    13407.73
18163.56
  1994/04/30      16142.71                    13976.60
18149.03
  1994/05/31      16439.24                    13896.36
17999.01
  1994/06/30      16040.77                    14092.74
18212.74
  1994/07/31      16309.51                    14228.27
18384.18
  1994/08/31      16467.04                    14565.13
18336.94
  1994/09/30      16087.11                    14106.39
18427.56
  1994/10/31      16253.91                    14576.13
18703.17
  1994/11/30      15753.50                    13875.60
18467.81
  1994/12/31      15814.21                    13962.49
18510.75
  1995/01/31      15278.46                    13426.11
18885.16
  1995/02/28      15383.69                    13387.58
19372.14
  1995/03/31      16263.86                    14222.58
20357.52
  1995/04/30      16560.43                    14757.47
20682.10
  1995/05/31      16349.96                    14581.55
21259.05
  1995/06/30      16388.23                    14325.84
21391.86
  1995/07/31      17354.49                    15217.71
21493.34
  1995/08/31      17153.58                    14637.21
20895.94
  1995/09/30      17277.95                    14923.08
21366.78
  1995/10/31      17057.91                    14521.94
21575.46
  1995/11/30      17316.22                    14926.00
21815.99
  1995/12/31      17748.66                    15527.37
22086.12
  1996/01/31      17798.10                    15591.12
21859.47
  1996/02/29      17758.55                    15643.83
21732.05
  1996/03/31      18055.18                    15976.04
21698.58
  1996/04/30      18510.02                    16440.51
21618.29
  1996/05/31      18529.80                    16137.98
21640.35
  1996/06/30      18658.34                    16228.81
21829.55
  1996/07/31      18223.28                    15754.48
22231.30
  1996/08/31      18450.70                    15789.00
22323.85
  1996/09/30      18895.65                    16208.45
22446.86
  1996/10/31      18875.87                    16042.59
22892.20
  1996/11/30      19815.22                    16680.89
23218.82
  1996/12/31      20000.44                    16466.31
23066.97
  1997/01/31      19846.98                    15890.03
22480.66
  1997/02/28      20082.28                    16149.93
22325.25
  1997/03/31      20082.28                    16208.41
22155.43
  1997/04/30      20102.74                    16294.42
22030.69
Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on April 30, 1987. As the chart shows, by April 30, 1997, the value of the investment would have grown to $20,103
- a 101.03% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index and the J.P. Morgan Global Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the EAFE index would have grown to $16,294 - a 62.94% increase. If $10,000 was put in the bond index, it would have grown to $22,031 - a 120.31% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL GROWTH & INCOME
FUND TALK: THE MANAGER'S OVERVIEW



An interview with John Hickling, Portfolio Manager of Fidelity International Growth & Income Fund
Q. JOHN, HOW DID THE FUND PERFORM?
A. Quite well. For the six-month and one-year periods ending April 30, 1997, the fund returned 6.50% and 8.60%, respectively. Because the fund invests in both equities and bonds, we compare it to two separate indexes to evaluate its performance. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - which measures international equity returns - returned 1.57% over the past six months and -0.89% over the past year. For the same periods, the JP Morgan Global Government Bond Index - which tracks the performance of government bonds in 13 developed countries including the U.S. - returned -3.76% and 1.91%, respectively. The international funds average was up 6.17% over the past six months and 5.43% for the past year, according to Lipper Analytical Services. Given that this fund competes against two very different indexes and that it beat them both, I am quite pleased with this period's results.
Q. WHY DID THE FUND OUTPERFORM THE EAFE INDEX OVER THE PERIOD?
A. Largely because the fund - like almost all actively managed funds - was underweighted in Japan, which was a very weak performer. Japanese holdings made up about 18% of the fund, compared to over 40% for the index. In addition, Japanese banks and financial companies, probably the market's worst performers, made up about one quarter of the index. That said, the fund did own some Japanese blue chip stocks, such as exporters Honda, Canon and Fuji, which turned in strong performances. These particular stocks - all top 10 holdings of the fund - benefited from the strong dollar and weak yen scenario, which made their goods less expensive and in higher demand in the United States and other major international markets.
Q. THE FUND ALSO BEAT THE BOND INDEX. WHY?
A. The outperformance of the fund's bonds was related to the Japanese market as well. The bond index that the fund is compared to had an extremely large Japanese bond component, while the fund held very few Japanese bonds. Over the period, the Japanese bond market suffered due to overall poor country performance and because the strong dollar hurt non-dollar-denominated bonds, such as those denominated in yen. Another reason the bond portion of the fund did well over the period was that I bought convertible bonds - which, like convertible preferred stocks, are convertible into a fixed number of a company's common stock. Basically, when you buy convertible bonds, you are investing in a company, instead of a country. This was a useful strategy when so many countries' bond markets were volatile because of the strong dollar. Lastly, the fund's bond performance was boosted by a large position in United Kingdom bonds over the period. The British pound was one of the few currencies that actually appreciated against the dollar.
Q. HOW DID THE EUROPEAN BOND MARKET LOOK IN GENERAL?
A. As I mentioned, non-dollar-denominated bonds, including European bonds, suffered because of the strong dollar. This was especially true in Germany, where the fund had a relatively large position in government bonds. Bonds underperformed equities throughout Europe - as they did in the U.S. - and did even more poorly in dollar terms. Despite this tough environment, the fund invested in Swedish and Italian government bonds. That's because as Europe moves toward monetary union under the Maastricht Treaty, some countries, such as Sweden and Italy, are pursuing stringent fiscal policies so they can qualify to participate in the union.
Q. OBVIOUSLY EUROPE WAS STRONG FOR EQUITIES. WHY?
A. Over the period, one of the most exciting places to be was in European restructuring stories, such as Volkswagen and Michelin. European companies and management are starting to understand for the first time what American companies have known for years - that they need to deliver shareholder value. The example I like to use is Royal Dutch Petroleum, which is about 150 years old. In January of 1996, for the first time, this established company started giving financial incentives to its executives based on the company's performance.
Q. WERE THERE SOME ESPECIALLY STRONG SECTORS IN EUROPE?
A. Yes. The European financial sector did well. Over the period, the fund was particularly overweighted in Swedish and Spanish banks. In Sweden, where banks recently cut costs and increased profits, Svenska Handelsbanken was a top performer. One Spanish bank in particular, BBV, looked good because it has been quietly establishing profitable long-term growth positions in Latin America.
Q. WHAT WERE SOME OTHER STANDOUT EUROPEAN COMPANIES?
A. One was top 10 fund holding National Elf Aquitaine, a French company I bought about six months ago. The largest oil company in the world, Elf benefited from restructuring and, since oil is denominated in dollar terms, from the strong dollar over the period. Overall, it was a phenomenal stock and our timing was perfect. In addition, Alcatel Alsthom, a French defense electronics company that was one of the fund's top holdings, also turned in a solid performance during the period due to management changes.
Q. IN LIGHT OF EUROPE'S STRONG PERFORMANCE, IT'S IRONIC THAT YOUR TOP EQUITY HOLDING DURING THE PERIOD - HONDA - WAS A JAPANESE COMPANY . . .
A. Perhaps so, but Honda looked especially strong because of two great new products - the Odyssey mini van and the CRV sports utility vehicle, which are both phenomenal hits with consumers. In retrospect, however, while Honda was a great stock, I wish that I had held almost no Japanese equities during the period. Some of my competitors had virtually nothing invested in Japanese stocks, which served them well. While I expected an upturn in Japan, my timing was probably a couple of months too early.
Q. HOW DID EMERGING MARKETS PERFORM OVER THE PERIOD?
A. The overall market was a mixed bag, but the fund was well-positioned. It invested in emerging markets, such as Brazil, Mexico, Argentina and Indonesia that performed fairly well, while avoiding poor-performing markets such as Thailand and Korea.
Q. HOW DOES THE FUND LOOK GOING FORWARD?
A. I think the outlook with respect to Japan is very good because it looks like it's finally coming out of its banking crisis and because the weak yen is boosting some economic and corporate profits. In terms of Europe, while I expect there to be a short-term correction, I think it will continue to do well over the long run. That's because I believe the structural changes that many companies made will have a lasting effect. Also, European exporters - like those in Japan - have benefited from the strong dollar. Going forward, I will continue to keep my eye on emerging market investments around the world. From Shanghai to Sao Paolo, there are many exceedingly attractive opportunities.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of April 30, 1997, more than $1.0 billion
MANAGER: John Hickling, since 1996; manager,
Fidelity Overseas Fund, Fidelity Advisor
Overseas Fund and Fidelity VIP: Overseas,
1993- 1996; Fidelity Advisor Annuity Overseas
Fund, 1995-1996; joined Fidelity in 1982
(checkmark)
JOHN HICKLING ON INVESTING IN COMPANIES
VERSUS COUNTRIES:
"When it comes to international stock markets, I tend to take a bottom-up approach and buy well-performing individual stocks, regardless of their country, although
I'm certainly influenced by overall country performance. In most cases, this is a very effective approach. However, as we've seen with Japanese stocks over this period, sometimes even a great stock in a bad market doesn't do as well as an average stock in a great market.
"When it comes to purchasing bonds, I take a different approach. I need to pay attention to the macro fundamentals of a country I plan on investing in.
Looking at the past six-month period, the U.K.
provides a good example of the importance of focusing on a country's macro performance. The
U.K.'s bond market was very attractive because the markets had already anticipated an upcoming interest rate increase. In addition, the British pound was considered the beneficiary of the European monetary union turmoil - as sort of a safe haven against the dollar and Deutsche mark. And, in fact, when many
European bond markets had a tough time, the British market was by far the top performer.
"On the other hand, Japan was an example of a country that exhibited overall poor macro performance, and this made its bond market extremely unattractive. That's one big reason why I was dramatically underweighted in the Japanese bond market, which looked awful.
"To compensate for the effect of specific countries' macro performance on the bond market, I bought convertible bonds, which are an investment in specific companies, instead of countries. That's because, as most people would say, it's easier to get one company right than it is to get a whole country right."
INTERNATIONAL GROWTH & INCOME
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
France 7.3%
United States 9.5%
Row: 1, Col: 1, Value: 7.3
Row: 1, Col: 2, Value: 9.199999999999999
Row: 1, Col: 3, Value: 3.6
Row: 1, Col: 4, Value: 18.1
Row: 1, Col: 5, Value: 3.9
Row: 1, Col: 6, Value: 27.2
Row: 1, Col: 7, Value: 4.0
Row: 1, Col: 8, Value: 17.1
Row: 1, Col: 9, Value: 9.6
Germany 9.2%
United
Kingdom 17.1%
Italy 3.6%
Sweden 4.0%
Japan 18.0%
Netherlands 4.1%
Other 27.2%
AS OF OCTOBER 31, 1996
France 7.2%
United States 12.1%
Row: 1, Col: 1, Value: 7.2
Row: 1, Col: 2, Value: 10.0
Row: 1, Col: 3, Value: 15.2
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 29.5
Row: 1, Col: 6, Value: 4.5
Row: 1, Col: 7, Value: 17.9
Row: 1, Col: 8, Value: 12.1
Germany 10.0%
United Kingdom 17.9%
Japan 15.2%
Sweden 4.5%
Netherlands 3.6%
Other 29.5%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   69.9          68.0

Bonds                    6.4           4.3

Government obligations   17.4          20.4

Short-term investments   6.3           7.3

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       IN THESE
                                                       STOCKS
                                                       6 MONTHS AGO

Honda Motor Co. Ltd.                     1.3           1.2
(Japan, Autos, Tires, & Accessories)

National Elf Aquitaine                   1.2           0.0
(France, Oil & Gas)

Canon, Inc.                              1.2           1.3
(Japan, Computers & Office Equipment)

Fuji Photo Film Co. Ltd.                 1.1           0.8
(Japan, Photographic Equipment)

Alcatel Alsthom Compagnie Generale       1.1           0.9
 d'Electricite SA
(France, Electrical Equipment)

Sony Corp.                               1.1           1.0
(Japan, Consumer Electronics)

Volvo AB Class B                         0.9           1.0
(Sweden, Autos, Tires, & Accessories)

Huhtamaki Ord.                           0.8           1.1
(Finland, Foods)

Credit Suisse Group (Reg.)               0.8           0.0
(Switzerland, Banks)

Volkswagen AG                            0.8           0.5
(Germany, Autos, Tires, & Accessories)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Finance                            15.3          11.1

Durables                           10.2          8.5

Utilities                          8.6           7.3

Technology                         7.2           5.5

Nondurables                        5.3           4.3

Energy                             4.4           4.8

Industrial Machinery & Equipment   4.2           5.2

Basic Industries                   4.0           8.4

Retail & Wholesale                 3.7           4.5

Health                             3.6           2.5

INTERNATIONAL GROWTH & INCOME
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 67.7%
 SHARES VALUE (NOTE 1)
ARGENTINA - 1.2%
Telefonica de Argentina SA
 sponsored ADR  155,000 $ 5,153,751
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  241,000  6,657,625
  11,811,376
AUSTRALIA - 1.6%
Broken Hill Proprietary Co. Ltd. (The)  221,300  3,125,062
Brambles Industries Ltd.   145,000  2,627,452
FAI Insurance Ltd. Ord.  3,600,000  1,771,421
Fosters Brewing Group Ltd.   1,295,000  2,670,254
MIM Holdings  2,156,500  2,812,838
National Mutual Holdings Ltd. (f)  407,000  603,986
News Corp. Ltd. ADR  66,000  1,221,000
Western Mining Holdings Ltd.   333,000  1,976,681
  16,808,694
AUSTRIA - 0.6%
Austria Mikro Systeme International  32,150  2,427,112
KTM-Motorradholding AG (f)  15,500  928,486
Mayr Melnhof Karton AG (a)  50,000  2,367,374
  5,722,972
BELGIUM - 0.4%
Credit Communal Holding/Dexia (f)  16,000  1,590,635
Delhaize Freres & Cie Le Lion SA  25,000  1,256,686
Petrofina SA  2,700  968,858
  3,816,179
BERMUDA - 0.2%
Sakura Finance Bermuda Trust:
 sponsored ADR (f)  35  1,477,340
 unit (Reg.)  22  948,089
  2,425,429
BRAZIL - 1.4%
Aracruz Celulose SA PN B ADR  112,500  2,123,438
Compania Cervejaria Brahma PN
 (Pfd. Reg.)  3,350,000  2,279,115
Multicanal Participacoes SA
 sponsored ADR  57,000  826,500
Telebras ON  58,900,000  6,341,669
Telesp:
 ON (a)  479,988  132,923
 PN (Pfd. Reg.)  11,200,000  3,180,592
  14,884,237
CANADA - 0.5%
Agrium, Inc.   1,950  25,047
Canadian Imperial Bank of Commerce  45,400  1,042,857
Common Development International
 Ltd. (a) (f)  54,000  743,855
JDS Fitel, Inc. (a)  125,100  2,663,226
OSF, Inc. (a)(f)  91,000  879,101
Westaim Corp.   1,946  7,937
  5,362,023
CHILE - 0.1%
Vina Concha Stet y Toro SA
 sponsored ADR  20,300  662,288

 SHARES VALUE (NOTE 1)
CHINA (PEOPLES REPUBLIC) - 0.4%
Huaneng Power International, Inc.
 Class N sponsored ADR (a)  43,000 $ 1,042,750
Maanshan Iron & Steel Co. Ltd.
 Class H  13,000,000  2,852,901
  3,895,651
DENMARK - 0.5%
Novo-Nordisk AS Class B  50,000  4,946,964
FINLAND - 2.5%
America Group Ltd. Class A (a)  70,000  1,198,342
Cultor OY Ord., Series 2  35,000  1,938,890
Huhtamaki Ord.   200,000  8,674,995
Nokia Corp. AB, Series A  126,000  7,862,200
Rauma OY  2,784  57,299
UPM-Kymmene Corp.   100,000  2,288,968
Valmet OY  212,100  3,586,099
  25,606,793
FRANCE - 5.6%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  102,900  11,446,561
Assurance Generales De France
 Vie SA (a)(f)  25,000  813,729
Axa SA  80,000  4,924,026
Cap Gemini Sogeti SA  16,500  999,743
Credit Lyonnais (a)  75,000  2,513,177
Credit Local de France SA  14,700  1,360,586
Elf Sanofi SA  22,000  2,055,106
GAN (Groupe Des Assur Natl.)  18,500  437,588
Groupe AB SA sponsored ADR  90,000  652,500
Lagardere S.C.A. (Reg.)  65,000  2,012,084
Michelin SA (Compagnie Generale
 des Etablissements) Class B  100,000  5,589,407
Nationale Elf Aquitaine  125,000  12,126,666
Pechiney SA Class A  50,000  1,868,278
Rhone Poulenc SA Class A  90,000  3,028,153
Total SA sponsored ADR  175,394  7,300,775
  57,128,379
GERMANY - 3.7%
BASF AG  100,000  3,916,698
Daimler-Benz AG:
 Ord.  100,000  7,405,910
 (rights) (a)  100,000  8,665
Dresdner Bank AG Ord.   110,000  3,504,520
Hornbach Baumarket AG (Bearer)  25,000  794,316
Lufthansa  150,000  2,088,328
Puma AG (Rudolf Dassler Sport) (f)  17,300  584,646
Schering AG  25,000  2,390,168
Schmalbach-Lubeca AG   8,000  1,756,160
Siemens AG  60,000  3,251,553
Veba AG Ord.  157,000  8,115,514
Volkswagen AG  6,500  4,115,797
  37,932,275
HONG KONG - 2.2%
Cafe De Coral Holdings Ltd.   2,026,000  496,921
Dairy Farm International Holdings Ltd. 2,767,000 2,047,580 HSBC Holdings PLC 107,543 2,713,223
Hong Kong & China Gas Co. Ltd.
 (warrants) (a)  263,800  132,811
Hong Kong Electric Holdings Ord.   1,830,000  6,472,859
Johnson Electric Holdings Ltd.   1,614,000  4,375,395
Pacific Ports Co. Ltd.   1,344,000  503,143
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HONG KONG - CONTINUED
South China Morning Post Holdings 3,762,000 $ 3,229,497 Shanghai Industrial Holdings Ltd.
 Class H (a)(f)  443,000  2,493,358
Sun Hung Kai & Co. Ltd.   1,000  250
Sun Hung Kai Co. Ltd. (warrants) (a)  200  11
  22,465,048
INDIA - 0.2%
Videsh Sanchar Nigam GDR (f)  93,600  1,801,800
INDONESIA - 1.7%
Astra International PT (For. Reg.)  1,007,000  3,688,193
Bank International Indonesia PT
 (For. Reg.)  5,096,285  3,670,168
Inti Indorayon Utama PT (For. Reg.) (a)  2,068,000  1,489,302
Indah Kiat Pulp & Paper (For. Reg.) (a) 1,300,000 1,056,585 Matahari Putra Prima PT (For. Reg.) 2,195,000 3,071,196
PT Bank International Indonesia
 (warrants) (For. Reg.) (a)  453,002  144,476
PT Indosat Class B (For.Reg.)  683,000  1,883,170
PT Telkom (For. Reg.)  1,351,000  1,959,786
  16,962,876
ITALY - 1.5%
Credito Italiano Ord.   1,800,000  2,525,815
Italcementi Fabbriche Ruinite Cemento
 Spa, Bergamo  50,000  279,127
Italgas Spa  462,700  1,590,872
Montedison Spa Ord. (a)  2,800,000  1,840,973
Rinascente per l'Esercizio di Grandi
 Magazzini Spa  350,000  1,867,361
Stet (Societa Finanziaria Telefonica)
 Spa Ord.   600,000  2,849,476
Telecom Italia:
 Spa  1,300,000  3,444,023
 Mobile Spa  310,000  973,092
  15,370,739
JAPAN - 17.1%
Acom Co. Ltd.   145,000  5,912,079
Advantest Corp.   115,500  6,409,343
Amway Japan Ltd.   58,400  1,778,960
Canon, Inc.   500,000  11,846,197
Daiichi Pharmaceutical Co. Ltd.   121,000  1,942,934
Daiwa House Industry Co. Ltd.   100,000  1,117,714
Daiwa Securities Co. Ltd.   374,000  2,487,544
Daito Trust Construction Co.   162,200  1,634,193
Fuji Photo Film Co. Ltd.   300,000  11,452,635
Fuji Electric Co. Ltd.   504,000  1,999,418
Hitachi Maxell Ltd.   200,000  4,203,235
Honda Motor Co. Ltd.   441,000  13,676,572
Hoya Corp.   52,000  2,382,148
Ishikawajima-Harima Heavy
 Industries Co. Ltd.   610,000  2,271,085
JGC Corp.   266,000  1,371,404
Jusco Co. Ltd.   149,000  4,573,970
Komatsu Ltd. Ord.   744,000  5,434,547
Konica Corp.   147,000  850,447
Kokusai Electric Co. Ltd.   102,000  1,493,906
Kyocera Corp. (warrants) (a)  315  246,094
Mabuchi Motor Co.   40,000  2,024,480
Matsushita Electric Industrial Co. Ltd.   300,000  4,793,577

 SHARES VALUE (NOTE 1)
Mitsubishi Electric Co. Ord.   245,000 $ 1,340,273
Namco Ltd.   98,000  2,869,535
Nintendo Co. Ltd. Ord.   28,600  2,089,087
Nippon Telegraph & Telephone
 Corp. Ord.   84  591,759
Nitto Denko Corp.   200,000  2,896,612
Nomura Securities Co. Ltd.   510,000  5,700,343
Omron Corp.   100,000  1,889,094
Orix Corp.   77,900  3,930,411
Ricoh Co. Ltd. Ord.   250,000  2,971,388
Sakura Bank Ltd.   324,000  1,711,236
Sankyo Co. Ltd.   160,000  4,281,947
Sekisui House Ltd.   150,000  1,334,173
Shin-Etsu Chemical Co. Ltd.   2,000  40,301
Shin-Etsu Chemical Co. Ltd. (warrants) (a)  280  411,250
Sony Corp.   155,000  11,273,171
Suzuki Motor Corp.   420,000  4,462,986
TDK Corp.   32,000  2,304,695
Takeda Chemical Industries Ltd.   335,000  7,726,003
Takefuji Corp.   43,000  2,068,007
THK Co. Ltd.   45,000  520,682
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  303,000  2,957,377
Toyota Motor Corp.   200,000  5,793,223
Tokyo Electron Ltd.   118,800  4,581,999
Uni Charm Corp. Ord.   121,000  3,704,908
Uny Co. Ltd.   300,000  5,265,851
Yamanouchi Pharmaceutical Co. Ltd.   50,000  1,066,551
Yamaichi Securities Co. Ltd.   677,000  1,769,168
  175,454,512
MALAYSIA - 0.5%
Arab Malaysian Corp. BHD  320,000  1,325,632
Hong Leong Credit BHD  562,000  2,910,177
Tenega Nasional BHD  1,000  4,621
TA Enterprise BHD  1,142,000  1,332,826
  5,573,256
MEXICO - 1.7%
BANACCI SA de CV Class B (a)  1,100,000  2,354,969
Cifra SA Series C  1,325,000  2,033,333
Cifra SA de CV, Series A  162,057  244,614
Gruma SA Class B sponsored
 ADR (a) (f)  157,500  2,992,500
Grupo Financiero Bancomer Class B (a) 12,200,000 4,266,163 Grupo Financiero Inbursa SA Class B 479,000 1,638,843 Telefonos de Mexico SA sponsored ADR representing Ord. Class L shares  90,000  3,712,500
  17,242,922
NETHERLANDS - 3.5%
AKZO Nobel NV  50,300  6,482,991
Docdata NV  150,00  1,955,545
ING Groep NV  100,000  3,928,214
KBB NV Ord.   45,000  2,969,268
KLM Royal Dutch Air Lines NV  30,000  887,314
Philips Electronics NV (Bearer)  100,000  5,222,214
Royal Dutch Petroleum Co. Ord.   40,000  7,151,917
Unilever NV Ord.   17,100  3,327,012
Vendex International NV  80,243  3,811,383
  35,735,858
NEW ZEALAND - 0.3%
Lion Nathan Ltd.   1,250,000  3,006,104
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NORWAY - 0.4%
Orkla AS Class B (non-vtg.)  30,000 $ 2,321,173
Smedvig AS  76,800  1,833,347
Smedvig AS, Series B  19,200  451,597
  4,606,117
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  52,000  1,131,000
PHILIPPINES - 0.4%
Belle Resources Corp. (a)  6,256,000  1,494,608
Empire East Land, Inc. (a)  887,500  164,913
Equitable Banking Corp. (f)  62,000  242,169
Guoco Holdings Philippines, Inc.   645,000  94,169
Megaworld Properties & Holdings, Inc. (a) 8,922,250  1,996,256
  3,992,115
PORTUGAL - 0.4%
Portugal Telecom SA  85,000  3,133,381
Telecel Comunicacoes Pessoais SA (a)  12,000  1,033,899
  4,167,280
SINGAPORE - 0.0%
Kim Engineering Holdings Ltd.   20,000  16,446
SPAIN - 2.9%
Banco Bilbao Vizcaya SA Ord. (Reg.)  70,000  4,718,616
Banco Popular Espanol  25,000  5,309,128
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.) 54,017 2,830,827 Dragados y Construcciones SA 225,000 3,637,609
FOCSA (Fomento Construcciones y
 Contratas SA)  10,000  975,509
Iberdrola SA  250,000  2,825,826
Telefonica de Espana SA Ord. (a) 260,000 6,670,320 Vallehermoso SA 100,000 2,466,176
  29,434,011
SWEDEN - 3.1%
Ericsson (L.M.) Telephone Co.:
 Class B  90,000  2,844,472
 Class B ADR  56,900  1,913,263
Esselte AB Class B Free shares  139,000  3,170,847
Forcenergy AB Class B Free shares  100,000  1,102,360
Nordbanken AB  75,000  2,303,487
Scania AB Class B  80,000  2,064,536
Skandia Foersaekrings AB  60,000  1,735,739
Svenska Handelsbanken  200,000  5,505,429
Swedish Match Co. ADR  10,000  323,750
Volvo AB:
 Class B  375,000  9,438,561
 ADR Class B  50,000  1,262,500
  31,664,944
SWITZERLAND - 2.1%
Credit Suisse Group (Reg.)  77,000  8,671,642
Julius Baer Holding AG  2,000  2,503,392
SIG AG (Reg.)  2,500  3,375,170
Sulzer AG (Reg.)  3,500  2,410,109
Surveillance, Societe Generale (Bearer)  2,400  4,966,079
  21,926,392

 SHARES VALUE (NOTE 1)
THAILAND - 0.3%
Thai Military Bank Ltd. (For. Reg.)  2,191,700 $ 3,188,538
UNITED KINGDOM - 10.6%
Albright & Wilson PLC  750,000  1,917,759
BAT Industries PLC Ord.   540,000  4,550,021
BBA Group PLC  650,000  3,535,171
British Aerospace PLC  201,197  4,282,294
British Petroleum PLC Ord.   429,440  4,936,147
British Steel PLC Ord.   850,000  1,918,165
British Telecommunications PLC Ord.   630,000  4,623,079
Cable & Wireless PLC Ord.   380,000  2,931,188
Caradon PLC  1,618,724  6,491,156
Cookson Group PLC  1,247,544  4,395,091
Cordiant PLC (a)  1,109,300  2,323,224
Dalgety PLC  500,000  2,532,660
English China Clay PLC  662,500  2,215,672
Grand Metropolitan PLC  558,800  4,672,141
Great Universal Stores PLC Ord
 Class A  200,000  2,078,080
Inchcape PLC Ord.   1,000,000  4,448,390
Ladbroke Group PLC Ord.   1,719,834  6,421,946
Legal & General Group Ltd. Ord.   600,000  4,027,904
Lloyds TSB Group PLC  350,000  3,199,107
LucasVarity PLC  2,015,000  6,117,429
Monument Oil and Gas PLC Class L (a) 1,676,200 2,394,753 National Grid Co. PLC 1,153,700 4,158,131
Rolls Royce PLC Ord.   1,057,921  4,173,609
Royal & Sun Alliance Insurance
 Group PLC  528,209  4,167,680
Shanks & McEwan Group PLC  500,000  1,103,980
Tomkins PLC Ord.   1,233,333  5,326,161
Vodafone Group PLC  1,350,000  6,049,161
Willis Coroon PLC Ord.   1,280,000  3,013,216
  108,003,315
TOTAL COMMON STOCKS
 (Cost $600,288,409)   692,746,533
PREFERRED STOCKS - 2.2%
CONVERTIBLE PREFERRED STOCKS - 0.8%
AUSTRALIA - 0.2%
National Australia Bank Ltd.   80,000  2,120,000
HONG KONG - 0.2%
Jardine Strategic Holdings Ltd.
 7 1/2% (a)  18,000  2,124,000
JAPAN - 0.2%
AJL participating trust (a)  117,100  1,888,238
UNITED STATES OF AMERICA - 0.2%
SBC Communications, Inc. $3.07 (a)  50,000  2,062,500
TOTAL CONVERTIBLE PREFERRED STOCKS   8,194,738
NONCONVERTIBLE PREFERRED STOCKS - 1.4%
GERMANY - 0.8%
Volkswagen AG  17,000  8,367,176
PREFERRED STOCKS - CONTINUED
 SHARES VALUE
  (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
ITALY - 0.6%
Banco Ambro Veneto  620,000 $ 1,068,571
Italmobiliare Spa  90,000  672,955
Stet (Societa Finanziaria Telefonica) Spa  1,195,000  4,427,164
  6,168,690
TOTAL NONCONVERTIBLE PREFERRED STOCKS   14,535,866
TOTAL PREFERRED STOCKS
 (Cost $17,986,435)   22,730,604
CORPORATE BONDS - 6.4%
 MOODY'S PRINCIPAL
 RATINGS (E) AMOUNT (C)
CONVERTIBLE BONDS - 5.8%
ARGENTINA - 0.1%
Banco De Galicia Y Buenos Aires
 SA 7%, 8/1/02 B1 $ 1,000,000  1,152,500
BERMUDA - 0.8%
MBL International Finance of
 Bermuda 3%, 11/30/02 Aa2  7,830,000  7,947,450
BRITISH VIRGIN ISLANDS - 0.5%
Sandoz Capital BVI Ltd.
 2%, 10/6/02 -  4,390,000  5,443,600
CHINA (PEOPLES REPUBLIC) - 0.2%
Qingling Motors Ltd. 3 1/2%,
 1/22/02 (f) -  1,800,000  1,836,000
FRANCE - 0.2%
Sanofi SA 4%, 1/1/00 - FRF 19,000  1,927,926
GERMANY - 0.3%
Bayerische Hypotheken und
 Wechs Bank
 9 1/4%, 12/31/01 - DEM 2,900,000  2,864,735
HONG KONG - 0.1%
Hong Kong Land Holdings Ltd.
 euro 4%, 2/23/01 (f) -  1,100,000  965,250
JAPAN - 0.5%
Hitachi Ltd. 1.70%, 3/29/02 Aa2 JPY 159,000,000  1,476,800
Matsushita Electric Works Co.
 Ltd. 2.70%, 5/31/02 - JPY 81,000,000  873,470
Sony Corp. 0.15%, 3/30/01 Aa3 JPY 100,000,000  1,113,779
Takeda Chemical Industries Ltd.
 1.90%, 9/30/98 - JPY 200,000,000  2,121,296
  5,585,345
KOREA (SOUTH) - 0.2%
Samsung Electronics Co. Ltd.
 1/4%, 12/31/06 (Reg.) Baa1  1,775,000  1,988,000

 MOODY'S PRINCIPAL VALUE
 RATINGS (E) AMOUNT (C) (NOTE 1)
MEXICO - 0.7%
Alfa SA de CV
 8%, 9/15/00 (f) -  $1,900,000 $ 2,356,000
Empresas Ica Sociedad
 Controladora SA de CV
 5%, 3/15/04 B3  6,000,000  4,440,000
  6,796,000
NETHERLANDS - 0.6%
Bilbao Vizcaya Investments BV
 3 1/2%, 7/12/06 Aa3  2,500,000  3,537,500
Volkswagen AG 3%,
 1/24/02 (f) A1  2,270,000  2,814,800
  6,352,300
NETHERLANDS ANTILLES - 0.2%
Sumitomo Bank International
 Finance NV 3/4%,
 5/31/01 (Reg.) A2 JPY 123,000,000  1,031,091
Sumitomo Bank International
 Finance NV 3/4%,
 5/31/01 (f) A2 JPY 62,000,000  519,737
  1,550,828
THAILAND - 0.5%
Bangkok Bank PCL euro
 3 1/4%, 3/3/04 (f) -  3,830,000  3,533,175
SCB (Siam Commercial Bank)
 PCL 3 1/4%, 1/24/04 -  2,000,000  1,380,000
  4,913,175
UNITED KINGDOM - 0.9%
Glaxo Wellcome PLC
 4.30%, 9/28/98 Aa3 JPY 195,000,000  2,469,253
Grand Metropolitan PLC euro
 6 1/2%, 1/31/00 A2  2,500,000  3,068,750
Land Securities PLC
 7%, 9/30/08 A1 GBP 2,000,000  4,058,750
  9,596,753
TOTAL CONVERTIBLE BONDS   58,919,862
NONCONVERTIBLE BONDS - 0.6%
JAPAN - 0.2%
Sony Corp. 1.40%, 3/31/05 Aa3 JPY 220,000,000  2,069,346
LUXEMBOURG - 0.4%
Daimler-Benz Capital AG
 4 1/8%, 7/5/03 A1 DEM 5,750,000  4,500,881
TOTAL NONCONVERTIBLE BONDS    6,570,227
TOTAL CORPORATE BONDS
 (Cost $63,196,474)   65,490,089
GOVERNMENT OBLIGATIONS (G) - 17.4%
 MOODY'S PRINCIPAL VALUE
 RATINGS (E) AMOUNT (C) (NOTE 1)
DENMARK - 0.5%
Danish Kingdom Bullet 8%,
 5/15/03 Aaa DKK 29,000,000 $ 4,883,868
FRANCE - 1.5%
French Government:
 8 1/2%, 12/26/12 Aaa FRF 17,000,000  3,610,233
 OAT:
  7 1/4%, 4/25/06 Aaa FRF 20,000,000  3,825,342
  6%, 10/25/25 Aaa FRF 35,000,000  5,532,331
 Principal Strips 0%,
  10/25/25 Aaa FRF 110,000,000  2,611,417
  15,579,323
GERMANY - 4.4%
German Federal Republic:
 8%, 7/22/02 Aaa DEM 9,300,000  6,132,128
 6%,  6/20/16 Aaa DEM 32,600,000  17,994,454
Treuhandanstalt:
 6 5/8%, 7/9/03 Aaa DEM 12,200,000  7,572,098
 7 1/2%, 9/9/04 Aaa DEM 20,000,000  12,942,434
  44,641,114
ITALY - 1.5%
Italian Republic (d):
 8 1/2%, 4/1/99 Aa3 ITL 15,600,000  9,389,806
 10 1/2%, 9/1/05 Aa3 ITL 8,000,000  5,508,656
  14,898,462
SWEDEN - 0.9%
Swedish Government
 13%, 6/15/01 Aa1 SEK 60,000,000  9,558,801
UNITED KINGDOM - 5.6%
United Kingdom, Great Britain
 & Northern Ireland:
 9 1/2%, 1/15/99 Aaa GBP 4,500,000  7,618,527
 9 3/4%, 8/27/02 Aaa GBP 13,100,000  23,567,436
 6 3/4%, 11/26/04 Aaa GBP 5,500,000  8,633,469
 7 3/4%, 9/8/06 Aaa GBP 5,100,000  8,432,510
 9%, 10/13/08 Aaa GBP 2,200,000  3,970,302
 8 3/4%, 8/25/17 Aaa GBP 3,000,000  5,422,815
  57,645,059
UNITED STATES OF AMERICA - 3.0%
U.S. Treasury Obligations:
 9 1/4%, 8/15/98 Aaa  $7,385,000  7,668,879
 9 1/8%, 5/15/99 Aaa  7,400,000  7,794,272
 7 3/4%, 12/31/99 Aaa  7,550,000  7,795,375
 7 1/4%, 2/15/23 Aaa  750,000  756,683
 6 1/4%, 8/15/23 Aaa  830,000  751,797
 7 1/2%, 11/15/24 Aaa  1,570,000  1,658,564
 7 5/8%, 2/15/25 Aaa  2,750,000  2,949,375
 6 7/8%, 8/15/25 Aaa  1,860,000  1,827,152
  31,202,097
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $181,962,701)   178,408,724
CASH EQUIVALENTS - 6.3%
 SHARES VALUE
  (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $64,179,810)   64,179,810 $ 64,179,810
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $927,613,829)  $ 1,023,555,760
CURRENCY ABBREVIATIONS
GBP - British pound
FRF - French franc
DEM - German deutsche mark
DKK - Danish krone
ITL - Italian lira
JPY - Japanese yen
SEK - Swedish krona
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Principal amount in thousands.
(e) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $27,176,567 or 2.6% of net assets.
(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 20.8% AAA, AA, A 19.9%
Baa 0.2% BBB 0.0%
Ba 0.0% BB 0.6%
B 0.6% B 0.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 2.3%.
Purchases and sales of securities, other than short-term securities, aggregated $314,158,749 and $348,985,603, respectively, of which U.S. government and government agency obligations aggregated $0 and $15,481,962, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $66,868 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $927,793,642. Net unrealized appreciation aggregated $95,762,118, of which $135,267,886 related to appreciated investment securities and $39,505,768 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.8%
Basic Industries   4.0
Cash Equivalents   6.3
Construction & Real Estate   3.1
Durables   10.2
Energy   4.4
Finance   15.3
Government Obligations  .17.4
Health   3.6
Holding Companies   1.6
Industrial Machinery & Equipment   4.2
Media & Leisure   2.0
Nondurables   5.3
Precious Metals   0.3
Retail & Wholesale   3.7
Services   1.1
Technology    7.2
Transportation   0.9
Utilities   8.6
   100.0%
INTERNATIONAL GROWTH & INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $927,613,829) - See accompanying schedule                   $ 1,023,555,760

Cash                                                                                                  1,275,513

Receivable for investments sold                                                                       13,503,722

Receivable for fund shares sold                                                                       15,818,243

Dividends receivable                                                                                  3,450,229

Interest receivable                                                                                   6,379,889

 TOTAL ASSETS                                                                                         1,063,983,356

LIABILITIES

Payable for investments purchased                                                     $ 21,954,996

Payable for fund shares redeemed                                                       4,077,932

Accrued management fee                                                                 626,348

Other payables and accrued expenses                                                    341,847

 TOTAL LIABILITIES                                                                                    27,001,123

NET ASSETS                                                                                           $ 1,036,982,233

Net Assets consist of:

Paid in capital                                                                                      $ 913,582,815

Undistributed net investment income                                                                   9,603,756

Accumulated undistributed net realized gain (loss) on investments and foreign                         18,164,898
currency transactions

Net unrealized appreciation (depreciation) on investments                                             95,630,764
and assets and liabilities in foreign currencies

NET ASSETS, for 52,765,313                                                                           $ 1,036,982,233
shares outstanding

NET ASSET VALUE, offering price                                                                       $19.65
and redemption price per
share ($1,036,982,233 (divided by) 52,765,313 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 7,116,611
Dividends

Special Dividend from British Gas                                                 2,427,323
PLC Ord.

Interest                                                                          9,861,149

                                                                                  19,405,083

Less foreign taxes withheld                                                       (754,656
                                                                                 )

 TOTAL INCOME                                                                     18,650,427

EXPENSES

Management fee                                                     $ 3,877,031

Transfer agent fees                                                 1,350,206

Accounting fees and expenses                                        288,235

Non-interested trustees' compensation                               3,927

Custodian fees and expenses                                         297,197

Registration fees                                                   28,701

Audit                                                               28,021

Legal                                                               8,880

Miscellaneous                                                       5,878

 Total expenses before reductions                                   5,888,076

 Expense reductions                                                 (83,515       5,804,561
                                                                   )

NET INVESTMENT INCOME                                                             12,845,866

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              19,169,811

 Foreign currency transactions                                      (103,530      19,066,281
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              34,275,454

 Assets and liabilities in                                          (399,148      33,876,306
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   52,942,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 65,788,453

OTHER INFORMATION                                                                $ 41,868
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       9,318

 Transfer agent interest credits                                                  32,329

                                                                                 $ 83,515


STATEMENT OF CHANGES IN NET ASSETS


INCREASE (DECREASE) IN NET ASSETS                                                              SIX MONTHS ENDED   YEAR ENDED
                                                                                               APRIL 30, 1997     OCTOBER 31,
                                                                                               (UNAUDITED)        1996

Operations                                                                                     $ 12,845,866      $ 27,101,159
Net investment income

 Net realized gain (loss)                                                                       19,066,281        58,081,824

 Change in net unrealized appreciation (depreciation)                                         33,876,306        13,275,048

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                65,788,453        98,458,031

Distributions to shareholders                                                                 (15,357,887)      (30,254,272)
From net investment income

 From net realized gain                                                                       (19,594,353)      -

 TOTAL DISTRIBUTIONS                                                                         (34,952,240)      (30,254,272)

Share transactions                                                                             579,628,979       756,874,122
Net proceeds from sales of shares

 Reinvestment of distributions                                                                34,046,643        29,614,909

 Cost of shares redeemed                                                                   (614,605,252)     (750,852,349)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                    (929,630)         35,636,682

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    29,906,583        103,840,441

NET ASSETS

 Beginning of period                                                                          1,007,075,650     903,235,209

 End of period (including undistributed net investment income of $9,603,756 and
$21,693,374, respectively)                                                                    $ 1,036,982,233   $ 1,007,075,650

OTHER INFORMATION
Shares

 Sold                                                                                           29,679,670        41,219,618

 Issued in reinvestment of distributions                                                        1,787,230         1,655,407

 Redeemed                                                                                      (31,450,970)      (40,792,385)

 Net increase (decrease)                                                                        15,930            2,082,640



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS       YEARS ENDED OCTOBER 31,
                                                    ENDED
                                                    APRIL 30, 1997

SELECTED PER-SHARE DATA                             (UNAUDITED)      1996       1995        1994 G        1993          1992

Net asset value, beginning of period                $ 19.09       $ 17.83       $ 17.54     $ 17.25       $ 13.29       $ 13.99

Income from Investment Operations

 Net investment income                              .24 F, J      .54           .54         .38 F         .14 F         .31

 Net realized and unrealized gain (loss)            .98           1.32          .28         .02           4.14          (.84)

 Total from investment operations                   1.22          1.86          .82         .40           4.28          (.53)



Less Distributions

 From net investment income                         (.29)         (.60)         (.21)       (.03)         (.31)         (.16)

 From net realized gain                             (.37)         -             (.32)       (.05)         (.01) D       (.01) D

 In excess of net realized gain                     -             -             -           (.03)         -             -

 Total distributions                                (.66)         (.60)         (.53)       (.11)         (.32)         (.17)

Net asset value, end of period                      $ 19.65       $ 19.09       $ 17.83     $ 17.54       $ 17.25       $ 13.29

TOTAL RETURN B, C                                   6.50%         10.66%        4.95%       2.33%         32.94%        (3.81)%
                                                                                                          E             E

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)             $ 1,036,982   $ 1,007,076   $ 903,235   $ 1,367,938   $ 1,002,847   $ 60,007

Ratio of expenses to average net assets             1.16% A       1.16%         1.18%       1.21%         1.52%         1.62%

Ratio of expenses to average net assets after
expense                                             1.15% A,      1.14%         1.18%       1.21%         1.52%         1.62%
reductions                                          H             H

Ratio of net investment income to average net assets 2.54% A      2.76%         2.98%       2.16%         .87%          2.78%

Portfolio turnover rate                              65% A         95%           141%        173%          24%           76%

Average commission rate I                           $ .0083       $ .0065

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED . D INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED
GAINS ON FOREIGN CURRENCY
RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME. E TOTAL RETURNS DO
NOT INCLUDE THE ONE TIME SALES CHARGE. F NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. G EFFECTIVE
NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE,
AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES. H FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). I FOR FISCAL YEARS BEGINNING ON
OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER. J INVESTMENT INCOME
PER SHARE REFLECTS A SPECIAL DIVIDEND FROM BRITISH GAS PLC ORD.
WHICH AMOUNTED TO $.05 PER SHARE.


DIVERSIFIED INTERNATIONAL
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 6   PAST 1   PAST 5   LIFE OF
APRIL 30, 1997                MONTHS   YEAR     YEARS    FUND

DIVERSIFIED INTERNATIONAL     8.94%    13.35%   88.81%   74.46%

Morgan Stanley Capital        3.98%    1.86%    66.65%   60.62%
 International GDP-Weighted
 EAFE Index

International Funds Average   6.17%    5.43%    66.38%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) GDP-Weighted Europe, Australasia, Far East (EAFE) Index - a gross domestic product weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 396 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   PAST 5   LIFE OF
APRIL 30, 1997                 YEAR     YEARS    FUND

DIVERSIFIED INTERNATIONAL      13.35%   13.55%   10.97%

Morgan Stanley Capital         1.86%    10.75%   9.27%
 International GDP-Weighted
 EAFE Index

International Funds Average    5.43%    10.58%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Diversified International   MS GDP-Wtd. EAFE (Net)
             00325                       MS005
  1991/12/27      10000.00                    10000.00
  1991/12/31      10060.00                    10275.57
  1992/01/31       9860.00                    10188.63
  1992/02/29       9680.00                    10050.14
  1992/03/31       9140.00                     9554.95
  1992/04/30       9240.00                     9638.28
  1992/05/31       9750.00                    10205.78
  1992/06/30       9540.00                     9873.69
  1992/07/31       9190.00                     9524.06
  1992/08/31       9350.00                     9997.89
  1992/09/30       9140.00                     9631.08
  1992/10/31       8460.00                     9240.11
  1992/11/30       8460.00                     9285.20
  1992/12/31       8671.06                     9283.63
  1993/01/31       8873.42                     9391.13
  1993/02/28       9176.96                     9719.67
  1993/03/31       9915.57                    10383.39
  1993/04/30      10522.64                    11339.71
  1993/05/31      10785.71                    11516.97
  1993/06/30      10482.17                    11317.62
  1993/07/31      10805.94                    11658.22
  1993/08/31      11362.43                    12512.58
  1993/09/30      11210.66                    12250.09
  1993/10/31      11453.49                    12586.98
  1993/11/30      11028.54                    11584.19
  1993/12/31      11850.64                    12399.01
  1994/01/31      12739.44                    13347.09
  1994/02/28      12484.04                    13273.82
  1994/03/31      12085.61                    13083.23
  1994/04/30      12320.58                    13744.12
  1994/05/31      12300.15                    13428.70
  1994/06/30      12136.69                    13422.75
  1994/07/31      12555.55                    13734.43
  1994/08/31      12872.25                    13967.08
  1994/09/30      12504.47                    13476.08
  1994/10/31      12729.22                    13885.61
  1994/11/30      12044.75                    13266.77
  1994/12/31      11979.79                    13367.39
  1995/01/31      11428.51                    13024.96
  1995/02/28      11566.33                    13010.19
  1995/03/31      12128.21                    13599.39
  1995/04/30      12509.87                    14207.31
  1995/05/31      12615.88                    14069.97
  1995/06/30      12806.71                    13912.97
  1995/07/31      13633.63                    14822.36
  1995/08/31      13421.60                    14203.34
  1995/09/30      13676.04                    14371.87
  1995/10/31      13495.81                    13955.28
  1995/11/30      13633.63                    14249.36
  1995/12/31      14132.55                    14859.11
  1996/01/31      14555.74                    15047.94
  1996/02/29      14566.88                    15092.84
  1996/03/31      14856.44                    15292.91
  1996/04/30      15391.00                    15769.16
  1996/05/31      15546.91                    15536.30
  1996/06/30      15691.69                    15658.22
  1996/07/31      15190.54                    15208.75
  1996/08/31      15446.68                    15200.26
  1996/09/30      15914.43                    15618.28
  1996/10/31      16014.66                    15447.32
  1996/11/30      16905.60                    16107.34
  1996/12/31      16961.57                    15992.68
  1997/01/31      17076.88                    15691.33
  1997/02/28      17365.14                    15800.68
  1997/03/31      17388.20                    16101.69
  1997/04/30      17445.86                    16062.16
Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by April 30, 1997, the value of the investment would have grown to $17,446 - a 74.46% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International GDP-weighted EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,062 - a 60.62% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
DIVERSIFIED INTERNATIONAL
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Greg Fraser, Portfolio Manager of Fidelity Diversified International Fund
Q. HOW DID THE FUND DO, GREG?
A. For the six-month and one-year periods ending April 30, 1997, the fund returned 8.94% and 13.35%, respectively. For the same time periods, the Morgan Stanley Capital International GDP-Weighted EAFE Index, a broad measure of stock performance in Europe, Australia and the Far East, was up 3.98% and 1.86%, respectively, while the international funds average was up 6.17% for the past six months and 5.43% for the past year, according to Lipper Analytical Services.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE?
A. While no one stock or country was that important, being underweighted compared to the index in Japan in general and the Japanese bank sector in particular continued to help the fund. Many Japanese banks performed quite poorly because investors believed that these banks had not adequately taken care of problem loans, which meant that asset values and future earnings growth were both questionable. Still, despite the overall underperformance of the Japanese market, world class exporters such as Fuji Photo Film, Canon and Sony did quite well over the period. These top 10 fund holdings benefited from the strong U.S. dollar and the weak Japanese yen, which made Japanese products cheaper and increased demand for them in many overseas markets.
Q. WERE THERE OTHER REASONS THE FUND DID WELL DURING THE PERIOD?
A. Yes. The fund also benefited from its holdings in Spain. As Spanish interest rates declined, Spanish utilities - including the electric utilities Union Electrica Fenosa and Iberdrola, as well as the Spanish telephone company, Telefonica - performed well. In addition, French companies undergoing restructuring, such as top 10 fund holding Alcatel Alsthom, were positive contributors to the fund. Unilever, one of the world's largest consumer product companies and another top fund holding, also profited from management changes. Finally, some specific fund holdings in emerging markets, such as the Brazilian telephone company Telebras and Gencor, the South African multi-industry company, were solid performers.
Q. HOW HAS THE STRENGTH OF THE DOLLAR AFFECTED THE FUND?
A. The dollar was generally quite strong against many currencies, including the yen, the German mark and the British pound. A change in the value of the dollar affects the fund in several ways. First, when the fund's holdings are calculated in dollars, there is an immediate translation impact. So a share that is priced in yen and is worth a certain number of dollars will be worth fewer dollars if the dollar is strong, assuming that the share price in yen remains the same. On the other hand, many analysts feel that a relatively weak currency can increase export competitiveness. So big exporting companies can often experience stronger earnings from a weaker currency. Thus, the longer-term business impact of a weak currency can sometimes offset the translation impact, at least for companies heavily involved in exports.
Q. SO, OVERALL, DID THE CURRENCY SITUATION HELP OR HURT THE FUND?
A. The strength of the dollar has probably modestly held back the performance of the fund in the past year - especially for Japanese and German holdings. However, good price performance in most markets in local currency terms resulted in satisfactory dollar-based returns for shareholders.
Q. WHICH OF THE FUND'S INVESTMENTS WERE DISAPPOINTMENTS?
A. For most of the six-month period, the biggest disappointment by far was the performance of smaller and non-export-oriented Japanese companies. The share prices of these companies often performed poorly in yen terms and, when translated back into dollars, returns for dollar-based investors were extremely disappointing. The valuations of many of these companies look quite interesting now.
Q. HAVE THERE BEEN ANY IMPORTANT CHANGES OVER THE PERIOD TO THE COMPUTER MODELS THAT THE FUND USES?
A. Yes there have. As many shareholders know, the fund uses two general types of computer models to make investment decisions. The first set of models, which I call the top-down models, uses data to choose countries whose markets could outperform the average market. The second set, which I call the bottom-up models, focuses on individual companies. A recent addition to the bottom-up models is one that looks at how much cash flow companies have generated over different time frames. In the event of a bear market, it seems logical that companies that generate a lot of free cash may do better than those that do not. Now the fund can quickly be positioned in this way, if the situation warrants.
Q. THERE WERE A NUMBER OF NOTABLE CHANGES IN THE FUND'S TOP 10 STOCKS OVER THE PAST SIX MONTHS. COULD YOU TALK ABOUT THE FUND'S TURNOVER RATE?
A. Sure. The computer models we use continuously evaluate over 6,000 companies. And it seems that business events, if anything, are speeding up around the world. So it's not surprising that the companies that the models favor will change over time. I do try to keep turnover to reasonable levels because dealing in foreign stocks tends to be more expensive than dealing in U.S. stocks.
Q. GIVEN THE PERFORMANCE OF LARGE MULTINATIONAL U.S. COMPANIES, SHOULD INVESTORS STILL INVEST INTERNATIONALLY?
A. As an international investor, it's been quite frustrating to see the U.S. market go from strength to strength and outdistance many foreign markets. And, quite honestly, it's hard to find foreign companies that have the global dominance of U.S. companies such as Microsoft, Intel and Coca-Cola. But for long-term investors, some of the great companies in the future are bound to be outside of the U.S. So, for investors with patience and foresight, international holdings could be an important part of a broadly diversified portfolio.
Q. GREG, WHAT'S THE OUTLOOK FOR THE FUND?
A. The valuations of many international companies continue to look quite reasonable when compared to their U.S. peers. Yet, many foreign indexes and companies have been hitting new highs. That said, many international companies are more expensive and, therefore, look less compelling now than they did a year or two ago. So - as I was six months ago - I continue to be just a bit cautious. Finally, I reiterate two cautions I've made in previous reports. First, because the fund rarely hedges currency exposure, a large sustained increase in the value of the dollar could hurt the returns for the fund's shareholders. Second, if the U.S. were to suffer a bear market, as some analysts have predicted, many foreign markets would probably follow suit.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in foreign equity securities that are determined, mainly through both technical and fundamental analysis, to be undervalued compared to others in their industries and countries
FUND NUMBER: 325
TRADING SYMBOL: FDIVX
START DATE: December 27, 1991
SIZE: as of April 30, 1997, more than $1.0 billion
MANAGER: Greg Fraser, since 1991; manager,
Fidelity Select Defense and Aerospace
Portfolio, 1989-1990; Fidelity Select
Environmental Services Portfolio, 1991; joined
Fidelity in 1986
(checkmark)
GREG FRASER ON LESSONS LEARNED OVER THE FUND'S FIRST FIVE
YEARS:
"Recently, the fund had its five year anniversary, so I thought it would be useful to review some of the events that have influenced it and how some of these events helped our current strategy evolve.
"Looking back to 1992, the big news was the unraveling of the exchange rate system in Europe and, most notably, the devaluation of the British pound. Since that time, the fund's country and company computer models have monitored stock and currency price movements in an effort to minimize future adverse effects from devaluations.
"The next year, emerging markets took off and, even though the fund had a reasonably good year, some competitive funds that had greater emerging markets exposure performed better than the fund.
We learned from this experience that there would be greater growth from emerging markets over time than from developed markets. So the fund often has had a greater exposure to emerging markets than it did prior to 1993. One attractive instrument I have used since then for participating in emerging markets are deeply discounted closed-end funds.
"Toward the end of 1994, the Mexican peso was devalued, which caused extreme pressure throughout the emerging markets. In retrospect, this was actually an excellent time to buy - not sell - emerging market stocks. In that emotional market, I learned that it was useful to increase the reliance on valuation models and decrease the reliance on analyst earnings expectations.
"This helped early in 1995 when Japan experienced a terrible earthquake and Barings, a venerable
British merchant bank, had to be rescued after a rogue trader had lost about one billion dollars. In that volatile environment, I applied the knowledge gained the previous year in Mexico and used the fund's computer models to dispassionately assess various stocks, while some other investors got carried away with their emotions. It was one of many lessons learned since the fund started that really paid off."
DIVERSIFIED INTERNATIONAL
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
Australia 3.4%
United States 12.7%
Row: 1, Col: 1, Value: 12.7
Row: 1, Col: 2, Value: 8.4
Row: 1, Col: 3, Value: 5.1
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 24.7
Row: 1, Col: 6, Value: 5.8
Row: 1, Col: 7, Value: 17.1
Row: 1, Col: 8, Value: 5.4
Row: 1, Col: 9, Value: 4.9
Row: 1, Col: 10, Value: 7.7
Row: 1, Col: 11, Value: 3.4
Canada 7.7%
France 4.9%
United
Kingdom 8.4%
Germany 5.4%
Switzerland 5.1%
Japan 17.1%
Sweden 4.8%
Netherlands  5.8%
Other 24.7%
AS OF OCTOBER 31, 1996
Australia 3.6%
United States 9.0%
Canada 9.7%
Row: 1, Col: 1, Value: 9.0
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 3.4
Row: 1, Col: 4, Value: 7.5
Row: 1, Col: 5, Value: 27.6
Row: 1, Col: 6, Value: 5.4
Row: 1, Col: 7, Value: 16.3
Row: 1, Col: 8, Value: 7.3
Row: 1, Col: 9, Value: 4.2
Row: 1, Col: 10, Value: 9.699999999999999
Row: 1, Col: 11, Value: 3.6
United
Kingdom 6.0%
France 4.2%
Switzerland 3.4%
Germany 7.3%
Sweden 7.5%
Japan 16.3%
Other 27.6%
Netherlands 5.4%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks and closed-end    88.4          90.5
 investment companies

Bonds                    0.3           0.8

Short-term investments   11.3          8.7

TOP TEN STOCKS
                                           % OF FUND'S   % OF FUND'S
                                           INVESTMENTS   INVESTMENTS
                                                         IN THESE
                                                         STOCKS
                                                         6 MONTHS AGO

Novartis AG (Reg.)                         1.9           1.6
(Switzerland, Drugs & Pharmaceuticals)

Fuji Photo Film Co. Ltd.                   1.6           0.9
(Japan, Photographic Equipment)

National Bank of Canada                    1.4           0.3
(Canada, Banks)

Sony Corp.                                 1.4           0.5
(Japan, Consumer Electronics)

Alcatel Alstom Compagnie Generale          1.3           0.2
 d'Electricite SA sponsored ADR
(France, Electrical Equipment)

Unilever NV ADR                            1.3           0.9
(Netherlands, Household Products)

Canon, Inc.                                1.2           0.7
(Japan, Computers & Office Equipment)

Shell Transport & Trading Co. PLC (Reg.)   1.2           0.9
(United Kingdom, Oil & Gas)

Credit Suisse Group (Reg.)                 0.9           0.0
(Switzerland, Banks)

Nestle SA (Reg.)                           0.9           0.6
(Switzerland, Foods)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Finance                            28.6          26.3

Technology                         7.2           5.5

Nondurables                        7.0           5.0

Durables                           6.1           5.5

Basic Industries                   5.9           7.6

Energy                             5.9           8.8

Health                             5.4           5.7

Utilities                          5.2           6.1

Media & Leisure                    4.3           4.1

Industrial Machinery & Equipment   3.8           2.3

DIVERSIFIED INTERNATIONAL
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 77.8%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.5%
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing
 Class B shares  100,000 $ 2,432,813
Telefonica de Argentina SA
 sponsored ADR  35,000  1,163,750
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  50,000  1,381,250
  4,977,813
AUSTRALIA - 2.8%
Australia & New Zealand
 Banking Group Ltd.   700,000  4,477,760
Austereo Ltd.   500,000  972,407
Australian Oil & Gas Corp. Ltd.   800,000  1,262,177
Burns Philip & Co.   51,041  84,914
CRA Ltd. Ord.   100,000  1,493,368
Consolidated Rutile Ltd.   154,282  119,297
Foodland Associated Ltd.  700,000  4,270,000
Fosters Brewing Group Ltd.   1,250,000  2,577,465
Gandel Retail Trust GAN  500,000  363,188
Macquarie Bank Ltd.   100,000  722,471
Memtec Ltd. sponsored ADR   100,000  2,312,500
National Australia Bank Ltd.   175,000  2,398,800
National Mutual Property Trust  800,000  662,330
News Corp. Ltd. sponsored ADR
 (ltd. vtg.)  125,000  1,890,625
Petsec Energy Ltd. sponsored ADR  100,000  2,150,000
Santos Ltd.   300,000  1,171,575
Santos Ltd. (rights) (a)  37,500  30,168
Savage Resources Ltd.   305,731  298,489
Savage Resources Ltd. (warrants) (a)  5,500  1,203
Seven Network Ltd.   100,000  377,091
Siddons Ramset Ltd.   106,475  590,452
Tyndall Australia Ltd.   400,000  618,592
Tyndall Australia Ltd. (rights) (a)  40,000  14,996
Western Mining Holdings Ltd.   102,280  607,132
Westfield Trust  200,000  373,342
  29,840,342
AUSTRIA - 0.2%
OMV AG (d)  10,000  1,091,372
VA Technologie AG  4,000  621,376
  1,712,748
BAHAMAS (NASSAU) - 0.1%
Sun International Hotels Ltd. Ord. (a)   40,000  1,215,000
BELGIUM - 0.0%
Delhaize Freres & Cie Le Lion SA  1,500  75,401
BERMUDA - 0.8%
Benor Tankers (a)  200,000  1,319,965
Lasalle Re Holdings Ltd.   50,000  1,387,500
Mid Ocean Ltd.   40,000  1,835,000
Partner Re Ltd.   100,000  3,362,500
Renaissance Re Holdings Ltd.   29,400  1,087,800
  8,992,765
BRAZIL - 0.3%
Compania Cervejaria Brahma PN:
 (Pfd. Reg.) (warrants) (a)  188,529  13,331
 (Pfd. Reg.)  3,000,000  2,040,999
Telebras sponsored ADR  15,000  1,721,250
  3,775,580

 SHARES VALUE (NOTE 1)
CANADA - 7.7%
Air Canada, Inc. (a)   200,000 $ 1,073,384
Alberta Energy Co. Ltd.   35,000  752,621
Alliance Forest Products, Inc.   150,000  3,434,828
Astral Bellevue Pathe, Inc. Class A  100,000  1,073,384
BCE, Inc.   60,000  2,807,972
Baton Broadcasting (a)  200,000  1,574,296
Beau Canada Exploration Ltd. (a)   550,000  1,220,079
Boralex, Inc. Class A (a)  175,000  688,755
Brascan Ltd. Class A  100,000  2,425,847
CHC Helicopter Corp. Class A  250,000  1,288,060
Canadian General Investment Ltd.   170,000  1,666,607
Canadian Pacific Ltd.   50,000  1,225,446
Canadian Imperial Bank of Commerce  80,000  1,837,633
Canadian National Railway Co.   50,000  1,914,201
Canadian Natural Resources Ltd. (a)   150,000  3,574,368
Club Monaco, Inc. (a)   125,000  939,211
Computalog Ltd. (a)  65,000  674,443
Dundee Bancorp, Inc. Class A
 (sub. vtg.) (a)(d)  100,000  2,125,300
Edper Group Ltd. (The) Class A (ltd. vtg.)  100,000  1,649,433
FCA International Ltd. (a)   130,000  172,099
Fletchers Fine Foods Ltd.   135,000  1,294,501
Harrowston, Inc. Class A (a)  200,000  679,810
International Murex Technologies Corp. (a)  175,000  1,050,000
Jannock Ltd.   50,000  701,277
Laurentian Bank  90,000  1,352,463
London Insurance Group, Inc.   100,000  1,359,619
Marsulex, Inc. (a)   250,000  894,486
Midland Walwyn, Inc.   100,000  901,642
National Bank of Canada  1,250,000  14,580,128
National Trustco, Inc.   135,000  2,328,169
Noranda, Inc.   150,000  3,166,482
North West Co. Fund Trust unit  100,000  805,038
Penn West Petroleum Ltd. (a)   65,000  732,584
Petro-Canada  40,000  652,617
Power Corporation of Canada  100,000  2,082,364
Power Financial Corp.   40,000  755,662
Renaissance Energy Ltd. (a)  133,700  3,702,594
Rio Alto Exploration Ltd. (a)  400,000  2,790,798
Royal Group Technology Ltd. (sub. vtg.) (a) 90,000 2,025,475 Royal Bank of Canada 50,000 1,998,283
Telus Corp.   150,000  2,157,501
Trilon Financial Corp. Class A  500,000  2,755,018
Trizec Hahn Corp. (sub-vtg.)  90,000  1,964,292
  82,848,770
CHILE - 0.1%
Banco de Santiago D sponsored ADR  50,000  1,381,250
DENMARK - 2.6%
Amtsspar Fyn Holding AS  5,000  303,495
BG Bank AS (Reg.)  20,000  877,100
Den Danske Bank Group AS  30,000  2,594,880
FIH AS Class B  150,000  3,596,413
Jyske Bank AS (Reg.)  75,000  5,940,910
Novo-Nordisk AS Class B  20,000  1,978,786
Syd-Sonderjylland Holding  96,700  4,519,583
Tele Danmark AS Class B  30,000  1,443,117
Unidanmark AS Class A  70,000  3,462,875
Vest-Wood AS  40,000  3,095,646
  27,812,805
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINLAND - 1.3%
Cultor OY Ord., Series 2  20,000 $ 1,107,937
Enso OY Class R  200,000  1,654,212
Huhtamaki Ord.   40,000  1,734,999
Instrumentarium OY Class B  50,000  1,961,972
Metsa-Serla Ltd. Class B  100,000  750,166
Nokia Corp. AB sponsored ADR  50,000  3,231,250
Silja OY AB Series A (a)  100,000  923,281
TT Teito OY  40,000  3,039,134
  14,402,951
FRANCE - 4.6%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA sponsored ADR 625,000 13,906,250 Assurances Generales (Reg.) 100,000 3,254,917 Carbonne-Lorraine (LE) 5,000 1,186,956
Club Mediterranee SA Ord.   40,000  3,098,942
Credit National  15,000  845,867
Elf Aquitaine SA sponsored ADR  80,000  3,890,000
Eramet SA  19,900  1,006,213
Eurafrance (Societe)  10,000  4,322,749
Group Axime (a)  3,000  360,972
Lagardere S.C.A. (Reg.)  25,000  773,878
Marine Wendel SA  30,000  3,110,940
Michelin SA (Compagnie Generale
 des Etablissements) Class B  50,663  2,831,761
Nord Est  20,000  455,928
Pernod-Ricard  10,000  514,034
Paribas SA (Cie Financiere) Class A 30,000 1,892,788 Compagnie Financiere Paribas SA
 Class A (d)  10,000  630,929
Rhone Poulenc SA Class A  35,000  1,177,615
Securidev SA  1,700  34,237
Societe Generale Class A  15,000  1,681,450
Total SA Class B  35,674  2,959,458
Worms et Compagnie SA (Reg.)  20,000  1,213,524
  49,149,408
GRAND CAYMAN - 0.0%
Anangel-American Shipholdings
 Ltd. ADR  3,000  28,875
GERMANY - 3.7%
Adidas AG (a)  15,000  1,551,082
Andrea-Noris Zahn  4,500  1,598,741
BASF AG  100,000  3,916,698
Bayer AG  100,000  3,884,348
Bayerische Vereinsbank AG Ord.   10,000  395,425
BHW Holding AG (d)  29,000  485,832
Buderus AG  10,000  4,690,795
Deutsche Bank AG (a)  70,000  3,691,574
Depfa Bank (Deut Pfandbrief) (a)  125,000  6,773,346
K & M Mobel AG (d)  57,000  625,632
Metallgesellschaft A G Ord. (a)   100,000  2,066,376
Pfeiffer Vacuum Technology AG
 sponsored ADR  60,000  1,395,000
Springer Axel Verlag AG (Reg.)  2,500  2,079,663
Thyssen AG Ord.   10,000  2,172,092
Veba AG Ord.   75,000  3,876,838
  39,203,442

 SHARES VALUE (NOTE 1)
HONG KONG - 1.2%
HSBC Holdings PLC  250,000 $ 6,307,298
Jardine Matheson Holdings Ltd. Ord.   100,000  550,000
Jardine Strategic Holdings Ltd. Ord.   300,000  1,020,000
Jardine Strategic Holdings Ltd. Ord.
 Put Warrants $3.80 Strike Price, 7/7/97  15,000  5,100
Peregrine Investments Holdings Ltd.   2,000,000  3,072,355
Vtech Holdings Ltd.   389,000  652,811
Yue Yuen Industrial Holdings Ltd.   400,000  882,979
  12,490,543
INDIA - 0.0%
Tata Engineering & Locomotive GDR (d)  45,000  540,000
INDONESIA - 0.2%
Asia Pulp & Paper Co. Ltd.
 sponsored ADR (a)  50,000  668,750
Bank Tiara Asia, PT  400,000  485,597
Panin Bank PT (For. Reg.)  416,000  607,737
Putra Surya Multidana PT (For. Reg.)  517,000  585,083
Ramayana Lestari Sentosa PT
 (For. Reg.) (a)  100,000  242,799
  2,589,966
IRELAND - 0.4%
Bank of Ireland, Inc.   100,000  1,040,664
Elan Corp. PLC ADR (a)  20,000  680,000
FBD Holdings PLC  50,000  183,383
Independent Newspapers PLC  271,053  1,386,172
IAWS Group PLC Class A (Reg.)  150,000  523,579
Jurys Hotel Group PLC (UK)  150,000  803,633
  4,617,431
ISRAEL - 0.2%
Koor Industries Ltd. sponsored ADR  39,500  686,313
OSHAP Technologies Ltd. (a)   10,000  57,500
Teva Pharmaceutical Industries
 Ltd. ADR  8,000  406,000
Tower Semiconductor Ltd. (a)  100,000  1,250,000
  2,399,813
ITALY - 1.1%
Credito Italiano Ord.   900,000  1,262,908
Eni Spa sponsored ADR  20,000  1,020,000
Instrumentation Laboratory
 sponsored ADR  40,000  150,000
Mondadori Arnoldo Editore Spa  250,000  1,457,145
SAES Getters SPA sponsored ADR (a)  65,000  585,000
Stet (Societa Finanziaria Telefonica)
 Spa Ord.   800,000  3,799,302
Telecom Italia:
 Spa  600,000  1,589,549
 Mobile Spa  600,000  1,883,403
  11,747,307
JAPAN - 16.9%
Acom Co. Ltd.   75,000  3,057,972
Aoyama Trading Co. Ord.   80,000  2,254,319
Bank of the Ryukyus  5,300  87,607
Bunka Shutter Co. Ltd.   250,000  1,283,010
Canon, Inc.   550,000  13,030,816
Chiyoda Fire & Marine Insurance
 Co. Ltd.   525,000  1,880,239
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Chubu Steel Plate Co. Ltd.   118,000 $ 557,283
Citizen Watch Co. Ltd. Ord.   350,000  2,515,251
Dai-Tokyo Fire & Marine
 Insurance Ord.   900,000  4,215,042
Daiichi Pharmaceutical Co. Ltd.   250,000  4,014,326
Daito Trust Construction Co.   81,100  817,096
Dowa Fire & Marine
 Insurance Co. Ltd.   400,000  1,589,988
Fuji Photo Film Co. Ltd.   450,000  17,178,953
Fujitsu Ltd.   300,000  3,117,006
Fuji Fire & Marine Insurance Co. Ltd.   400,000  1,322,366
Fujitsu Business Systems Ltd.   50,000  1,007,517
Hitachi Ltd.   700,000  6,336,338
Honda Motor Co. Ltd.   100,000  3,101,263
Izumiya Co. Ltd.   100,000  1,401,078
Jamco Corp.   50,000  566,728
Japan Associated Finance Co.   100,000  6,485,891
Kao Corp.   225,000  2,621,119
Kawagishi Bridge Works Co. Ltd. (a)   100,000  456,531
Konica Corp.   250,000  1,446,338
Konami Industry Co. Ltd.   75,000  2,278,720
Makita Corp.   100,000  1,369,594
Maruzen Showa Unyu Co. Ltd.   200,000  716,282
Matsushita Electric Industrial Co. Ltd.   550,000  8,788,225
Matsushita Electric Works Co. Ltd.   100,000  1,015,388
Minolta Camera Co. Ltd.   300,000  1,870,204
Mitsubishi Heavy Industries Ltd.   500,000  3,298,044
Mitsui Home Co. Ltd.   27,000  257,153
Namco Ltd.   100,000  2,928,096
Nippon Fire and Marine
 Insurance Co. Ltd.   400,000  1,574,245
Nintendo Co. Ltd. Ord.   100,000  7,304,499
Nittetsu Mining Co. Ltd.   200,000  1,287,733
Nitto Denko Corp.   100,000  1,448,306
Nomura Securities Co. Ltd.   80,000  894,171
NTT Data Communications System  50  1,460,113
Okinawa Bank Ltd.   5,000  125,940
Omron Corp.   150,000  2,833,642
Promise Co. Ltd.   20,000  826,479
Ricoh Co. Ltd. Ord.   250,000  2,971,388
Royal Co. Ltd.   100,000  1,786,769
Sangetsu Company Ltd.   100,000  1,692,314
Sankyo Co. Ltd.   100,000  2,676,217
Sankyo Co. Ltd. (Gunma)  70,000  1,614,389
Sekisui House Ltd.   250,000  2,223,622
Shiseido Co. Ltd.   100,000  1,432,563
Shinko Kogyo Co. Ltd.   50,000  220,394
Sony Corp.   200,000  14,546,028
Sotoh Co. Ltd.   50,000  472,274
Square Co. Ltd.   1,500  64,347
Sumitomo Marine and Fire
 Insurance Co. Ltd.   300,000  1,844,228
TDK Corp.   20,000  1,440,435
Takeda Chemical Industries Ltd.   330,000  7,610,689
Takefuji Corp.   26,000  1,250,423
Terumo Corp.   100,000  1,519,147
THK Co. Ltd.   44,600  516,053
Tokio Marine & Fire Insurance Co.
 Ltd. (The)  600,000  5,856,193
Toyota Motor Corp.   125,000  3,620,764
U Store Co. Ltd.   87,000  992,955
Xebio Co. Ltd.   50,000  1,172,813

 SHARES VALUE (NOTE 1)
Yamaichi Securities Co. Ltd.   50,000 $ 130,662
Yasuda Fire & Marine Insurance Co.   600,000  2,776,969
Yokogawa Electric  150,000  1,049,628
  180,102,175
KOREA (SOUTH) - 0.6%
Dongwon Securities Co. Ltd.   80,000  780,269
Daewoo Securities Co. Ltd.   80,000  771,300
Kookmin Bank  41,147  781,424
Korea Electric Power Corp.   60,000  1,789,237
LG Securities Co. Ltd. (a)   80,000  645,740
Nam Yang Dairy Products  10,000  1,143,498
Samsung Electronics Co. Ltd. (vtg.)  9,460  777,650
  6,689,118
LUXEMBOURG - 0.2%
Espirito Santo Financial Holding
 SA ADR  100,000  1,700,000
MALAYSIA - 0.2%
Arab Malaysian Finance BHD
 (For. Reg.)  200,000  438,160
Oriental Holdings BHD  225,000  1,702,848
Tan Chong Motor Holdings BHD  50,000  92,810
  2,233,818
MEXICO - 0.5%
Corporacion Geo SA de CV (a)  500,000  2,327,044
Grupo Financiero Inbursa SA Class B  600,000  2,052,830
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  25,000  1,031,250
  5,411,124
NETHERLANDS - 5.7%
ABN-AMRO Holdings NV  45,000  3,094,046
AKZO Nobel NV  50,000  6,444,325
ASM Lithography Holding NV (a)(d)  15,000  1,120,696
DSM NV  90,000  8,965,570
IHC Caland NV  15,000  740,969
ING Groep NV  120,000  4,713,857
KLM Royal Dutch Air Lines NV  40,000  1,183,086
Koninklijke Pakhoed NV  75,000  2,445,506
New Holland NV (a)  350,000  7,743,750
Philips Electronics NV (Bearer)  50,000  2,611,107
Royal Dutch Petroleum Co. ADR  25,000  4,506,250
SGS Thomson Microelectronics NV (a)  20,000  1,567,500
Telegraaf  50,000  1,026,984
Unilever NV ADR  70,000  13,737,500
Van Ommeren Ceteco NV  25,000  974,351
  60,875,497
NETHERLANDS ANTILLES - 0.3%
Intrum Justitia NV (Reg.)  1,000,000  1,980,670
Orthofix International (a)  101,400  811,200
  2,791,870
NEW ZEALAND - 1.8%
Air New Zealand Ltd. Class B  2,055,890  5,941,560
Brierley Investments Ltd.   1,000,000  880,174
Corporate Investments Ltd. (a)   921,000  453,192
Fletcher Challenge Ltd.   2,250,000  6,533,729
Fletcher Challenge Ltd.
 (Forestry Division)  508,145  700,818
Independent Newspapers Ltd.   292,000  1,416,594
Lion Nathan Ltd.   1,200,000  2,885,860
Progressive Enterprises Ltd.   100,000  107,423
  18,919,350
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NORWAY - 2.1%
Aker ASA Class B  70,000 $ 1,572,724
Color Lines  300,000  1,326,986
Den Norske Bank AS Class A
 Free shares  1,300,000  4,709,748
Fokus Bank AS  6,500  63,436
Ganger Rolf  30,000  1,225,883
Helikopter Services AS  100,000  1,319,965
I.M. Skaugen ASA  21,212  229,354
Merkantildata  50,000  912,742
Norsk Hydro AS ADR  10,000  490,000
P4 Radio Hele Norge SA  53,100  466,025
Saga Petroleum AS Class B  130,000  2,090,179
Saevik Supply AS (a)  200,000  2,331,002
Schibsted AS:
 Series B  150,000  2,590,783
 Class B (d)  50,000  863,594
Storli Skibs Series `A' AS  10,000  187,516
Superoffice AS (a)  150,000  526,582
UNI Storebrand AS  300,000  1,832,505
  22,739,024
PERU - 0.2%
Banco Wiese Ltd. sponsored ADR  135,000  877,500
Telefonica Del Peru SA Class B
 sponsored ADR  35,000  840,000
  1,717,500
PORTUGAL - 0.2%
Portugal Telecom SA sponsored ADR  20,000  740,000
Portugal Telecom SA  30,000  1,105,899
Sonae Investmentos-Sociedade Gestora
 de Particpacoes Sociais SA  10,000  328,921
  2,174,820
RUSSIA - 0.2%
Luk Oil Co. sponsored ADR  35,000  1,960,000
SINGAPORE - 0.3%
Creative Technology Corp. Ltd. (a)   100,000  1,375,000
DBS Land Ltd.   150,000  485,075
Singapore Bus Service 1978 Ltd.
 (For. Reg.)  50,000  241,846
Wing Tai Holdings Ltd.   300,000  775,290
  2,877,211
SOUTH AFRICA - 0.4%
Anglo American Corp. of
 South Africa Ltd. (Reg.)  25,000  1,596,223
Free State Consolidated Gold Mines
 Ltd. Ord.   50,000  337,230
Gencor Ltd. (Reg.)  300,000  1,261,241
South African Breweries Ltd. (a)  35,000  1,030,800
  4,225,494
SPAIN - 1.7%
Argentaria Corporacion Bancaria
 de Espana SA  75,000  3,349,889
Asturiana del Zinc SA (a)  50,000  770,680
Banco Bilbao Vizcaya SA Ord. (Reg.)  10,000  674,088
Banco De Santander SA
 de Credito ADR  20,000  1,485,000
Empresa Nacional De Electricidad SA
 sponsored ADR  20,000  1,397,500
Hidroelectrica de Cantabrico SA  25,000  873,437

 SHARES VALUE (NOTE 1)
Iberdrola SA  75,000 $ 847,748
Repsol SA sponsored ADR  20,000  837,500
Telefonica de Espana SA
 sponsored ADR  70,000  5,390,000
Union Electrica Fenosa SA  250,000  2,089,399
  17,715,241
SWEDEN - 4.8%
ASG AB Class B Free shares Ord.   100,000  1,784,167
Astra AB Class A Free shares  50,000  2,045,420
Atle AB  150,000  2,074,094
Bilspedition 'B' Free (a)  200,000  660,142
Bure Investment AB  300,000  3,784,982
Enator AB (a)  120,000  2,416,272
Ericsson (L.M.) Telephone Co.
 Class B ADR  60,000  2,017,500
Forvaltnings AB Ratos Class B
 Free shares  560,000  4,959,984
Investor AB Class B Free shares  80,000  3,496,967
Industrivarden AB, Series A  30,000  1,452,822
Linjebuss AB Class A  100,000  917,571
Marieberg Tidnings Class A
 Free shares  50,000  1,166,080
Nordbanken AB  50,000  1,535,658
SKF AB Ord.   175,000  3,791,354
Skandinaviska Enskilda Banken Class A
 Free shares  100,000  1,019,524
Skandia Foersaekrings AB  150,000  4,339,349
Scala International SA  25,000  1,051,384
Swedish Match Co.   1,900,000  6,198,705
Trelleborg Class B Free shares  50,000  781,086
Volvo AB Class B  150,000  3,775,424
WM Data Nordic AB, Series B  25,000  1,816,027
  51,084,512
SWITZERLAND - 5.1%
Bank for International Settlements  500  3,358,209
Bucher Holding AG (Bearer)  2,000  1,852,103
Ciba Specialty Chemicals AG (a)  10,000  861,601
Credit Suisse Group (Reg.)  86,300  9,718,986
Edipresse SA, Lausanne  5,000  1,139,756
Jelmoli, Grands Magasins SA (a)  2,000  1,156,038
Julius Baer Holding AG  2,000  2,503,392
Nestle SA (Reg.)  8,000  9,715,061
Novartis AG (Reg.)  15,000  19,762,551
Publicitas Holding SA (Reg.)  10,000  1,777,476
Surveillance, Societe
 Generale (Bearer)  500  1,034,600
Tag-Heuer International SA  10,000  1,404,342
  54,284,115
THAILAND - 0.1%
PTT Exploration & Production
 (For. Reg.)  40,000  511,485
Sri Thai Superware Co. Ltd. (For.)  30,000  128,637
  640,122
UNITED KINGDOM - 8.4%
Anglian Water PLC Ord.   200,000  2,217,701
Appleyard Group  100,000  86,556
Avis Europe PLC (d)  500,000  1,095,863
BAT Industries PLC Ord.   700,000  5,898,176
Biocompatibles International
 PLC Class L  10,000  229,725
British Petroleum PLC ADR  7,000  963,375
British Energy PLC  50,000  105,528
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Capital Radio PLC  200,000 $ 1,759,874
Carlton Communications PLC  250,000  2,053,728
Doncasters PLC sponsored ADR  170,900  3,845,250
EMI Group PLC  25,000  497,197
Energy Group PLC sponsored ADR (a)  150,000  4,706,250
English China Clay PLC  600,000  2,006,646
Ferguson Industrial Holdings PLC  200,000  649,400
Fleming Natural Resources Investment
 Trust PLC  20,000  33,444
Granada Group PLC  100,000  1,446,539
Grand Metropolitan PLC  350,000  2,926,359
Guinness PLC Ord.   800,000  6,623,880
Hanson PLC sponsored ADR  25,037  607,147
Hays PLC  100,000  884,808
Huntingdon International Holdings
 PLC Ord.   200,000  301,971
International Business Communications
 Holdings PLC Class L  160,200  951,910
London Pacific Group Ltd.   50,000  174,526
LucasVarity PLC  600,000  1,821,567
Medeva PLC  200,000  977,347
Mcbride PLC  600,000  1,217,625
Mirror Group Newspaper PLC  100,000  342,559
National Power PLC (d)  75,000  647,777
Paterson Zochonis  106,100  723,464
Planning Sciences International
 PLC sponsored ADR  75,000  328,125
Professional Staff PLC sponsored ADR  10,000  92,500
RTZ Corp. PLC Ord.   100,000  1,591,030
Railtrack Group PLC (d)  75,000  564,978
Rentokil Group PLC  150,000  983,841
Safeway PLC  300,000  1,665,711
Scottish Television PLC  100,000  1,111,692
Shell Transport & Trading Co.
 PLC (Reg.)  700,000  12,398,670
Sema Group PLC  25,000  487,557
Severn Trent PLC Ord.   150,000  1,838,614
SmithKline Beecham PLC ADR  75,000  6,046,875
Stakis PLC  650,000  1,002,511
Thames Water PLC Ord.   200,000  2,191,725
Tomkins PLC Ord.   605,555  2,615,095
Unilever PLC ADR  40,000  4,290,000
Vodafone Group PLC sponsored ADR  40,000  1,770,000
WPP Group PLC  800,000  3,259,988
Waste Management International
 PLC sponsored ADR (a)  180,000  1,417,500
  89,452,604
UNITED STATES OF AMERICA - 0.3%
MCI Communications Corp.   50,000  1,906,250
Pharmacia & Upjohn, Inc.   50,000  1,481,250
  3,387,500
TOTAL COMMON STOCKS
 (Cost $736,807,902)   830,783,305
CLOSED-END INVESTMENT COMPANIES - 8.2%
AUSTRIA- 0.2%
Austria Fund, Inc.   300,000  2,662,500
BRAZIL- 0.4%
Brazil Fund, Inc.   150,000  3,825,000

 SHARES VALUE (NOTE 1)
CHILE- 0.2%
Five Arrows Chile Investment
 Trust Ltd.   500,000 $ 1,617,500
EMERGING MARKETS - 2.7%
Central European Equity Fund  225,000  5,034,375
Emerging Markets Infrastructure
 Fund, Inc.   200,000  2,400,000
GT Global Developing Markets Fund  620,400  7,367,250
Morgan Stanley Africa Investment
 Fund, Inc.   70,000  1,190,000
TCW/DW Emerging Markets Opportunities
 Trust (SBI)  625,000  8,281,250
Templeton Dragon Fund, Inc.   250,000  3,687,500
Southern Africa Fund, Inc.   50,000  837,500
  28,797,875
FRANCE - 0.3%
France Growth Fund, Inc.   300,000  3,150,000
GERMANY - 1.2%
Emerging Germany Fund, Inc.   420,000  3,727,500
New Germany Fund, Inc.  650,000  9,343,750
  13,071,250
INDIA - 0.2%
India Fund (The)  130,000  1,137,500
Jardine Fleming India Fund, Inc. (a)  160,000  1,420,000
  2,557,500
ITALY - 0.1%
Italy Fund, Inc. (The)  100,000  887,500
MALAYSIA - 0.0%
Malaysia Fund, Inc.   30,000  453,750
MEXICO - 0.3%
Mexico Fund, Inc. (The)  200,000  3,175,000
MULTI-NATIONAL - 1.4%
Alliance Global Environment Fund   200,000  2,925,000
Americas Income Trust, Inc.   189,000  1,441,125
Blackrock North American Government
 Income Trust, Inc.   400,000  3,950,000
European Warrant Fund, Inc.   55,000  790,625
Global Health Sciences Fund  70,000  1,050,000
Morgan Stanley Asia-Pacific Fund, Inc.   150,000  1,462,500
Strategic Global Income Fund, Inc.   150,000  1,837,500
Templeton Global Income Fund, Inc.   225,000  1,631,250
  15,088,000
PHILIPPINES- 0.2%
First Philippine Fund  140,000  1,907,500
PORTUGAL- 0.1%
Portugal Fund, Inc.  75,000  1,162,500
SPAIN - 0.6%
Growth Fund of Spain, Inc.   450,000  5,850,000
Spain Fund, Inc.   25,000  309,375
  6,159,375
TAIWAN (FREE CHINA) - 0.2%
Taiwan Fund, Inc.   100,000  2,512,500
THAILAND - 0.1%
Thai Prime Fund  61,000  603,900
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $80,661,188)   87,631,650
PREFERRED STOCKS - 2.4%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.5%
AUSTRALIA - 0.5%
National Australia Bank Ltd.   240,000 $ 6,360,000
NONCONVERTIBLE PREFERRED STOCKS - 1.9%
GERMANY - 0.5%
Volkswagen AG  10,000  4,921,868
ITALY - 0.3%
Stet (Societa Finanziaria
 Telefonica) Spa  800,000  2,963,792
UNITED STATES OF AMERICA - 1.1%
Freeport McMoran Copper & Gold, Inc.,
 Series B  106,900  3,353,988
 depositary shares representing $0.025
 shares silver denomination  300,500  5,521,688
 depositary shares representing
 gold, Series II  108,700  3,233,825
  12,109,501
TOTAL NONCONVERTIBLE PREFERRED STOCKS   19,995,161
TOTAL PREFERRED STOCKS
 (Cost $21,984,951)   26,355,161
CONVERTIBLE BONDS - 0.3%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT (C)
JAPAN - 0.2%
Yamanouchi Pharmaceutical Co.
 Ltd. euro 1 1/4%,
 3/31/14 Aa3 JPY 150,000,000  1,611,634
NETHERLANDS - 0.1%
Bilbao Vizcaya Investments BV
 3 1/2%, 7/12/06 Aa3  1,000,000  1,415,000
TOTAL CONVERTIBLE BONDS
 (Cost $2,853,144)   3,026,634
CASH EQUIVALENTS - 11.3%
 SHARES

Taxable Central Cash Fund (b)
(Cost $120,419,312)    120,419,312  120,419,312
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $962,726,497)   $1,068,216,062
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,791,973 or 0.9% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $601,183,674 and $317,231,606, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $84,358 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $962,946,504. Net unrealized appreciation aggregated $105,269,558, of which $134,521,718 related to appreciated investment securities and $29,252,160 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries   5.9
Cash Equivalents   11.3
Construction & Real Estate   1.4
Durables   6.1
Energy   5.9
Finance   28.6
Health   5.4
Holding Companies   2.1
Industrial Machinery & Equipment   3.8
Media & Leisure   4.3
Nondurables   7.0
Precious Metals   0.2
Retail & Wholesale   1.6
Services   1.0
Technology    7.2
Transportation   2.6
Utilities    5.2
   100.0%
DIVERSIFIED INTERNATIONAL
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $962,726,497) - See accompanying schedule                   $ 1,068,216,062

Cash                                                                                                  324,698

Receivable for investments sold                                                                       4,805,996

Receivable for fund shares sold                                                                       13,750,170

Dividends receivable                                                                                  3,370,118

Interest receivable                                                                                   585,157

 TOTAL ASSETS                                                                                         1,091,052,201

LIABILITIES

Payable for investments purchased                                                     $ 22,021,252

Payable for fund shares redeemed                                                       3,557,269

Accrued management fee                                                                 695,689

Other payables and                                                                     300,563
accrued expenses

 TOTAL LIABILITIES                                                                                    26,574,773

NET ASSETS                                                                                           $ 1,064,477,428

Net Assets consist of:

Paid in capital                                                                                      $ 931,589,161

Undistributed net investment income                                                                   2,954,181

Accumulated undistributed net realized gain (loss) on investments and foreign                         24,518,384
currency transactions

Net unrealized appreciation (depreciation) on investments                                             105,415,702
and assets and liabilities in foreign currencies

NET ASSETS, for 70,346,928                                                                           $ 1,064,477,428
shares outstanding

NET ASSET VALUE, offering price                                                                       $15.13
and redemption price per
share ($1,064,477,428 (divided by) 70,346,928 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 9,936,256
Dividends

Interest                                                                          2,200,055

                                                                                  12,136,311

Less foreign taxes withheld                                                       (982,120
                                                                                 )

 TOTAL INCOME                                                                     11,154,191

EXPENSES

Management fee                                                     $ 3,120,984
Basic fee

 Performance adjustment                                             413,176

Transfer agent fees                                                 1,129,851

Accounting fees and expenses                                        250,311

Non-interested trustees' compensation                               2,175

Custodian fees and expenses                                         218,587

Registration fees                                                   55,417

Audit                                                               28,185

Legal                                                               3,896

Miscellaneous                                                       2,852

 Total expenses before reductions                                   5,225,434

 Expense reductions                                                 (85,356       5,140,078
                                                                   )

NET INVESTMENT INCOME                                                             6,014,113

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              25,325,288

 Foreign currency transactions                                      (48,865       25,276,423
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              35,187,908

 Assets and liabilities in                                          (71,068       35,116,840
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   60,393,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 66,407,376

OTHER INFORMATION                                                                $ 67,527
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       6

 Transfer agent interest credits                                                  17,823

                                                                                 $ 85,356


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                                SIX MONTHS ENDED   YEAR ENDED
                                                                                                 APRIL 30, 1997     OCTOBER 31,
                                                                                                (UNAUDITED)        1996

Operations                                                                                       $ 6,014,113       $ 7,321,339
Net investment income

 Net realized gain (loss)                                                                         25,276,423        27,040,980

 Change in net unrealized appreciation (depreciation)                                             35,116,840        39,551,272

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  66,407,376        73,913,591

Distributions to shareholders                                                                     (7,278,525)       (5,256,708)
From net investment income

 From net realized gain                                                                           (17,468,122)      (9,796,447)

 TOTAL DISTRIBUTIONS                                                                              (24,746,647)      (15,053,155)

Share transactions                                                                                672,834,382       791,836,282
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    24,250,340        14,593,828

 Cost of shares redeemed                                                                          (339,759,913)     (494,815,255)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          357,324,809       311,614,855

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         398,985,538       370,475,291

NET ASSETS

 Beginning of period                                                                              665,491,890       295,016,599

 End of period (including undistributed net investment income of $2,954,181 and $6,896,785,
respectively)                                                                                    $ 1,064,477,428   $ 665,491,890

OTHER INFORMATION
Shares

 Sold                                                                                             45,260,842        58,603,680

 Issued in reinvestment of distributions                                                          1,681,717         1,169,376

 Redeemed                                                                                        (22,885,672)      (36,651,694)

 Net increase (decrease)                                                                          24,056,887        23,121,362



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                SIX MONTHS           YEARS ENDED OCTOBER 31,                      DECEMBER 27,
                                                 ENDED                                                            1991
                                                 APRIL 30, 1997                                                   (COMMENCEMENT
                                                                                                                   OF
                                                                                                                  OPERATIONS) TO
                                                                                                                   OCTOBER 31,

SELECTED PER-SHARE DATA                          (UNAUDITED)          1996         1995       1994 E       1993        1992

Net asset value, beginning of period                    $ 14.38       $ 12.73     $ 12.46     $ 11.32     $ 8.46      $ 10.00

Income from Investment Operations

 Net investment income                                  .11 D         .15         .22         .05         .07         .07

 Net realized and unrealized gain (loss)                1.15          2.13        .47         1.20        2.89        (1.61)

 Total from investment operations                       1.26          2.28        .69         1.25        2.96        (1.54)



Less Distributions

 From net investment income                             (.15)         (.22)       (.03)       (.01)       (.10)       -

 From net realized gain                                 (.36)         (.41)       (.39)       (.10)       -           -

 Total distributions                                    (.51)         (.63)       (.42)       (.11)       (.10)       -

Net asset value, end of period                          $ 15.13       $ 14.38     $ 12.73     $ 12.46     $ 11.32     $ 8.46

TOTAL RETURN B, C                                       8.94%         18.66%      6.02%       11.14%      35.38%      (15.40)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 1,064,477   $ 665,492   $ 295,017   $ 351,152   $ 255,029   $ 36,439

Ratio of expenses to average net assets                 1.28% A       1.29%       1.13%       1.25%       1.47%       2.00% A,
                                                                                                                      F

Ratio of expenses to average net assets after           1.26% A,      1.27%       1.12%       1.25%       1.47%       2.00% A
expense reductions                                      G            G           G

Ratio of net investment income to average net assets    1.48% A       1.53%       1.55%       .96%        .84%        1.38% A

Portfolio turnover rate                                 84% A         94%         101%        89%         56%         56% A

Average commission rate H                               $ .0130       $ .0121

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED . D NET INVESTMENT INCOME PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993,
THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION,
DISCLOSURE, AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF
CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET
INVESTMENT INCOME PER SHARE
MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT
THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN
HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES
TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR
AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT
MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


INTERNATIONAL VALUE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                MONTH    YEAR     FUND
                              S

INTERNATIONAL VALUE           7.84%    5.51%    25.69%

Morgan Stanley Capital        1.57%    -0.89%   11.79%
 International EAFE Index

International Funds Average   6.17%    5.43%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 396 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   LIFE OF
APRIL 30, 1997                YEAR     FUND

INTERNATIONAL VALUE           5.51%    9.58%

Morgan Stanley Capital        -0.89%   4.56%
 International EAFE Index

International Funds Average   5.43%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             International Value Fund    MS EAFE Index (Net)
             00335                       MS001
  1994/11/01      10000.00                    10000.00
  1994/11/30       9700.00                     9519.40
  1994/12/31       9790.00                     9579.01
  1995/01/31       9440.00                     9211.02
  1995/02/28       9530.00                     9184.59
  1995/03/31      10000.00                     9757.44
  1995/04/30      10170.00                    10124.41
  1995/05/31      10030.00                    10003.72
  1995/06/30      10040.00                     9828.29
  1995/07/31      10830.00                    10440.16
  1995/08/31      10800.00                    10041.90
  1995/09/30      10860.00                    10238.02
  1995/10/31      10630.00                     9962.82
  1995/11/30      10820.00                    10240.03
  1995/12/31      11150.86                    10652.60
  1996/01/31      11253.73                    10696.33
  1996/02/29      11294.88                    10732.49
  1996/03/31      11521.18                    10960.41
  1996/04/30      11912.08                    11279.06
  1996/05/31      11840.07                    11071.51
  1996/06/30      11973.80                    11133.82
  1996/07/31      11562.33                    10808.41
  1996/08/31      11562.33                    10832.09
  1996/09/30      11870.93                    11119.85
  1996/10/31      11654.91                    11006.06
  1996/11/30      12251.54                    11443.98
  1996/12/31      12219.78                    11296.76
  1997/01/31      12198.62                    10901.40
  1997/02/28      12452.54                    11079.71
  1997/03/31      12547.75                    11119.83
  1997/04/30      12568.91                    11178.83
Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund on November 1, 1994, when the fund started. As the chart shows, by April 30, 1997, the value of the investment would have grown to $12,569 - a 25.69% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,179 - a 11.79% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL VALUE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity International Value Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. For the six months that ended April 30, 1997, the fund produced a return of 7.84%. For the same period, the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) returned 1.57%. The international funds average, according to Lipper Analytical Services, had a six-month return of 6.17%. For the 12 months that ended April 30, 1997, the fund returned 5.51%, compared to the -0.89% return of the EAFE index and the 5.43% return of the Lipper peer group.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?
A. Individual stock selection will typically have the biggest influence on the fund's return, and this period was no different. Several of the fund's larger positions contributed positively to performance. Market selection also played a key role, specifically the fund's underweighting in Japan relative to the EAFE index. While the EAFE index had an approximate Japanese weighting of 30%, I kept the fund at around 25%. As Japan's well-documented economic woes continued to hamper the overall performance of Japanese securities, my strategy of underweighting Japanese securities worked in the fund's favor.
Q. CAN YOU PROVIDE AN UPDATE ON JAPAN'S TROUBLES AND HOW THE FUND HAS BEEN AFFECTED?
A. Like a lot of other managers, I wish I knew more about what was going on over there. For a perspective on Japan's problems, the entire Japanese stock market was up 20% from mid-1995 through January 1997, an average gain at best. If you look at the 15 best-performing stocks in the Japanese market, however, they were up an average of 80% over that same span. So, despite the overall underperformance of the Japanese market, some individual stocks have done quite well. Another factor in Japan's situation has been the weakening yen. The yen's poor performance relative to the U.S. dollar has hurt those Japanese businesses that do not realize significant export-related revenue. In terms of how I positioned the fund in Japan, export companies comprised nearly half of my entire Japanese holdings. Examples included Honda, Toyota, Sony, Hitachi and Fuji. Two years ago, when the yen was strong, the managements of these companies took decisive action to cut costs and make their companies more competitive. This strategy helped offset the strong yen back then and, as the yen gradually showed signs of strength toward the end of the period, these companies were able to grow their earnings. My feeling is that export stocks will eventually hit some sort of fair value and, since this fund is value-oriented, I'll probably sell some of these stocks before they reach their peak value. I think there's an end in sight for Japan; it's just going to take some time.
Q. ONE OF YOUR STRATEGIES SEEMS TO BE THAT YOU'RE MORE HEAVILY CONCENTRATED IN SOME OF THE FUND'S LARGER POSITIONS. WHAT'S BEHIND THIS THINKING?
A. I've made a conscious effort to stick to this strategy and I believe it has benefited the fund. One reason for this concentration is that we've seen such a favorable stock picking environment. Another is that by increasing the fund's exposure to these larger positions, I'm able to leverage the best ideas churned out by our research staff. By following this strategy, I'm placing confidence in our research and can also streamline my ongoing analysis of the fund's top holdings.
Q. YOU MENTIONED MARKET SELECTION AS BEING A KEY CONTRIBUTOR TO PERFORMANCE. DO YOU BASE YOUR INVESTMENT DECISIONS ON WHERE THE STOCK IS ISSUED?
A. No. Stock selection is my primary consideration. I look at the pluses and minuses of an individual stock before I consider the country where the stock is issued. A good example of this is the fund's positions in French stocks. My increased weighting in France has very little to do with following economic or political developments there. Instead, my overweighting relative to the EAFE index simply reflects my bottom-up stock picking strategy. As I found attractive buying opportunities, it just so happened that a number of them were French stocks.
Q. HOW DID THE FUND'S EUROPEAN HOLDINGS PERFORM?
A. The overall decline in European interest rates had favorable implications for Europe's stock markets. This rate environment, which may have been related to continuing optimism on proposed economic unity throughout Europe, led to strong performances in countries such as Spain, Italy and Sweden. In Europe, I basically continued my strategy of looking for companies based on three themes: those that would benefit from a rising dollar, those that would gain from the overall improvement of world economies and those companies engaged in restructurings designed to improve their return on capital.
Q. FOLLOWING THE LEAD OF AMERICAN CORPORATIONS, INTERNATIONAL COMPANIES HAVE BEEN IMPLEMENTING VARIOUS COST-CUTTING AND RESTRUCTURING STRATEGIES. CAN YOU EXPLAIN WHY THIS IS A POSITIVE DEVELOPMENT? HOW HAS THIS TREND AFFECTED THE FUND?
A. Worldwide, company managements have gotten smarter about how they run their businesses. In order to earn returns above their costs of capital, companies have had to reduce expenses, either by cutting personnel, restructuring their balance sheets or upgrading their technology. As they strive to become more shareholder-friendly, international companies also are coming up with new ways to utilize their existing assets. In terms of the fund, several individual holdings are good illustrations of this trend. For example, Volvo, one of the fund's more significant stakes and a strong performer during the period, divested many of its non-core businesses and has announced plans to implement a share redemption program in which the company will buy back one of every 20 outstanding shares. As companies strive to push their share prices up, they can do one of two things. They can wait for investors to bid the price up, or they can take a proactive approach and try to increase the value themselves. In the case of Volvo, management has taken a proactive stance and set forth a list of goals for doing this; for the most part, the company has seen its plan through. This emphasis on managing core businesses to be more efficient can enhance a company's value and put smiles on the faces of money managers throughout the world.
Q. WHICH INDIVIDUAL STOCK POSITIONS BENEFITED THE FUND DURING THE PERIOD? WERE THERE ANY DISAPPOINTMENTS?
A. As I mentioned earlier, individual stock selection was a real key to the fund's performance. Aside from the strong performances of Volvo and Telebras, a privatized telecommunications company based in Brazil, the fund's positions in Total, a French-based oil company, and Alcatel, which specializes in telecommunications and electrical equipment, turned in good results. Disappointments included the poor performance of several Japanese brokerage companies, including Nomura Securities and Nikko Securities.
Q. WHAT'S YOUR OUTLOOK?
A. More and more, individual stock selection is outdistancing country selection in terms of performance influence. In my opinion, this trend will most likely continue and will place even more emphasis on thorough research and analysis of individual stocks. With this in mind, I'll continue to use my three-pronged approach of looking for stocks that can benefit from a rising dollar, stronger economies and increased corporate efficiencies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: growth of capital by investing mainly in the stocks of foreign companies that own valuable assets or are undervalued in the marketplace
FUND NUMBER: 335
TRADING SYMBOL: FIVFX
START DATE: November 1, 1994
SIZE: as of April 30, 1997, more than
$290 million
MANAGER: Richard Mace, since 1994;
co-manager, Fidelity Global Balanced Fund,
February 1993-December 1993 and January
1995-March 1996; manager, Fidelity Global
Balanced Fund, since 1996; manager, Fidelity
International Growth & Income Fund, 1994-
1996; joined Fidelity in 1987
(checkmark)
RICK MACE ON FIDELITY'S INTERNATIONAL STOCK PICKING
PROCESS AND THE INFLUENCE OF COUNTRY SELECTION VS.
INDUSTRY SELECTION ON PERFORMANCE:
"Over the past few years, Fidelity has been gradually increasing its presence on the international investing stage. The process of searching the globe for attractive investment opportunities isn't all that different from choosing domestic stocks. Like U.S.
stock fund managers, we target stocks, conduct our analysis, pick up the phone and visit companies on a regular basis. The best way to find opportunities is to take a hands-on approach; if you turn over enough rocks and kick enough tires, you'll find some winners. Fidelity's international stock picking machine involves hundreds of analysts and fund managers, located in several countries throughout the world. We consider our international team to be among the best and brightest in the industry, and we function as a complete team. The fact that we have aggressively grown our international staff, I think, is a reflection of Fidelity's commitment to being successful internationally.
And we've started to see the benefits. Fidelity recently won several distinguished awards for its international research and fund management.
Perhaps most significantly, those awards singled out
Fidelity's impressive devotion to teamwork. One award, in fact, identified "Team Fidelity" as its recipient.
"While it's obviously important to monitor events in the country in which I'm investing, the bottom line is that I pick stocks. Even in a case such as Japan, which as I mentioned has certainly had its share of problems, investors could still gain positive returns if they chose the right stocks in the right industries. If you go back to 1986-90, studies show that country selection - that is, picking a stock based on various macroeconomic or political conditions within a country - accounted for 84% of a stock's price movement. Industry selection, on the other hand, accounted for 16%. From
1991-96, country influence had shrunk to 70% and industry selection had climbed to 30%. I think this upward trend in favor of industry selection will continue."
INTERNATIONAL VALUE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
Canada 3.2%
United States 14.8%
Row: 1, Col: 1, Value: 3.2
Row: 1, Col: 2, Value: 10.0
Row: 1, Col: 3, Value: 4.2
Row: 1, Col: 4, Value: 25.3
Row: 1, Col: 5, Value: 6.0
Row: 1, Col: 6, Value: 13.5
Row: 1, Col: 7, Value: 5.7
Row: 1, Col: 8, Value: 4.2
Row: 1, Col: 9, Value: 13.1
Row: 1, Col: 10, Value: 14.8
France 10.0%
United
Kingdom 13.1%
Germany 4.2%
Switzerland 4.2%
Japan 25.3%
Sweden 5.7%
Other 13.5%
Netherlands 6.0%
AS OF OCTOBER 31, 1996
Canada 5.6%
United States 6.4%
Row: 1, Col: 1, Value: 5.6
Row: 1, Col: 2, Value: 9.4
Row: 1, Col: 3, Value: 6.4
Row: 1, Col: 4, Value: 31.4
Row: 1, Col: 5, Value: 4.6
Row: 1, Col: 6, Value: 17.5
Row: 1, Col: 7, Value: 8.699999999999999
Row: 1, Col: 8, Value: 10.0
Row: 1, Col: 9, Value: 6.4
United
Kingdom 10.0%
France 9.4%
Sweden 8.7%
Germany 6.4%
Other 17.5%
Japan 31.4%
Netherlands 4.6%
ASSET ALLOCATION
                                 % OF FUND'S   % OF FUND'S
                                 INVESTMENTS   INVESTMENTS
                                               6 MONTHS AGO

Stocks, closed-end investment    87.9          96.2
 companies and equity futures

Bonds                            1.1           1.5

Short-term investments           11.0          2.3

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       IN THESE
                                                       STOCKS
                                                       6 MONTHS AGO

Alcatel Alsthom Compagnie Generale       2.1           1.6
 d'Electricite SA
(France, Electrical Equipment)

Takeda Chemical Industries Ltd.          1.7           1.3
(Japan, Drugs & Pharmaceuticals)

Hitachi Ltd.                             1.6           1.1
(Japan, Electronics)

Novartis AG (Reg.)                       1.4           0.0
(Switzerland, Drugs & Pharmaceuticals)

Canon, Inc.                              1.4           1.1
(Japan, Computers & Office Equipment)

Fuji Photo Film Co. Ltd.                 1.3           1.1
(Japan, Photographic Equipment)

Volvo AB Class B                         1.3           3.4
(Sweden, Autos, Tires, & Accessories)

Credit Suisse Group (Reg.)               1.2           0.0
(Switzerland, Banks)

Total SA Class B                         1.0           1.2
(France, Oil & Gas)

Shell Transport & Trading Co.            1.0           1.1
 PLC (Reg.)
(United Kingdom, Oil & Gas)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Finance                            13.5          12.2

Basic Industries                   11.5          14.0

Technology                         9.6           7.2

Durables                           8.1           14.1

Health                             7.5           3.5

Energy                             7.0           11.1

Nondurables                        5.8           4.9

Industrial Machinery & Equipment   5.2           5.9

Utilities                          5.1           6.7

Construction & Real Estate         4.3           5.1

INTERNATIONAL VALUE
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.9%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 1.3%
Aberfoyle Ltd.   144,700 $ 412,166
Australia & New Zealand Banking
 Group Ltd.   22,100  141,369
CSR Ltd.   400,000  1,480,871
National Australia Bank Ltd.   21,100  289,227
Pasminco Ltd.   77,700  148,078
QNI Ltd.   156,000  289,989
Tabcorp Holdings Ltd.   10,300  51,422
Western Mining Holdings Ltd.   160,843  954,761
Westpac Banking Corp.   24,100  130,069
  3,897,952
AUSTRIA - 0.4%
Leykam-Muerstaler Papier und Zelstoff
 AG Ord.   40,000  958,438
Voest-Alpine Stahl AG  3,400  134,198
  1,092,636
BELGIUM - 0.1%
BBL (Banque Bruxelles Lambert)  100  24,927
Credit Communal Holding/Dexia (d)  3,600  357,893
  382,820
BERMUDA - 0.1%
Fuji International Trust unit sponsored
 ADR (d)  9  196,685
BRAZIL - 0.7%
Multicanal Participacoes SA
 sponsored ADR  15,000  217,500
Telebras sponsored ADR  16,000  1,836,000
  2,053,500
CANADA - 3.2%
Alcan Aluminium Ltd.   51,400  1,743,433
Alliance Forest Products (a)(d)  15,000  343,483
BCE, Inc.   15,800  739,433
Bro-X Minerals Ltd.   6,220  3,383
Canadian Natural Resources Ltd. (a)  37,500  893,592
Cominco Ltd. (a)  40,200  1,035,601
Domtar, Inc.   12,700  108,147
Greenstone Resources Ltd. (a)  60,000  566,747
Inco Ltd.   38,500  1,232,871
Noranda, Inc.   50,500  1,066,049
Renaissance Energy Ltd. (a)  38,000  1,052,345
TVI Pacific, Inc. (a)  593,000  347,962
  9,133,046
DENMARK - 1.0%
Den Danske Bank Group AS  8,000  691,968
International Service Systems AS,
 Series B  35,600  1,053,430
Novo-Nordisk AS Class B  4,300  425,439
Unidanmark AS Class A  12,500  618,371
  2,789,208
FINLAND - 1.9%
Cultor OY Ord., Series 2  15,000  830,953
Huhtamaki Ord.   30,000  1,301,249
Metsa-Serla Ltd. Class B  89,800  673,649
Nokia Corp. AB, Series A  22,200  1,385,245
Rauma OY  361  7,429
UPM-Kymmene Corp.   13,000  297,566
Valmet OY  67,300  1,137,880
  5,633,971

 SHARES VALUE (NOTE 1)
FRANCE - 10.0%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  55,000 $ 6,118,181
Axa SA  9,600  590,883
Axime SA Ex Segin (a)(d)  7,000  842,268
BQE National Paris Ord.   9,400  401,183
Canal Plus SA  1,600  289,052
Cap Gemini Sogeti SA  4,500  272,657
Compagnie de Saint Gobain  4,400  589,759
Credit Commercial de France Ord.   10,000  443,930
Credit Local de France SA  6,600  610,875
Elf Aquitaine SA sponsored ADR  35,000  1,701,875
Eramet SA  29,000  1,466,341
Generale des Eaux, Cie  2,078  289,568
Group Axime (a)  300  36,097
Groupe Danone  6,900  1,005,271
Lafarge Coppee SA  2,500  164,031
Lagardere S.C.A. (Reg.)  13,000  402,417
Michelin SA (Compagnie Generale
 des Etablissements) Class B  27,200  1,520,319
Nationale Elf Aquitaine  6,300  611,184
Pechiney SA Class A  71,938  2,688,003
Paribas SA (Cie Financiere) Class A  7,500  473,197
Rhone Poulenc SA Class A  55,900  1,880,819
Societe Generale Class A  11,500  1,289,112
Total SA:
 Class B  34,882  2,893,755
 sponsored ADR  50,000  2,081,250
Unibail  1,300  125,895
Usinor Sacilor  9,500  143,617
Valeo SA  2,600  160,432
  29,091,971
GERMANY - 4.0%
Allianz Versich Holdings Ord. (Reg.) (a)  2,100  407,614
Altana AG  104  80,506
BASF AG  33,000  1,292,510
Bayer AG  45,600  1,771,263
Buderus AG  2,000  938,159
Continental Gummi-Werke AG  21,500  472,589
Daimler-Benz AG:
 Ord.   14,600  1,081,263
 (rights) (a)  14,600  1,265
Degussa AG  12,000  529,621
Dresdner Bank AG Ord.   5,000  159,296
Hornbach Baumarket AG (Bearer)  5,000  158,863
Karstadt AG  300  89,772
Lufthansa  20,000  278,444
Metallgesellschaft A G Ord. (a)  42,400  876,144
Mannesmann AG Ord.   1,500  589,758
Marseille-Kliniken AG  27,000  522,515
Thyssen AG Ord.   600  130,326
Veba AG Ord.   21,300  1,101,022
Viag AG  100  44,481
Volkswagen AG  955  604,706
Wella AG  720  436,729
  11,566,846
HONG KONG - 0.8%
Cheung Kong Holdings Ltd.   36,000  316,014
HSBC Holdings PLC  29,800  751,830
Hutchison Whampoa Ltd. Ord.   46,000  341,445
New World Development Co. Ltd.   22,000  126,948
Peregrine Investments HoldingsLtd.   400,000  614,471
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HONG KONG - CONTINUED
Peregrine Investments Holdings Ltd.
 (warrants) (a)  40,000 $ 5,990
Wharf Holdings Ltd.   37,000  139,947
  2,296,645
INDONESIA - 0.3%
Matahari Putra Prima PT (For. Reg.) 344,000 481,317 Multipolar PT (For. Reg.) 401,000 231,029
Putra Surya Multidana PT (For. Reg.)  135,500  153,344
  865,690
IRELAND - 0.1%
CRH PLC  15,300  148,877
ITALY - 1.8%
Credito Italiano Ord.   675,000  947,181
Eni Spa  379,700  1,934,171
Stet (Societa Finanziaria Telefonica)
 Spa Ord.   180,000  854,843
Telecom Italia:
 Spa  152,700  404,540
 Mobile Spa  300,100  942,016
  5,082,751
JAPAN - 24.9%
Acom Co. Ltd.   42,900  1,749,160
Amway Japan Ltd. sponsored ADR  10,000  151,250
Amway Japan Ltd.   10,000  304,616
Asahi Chemical Industry Co. Ltd.   76,000  442,678
Asahi Breweries Ltd.   60,000  661,183
Bank of Tokyo-Mitsubishi Ltd.   111,000  1,756,149
Canon, Inc.   166,000  3,932,937
Citizen Watch Co. Ltd. Ord.   108,000  776,134
DDI Corp. Ord.   173  1,147,932
Dai-Tokyo Fire & Marine Insurance Ord.   170,000  796,175
Daiichi Pharmaceutical Co. Ltd.   22,000  353,261
Daiwa House Industry Co. Ltd.   75,000  838,286
Daiwa Securities Co. Ltd.   105,000  698,375
Denso Corp.   36,000  818,922
Daito Trust Construction Co.   149,300  1,504,223
Fuji Bank Ltd.   120,000  1,350,703
Fuji Photo Film Co. Ltd.   100,000  3,817,545
Fujitsu Ltd.   221,000  2,296,194
Hitachi Ltd.   502,000  4,544,059
Hitachi Maxell Ltd.   93,000  1,954,504
Honda Motor Co. Ltd.   42,000  1,302,531
Hoya Corp.   7,000  320,674
Ibiden Co. Ltd.   61,000  801,842
Ito-Yokado Co. Ltd.   29,000  1,390,137
Jusco Co. Ltd.   35,000  1,074,422
Kobe Steel Ltd. Ord. (a)  250,000  454,563
Komatsu Ltd. Ord.   150,000  1,095,675
Konica Corp.   27,000  156,204
Kyocera Corp.   10,000  598,213
Matsushita Communication Industrial
 Co. Ltd.   6,000  154,906
Matsushita Electric Industrial Co. Ltd.   105,000  1,677,752
Matsushita Electric Works Co. Ltd.   52,000  528,002
Minebea Co. Ltd.   10,000  83,435
Minolta Camera Co. Ltd.   228,000  1,421,355
Mitsubishi Heavy Industries Ltd.   160,000  1,055,374
Murata Manufacturing Co. Ltd.   4,000  147,349
NEC Corp.   43,000  524,617
NKK Corp.   200,000  431,343
Nichiei Co. Ltd.   10,000  802,865

 SHARES VALUE (NOTE 1)
Nintendo Co. Ltd. Ord.   27,100 $ 1,979,519
Nippon Telegraph & Telephone
 Corp. Ord.   92  648,116
Nichicon Corp.   20,000  218,820
Nomura Securities Co. Ltd.   105,000  1,173,600
Omron Corp.   40,000  755,638
Ricoh Co. Ltd. Ord.   100,000  1,188,555
Rohm Co. Ltd.   10,000  774,529
Sakura Bank Ltd.   419,000  2,212,988
Sankyo Co. Ltd.   27,000  722,579
Sekisui House Ltd.   50,000  444,724
Shimamura Corp.   10,000  293,597
Shimachu Co. Ltd.   25,000  600,181
Shin-Etsu Chemical Co. Ltd.   15,000  300,959
Shinko Electric Industries Co. Ltd.   1,000  34,277
Sony Corp.   34,400  2,501,917
Shohkoh Fund & Co. Ltd.   700  162,939
TDK Corp.   18,000  1,296,391
Takeda Chemical Industries Ltd.   209,000  4,820,103
Terumo Corp.   27,000  410,170
THK Co. Ltd.   18,100  209,430
Toyota Motor Corp.   97,000  2,809,713
Tokyo Electron Ltd.   23,100  890,944
Uni Charm Corp. Ord.   31,000  949,191
Uny Co. Ltd.   105,000  1,843,048
Xebio Co. Ltd.   22,000  516,038
Yamanouchi Pharmaceutical Co. Ltd.   15,000  319,965
Yoshinoya D&C Co. Ltd. Ord.   20  193,632
  72,187,108
KOREA (SOUTH) - 0.1%
Korea Electric Power Corp.   10,000  298,206
MALAYSIA - 0.3%
Arab Malaysian Corp. BHD  109,000  451,544
Magnum Corp. BHD  65,000  103,047
Oriental Holdings BHD  30,000  227,046
  781,637
MEXICO - 0.3%
Gruma SA Class B sponsored
 ADR (a)(d)  14,250  270,750
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  1,000  41,250
Tubos De Acero De Mexico ADR (a)  37,500  614,063
  926,063
NETHERLANDS - 6.0%
Ahold NV  2,600  177,566
AKZO Nobel NV  19,700  2,539,064
Chicago Bridge & Iron Co. NV  20,000  340,000
DSM NV  7,400  737,169
EVC International NV  9,000  257,876
ING Groep NV  62,792  2,466,604
KBB NV Ord.   6,000  395,902
Koninklijke Hoogovens NV  19,400  886,595
Koninklijke Pakhoed NV  800  26,090
Koninklijke KNP BT NV  46,900  924,779
New Holland NV (a)  39,500  873,938
Philips Electronics NV (Bearer)  46,800  2,443,996
Royal Dutch Petroleum Co. Ord.   12,600  2,252,854
Unilever NV Ord.   11,300  2,198,552
Vendex International NV  19,906  945,495
  17,466,480
NETHERLANDS ANTILLES - 0.1%
Schlumberger Ltd.   3,000  332,250
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NEW ZEALAND - 0.0%
Air New Zealand Ltd. Class B  20,600 $ 59,523
NORWAY - 1.0%
Den Norske Bank AS Class A Free shares  77,000  278,962
Elkem ASA  70,500  1,351,314
NCL Holdings AS  18,000  45,497
Nydalens Compagnie ASA (a)  50,000  282,248
Olav Thon Eiendomsselskp Ord.   10,500  281,616
Saga Petroleum AS Class B  22,500  361,762
Steen & Stroem Invest AS  21,000  286,039
  2,887,438
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  14,000  304,500
SOUTH AFRICA - 0.3%
Gencor Ltd. (Reg.)  122,200  513,746
JCI Ltd.   38,500  372,190
  885,936
SPAIN - 1.9%
Acerinox SA (Reg.)  4,600  673,102
Asturiana del Zinc SA (a)(d)  56,000  863,161
Banco Bilbao Vizcaya SA Ord. (Reg.)  12,500  842,610
Banco de Santander SA Ord. (Reg.)  7,900  595,307
Tabacalera SA, Series A  23,900  1,201,754
Telefonica de Espana SA Ord. (a)  54,700  1,403,333
  5,579,267
SWEDEN - 5.7%
ABB AB, Series B  25,000  302,671
Astra AB Class A Free shares  65,500  2,679,500
Assi Doman AB Free shares  10,000  250,421
Electrolux AB  17,300  992,124
Ericsson (L.M.) Telephone Co.:
 Class B  24,700  780,649
 Class B ADR  7,700  258,913
Esselte AB Class B Free shares  38,700  882,818
Forcenergy AB Class B Free shares  50,000  551,180
Nordbanken AB  32,600  1,001,249
SKF AB Ord.   6,000  129,989
Scania AB Class B  32,100  828,395
Skandia Foersaekrings AB  36,800  1,064,587
Scala International SA  2,300  96,727
Svenska Cellulosa AB (SCA) Class B
 Ord.   16,000  342,560
Svenska Handelsbanken  25,000  688,179
Swedish Match Co.   450,100  1,468,441
Svedala Industri Free shares  25,000  458,786
Volvo AB Class B  147,800  3,720,051
  16,497,240
SWITZERLAND - 4.2%
ABB AG (Bearer)  100  121,099
Credit Suisse Group (Reg.)  30,200  3,401,085
Julius Baer Holding AG  1,718  2,150,414
Nestle SA (Reg.)  1,156  1,403,826
Novartis AG (Reg.)  3,043  4,009,163
Roche Holding AG participation
 certificates  90  760,176

 SHARES VALUE (NOTE 1)
SWITZERLAND - CONTINUED
Sulzer AG (Reg.)  400 $ 275,441
Surveillance, Societe Generale (Bearer)  65  134,498
  12,255,702
UNITED KINGDOM - 13.1%
Asda Group PLC  426,000  795,353
BAT Industries PLC Ord.   249,200  2,099,751
BOC Group PLC  7,700  118,103
Barclays PLC Ord.   36,900  687,135
Bass PLC Ord.   40,000  516,922
Blue Circle Industries PLC  102,500  698,917
British Aerospace PLC  34,200  727,916
British Petroleum PLC:
 Ord.   201,657  2,317,922
 ADR  4,000  550,500
British Land Co. PLC, (The) Ord.   7,800  72,498
British Steel PLC Ord.   125,000  282,083
British Telecommunications PLC Ord.   18,000  132,088
Caradon PLC  522,400  2,094,847
Cookson Group PLC  709,100  2,498,156
English China Clay PLC  24,100  80,600
Glaxo Holdings PLC  87,500  1,723,142
Granada Group PLC  138,700  2,006,349
Grand Metropolitan PLC  96,100  803,495
Guinness PLC Ord.   35,000  289,795
HSBC Holdings PLC Ord.   5,000  131,422
Hays PLC  15,000  132,721
ICI (Imperial Chemical Industries)
 PLC Class L  40,000  455,229
Inchcape PLC Ord.   61,600  274,021
JJB Sports PLC Class L  89,800  653,141
Ladbroke Group PLC Ord.   149,100  556,747
Lloyds TSB Group PLC  250,700  2,291,474
LucasVarity PLC  350,500  1,064,099
Mercury Asset Management Group PLC  12,400  269,056
National Grid Co. PLC  216,500  780,303
Perpetual PLC  3,100  132,465
Prudential Corp. PLC  5,000  48,624
RTZ Corp. PLC Ord.   10,000  159,103
Redland PLC Ord.   125,000  710,281
Rentokil Group PLC  393,300  2,579,631
Rugby Group PLC  116,900  212,562
Shell Transport & Trading Co. PLC (Reg.)  160,300  2,839,295
SmithKline Beecham PLC Ord.   163,195  2,617,677
Somerfield PLC  192,000  564,199
Thames Water PLC Ord.   23,300  255,336
Unigate PLC  75,000  566,196
Unilever PLC Ord.   49,000  1,289,530
Vodafone Group PLC  187,000  837,921
WPP Group PLC  40,500  165,037
  38,081,642
UNITED STATES OF AMERICA - 2.2%
Alumax, Inc. (a)  42,600  1,554,900
Aluminum Co. of America  17,900  1,250,763
D.R. Horton, Inc.   40,000  390,000
Durco International, Inc.   10,000  248,750
Freeport McMoRan Copper & Gold, Inc.:
 Class A  10,000  280,000
 Class B  10,000  291,250
Hertz Corp. Class A  1,000  29,000
Jefferson Smurfit Corp. (a)  45,700  594,100
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
Kaiser Aluminum Corp. (a)  10,400 $ 111,800
Limited, Inc. (The)  9  163
MCI Communications Corp.   35,800  1,364,875
Newmont Mining Corp.   8,000  277,000
Silgan Holdings, Inc.   1,000  26,500
  6,419,101
TOTAL COMMON STOCKS
 (Cost $237,527,407)   249,194,691
CLOSED-END INVESTMENT COMPANIES - 0.4%
EMERGING MARKETS - 0.2%
GT Global Developing Markets Fund  29,000  344,375
TCW/DW Emerging Markets Opportunities
 Trust (SBI)  11,100  147,075
Templeton Dragon Fund, Inc.   8,400  123,900
  615,350
GERMANY - 0.2%
Emerging Germany Fund, Inc.   5,600  49,700
New Germany Fund, Inc.  31,300  449,938
  499,638
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   13,800  134,550
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $1,246,372)   1,249,538
PREFERRED STOCKS - 0.8%
CONVERTIBLE PREFERRED STOCKS - 0.3%
JAPAN - 0.3%
AJL participating trust (a)  43,500  701,438
NONCONVERTIBLE PREFERRED STOCKS - 0.5%
ITALY- 0.5%
Stet (Societa Finanziaria Telefonica) Spa  168,700  624,990
Telecom Italia Mobile Spa de Risp  478,200  883,707
TOTAL NONCONVERTIBLE PREFERRED STOCKS   1,508,697
TOTAL PREFERRED STOCKS
 (Cost $1,855,431)   2,210,135
CONVERTIBLE BONDS - 0.3%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT (C)
BERMUDA - 0.2%
MBL International Finance of
 Bermuda 3%, 11/30/02 Aa2 $ 600,000  609,000
JAPAN - 0.1%
Matsushita Electric Works Co.
 Ltd. 2.70%, 5/31/02 - JPY 15,000,000  161,754
TOTAL CONVERTIBLE BONDS
 (Cost $887,938)   770,754
GOVERNMENT OBLIGATIONS - 0.8%
 MOODY'S PRINCIPAL VALUE
 RATINGS AMOUNT (C) (NOTE 1)
UNITED STATES OF AMERICA - 0.8%
U.S. Treasury Bills, yield at date of purchase
 5.27% to 5.30%, 6/26/97 (e)  $ 100,000 $ 99,164
U.S. Treasury Notes
 6 1/2%, 5/15/97 Aaa  390,000  390,121
 8 3/4%, 10/15/97 Aaa  370,000  374,973
 9 1/4%, 8/15/98 Aaa  370,000  384,223
 8 7/8%, 11/15/98 Aaa  404,000  419,780
 8 7/8%, 2/15/99 Aaa  370,000  386,302
 9 1/8%, 5/15/99 Aaa  360,000  379,181
  2,334,580
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $2,509,185)   2,433,744
CASH EQUIVALENTS - 11.8%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $34,279,133) 34,279,133  34,279,133
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $278,305,466) $  290,137,995

FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
25 Nikkei 225 Stock
 Index Contracts Jun 97 $2,430,000  $85,612
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.8%
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,874,240 or 1.0% of net assets.
(e) Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $89,248.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $109,086,405 and $134,600,305, respectively.
The market value of futures contracts opened and closed during the period amounted to $6,993,248 and $8,662,705, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $33,339 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $278,369,579. Net unrealized appreciation aggregated $11,768,416, of which $26,691,614 related to appreciated investment securities and $14,923,198 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.3%
Basic Industries   11.5
Cash Equivalents   11.8
Construction & Real Estate   4.3
Durables   8.1
Energy   7.0
Finance   13.5
Government Obligations   0.8
Health   7.5
Holding Companies   1.3
Industrial Machinery & Equipment   5.2
Media & Leisure   1.9
Nondurables   5.8
Precious Metals   1.0
Retail & Wholesale   3.8
Services   1.4
Technology    9.6
Transportation   0.1
Utilities   5.1
    100.0%
INTERNATIONAL VALUE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $278,305,466) - See accompanying schedule                                  $ 290,137,995

Cash                                                                                                                 330,589

Receivable for investments sold                                                                                      2,559,009

Receivable for fund shares sold                                                                                      10,106,088

Dividends receivable                                                                                                 1,145,647

Interest receivable                                                                                                  153,390

Receivable for daily variation on futures contracts                                                                  46,048

 TOTAL ASSETS                                                                                                        304,478,766

LIABILITIES

Payable for investments purchased                                                                     $ 9,054,906

Payable for fund shares redeemed                                                                       4,784,599

Accrued management fee                                                                                 193,470

Other payables and                                                                                     108,820
accrued expenses

 TOTAL LIABILITIES                                                                                                   14,141,795

NET ASSETS                                                                                                          $ 290,336,971

Net Assets consist of:

Paid in capital                                                                                                     $ 269,616,314

Undistributed net investment income                                                                                  537,567

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  8,291,394

Net unrealized appreciation (depreciation) on investments                                                            11,891,696
and assets and liabilities in
foreign currencies

NET ASSETS, for 24,444,338                                                                                          $ 290,336,971
shares outstanding

NET ASSET VALUE, offering price                                                                                      $11.88
and redemption price per
share ($290,336,971 (divided by) 24,444,338 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 2,243,341
Dividends

Interest                                                                          410,421

                                                                                  2,653,762

Less foreign taxes withheld                                                       (257,907
                                                                                 )

 TOTAL INCOME                                                                     2,395,855

EXPENSES

Management fee                                                     $ 997,406
Basic fee

 Performance adjustment                                             136,487

Transfer agent fees                                                 335,260

Accounting fees and expenses                                        99,953

Non-interested trustees' compensation                               854

Custodian fees and expenses                                         127,507

Registration fees                                                   20,436

Audit                                                               15,016

Legal                                                               1,119

Miscellaneous                                                       1,021

 Total expenses before reductions                                   1,735,059

 Expense reductions                                                 (20,907       1,714,152
                                                                   )

NET INVESTMENT INCOME                                                             681,703

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              9,030,095

 Foreign currency transactions                                      (4,928
                                                                   )

 Futures contracts                                                  (615,890      8,409,277
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              11,498,702

 Assets and liabilities in                                          (27,007
 foreign currencies                                                )

 Futures contracts                                                  87,097        11,558,792

NET GAIN (LOSS)                                                                   19,968,069

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 20,649,772

OTHER INFORMATION                                                                $ 18,774
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       82

 Transfer agent interest credits                                                  2,051

                                                                                 $ 20,907


STATEMENT OF CHANGES IN NET ASSETS



INCREASE (DECREASE) IN NET ASSETS                                                               SIX MONTHS       YEAR ENDED
                                                                                                ENDED            OCTOBER 31,
                                                                                                APRIL 30, 1997   1996
                                                                                                (UNAUDITED)

Operations                                                                                       $ 681,703        $ 3,786,783
Net investment income

 Net realized gain (loss)                                                                          8,409,277        8,945,621

 Change in net unrealized appreciation (depreciation)                                              11,558,792       (1,251,635)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   20,649,772       11,480,769

Distributions to shareholders                                                                      (2,268,604)      (56,772)
From net investment income

 From net realized gain                                                                           (4,990,927)      (1,703,168)

 TOTAL DISTRIBUTIONS                                                                               (7,259,531)      (1,759,940)

Share transactions                                                                                 204,234,122      592,069,913
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     7,013,302        1,730,074

 Cost of shares redeemed                                                                           (205,165,881)    (389,483,829)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           6,081,543        204,316,158

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          19,471,784       214,036,987

NET ASSETS

 Beginning of period                                                                               270,865,187      56,828,200

 End of period (including undistributed net investment income of $537,567 and $3,774,842,
respectively)                                                                                     $ 290,336,971    $ 270,865,187

OTHER INFORMATION
Shares

 Sold                                                                                              17,516,618       53,175,152

 Issued in reinvestment of distributions                                                           624,515          160,044

 Redeemed                                                                                          (17,603,527)     (34,777,000)

 Net increase (decrease)                                                                           537,606          18,558,196



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                                                                       SIX MONTHS    YEARS ENDED NOVEMBER 1, 1994
                                                                       ENDED         OCTOBER 31, (COMMENCEMENT
                                                                       APRIL 30, 1997            OF
                                                                                                 OPERATIONS) TO
                                                                                                 OCTOBER 31,

SELECTED PER-SHARE DATA                                                (UNAUDITED)   1996        1995

Net asset value, beginning of period                                   $ 11.33       $ 10.63     $ 10.00

Income from Investment Operations

 Net investment income                                                 .03 D         .16 G       .11 D

 Net realized and unrealized gain (loss)                               .84           .85         .52

 Total from investment operations                                      .87           1.01        .63



Less Distributions

 From net investment income                                            (.10)         (.01)       -

 From net realized gain                                                (.22)         (.30)       -

 Total distributions                                                   (.32)         (.31)       -

Net asset value, end of period                                         $ 11.88       $ 11.33     $ 10.63

TOTAL RETURN B, C                                                      7.84%         9.64%       6.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 290,337     $ 270,865   $ 56,828

Ratio of expenses to average net assets                                1.33% A       1.28%       1.72%

Ratio of expenses to average net assets after expense reductions       1.32% A, E    1.26% E     1.72%

Ratio of net investment income to average net assets                   .52% A        1.74%       1.08%

Portfolio turnover rate                                                87% A         71%         109%

Average commission rate F                                              $ .0219       $ .0264

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. G INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL
DIVIDEND FROM VOLVO AB WHICH AMOUNTED TO $.04 PER SHARE.


OVERSEAS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to July 1, 1995, the fund imposed a 3% sales charge. If this sales charge were taken into account, total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                 PAST 6   PAST 1   PAST 5   PAST 10
APRIL 30, 1997                MONTHS   YEAR     YEARS    YEARS

OVERSEAS                      10.00%   10.50%   56.55%   71.85%

Morgan Stanley Capital        1.57%    -0.89%   65.37%   62.94%
 International EAFE Index

International Funds Average   6.17%    5.43%    66.38%   120.34%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 396 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5   PAST 10
APRIL 30, 1997                YEAR     YEARS    YEARS

OVERSEAS                      10.50%   9.38%    5.56%

Morgan Stanley Capital        -0.89%   10.58%   5.00%
 International EAFE Index

International Funds Average   5.43%    10.58%   7.91%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Overseas                    MS EAFE Index (Net)
             00094                       MS001
  1987/04/30      10000.00                    10000.00
  1987/05/31       9961.78                     9999.96
  1987/06/30       9261.15                     9681.37
  1987/07/31       9398.73                     9664.46
  1987/08/31      10180.89                    10389.12
  1987/09/30      10056.05                    10225.55
  1987/10/31       7872.61                     8792.78
  1987/11/30       7808.92                     8879.36
  1987/12/31       8308.41                     9143.02
  1988/01/31       7985.38                     9306.26
  1988/02/29       8238.94                     9926.59
  1988/03/31       8739.11                    10536.93
  1988/04/30       8968.36                    10690.05
  1988/05/31       8787.74                    10347.37
  1988/06/30       8537.66                    10074.63
  1988/07/31       8426.51                    10390.71
  1988/08/31       8172.95                     9715.13
  1988/09/30       8478.61                    10139.62
  1988/10/31       8787.74                    11007.19
  1988/11/30       9016.99                    11662.85
  1988/12/31       8994.43                    11727.88
  1989/01/31       9104.64                    11934.22
  1989/02/28       9342.83                    11995.57
  1989/03/31       9261.06                    11760.14
  1989/04/30       9460.15                    11869.21
  1989/05/31       9005.09                    11223.49
  1989/06/30       8742.02                    11034.55
  1989/07/31       9609.46                    12420.20
  1989/08/31       9385.49                    11861.61
  1989/09/30       9886.76                    12401.93
  1989/10/31       9349.94                    11903.65
  1989/11/30       9879.65                    12502.04
  1989/12/31      10517.50                    12963.33
  1990/01/31      10278.81                    12480.99
  1990/02/28      10066.22                    11609.88
  1990/03/31      10398.15                    10400.41
  1990/04/30      10372.05                    10317.87
  1990/05/31      11076.94                    11495.16
  1990/06/30      11274.61                    11393.91
  1990/07/31      11830.32                    11554.40
  1990/08/31      10521.23                    10432.37
  1990/09/30       9353.86                     8978.47
  1990/10/31      10245.24                    10377.48
  1990/11/30       9905.84                     9765.34
  1990/12/31       9823.09                     9923.53
  1991/01/31      10041.03                    10244.51
  1991/02/28      10405.58                    11342.71
  1991/03/31      10064.80                    10661.78
  1991/04/30      10207.46                    10766.48
  1991/05/31      10227.27                    10878.82
  1991/06/30       9585.34                    10079.43
  1991/07/31      10108.39                    10574.66
  1991/08/31      10183.68                    10359.91
  1991/09/30      10631.45                    10943.78
  1991/10/31      10667.11                    11098.92
  1991/11/30      10282.74                    10580.77
  1991/12/31      10669.19                    11127.19
  1992/01/31      10791.68                    10889.52
  1992/02/29      10567.82                    10499.76
  1992/03/31      10348.19                     9806.60
  1992/04/30      10977.53                     9853.22
  1992/05/31      11450.59                    10512.75
  1992/06/30      11180.27                    10014.11
  1992/07/31      10470.68                     9757.82
  1992/08/31      10381.98                    10369.83
  1992/09/30       9951.16                    10165.06
  1992/10/31       9275.36                     9631.85
  1992/11/30       9228.90                     9722.49
  1992/12/31       9446.96                     9772.78
  1993/01/31       9722.30                     9771.58
  1993/02/28       9921.68                    10066.75
  1993/03/31      10595.79                    10944.22
  1993/04/30      11331.61                    11982.86
  1993/05/31      11592.70                    12235.93
  1993/06/30      11317.36                    12045.03
  1993/07/31      11834.81                    12466.66
  1993/08/31      12504.17                    13139.65
  1993/09/30      12394.98                    12843.88
  1993/10/31      12893.44                    13239.70
  1993/11/30      12304.78                    12082.41
  1993/12/31      13230.86                    12954.85
  1994/01/31      14171.44                    14050.12
  1994/02/28      13906.14                    14011.21
  1994/03/31      13505.79                    13407.73
  1994/04/30      13959.20                    13976.60
  1994/05/31      13780.73                    13896.36
  1994/06/30      13597.44                    14092.74
  1994/07/31      13978.50                    14228.27
  1994/08/31      14181.08                    14565.13
  1994/09/30      13790.38                    14106.39
  1994/10/31      14070.14                    14576.13
  1994/11/30      13491.32                    13875.60
  1994/12/31      13399.00                    13962.49
  1995/01/31      12824.75                    13426.11
  1995/02/28      12834.57                    13387.58
  1995/03/31      13217.40                    14222.58
  1995/04/30      13595.32                    14757.47
  1995/05/31      13786.73                    14581.55
  1995/06/30      13889.80                    14325.84
  1995/07/31      14513.13                    15217.71
  1995/08/31      14110.67                    14637.21
  1995/09/30      14306.99                    14923.08
  1995/10/31      14022.32                    14521.94
  1995/11/30      14179.38                    14926.00
  1995/12/31      14612.31                    15527.37
  1996/01/31      14888.77                    15591.12
  1996/02/29      14918.93                    15643.83
  1996/03/31      15140.10                    15976.04
  1996/04/30      15552.28                    16440.51
  1996/05/31      15557.31                    16137.98
  1996/06/30      15672.92                    16228.81
  1996/07/31      15235.60                    15754.48
  1996/08/31      15346.19                    15789.00
  1996/09/30      15788.53                    16208.45
  1996/10/31      15622.65                    16042.59
  1996/11/30      16447.01                    16680.89
  1996/12/31      16526.26                    16466.31
  1997/01/31      16536.98                    15890.03
  1997/02/28      16906.73                    16149.93
  1997/03/31      17056.78                    16208.41
  1997/04/30      17185.38                    16294.42
Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on April 30, 1987. As the chart shows, by April 30, 1997, the value of the investment would have grown to $17,185 - a 71.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,294 - a 62.94% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
OVERSEAS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity Overseas Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. For the six months that ended April 30, 1997, the fund produced a return of 10.00%. For the same period, the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) returned 1.57%. The international funds average, according to Lipper Analytical Services, had a six-month return of 6.17%. For the 12 months that ended April 30, 1997, the fund returned 10.50%, while the EAFE index and Lipper peer group returned -0.89% and 5.43%, respectively.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?
A. Individual stock selection had the biggest influence on the fund's return, as several of the fund's larger positions performed well. Market selection also played a key role during this time, specifically the fund's underweighting in Japan relative to the EAFE index. While the EAFE index had an approximate Japanese weighting of 30%, I kept the fund at around 22%. As Japan's well-documented economic woes continued to hamper the overall performance of Japanese securities, my strategy of underweighting Japanese securities worked in the fund's favor. I would add, however, that while market selection is important, I place more emphasis on analyzing the specific pluses and minuses of a stock than I do on the country from where a stock is issued.
Q. HOW DID THE FUND'S EUROPEAN HOLDINGS PERFORM?
A. The overall decline in European interest rates had favorable implications for Europe's stock markets. This rate environment, which may have been related to continuing optimism on proposed economic unity throughout Europe, led to strong performances in countries such as Spain, Italy and Sweden. In Europe, I basically continued my strategy of looking for companies based on three themes: those that would benefit from a rising dollar, those that would gain from the overall improvement of world economies, and those companies that were engaging in restructurings designed to improve the return of capital employed in their businesses.
Q. DID YOUR STRATEGIES LEAD YOU TO ANY OTHER REGIONS OF THE WORLD?
A. The fund's Latin American positions - with the exception of Telebras, a privatized telecommunications company based in Brazil that performed well during the period - have been relatively uneventful. I'll invest in emerging market stocks, but only when valuations are attractive. If an emerging market stock is undervalued and has a potentially attractive risk/reward tradeoff, I'll consider adding it to the portfolio. The other area that came into play was Canada. I've previously mentioned my strategy of looking for stocks that can benefit from improving economies, and Canada's many natural resource-related stocks fit that bill. Stocks such as Inco, a nickel producer, aluminum-producer Alcan, and Noranda, a paper and forest products company, reflected this strategy.
Q. FOLLOWING THE LEAD OF AMERICAN CORPORATIONS, INTERNATIONAL COMPANIES HAVE BEEN IMPLEMENTING VARIOUS COST-CUTTING AND RESTRUCTURING STRATEGIES. CAN YOU EXPLAIN WHY THIS IS A POSITIVE DEVELOPMENT? HOW HAS THIS TREND AFFECTED THE FUND?
A. Worldwide, company managements have gotten smarter about how they run their businesses. In order to earn returns above their costs of capital, companies have had to reduce expenses, either by cutting personnel, restructuring their balance sheets or upgrading their technology. As they strive to become more shareholder-friendly, international companies also are coming up with new ways to utilize their existing assets. In terms of the fund, several individual holdings are good illustrations of this trend. For example, Volvo, one of the fund's more significant stakes and a strong performer during the period, divested many of its non-core businesses and has announced plans to implement a share redemption program in which the company will buy back one of every 20 outstanding shares. As companies strive to push their share prices up, they can do one of two things. They can wait for investors to bid the price up or they can take a proactive approach and try to increase the value themselves. In the case of Volvo, management has taken a proactive stance and set forth a list of goals for doing this; for the most part, the company has seen its plan through. This emphasis on managing core businesses to be more efficient can enhance a company's value and put smiles on the faces of money managers throughout the world.
Q. ONE OF YOUR STRATEGIES SEEMS TO BE THAT YOU'RE MORE HEAVILY CONCENTRATED IN SOME OF THE FUND'S LARGER POSITIONS. WHAT'S BEHIND THIS THINKING?
A. I've made a conscious effort to stick to this strategy and I believe it has benefited the fund. One reason for this concentration is that we've seen such a favorable environment for stock picking. Another is that by increasing the fund's exposure to these larger positions, I'm able to leverage the best ideas churned out by our research group. By following this strategy, I'm placing confidence in that research and can also streamline my ongoing analysis of the fund's top stocks.
Q. WHICH INDIVIDUAL STOCK POSITIONS BENEFITED THE FUND DURING THE PERIOD? WERE THERE ANY DISAPPOINTMENTS?
A. As I mentioned earlier, individual stock selection was a real key to the fund's performance. Aside from the strong performances of Volvo and Telebras, the fund's positions in Total, a French-based oil company, and Alcatel, which specializes in telecommunications and electrical equipment, turned in good results. Disappointments included the poor performance of several Japanese brokerage companies, including Nomura Securities and Nikko Securities.
Q. WHAT'S YOUR OUTLOOK?
A. More and more, individual stock selection is outdistancing country selection in terms of performance influence. In my opinion, this trend will most likely continue and will place even more emphasis on thorough research and analysis of individual stocks. With this in mind, I'll continue to use my three-pronged approach of looking for stocks that can benefit from a rising dollar, stronger economies and increased corporate efficiencies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing in equity securities outside the United States
FUND NUMBER: 094
TRADING SYMBOL: FOSFX
START DATE: December 4, 1984
SIZE: as of April 30, 1997, more than
$3.4 billion
MANAGER: Richard Mace, since 1996;
manager, International Value Fund, since
1994; co-manager, Fidelity Global Balanced
Fund, February 1993-December 1993 and
January 1995-March 1996; manager, Fidelity
Global Balanced Fund, since 1996; manager,
Fidelity International Growth & Income Fund,
1994-
1996; joined Fidelity in 1987
(checkmark)
RICK MACE ON FIDELITY'S INTERNATIONAL STOCK PICKING
PROCESS:
"Over the past few years, Fidelity has been increasing its presence on the international investing stage. The process of searching the globe for attractive investment opportunities isn't all that different from choosing domestic stocks. Like U.S.
stock fund managers, we target stocks, conduct our analysis, pick up the phone and visit companies on a regular basis. The best way to find opportunities is to take a hands-on approach; if you turn over enough rocks and kick enough tires, you'll find some winners. Fidelity's international stock picking machine involves hundreds of analysts and fund managers, located in several countries around the world. We consider our international team to be among the best and brightest in the industry, and we function as a complete team. The fact that we have aggressively grown our international staff, I think, is a reflection of Fidelity's commitment to being successful internationally. And we've started to see the benefits. Fidelity recently won several distinguished awards for its international research and fund management. Perhaps most significantly, those awards singled out Fidelity's impressive devotion to teamwork. One award, in fact, identified
"Team Fidelity" as its honoree."
OVERSEAS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
Canada 2.6%
United States 13.8%
France 10.0%
Row: 1, Col: 1, Value: 13.8
Row: 1, Col: 2, Value: 13.9
Row: 1, Col: 3, Value: 4.7
Row: 1, Col: 4, Value: 5.2
Row: 1, Col: 5, Value: 15.0
Row: 1, Col: 6, Value: 7.7
Row: 1, Col: 7, Value: 22.8
Row: 1, Col: 8, Value: 4.3
Row: 1, Col: 9, Value: 10.0
Row: 1, Col: 10, Value: 2.6
Germany 4.3%
United
Kingdom 13.9%
Sweden 5.2%
Japan 22.8%
Switzerland 4.7%
Other 15.0%
Netherlands 7.7%
AS OF OCTOBER 31, 1996
Canada 3.1%
United States 12.7%
France 9.4%
Row: 1, Col: 1, Value: 12.7
Row: 1, Col: 2, Value: 12.1
Row: 1, Col: 3, Value: 6.6
Row: 1, Col: 4, Value: 3.5
Row: 1, Col: 5, Value: 17.0
Row: 1, Col: 6, Value: 5.4
Row: 1, Col: 7, Value: 23.7
Row: 1, Col: 8, Value: 6.5
Row: 1, Col: 9, Value: 9.4
Row: 1, Col: 10, Value: 3.1
Germany 6.5%
United
Kingdom 12.1%
Sweden 6.6%
Japan 23.7%
Spain 3.5%
Other 17.0%
Netherlands 5.4%
ASSET ALLOCATION
                                 % OF FUND'S   % OF FUND'S
                                 INVESTMENTS   INVESTMENTS
                                               6 MONTHS AGO

Stocks, closed-end investment    88.5          88.8
 companies and equity futures

Bonds                            0.2           0.3

Short-term investments           11.3          10.9

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       IN THESE
                                                       STOCKS
                                                       6 MONTHS AGO

Alcatel Alsthom Compagnie Generale       2.3           1.6
 d'Electricite SA
(France, Electrical Equipment)

Total SA Class B                         1.9           2.2
(France, Oil & Gas)

Novartis AG (Reg.)                       1.8           1.1
(Switzerland, Drugs & Pharmaceuticals)

Fuji Photo Film Co. Ltd.                 1.7           1.4
(Japan, Photographic Equipment)

Takeda Chemical Industries Ltd.          1.6           1.3
(Japan, Drugs & Pharmaceuticals)

Volvo AB Class B                         1.5           2.8
(Sweden, Autos, Tires, & Accessories)

Toyota Motor Corp.                       1.5           1.6
(Japan, Autos, Tires, & Accessories)

Philips Electronics NV (Bearer)          1.4           0.5
(Netherlands, Consumer Electronics)

Canon, Inc.                              1.3           1.1
(Japan, Computers & Office Equipment)

Credit Suisse Group (Reg.)               1.3           0.0
(Switzerland, Banks)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Finance                            13.7          14.4

Basic Industries                   10.3          10.1

Durables                           10.3          14.1

Technology                         8.2           5.4

Health                             7.7           4.4

Energy                             6.6           8.9

Utilities                          6.4           8.5

Nondurables                        6.3           5.3

Industrial Machinery & Equipment   4.9           4.4

Construction & Real Estate         3.4           3.7

OVERSEAS
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.3%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.2%
Perez Companc Class B  785,387 $ 6,370,412
AUSTRALIA - 1.6%
Aberfoyle Ltd.   41,821  119,225
Australia & New Zealand Banking
 Group Ltd.   249,300  1,594,722
Brambles Industries Ltd.   362,300  6,565,006
CSR Ltd.   3,931,500  14,555,109
Coles Myer Ltd.   1,308,700  6,368,058
National Australia Bank Ltd.   237,500  3,255,514
Pasminco Ltd.   866,500  1,651,343
QNI Ltd.   1,587,800  2,951,560 Tabcorp Holdings Ltd.   129,300  639,770
Western Mining Holdings Ltd.   1,843,962  10,945,722
Westpac Banking Corp.   271,200  1,463,681
Woolworths Ltd.   2,206,600  6,514,697
  56,624,407
AUSTRIA - 0.0%
Voest-Alpine Stahl AG  40,100  1,582,743
BELGIUM - 0.1%
BBL (Banque Bruxelles Lambert)  1,300  325,100
Credit Communal Holding/Dexia (c)  44,900  4,463,721
Delhaize Freres & Cie Le Lion SA  4,100  206,097
  4,994,918
BERMUDA - 0.1%
Fuji International Trust unit sponsored
 ADR (c)  107  2,338,369
BRAZIL - 0.7%
Multicanal Participacoes SA
 sponsored ADR  177,400  2,572,300
Telebras sponsored ADR  175,600  20,150,100
  22,722,400
CANADA - 2.6%
Alcan Aluminium Ltd.   514,500  17,451,286
Alliance Forest Products (a)(c)  159,000  3,640,917
BCE, Inc.   211,200  9,884,060
Bro-X Minerals Ltd.   81,770  44,470
Canadian Natural Resources Ltd. (a)  336,300  8,013,732
Cominco Ltd. (a)  449,400  11,577,087
Domtar, Inc.   159,700  1,359,927
Greenstone Resources Ltd. (a)  268,800  2,539,025
Inco Ltd.   591,500  18,941,375
Noranda, Inc.   566,700  11,962,968
Renaissance Energy Ltd. (a)  121,900  3,375,813
  88,790,660
DENMARK - 0.7%
Den Danske Bank Group AS  101,800  8,805,293
International Service Systems AS,
 Series B  244,200  7,226,058
Novo-Nordisk AS Class B  44,800  4,432,480
Unidanmark AS Class A  91,500  4,526,472
  24,990,303
FINLAND - 1.9%
Cultor OY, Series 1  109,700  5,950,431
Huhtamaki Ord.   345,100  14,968,705
Metsa-Serla Ltd. Class B  1,052,400  7,894,746
Nokia Corp. AB, Series A  247,900  15,468,567
Pohjola Class B  228,470  6,504,046

 SHARES VALUE (NOTE 1)
Rauma OY  4,204 $ 86,525
UPM-Kymmene Corp.   151,000  3,456,341
Valmet OY  623,360  10,539,512
  64,868,873
FRANCE - 10.0%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  716,400  79,692,094
Axa SA  208,565  12,837,244
BQE National Paris Ord.   111,800  4,771,513
Canal Plus SA  19,400  3,504,752
Cap Gemini Sogeti SA  54,700  3,314,299
Compagnie de Saint Gobain  29,000  3,887,046
Credit Commercial de France Ord.   102,600  4,554,724
Credit Local de France SA  72,315  6,693,251
Eramet SA  247,115  12,494,995
Generale des Eaux, Cie  36,100  5,030,518
Group Axime (a)  3,700  445,199
Groupe Danone  82,200  11,975,832
Lafarge Coppee SA  116,200  7,624,178
Lagardere S.C.A. (Reg.)  148,100  4,584,456
Michelin SA (Compagnie Generale
 des Etablissements) Class B  358,900  20,060,383
Nationale Elf Aquitaine  240,800  23,360,809
Pechiney SA Class A  776,269  29,005,723
Paribas SA (Cie Financiere) Class A  84,100  5,306,116
Rhone Poulenc SA Class A  651,000  21,903,638
Societe Generale Class A  124,700  13,978,455
Total SA Class B  783,990  65,038,550
Unibail  15,300  1,481,681
Usinor Sacilor  365,000  5,517,933
Valeo SA  29,800  1,838,797
  348,902,186
GERMANY - 4.1%
Allianz Versich Holdings Ord. (Reg.) (a)  25,000  4,852,546
Altana AG  1,200  928,916
BASF AG  246,800  9,666,411
Bayer AG  497,000  19,305,208
Buderus AG  15,500  7,270,732
Continental Gummi-Werke AG  247,800  5,446,862
Daimler-Benz AG:
 Ord.   137,800  10,205,344
 (rights) (a)  137,800  11,941
Degussa AG  143,700  6,342,208
Dresdner Bank AG Ord.   54,500  1,736,331
Hoechst AG Ord.   161,200  6,332,342
Karstadt AG  3,300  987,493
Lufthansa  213,200  2,968,210
Mannesmann AG Ord.   20,400  8,020,704
Metallgesellschaft AG Ord. (a)  479,900  9,916,537
Thyssen AG Ord.   7,800  1,694,232
Veba AG Ord.   355,000  18,350,365
Viag AG  1,500  667,226
Volkswagen AG  45,800  29,000,537
 143,704,145
HONG KONG - 1.4%
Great Eagle Holdings Ltd.   960,000  2,868,909
HSBC Holdings PLC  1,348,000  34,008,948
Hong Kong & China Gas Co. Ltd.   3,157,920  5,014,189
Hutchison Whampoa Ltd. Ord.   462,000  3,429,291
Peregrine Investments Holdings Ltd.   2,084,000  3,201,394
Wharf Holdings Ltd.   375,000  1,418,382
  49,941,113
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDONESIA - 0.3%
Matahari Putra Prima PT (For. Reg.) 4,199,000 $ 5,875,149 Multipolar PT (For. Reg.) 4,553,000 2,623,130
Putra Surya Multidana PT (For. Reg.)  1,680,500  1,901,802
  10,400,081
IRELAND - 0.8%
Bank of Ireland, Inc.   1,771,600  18,436,395
CRH PLC  191,000  1,858,526
Independent Newspapers PLC  1,609,950  8,233,325
  28,528,246
ITALY - 1.3%
Credito Italiano Ord.   7,400,000  10,383,908
Eni Spa  3,976,500  20,256,069
Telecom Italia:
 Spa  1,380,500  3,657,287
 Mobile Spa  3,629,300  11,392,394
  45,689,658
JAPAN - 22.7%
Acom Co. Ltd.   162,500  6,625,605
Amway Japan Ltd.   310,200  9,449,203
Asahi Chemical Industry Co. Ltd.   494,000  2,877,406
Asahi Breweries Ltd.   629,000  6,931,402
Bank of Tokyo-Mitsubishi Ltd.   611,000  9,666,733
Canon, Inc.   1,958,000  46,389,706
Citizen Watch Co. Ltd. Ord.   859,000  6,173,144
DDI Corp. Ord.   1,733  11,499,225
Dai-Tokyo Fire & Marine Insurance Ord.   663,000  3,105,081
Daiichi Pharmaceutical Co. Ltd.   186,000  2,986,658
Daiwa House Industry Co. Ltd.   553,000  6,180,960
Daiwa Securities Co. Ltd.   1,418,000  9,431,383
Denso Corp.   404,000  9,190,130
Denny's Japan Co. Ltd.   144,100  3,754,347
Daito Trust Construction Co.   1,125,800  11,342,627
Fuji Bank Ltd.   930,000  10,467,945
Fuji Photo Film Co. Ltd.   1,511,000  57,683,106
Fujitsu Ltd.   2,065,000  21,455,390
Hitachi Ltd.   4,427,000  40,072,810
Hitachi Maxell Ltd.   696,000  14,627,259
Honda Motor Co. Ltd.   837,000  25,957,575
Hoya Corp.   62,000  2,840,254
Ibiden Co. Ltd.   570,000  7,492,621
Ito-Yokado Co. Ltd.   312,000  14,955,961
Jusco Co. Ltd.   202,000  6,200,953
Kao Corp.   236,000  2,749,262
Kobe Steel Ltd. Ord. (a)  1,541,000  2,801,928
Komatsu Ltd. Ord.   2,257,000  16,486,254
Konica Corp.   117,000  681,120
Kyocera Corp.   47,000  2,811,602
Matsushita Electric Industrial Co. Ltd.   1,536,000  24,543,115
Matsushita Communication Industrial
 Co. Ltd.   61,000  1,574,875
Matsushita Electric Works Co. Ltd.   547,000  5,554,174
Minebea Co. Ltd.   80,000  667,480
Minolta Camera Co. Ltd.   1,193,000  7,437,176
Mitsubishi Estate Co. Ltd.   511,000  6,435,515
Mitsubishi Heavy Industries Ltd.   2,137,000  14,095,840
Murata Manufacturing Co. Ltd.   45,000  1,657,680
NEC Corp.   393,000  4,794,758
NKK Corp.   1,412,000  3,045,283
Nichiei Co. Ltd.   53,600  4,303,357
Nikko Securities Co. Ltd.   1,031,000  5,745,586
Nintendo Co. Ltd. Ord.   399,000  29,144,950

 SHARES VALUE (NOTE 1)
Nippon Telegraph & Telephone
 Corp. Ord.   915 $ 6,445,944
Nitto Denko Corp.   46,000  666,221
Nomura Securities Co. Ltd.   1,455,000  16,262,742
Omron Corp.   301,000  5,686,174
Onward Kashiyama & Co. Ltd.   590,000  7,569,759
Orix Corp.   467,000  23,562,282
Ricoh Co. Ltd. Ord.   1,143,000  13,585,187
Rohm Co. Ltd.   156,000  12,082,648
Sakura Bank Ltd.   4,152,000  21,929,175
Sankyo Co. Ltd.   422,000  11,293,636
Shin-Etsu Chemical Co. Ltd.   157,000  3,150,038
Shinko Electric Industries Co. Ltd.   12,900  442,169
Sony Corp.   462,300  33,623,143
Shohkoh Fund & Co. Ltd.   6,800  1,582,832
TDK Corp.   186,000  13,396,041
Takeda Chemical Industries Ltd.   2,369,000  54,635,525
Terumo Corp.   228,000  3,463,655
THK Co. Ltd.   182,000  2,105,868
Toyota Motor Corp.   1,749,000  50,661,736
Tokyo Electron Ltd.   200,200  7,721,516
Uni Charm Corp. Ord.   146,000  4,470,385
Uny Co. Ltd.   510,000  8,951,946
Xebio Co. Ltd.   21,800  499,514
Yamanouchi Pharmaceutical Co. Ltd.   151,000  3,220,985
  788,896,560
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp.   354,760  10,579,164
MALAYSIA - 0.3%
Arab Malaysian Corp. BHD  1,258,000  5,211,392
Magnum Corp. BHD  722,000  1,144,617
Oriental Holdings BHD  339,000  2,565,624
  8,921,633
MEXICO - 0.3%
Cifra SA Series C  3,236,100  4,966,091
Cifra SA de CV, Series A  395,799  597,432
Gruma SA Class B sponsored
 ADR (a)(c)  163,000  3,097,000
Tubos De Acero De Mexico ADR (a)  142,700  2,336,713
  10,997,236
NETHERLANDS - 7.7%
Ahold NV  30,000  2,048,833
AKZO Nobel NV  306,500  39,503,710
Chicago Bridge & Iron Co. NV  254,200  4,321,400
DSM NV  146,700  14,613,880
ING Groep NV  742,067  29,149,978
KBB NV Ord.   67,500  4,453,901
KLM Royal Dutch Air Lines NV  75,200  2,224,201
Koninklijke Hoogovens NV  223,100  10,195,846
Koninklijke KNP BT NV  554,100  10,925,795
Koninklijke Pakhoed NV  9,600  313,074
New Holland NV (a)  454,700  10,060,238
Philips Electronics NV (Bearer)  951,900  49,710,252
Royal Dutch Petroleum Co. Ord.   225,000  40,229,531
Unilever NV Ord.   193,800  37,706,139
Vendex International NV (c)  270,200  12,833,962
  268,290,740
NETHERLANDS ANTILLES - 0.2%
Schlumberger Ltd.   62,400  6,910,800
NEW ZEALAND - 0.0%
Air New Zealand Ltd. Class B  257,900  745,193
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NORWAY - 0.6%
Den Norske Bank AS Class A Free
 shares  906,400 $ 3,283,781
Elkem ASA  660,600  12,662,103
Orkla AS Class B (non-vtg.)  29,700  2,297,961
NCL Holdings AS  202,500  511,838
Saga Petroleum AS Class B  230,000  3,698,009
  22,453,692
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR  144,400  3,140,700
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   4,882,000  4,014,359
SOUTH AFRICA - 0.3%
Gencor Ltd. (Reg.)  1,469,100  6,176,297
JCI Ltd.   370,400  3,580,755
  9,757,052
SPAIN - 2.3%
Acerinox SA (Reg.)  54,441  7,966,157
Asturiana del Zinc SA (a)(c)  679,600  10,475,081
Banco Bilbao Vizcaya SA Ord. (Reg.)  135,700  9,147,374
Banco de Santander SA Ord. (Reg.)  77,600  5,847,577
Banco Intercontinental Espanol  19,100  2,852,406
Tabacalera SA, Series A  364,600  18,333,029
Telefonica de Espana SA Ord. (a)  935,600  24,002,891
  78,624,515
SWEDEN - 5.2%
ABB AB, Series B  270,000  3,268,848
Astra AB Class A Free shares  750,900  30,718,114
Assi Doman AB Free shares  115,500  2,892,357
Electrolux AB  178,000  10,207,983
Ericsson (L.M.) Telephone Co.:
 Class B  293,700  9,282,459
  Class B ADR  90,500  3,043,063
Esselte AB Class B Free shares  165,700  3,779,923
Investor AB Class B Free shares  150,000  6,556,813
Nordbanken AB  290,700  8,928,315
SKF AB Ord.   64,900  1,406,051
Scania AB Class B  390,700  10,082,677
Skandia Foersaekrings AB  470,000  13,596,625
Svenska Cellulosa AB (SCA)
 Class B Ord.   185,100  3,962,991
Svenska Handelsbanken  291,500  8,024,163
Swedish Match Co.   3,957,000  12,909,619
Volvo AB Class B  2,034,400  51,244,885
  179,904,886
SWITZERLAND - 4.7%
ABB AG (Bearer)  1,300  1,574,288
Credit Suisse Group (Reg.)  388,950  43,803,053
Julius Baer Holding AG  10,212  12,782,320
Nestle SA (Reg.)  17,145  20,820,590
Novartis AG (Reg.)  47,108  62,064,950
Roche Holding AG participation
 certificates  2,300  19,426,730
Sulzer AG (Reg.)  4,400  3,029,851
Surveillance, Societe Generale (Bearer)  700  1,448,440
  164,950,222

 SHARES VALUE (NOTE 1)
UNITED KINGDOM - 13.9%
Asda Group PLC  5,189,700 $ 9,689,300
BAT Industries PLC Ord.   2,906,000  24,485,853
BOC Group PLC  93,900  1,440,240
Barclays PLC Ord.   432,600  8,055,680
Barratt Developments PLC  1,542,300  6,485,163
Bass PLC Ord.   461,700  5,966,577
Blue Circle Industries PLC  784,100  5,346,543
Boots Co. PLC (The) Class L  586,100  6,584,611
British Aerospace PLC  485,300  10,329,166
British Petroleum PLC:
 Ord.   1,812,146  20,829,495
  ADR  45,800  6,303,225
British Land Co. PLC, (The) Ord.   97,100  902,507
British Steel PLC Ord.   2,400,000  5,415,996
British Telecommunications PLC Ord.   1,612,500  11,832,880
Cable & Wireless PLC Ord.   627,600  4,841,089
Caradon PLC  5,112,100  20,499,750
Cookson Group PLC  7,331,500  25,828,838
Dixons Group PLC  607,017  4,981,663
English China Clay PLC  299,100  1,000,313
Glaxo Holdings PLC  1,016,400  20,016,021
Granada Group PLC  1,736,700  25,122,034
Grand Metropolitan PLC  3,203,511  26,784,636
Guinness PLC Ord.   408,000  3,378,179
HSBC Holdings PLC Ord.   59,900  1,574,439
Hays PLC  180,700  1,598,847
ICI (Imperial Chemical Industries)
 PLC Class L  243,600  2,772,347
Inchcape PLC Ord.   721,300  3,208,624
Ladbroke Group PLC Ord.   2,143,400  8,003,563
Lloyds TSB Group PLC  3,473,159  31,745,733
LucasVarity PLC  4,133,300  12,548,471
Mercury Asset Management Group PLC  147,200  3,193,957
National Grid Co. PLC  2,978,200  10,733,939
Perpetual PLC  36,900  1,576,756
Prudential Corp. PLC  821,605  7,989,916
RTZ Corp. PLC Ord.  98,400  1,565,574
Redland PLC Ord.   835,100  4,745,247
Rentokil Group PLC  5,222,000  34,250,785
Rolls Royce PLC Ord.   1,443,347  5,694,155
Rugby Group PLC  1,880,200  3,418,805
Shell Transport & Trading Co.
 PLC (Reg.)  1,438,800  25,484,580
SmithKline Beecham PLC Ord.   1,786,055  28,648,644
Thames Water PLC Ord.   276,300  3,027,868
Unigate PLC  605,500  4,571,086
Unilever PLC Ord.   490,200  12,900,562
Vodafone Group PLC  3,382,550  15,156,733
WPP Group PLC  480,900  1,959,660
  482,490,050
UNITED STATES OF AMERICA - 1.8%
Alumax, Inc. (a)  461,200  16,833,800
Aluminum Co. of America  262,500  18,342,188
D.R. Horton, Inc.   309,500  3,017,625
Hertz Corp. Class A  13,500  391,500
Jefferson Smurfit Corp. (a)  109,900  1,428,700
Kaiser Aluminum Corp. (a)  239,700  2,576,775
MCI Communications Corp.   399,700  15,238,563
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
Newmont Mining Corp.   83,800 $ 2,901,575
Silgan Holdings, Inc.   4,800  127,200
  60,857,926
TOTAL COMMON STOCKS
 (Cost $2,592,267,531)   3,001,983,242
CLOSED-END INVESTMENT COMPANIES - 0.4%
EMERGING MARKETS - 0.2%
GT Global Developing Markets Fund  350,000  4,156,250
TCW/DW Emerging Markets Opportunities
 Trust (SBI)  136,400  1,807,300
Templeton Dragon Fund, Inc.   94,900  1,399,778
  7,363,328
GERMANY - 0.2%
Emerging Germany Fund, Inc.   70,400  624,800
New Germany Fund, Inc.   355,200  5,106,000
  5,730,800
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   157,000  1,530,750
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $14,601,033)   14,624,878
PREFERRED STOCKS - 1.1%
CONVERTIBLE PREFERRED STOCKS - 0.1%
JAPAN - 0.1%
AJL participating trust (a)  131,300  2,117,213
NONCONVERTIBLE PREFERRED STOCKS - 1.0%
ITALY - 1.1%
Stet (Societa Finanziaria
 Telefonica) Spa  6,512,600  24,127,488
Telecom Italia Mobile Spa de Risp  6,809,500  12,583,865
TOTAL NONCONVERTIBLE PREFERRED STOCKS   36,711,353
TOTAL PREFERRED STOCKS
 (Cost $20,462,502)   38,828,566
CONVERTIBLE BONDS - 0.2%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT
BERMUDA - 0.2%
MBL International Finance
 of Bermuda
 3%, 11/30/02
 (Cost $9,095,888) Aa2 $ 8,031,000  8,151,465
GOVERNMENT OBLIGATIONS - 0.0%
UNITED STATES OF AMERICA - 0.0%
U.S. Treasury Bill, yield at date of
 purchase 5.27% to 5.30%,
 6/26/97 (Cost $743,615) (d)   750,000  744,210
CASH EQUIVALENTS - 12.0%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $415,476,561)   415,476,561 $ 415,476,561
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,052,647,130) $  3,479,808,922
FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
266 Nikkei 225 Stock
 Index Contracts Jun 97 $ 25,855,201 $ 868,275
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.7%
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,849,050 or 1.1% of net assets.
(d) Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $744,210.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,186,271,026 and $1,148,351,522, respectively.
The market value of futures contracts opened and closed during the period amounted to $52,452,607 and $37,606,801, respectively (see Note 2 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $2,020,000. The weighted average interest rate was 5.9%.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $359,487 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $3,053,282,418. Net unrealized appreciation aggregated $426,526,504, of which $554,894,310 related to appreciated investment securities and $128,367,806 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.5%
Basic Industries   10.3
Cash Equivalents   12.0
Construction & Real Estate   3.4
Durables   10.3
Energy   6.6
Finance   13.7
Health   7.7
Holding Companies   1.1
Industrial Machinery & Equipment   4.9
Media & Leisure   2.3
Nondurables   6.3
Precious Metals   0.5
Retail & Wholesale   3.3
Services   2.1
Technology    8.2
Transportation   0.4
Utilities   6.4
   100.0%
OVERSEAS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $3,052,647,130) - See accompanying schedule                   $ 3,479,808,922

Cash                                                                                                    4,071,952

Receivable for investments sold                                                                         38,910,789

Receivable for fund shares sold                                                                         53,922,315

Dividends receivable                                                                                    14,261,462

Interest receivable                                                                                     1,885,637

Receivable for daily variation on futures contracts                                                     467,452

Other receivables                                                                                       2,734

 TOTAL ASSETS                                                                                           3,593,331,263

LIABILITIES

Payable for investments purchased                                                       $ 87,973,159

Payable for fund shares redeemed                                                         18,908,763

Accrued management fee                                                                   2,320,483

Other payables and                                                                       964,057
accrued expenses

 TOTAL LIABILITIES                                                                                      110,166,462

NET ASSETS                                                                                             $ 3,483,164,801

Net Assets consist of:

Paid in capital                                                                                        $ 2,934,054,152

Undistributed net investment income                                                                     5,129,327

Accumulated undistributed                                                                               116,357,430
net realized gain (loss) on investments and foreign
currency transactions

Net unrealized appreciation (depreciation) on investments                                               427,623,892
and assets and liabilities in foreign currencies

NET ASSETS, for 108,626,924 shares outstanding                                                         $ 3,483,164,801

NET ASSET VALUE, offering price                                                                         $32.07
and redemption price per
share ($3,483,164,801 (divided by) 108,626,924 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 28,200,783
Dividends

Interest                                                                           9,513,109

                                                                                   37,713,892

Less foreign taxes withheld                                                        (3,162,599
                                                                                  )

 TOTAL INCOME                                                                      34,551,293

EXPENSES

Management fee                                                     $ 12,049,755
Basic fee

 Performance adjustment                                             682,992

Transfer agent fees                                                 4,282,453

Accounting fees and expenses                                        402,668

Non-interested trustees' compensation                               14,551

Custodian fees and expenses                                         786,281

Registration fees                                                   65,348

Audit                                                               51,958

Legal                                                               20,371

Interest                                                            999

Miscellaneous                                                       14,247

 Total expenses before reductions                                   18,371,623

 Expense reductions                                                 (331,750       18,039,873
                                                                   )

NET INVESTMENT INCOME                                                              16,511,420

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              121,896,157

 Foreign currency transactions                                      (84,403
                                                                   )

 Futures contracts                                                  (3,403,879     118,407,875
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              172,107,248

 Assets and liabilities in                                          (420,863
 foreign currencies                                                )

 Futures contracts                                                  1,351,324      173,037,709

NET GAIN (LOSS)                                                                    291,445,584

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 307,957,004

OTHER INFORMATION                                                                 $ 184,387
Expense reductions
Directed brokerage arrangements

 Transfer agent interest credits                                                   147,363

                                                                                  $ 331,750


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                             SIX MONTHS ENDED   YEAR ENDED
                                                                                              APRIL 30, 1997     OCTOBER 31,
                                                                                              (UNAUDITED)        1996

Operations                                                                                    $ 16,511,420       $ 48,199,048
Net investment income

 Net realized gain (loss)                                                                      118,407,875        208,828,408

 Change in net unrealized appreciation (depreciation)                                          173,037,709        20,311,637

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               307,957,004        277,339,093

Distributions to shareholders                                                                  (36,606,423)       (27,336,910)
From net investment income

 From net realized gain                                                                        (161,277,731)      (28,141,138)

 TOTAL DISTRIBUTIONS                                                                           (197,884,154)      (55,478,048)

Share transactions                                                                             1,629,513,793      2,267,210,371
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 192,005,721        53,404,640

 Cost of shares redeemed                                                                       (1,563,053,048)    (1,704,156,879)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       258,466,466        616,458,132

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      368,539,316        838,319,177

NET ASSETS

 Beginning of period                                                                           3,114,625,485      2,276,306,308

 End of period (including undistributed net investment income of $5,129,327 and $35,462,219,  $ 3,483,164,801    $ 3,114,625,485
respectively)

OTHER INFORMATION
Shares

 Sold                                                                                          52,015,368         75,173,719

 Issued in reinvestment of distributions                                                       6,343,102          1,869,255

 Redeemed                                                                                      (49,936,065)       (56,502,435)

 Net increase (decrease)                                                                       8,422,405          20,540,539



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                SIX MONTHS       YEARS ENDED OCTOBER 31,
                                                ENDED
                                                APRIL 30, 1997

SELECTED PER-SHARE DATA                         (UNAUDITED)   1996           1995          1994 H        1993          1992

Net asset value, beginning of period             $ 31.08       $ 28.57       $ 29.17       $ 27.16       $ 21.96       $ 26.92

Income from Investment Operations

 Net investment income                           .16 F         .48 J         .31           .18           .27           .46

 Net realized and unrealized gain (loss)         2.83          2.72          (.44)         2.26          7.40          (3.82)

 Total from investment operations                2.99          3.20          (.13)         2.44          7.67          (3.36)



Less Distributions

 From net investment income                      (.37)         (.34)         (.02)         (.15)         (.37)         (.44)

 In excess of net investment income              -             -             -             (.17)         -             -

 From net realized gain                          (1.63)        (.35)         (.45)         (.11)         (2.10) E      (1.16)

 Total distributions                             (2.00)        (.69)         (.47)         (.43)         (2.47)        (1.60)

Net asset value, end of period                   $ 32.07       $ 31.08       $ 28.57       $ 29.17       $ 27.16       $ 21.96

TOTAL RETURN B, C                                10.00%        11.41%        (.34)         9.13%         39.01%        (13.05)%
                                                                             %             D             D             D

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 3,483,165   $ 3,114,625   $ 2,276,306   $ 2,283,211   $ 1,490,666   $ 801,845

Ratio of expenses to average net assets          1.17% A       1.14%         1.05%         1.24%         1.27%         1.52%

Ratio of expenses to average net assets after
expense                                          1.15% A,      1.12%         1.05%         1.24%         1.27%         1.52%
reductions                                       G            G

Ratio of net investment income to average net
assets                                           1.05% A       1.74%         1.78%         .90%          1.00%         1.78%

Portfolio turnover rate                          81% A         82%           49%           49%           64%           122%

Average commission rate I                        $ .0208       $ .0134

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF
NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED. D TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. E INCLUDES
AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY
RELATED TRANSACTIONS TAXABLE AS ORDINARY
INCOME. F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. G FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H EFFECTIVE NOVEMBER 1,
1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION,
DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL
DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT
INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES. I FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER J INVESTMENT INCOME PER
SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO AB WHICH AMOUNTED
TO $.08 PER SHARE.


WORLDWIDE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. Prior to July 1, 1995, the fund imposed a 3% sales charge. If this sales charge were taken into account, total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6   PAST 1   PAST 5   LIFE OF
APRIL 30, 1997               MONTHS   YEAR     YEARS    FUND

WORLDWIDE                    7.71%    11.61%   83.40%   86.90%

Morgan Stanley Capital       7.56%    10.34%   85.92%   82.84%
 International World Index

Global Funds Average         6.83%    8.81%    75.21%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 30, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 181 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5   LIFE OF
APRIL 30, 1997               YEAR     YEARS    FUND

WORLDWIDE                    11.61%   12.90%   9.45%

Morgan Stanley Capital       10.34%   13.21%   9.10%
 International World Index

Global Funds Average         8.81%    11.71%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Worldwide Fund              MS World Index (Net)
             00318                       MS004
  1990/05/30      10000.00                    10000.00
  1990/05/31      10030.00                    10038.61
  1990/06/30      10290.00                     9964.14
  1990/07/31      10570.00                    10051.93
  1990/08/31       9380.00                     9108.00
  1990/09/30       8450.00                     8144.51
  1990/10/31       8950.00                     8901.68
  1990/11/30       8950.00                     8752.34
  1990/12/31       8898.23                     8932.45
  1991/01/31       9150.44                     9255.96
  1991/02/28       9654.88                    10109.62
  1991/03/31       9321.95                     9808.57
  1991/04/30       9412.75                     9882.21
  1991/05/31       9483.37                    10103.10
  1991/06/30       8807.43                     9476.34
  1991/07/31       9352.22                     9920.84
  1991/08/31       9493.46                     9886.25
  1991/09/30       9654.88                    10142.44
  1991/10/31       9695.23                    10303.82
  1991/11/30       9180.71                     9851.69
  1991/12/31       9599.06                    10565.69
  1992/01/31       9701.07                    10366.97
  1992/02/29       9996.89                    10184.99
  1992/03/31       9762.27                     9702.08
  1992/04/30      10190.71                     9834.16
  1992/05/31      10619.15                    10222.20
  1992/06/30      10251.92                     9876.60
  1992/07/31      10149.91                     9898.58
  1992/08/31      10007.10                    10136.03
  1992/09/30      10007.10                    10039.86
  1992/10/31       9823.48                     9764.70
  1992/11/30       9976.49                     9936.32
  1992/12/31      10194.86                    10013.50
  1993/01/31      10530.15                    10043.98
  1993/02/28      10781.62                    10278.91
  1993/03/31      11399.81                    10871.83
  1993/04/30      11682.71                    11372.70
  1993/05/31      12049.43                    11631.78
  1993/06/30      11923.70                    11531.21
  1993/07/31      12185.64                    11765.78
  1993/08/31      12950.52                    12302.20
  1993/09/30      12814.31                    12071.96
  1993/10/31      13369.63                    12401.72
  1993/11/30      13128.64                    11697.27
  1993/12/31      13920.64                    12266.78
  1994/01/31      14914.21                    13072.98
  1994/02/28      14689.86                    12900.91
  1994/03/31      14134.32                    12341.84
  1994/04/30      14625.76                    12720.47
  1994/05/31      14604.39                    12750.32
  1994/06/30      14305.25                    12711.99
  1994/07/31      14743.28                    12950.75
  1994/08/31      14989.00                    13337.82
  1994/09/30      14700.54                    12984.42
  1994/10/31      14914.21                    13350.78
  1994/11/30      14401.40                    12768.79
  1994/12/31      14332.82                    12889.44
  1995/01/31      14253.69                    12692.88
  1995/02/28      14423.25                    12874.84
  1995/03/31      14502.37                    13492.27
  1995/04/30      14864.08                    13959.36
  1995/05/31      15011.03                    14075.61
  1995/06/30      15214.49                    14068.12
  1995/07/31      15836.18                    14768.84
  1995/08/31      15440.56                    14436.63
  1995/09/30      15587.50                    14854.00
  1995/10/31      15056.24                    14616.93
  1995/11/30      15101.46                    15121.27
  1995/12/31      15363.09                    15560.18
  1996/01/31      15786.03                    15838.45
  1996/02/29      15991.79                    15931.65
  1996/03/31      16266.13                    16193.46
  1996/04/30      16746.23                    16570.92
  1996/05/31      17043.43                    16581.92
  1996/06/30      17032.00                    16662.44
  1996/07/31      16414.73                    16070.23
  1996/08/31      16849.10                    16251.61
  1996/09/30      17169.17                    16884.55
  1996/10/31      17352.06                    16999.07
  1996/11/30      18152.22                    17948.32
  1996/12/31      18239.31                    17657.51
  1997/01/31      18464.49                    17867.00
  1997/02/28      18974.10                    18069.15
  1997/03/31      18725.22                    17708.37
  1997/04/30      18689.67                    18283.83
Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on May 30, 1990, when the fund started. As the chart shows, by April 30, 1997, the value of the investment would have grown to $18,690 - an 86.90% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,284 - an 82.84% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
WORLDWIDE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Penny Dobkin, Portfolio Manager of Fidelity Worldwide
Fund
Q. PENNY, HOW DID THE FUND PERFORM?
A. Quite well. For the six-month and one-year periods ending April 30, 1997, the fund returned 7.71% and 11.61%, respectively. The global funds average tracked by Lipper Analytical Services returned 6.83% and 8.81% over the same periods, while the Morgan Stanley Capital International World Index returned 7.56% for the past six months and 10.34% over the past year.
Q. WHY DID THE FUND BEAT THE INDEX OVER THE PAST SIX MONTHS?
A. There were a number of reasons. Compared to the index, the fund was overweighted in selected European countries - which did very well - while it was underweighted in the poorly performing Japanese market. The fund also avoided most Southeast Asian markets, where many countries' economies were overheated. In addition, the fund benefited from investing in a number of European initial public offerings (IPOs) and from solid individual stock selection.
Q. LET'S DISCUSS THE FUND'S POSITION IN EUROPE. WHAT COUNTRIES WERE YOU OVERWEIGHTED IN DURING THE PERIOD?
A. Over the period, the fund invested heavily in Finland, Spain, the Netherlands and Switzerland. All of these countries outperformed the world index, and I chose individual stocks that outperformed others in their respective countries. Some companies that turned in excellent results over the past six months were the Spanish Bank BBV and Finnish paper and forest products company UPM-Kymmene. Elsewhere in Europe, many companies continued to restructure to improve profitability and focus on shareholder concerns. Good examples are two of the fund's top 10 stocks, Swiss bank Julius Baer and United Kingdom-based Unilever, one of the world's largest consumer products companies. Both of these companies benefited from management actions to improve profitability. Julius Baer also benefited from a strong European banking sector during the past six months.
Q. CLEARLY EUROPE LOOKED MUCH BETTER THAN JAPAN AND SOUTHEAST ASIA. HOW WOULD YOU DESCRIBE THE FUND'S POSITION IN THE FAR EAST?
A. First, as I noted, the fund was underweighted compared to the index in Japan - Japanese investments made up about 10% of the fund, compared to about 17% of the world index. The fund held what is called a "Blue Chip Export Package" of companies, which included Honda - the fund's top holding
- Canon and Nintendo. All of these companies had good fundamentals and benefited from the strong dollar and weak yen, which resulted in their products being less expensive and in higher demand in the United States and other major international markets. While holding these particular companies helped the fund, I do wish that I had been even more underweighted in Japan, especially in smaller and non-export companies. I underestimated how long the Japanese economy would stagnate, and the fund was somewhat hurt by the size of my position there.
Q. AND SOUTHEAST ASIA?
A. In terms of Southeast Asia, especially Thailand, Singapore and Malaysia, these countries have been suffering for some time from overheated business conditions. So I chose to avoid most of the region over the six-month period. The one market in the region that I was comfortable with was Hong Kong because I was not concerned about how its upcoming transfer from the U.K. to China would affect the Hong Kong economy. However, while some investors are worried that property prices could drop, I still think Hong Kong looks good, mostly because I expect the demand for residential property to outstrip supply until at least 1999.
Q. WHAT ROLE DID IPOS PLAY IN THE FUND'S RETURNS OVER THE PERIOD?
A. As I mentioned in the last report to shareholders, IPOs of private sector companies are a relatively new vehicle in overseas markets, and many of them are attractively priced when you compare them to North American IPOs. During the six-month period, I focused largely on European IPOs. Some that turned out to be strong performers were Railtrack, a U.K railway company; Pliva, a Croatian pharmaceutical company with significant international sales; and the Danish apparel company Carli Gry International. During the period, I also looked for IPOs in Latin America, but almost none were completed. This is the one region in the world that desperately needs more equity offerings because there are few public companies outside the financial and utilities sectors.
Q. WE'VE ALREADY TALKED ABOUT SEVERAL OF THE FUND'S TOP 10 HOLDINGS, SUCH AS HONDA. LET'S DISCUSS SOME OF YOUR OTHER LARGE HOLDINGS . . .
A. Sure. Philip Morris remained a very solidly performing holding and benefited from restructuring over the period. As of the end of the period, I believe it could continue to be a strong performer going forward even if tobacco companies are required to pay generous settlements in ongoing U.S. tobacco litigation. That's because its stock is undervalued versus other companies with global brand names so that a settlement would probably not affect the share price beyond the very short term. Another winner was Sulzer AG. At the end of the period, its stock was worth 30% to 40% more than the share price using comparable valuations for its medical device business to be spun off this year.
Q. DID YOU HAVE ANY REGRETS OVER THE PERIOD?
A. Yes. I already mentioned that I regretted having 10% of the fund invested in Japan over the past six months. In retrospect, I also wish that I had fully appreciated how the privatization of Brazilian electric utilities would affect those stocks, which turned out to be surprisingly strong performers.
Q. PENNY, WHAT'S YOUR OUTLOOK GOING FORWARD?
A. What happens in world equity markets in the near future is dependent on where medium- and long-term interest rates go. Overall, I don't think we'll see much in terms of broad market movement, and I suspect it will very much be a stock selector's market over the next six months or so. In terms of specific markets, I think Hong Kong will rebound and provide some very interesting investment opportunities going forward. However, it's likely that I will continue to avoid most other Southeast Asian countries. Japan's domestic economy should strengthen within the next several months, and domestic stocks could outperform the exporters if the yen/dollar relationship stabilizes. Europe still looks solid, but I am concerned that the new Labor government in the U.K. may raise corporate taxes to fund social programs and am therefore less interested in the U.K. market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in common stocks from around the world
FUND NUMBER: 318
TRADING SYMBOL: FWWFX
START DATE: May 30, 1990
SIZE: as of April 30, 1997, more than
$1.0 billion
MANAGER: Penelope Dobkin, since inception;
manager, Fidelity Europe Fund, 1986-1990;
Fidelity United Kingdom Fund, 1987-1989;
Fidelity Select Financial Services Portfolio,
1983-1986; joined Fidelity in 1980
(checkmark)
PENNY DOBKIN ON THE FUND'S HOLDINGS IN THE UNITED
STATES:
"When investors look at the Geographic
Diversification pie chart on the following page, they are sometimes struck by the fairly large portion of the pie that the fund has invested in the United
States although this truly is a worldwide fund.
 "In reality, however, the fund actually is underweighted compared to the Morgan Stanley
Capital International World Index in terms of U.S.
equities. Over the period, investments in the United States made up about 20% of the fund's holdings (the number on the pie chart appears larger because the fund's cash holdings also fall under the U.S. category). This compares to about 45% of the index in U.S. holdings.
 "I always have believed that there are better investment opportunities outside than inside the United States, especially through careful stock picking. That's because it's easier to anticipate movements in many international markets because they follow the United States' lead. The U.S.
economy is often the first to grow and the first to increase short-term interest rates, while many other economies are in the later phases of the same pattern. Still, my focus on overseas companies doesn't always work, especially when the U.S.
market is extremely strong, as it was in 1995. But it has looked good so far in 1997."
WORLDWIDE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
Canada 6.0%
Row: 1, Col: 1, Value: 34.0
Row: 1, Col: 2, Value: 4.1
Row: 1, Col: 3, Value: 4.2
Row: 1, Col: 4, Value: 4.4
Row: 1, Col: 5, Value: 19.5
Row: 1, Col: 6, Value: 5.8
Row: 1, Col: 7, Value: 10.0
Row: 1, Col: 8, Value: 3.1
Row: 1, Col: 9, Value: 8.9
Row: 1, Col: 10, Value: 6.0
United States 34.0%
France 8.9%
Hong Kong 3.1%
Japan 10.0%
Netherlands 5.8%
United
Kingdom 4.1%
Switzerland 4.2%
Spain 4.4%
Other 19.5%
AS OF OCTOBER 31, 1996
Canada 7.1%
Row: 1, Col: 1, Value: 27.0
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 3.6
Row: 1, Col: 4, Value: 5.1
Row: 1, Col: 5, Value: 25.0
Row: 1, Col: 6, Value: 6.0
Row: 1, Col: 7, Value: 12.4
Row: 1, Col: 8, Value: 4.6
Row: 1, Col: 9, Value: 4.5
Row: 1, Col: 10, Value: 7.1
Finland 4.5%
United States 27.0%
France 4.6%
Japan 12.4%
United
Kingdom 4.7%
Netherlands  6.0%
Switzerland 3.6%
Spain 5.1%
Other 25.0%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   85.3          92.6

Bonds                    0.0           0.7

Short-term investments   14.7          6.7

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       IN THESE
                                                       STOCKS
                                                       6 MONTHS AGO

Honda Motor Co. Ltd                      1.4           1.5
(Japan, Autos, Tires, & Accessories)

BCE, Inc                                 1.3           1.6
(Canada, Telephone Services)

Sulzer AG (Reg.)                         1.3           0.0
(Switzerland, Industrial Machinery &
 Equipment)

Falconbridge Ltd.                        1.3           0.6
(Canada, Metals & Mining)

Philips Electronics NV (Bearer)          1.2           0.0
(Netherlands, Consumer Electronics)

Unilever PLC Ord.                        1.2           1.2
(United Kindom, Household Products)

Julius Baer Holding AG                   1.1           1.3
(Switzerland, Banks)

Philip Morris Companies, Inc.            1.1           1.2
(United States of America, Tobacco)

Alcatel Alsthom Compagnie Generale       1.0           0.0
 d'Electricite SA sponsored ADR
(France, Electrical Equipment)

Koninklijke KNP BT NV                    1.0           0.0
(Netherlands, Paper & Forest Products)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Finance                            13.6          14.7

Basic Industries                   12.9          10.2

Construction & Real Estate         8.0           10.0

Retail & Wholesale                 7.9           9.6

Industrial Machinery & Equipment   7.4           4.9

Durables                           7.3           13.4

Technology                         5.9           5.3

Nondurables                        5.4           7.5

Utilities                          4.9           5.2

Media & Leisure                    3.3           2.4

WORLDWIDE
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.7%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 2.4%
Aristocrat Leisure Ltd.   912,300 $ 1,909,639
Boral Ltd. Ord.   1,150,000  3,395,224
CSR Ltd.   2,063,735  7,640,312
Capral Aluminum Ltd.   727,000  2,657,413
Comalco Ltd.   930,000  4,721,447
Reinsurance Australia Corp. Ltd.   1,326,392  4,102,475
  24,426,510
AUSTRIA - 0.7%
Voest-Alpine Stahl AG  172,000  6,788,824
BELGIUM - 0.1%
Credit Communal
 Holding/Dexia (c)  14,000  1,391,806
BERMUDA - 0.3%
Terra Nova Holdings Ltd.   174,300  3,268,125
BRAZIL - 0.4%
Telesp PN (Pfd. Reg.)  16,000,000  4,543,702
CANADA - 6.0%
Alcan Aluminium Ltd.   65,000  2,204,730
BCE, Inc.   284,000  13,291,066
Brascan Ltd. Class A  216,600  5,254,385
Canadian Imperial Bank of Commerce  349,600  8,030,455
Canwest Global Communications
 Corp. (non-vtg.)  441,000  5,995,921
Falconbridge Ltd.   620,000  12,866,292
Imasco Ltd.   300,000  8,168,450
Inco Ltd.   175,000  5,603,957
  61,415,256
CHINA (PEOPLES REPUBLIC) - 0.1%
Beijing Datang Power Class H (c)  1,962,000  1,019,435
CROATIA - 0.4%
Pliva D.D. GDR (a)(c)  278,360  4,425,924
DENMARK - 1.2%
Carli Gry International AS (Reg.)  30,000  1,506,851
East Asiatic Co. Ltd. (The) (a)  175,000  4,647,263
Syd-Sonderjylland Holding  130,000  6,075,965
  12,230,079
FINLAND - 1.8%
Enso OY Class R  450,000  3,721,977
Huhtamaki Ord.   85,000  3,686,873
KCI (Konecranes International) (c)  140,550  5,406,965
Merita Ltd. Class A  500,000  1,625,359
Rauma OY  4,455  91,690
UPM-Kymmene Corp.   160,000  3,662,348
  18,195,212
FRANCE - 8.9%
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  64,500  7,174,958
Alcatel Alsthom Compagnie
 Generale d'Electricite SA
 sponsored ADR  468,900  10,433,025
Bail Investissement SA  31,300  4,383,100
Bouygues Offshore SA sponsored ADR  219,500  2,743,750
Carbonne-Lorraine (LE)  23,200  5,507,477
Compagnie des Machines Bull SA  200,000  1,712,302
Credit Local de France SA  92,000  8,515,233
Eramet SA  128,374  6,491,037

 SHARES VALUE (NOTE 1)
Galeries Lafayette SA (a)  13,000 $ 5,214,038
Klepierre SA  45,838  6,371,790
Lyonnaise des Eaux Dumez SA  52,000  4,706,003
Metaleurop SA (a)  522,669  6,271,043
Metaleurop SA (warrants) (a)  149,334  243,163
Pechiney SA Class A  187,076  6,990,199
Rhone Poulenc SA Class A  265,000  8,916,227
Unibail  57,000  5,519,990
  91,193,335
GERMANY - 0.1%
BHW Holding AG (c)  28,000  469,079
HONG KONG - 3.1%
Amoy Properties Ltd.   3,206,000  3,166,062
Great Eagle Holdings Ltd.   1,149,014  3,433,767
Hong Kong Land Holdings Ltd.   1,279,000  2,660,320
Jardine Matheson Holdings Ltd. Ord.   607,800  3,342,900
Jardine Strategic Holdings Ltd. Ord.   1,493,000  5,076,200
Jardine Strategic Holdings Ltd. Ord.
 Put Warrants $3.80 Strike Price, 7/7/97  74,650  25,381
Kumagai Gumi  5,002,000  5,423,972
Liu Chong Hing Bank Ltd.   1,140,000  2,097,076
Sime Darby Hongkong Ltd.   5,108,000  5,505,945
Wing Hang Bank Ltd.   264,000  964,461
  31,696,084
INDONESIA - 0.9%
PT Alumindo Light Metal TBK Class L (a)  950,000  439,815
PT Tambang Timah GDR unit  85,000  1,307,300
PT Indosat Class B (For. Reg.)  900,000  2,481,484
Putra Surya Multidana PT (For. Reg.)  4,521,500  5,116,929
  9,345,528
IRELAND - 0.6%
Anglo-Irish Bank Corp. PLC  2,400,000  3,000,228
IONA Technologies PLC sponsored ADR  55,500  804,750
Woodchester Investments PLC Unit  538,440  2,360,225
  6,165,203
ITALY - 1.1%
Credito Italiano Ord.   4,003,100  5,617,273
Telecom Italia Spa  2,106,200  5,579,847
  11,197,120
JAPAN - 10.0%
Amway Japan Ltd.   94,500  2,878,626
Canon, Inc.   284,000  6,728,640
Daiwa Securities Co. Ltd.   625,000  4,156,992
Deo Deo Corp.   66,100  1,061,388
Daito Trust Construction Co.   551,000  5,551,419
Fuji Photo Film Co. Ltd.   80,000  3,054,036
Fujitsu Ltd.   309,000  3,210,516
Fuji Machine Manufacturing Co.
 Ltd. Ord.   183,000  5,156,756
Hanshin Department Store Ltd.   666,000  3,024,771
Honda Motor Co. Ltd.   474,000  14,699,989
Meiden Engineering Co. Ltd.   81,000  575,088
Matsuya Co. Ltd.   251,000  1,165,650
Minolta Camera Co. Ltd.   859,000  5,355,016
Nikko Securities Co. Ltd.   740,000  4,123,893
Nikku Sangyo Co. Ltd.   81,000  599,315
Nintendo Co. Ltd. Ord.   81,300  5,938,557
Nomura Securities Co. Ltd.   581,000  6,493,920
Nippon Thompson Co. Ltd.   262,000  1,763,234
Nippon Zeon Co. Ltd.   373,000  1,702,861
Obayashi Corp.   459,000  2,326,703
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Omron Corp.   185,000 $ 3,494,825
Sakura Bank Ltd.   415,000  2,191,861
Sakai Chemical Industry Co. Ltd.   459,000  1,651,092
Sumitomo Realty & Development
 Co. Ltd.   480,000  3,404,148
THK Co. Ltd.   636,100  7,360,125
Tokyo Nissan Auto Sales Co. Ltd. (a)  85,000  267,622
Yamaichi Securities Co. Ltd.   1,589,000  4,152,450
  102,089,493
MEXICO - 2.7%
Acer Computec Latino America sponsored
 ADR  (a)(c)  325,000  5,240,625
BANACCI SA de CV Class B (a)  2,190,000  4,688,528
Cemex SA Class B sponsored ADR  600,000  4,350,000
Controladora Comercial Mexicana SA
 de CV GDR  217,000  3,309,250
Grupo Financiero Bancomer SA de CV
 sponsored ADR, Series C (a)(c)   1,429,000  9,645,750
  27,234,153
NETHERLANDS - 5.6%
AKZO Nobel NV  69,400  8,944,723
BAM Groep NV (a)  25,745  1,610,178
KBB NV Ord.   71,625  4,726,084
Koninklijke KNP BT NV  525,000  10,351,999
New Holland NV (a)  420,000  9,292,500
Philips Electronics NV  60,000  3,210,000
Philips Electronics NV (Bearer)  242,500  12,663,868
Samas-Groep NV  93,613  3,624,442
Volker Stevin NV  30,000  3,412,154
  57,835,948
NORWAY - 0.8%
Elkem ASA  431,200  8,265,060
PANAMA - 0.5%
McDermott (J. Ray) SA  316,000  5,411,500
PHILIPPINES - 0.3%
Benpress Holdings Corp. GDR (a)  469,800  3,429,540
RUSSIA - 0.3%
Tatneft AO sponsored ADR (a)(c)  35,500  2,627,000
Vimpel Communications
 sponsored ADR (a)  17,600  532,400
  3,159,400
SOUTH AFRICA - 0.4%
Gencor Ltd. (Reg.)  1,000,000  4,204,137
SPAIN - 4.4%
Banco Bilbao Vizcaya SA Ord. (Reg.)  64,600  4,354,609
Banco de Santander SA Ord. (Reg.)  94,587  7,127,638
Banco De Valencia SA (Reg.)  257,400  4,760,952
Catalana Occidente SA  88,500  4,656,140
Cristaleria Espanola SA  100,400  7,703,237
Cubiertas y MZOV SA  54,300  5,468,128
Compania Espanola de Petroleos SA  50,000  1,591,026
FOCSA (Fomento Construcciones y
 Contratas SA)  91,900  8,964,932
  44,626,662
SWEDEN - 1.7%
Assi Doman AB Free shares  105,800  2,649,449
Catena AB Class A Free shares  275,000  3,329,383

 SHARES VALUE (NOTE 1)
Forcenergy AB Class B Free shares  619,500 $ 6,829,121
Rottneros Bruk AB Free shares  1,850,000  2,051,155
Svenska Cellulosa AB (SCA)
 Class B Ord.   140,000  2,997,400
  17,856,508
SWITZERLAND - 4.2%
Credit Suisse Group (Reg.)  26,650  3,001,289
Julius Baer Holding AG  9,100  11,390,434
Schindler Holding AG (Reg.)  2,800  3,324,288
SIG AG (Reg.)  3,800  5,130,258
Sulzer AG (Reg.)  18,800  12,945,726
Swisslog Holding AG (Reg.) (a)  10,150  3,739,111
Valora Holding AG  16,900  3,691,859
Von Moos Holdings AG (Reg.) (a)  18,050  175,112
  43,398,077
TURKEY - 0.6%
Dogan Sirketler Grubu Holdings AS  138,000,000  3,359,030
Eregli Demir Celik  28,000,000  2,736,496
  6,095,526
UNITED KINGDOM - 4.1%
Doncasters PLC sponsored ADR  181,700  4,088,250
Grand Metropolitan PLC  960,000  8,026,584
House of Fraser PLC Class L  1,300,000  3,587,935
Monument Oil and Gas PLC Class L (a)  1,562,900  2,232,884
Somerfield PLC  1,970,000  5,756,931
Unilever PLC Ord.   480,000  12,632,129
Unichem PLC  1,373,600  5,842,704
  42,167,417
UNITED STATES OF AMERICA - 19.0%
AccuStaff, Inc. (a)  260,000  4,745,000
Alaska Air Group, Inc. (a)  150,000  3,731,250
Alliant Techsystems, Inc. (a)   80,000  3,350,000
Alumax, Inc. (a)  182,300  6,653,950
Aluminum Co. of America  30,000  2,096,250
America West Holding Corp. Class B (a)  300,000  4,612,500
ASA Holdings, Inc.   120,000  2,550,000
BJ Services Co. (a)  30,239  1,425,013
Boise Cascade Corp.   90,000  2,992,500
Carson Pirie Scott & Co. (a)  64,300  1,912,925
Chesapeake Corp.   135,000  4,606,875
Circus Circus Enterprises, Inc. (a)  155,000  3,739,375
Consolidated Stores Corp. (a)  137,500  5,500,000
Cummins Engine Co., Inc.   38,500  2,160,813
Data General Corp. (a)  380,300  7,130,625
Dayton Hudson Corp.   122,700  5,521,500
Dillard Department Stores, Inc.
 Class A  125,000  3,859,375
Donnkenny, Inc. (a)  319,000  1,136,438
Federated Department Stores,
 Inc. (a)  140,000  4,760,000
Forcenergy Gas Exploration, Inc. (a)  102,500  3,177,500
Furniture Brands International, Inc. (a)  350,000  5,162,500
Gibson Greetings, Inc. (a)  248,900  5,102,450
Hertz Corp. Class A  4,000  116,000
ITT Corp. (a)  120,000  7,110,000
Integrated Device Technology, Inc. (a)  300,000  3,525,000
International Business Machines Corp.  35,700  5,738,775
Kaiser Aluminum Corp. (a)  109,400  1,176,050
Louisiana-Pacific Corp.   120,000  2,235,000
MCI Communications Corp.   130,000  4,956,250
Maxim Group, Inc. (a)  255,000  2,518,125
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
Meyer (Fred), Inc. (a)  150,000 $ 6,168,750
Mirage Resorts, Inc.   250,000  5,031,250
Modine Manufacturing Co.   139,200  3,723,600
Payless ShoeSource, Inc. (a)  125,000  5,312,500
Philip Morris Companies, Inc.   279,000  10,985,625
Premark International, Inc.   100,000  2,450,000
President Riverboat Casinos, Inc. (a)  89,000  55,625
Providian Corp.   70,000  4,042,500
Quantum Corp. (a)  150,000  6,253,125
RJR Nabisco Holdings Corp.   193,840  5,766,740
Reebok International Ltd.   60,000  2,295,000
Sears, Roebuck & Co.   65,500  3,144,000
Sodak Gaming, Inc. (a)  120,000  1,410,000
Talbots, Inc.   190,000  5,130,000
Telespectrum Worldwide, Inc. (a)  27,800  288,425
Texas Instruments, Inc.   50,000  4,462,500
Thomas & Betts Corp.   82,628  3,749,246
Toys "R" Us, Inc. (a)  238,600  6,800,100
UNUM Corp.   29,800  2,294,600
U.S. Office Products Co. (a)  110,500  2,817,750
  195,483,375
TOTAL COMMON STOCKS
 (Cost $768,418,493)   849,028,018
PREFERRED STOCKS - 2.6%
CONVERTIBLE PREFERRED STOCKS - 0.5%
NETHERLANDS - 0.2%
Samas-Groep NV  59,306  2,497,159
UNITED STATES OF AMERICA - 0.3%
Unisys Corp. $3.75, Series A   84,200  3,010,150
TOTAL CONVERTIBLE PREFERRED STOCKS   5,507,309
NONCONVERTIBLE PREFERRED STOCKS - 2.1%
GERMANY - 0.9%
Berentzen-Gruppe AG  128,800  3,645,880
Escada AG (non-vtg.)  34,690  5,591,121
  9,237,001
ITALY - 1.2%
Telecom Italia:
 Ord.   3,200,000  6,930,943
 Mobile Spa de Risp  2,800,000  5,174,362
  12,105,305
TOTAL NONCONVERTIBLE PREFERRED STOCKS   21,342,306
TOTAL PREFERRED STOCKS
 (Cost $23,434,021)   26,849,615
CASH EQUIVALENTS - 14.7%
Taxable Central Cash Fund (b)
 (Cost $150,717,794)   150,717,794  150,717,794
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $942,570,308)  $ 1,026,595,427
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $30,226,584 or 3.0% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $407,875,232 and $404,834,965, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $140,782 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $942,810,486. Net unrealized appreciation aggregated $83,784,941, of which $133,712,312 related to appreciated investment securities and $49,927,371 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.7%
Basic Industries   12.9
Cash Equivalents   14.7
Construction & Real Estate   8.0
Durables   7.3
Energy   1.7
Finance   13.6
Health   1.9
Holding Companies   2.3
Industrial Machinery & Equipment   7.4
Media & Leisure   3.3
Nondurables   5.4
Retail & Wholesale   7.9
Services   0.5
Technology    5.9
Transportation   1.6
Utilities   4.9
    100.0%
WORLDWIDE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $942,570,308) - See accompanying schedule                   $ 1,026,595,427

Receivable for investments sold                                                                       267,883

Receivable for fund shares sold                                                                       6,373,319

Dividends receivable                                                                                  2,832,058

Interest receivable                                                                                   586,823

Other receivables                                                                                     69,433

 TOTAL ASSETS                                                                                         1,036,724,943

LIABILITIES

Payable for investments purchased                                                     $ 13,469,890

Payable for fund shares redeemed                                                       2,928,657

Accrued management fee                                                                 615,272

Other payables and accrued expenses                                                    367,284

 TOTAL LIABILITIES                                                                                    17,381,103

NET ASSETS                                                                                           $ 1,019,343,840

Net Assets consist of:

Paid in capital                                                                                      $ 869,805,748

Undistributed net investment income                                                                   3,084,443

Accumulated undistributed net realized gain (loss) on investments and foreign                         62,518,397
currency transactions

Net unrealized appreciation (depreciation) on investments                                             83,935,252
and assets and liabilities in foreign currencies

NET ASSETS, for 64,625,737                                                                           $ 1,019,343,840
shares outstanding

NET ASSET VALUE, offering price                                                                       $15.77
and redemption price per
share ($1,019,343,840 (divided by) 64,625,737 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 9,183,247
Dividends

Interest                                                                          2,009,831

                                                                                  11,193,078

Less foreign taxes withheld                                                       (923,715
                                                                                 )

 TOTAL INCOME                                                                     10,269,363

EXPENSES

Management fee                                                     $ 3,571,495

Transfer agent fees                                                 1,426,408

Accounting fees and expenses                                        272,915

Non-interested trustees' compensation                               5,862

Custodian fees and expenses                                         242,666

Registration fees                                                   54,105

Audit                                                               37,014

Legal                                                               6,328

Miscellaneous                                                       18,941

 Total expenses before reductions                                   5,635,734

 Expense reductions                                                 (95,434       5,540,300
                                                                   )

NET INVESTMENT INCOME                                                             4,729,063

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              62,927,257

 Foreign currency transactions                                      4,296         62,931,553

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              990,806

 Assets and liabilities in                                          (84,621       906,185
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   63,837,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 68,566,801

OTHER INFORMATION                                                                $ 61,136
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       5,631

 Transfer agent interest credits                                                  28,667

                                                                                 $ 95,434


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS ENDED   YEAR ENDED
                                    APRIL 30, 1997     OCTOBER 31,
                                    (UNAUDITED)        1996


Operations                                                                                      $ 4,729,063       $ 13,034,296
Net investment income

 Net realized gain (loss)                                                                        62,931,553        28,773,100

 Change in net unrealized appreciation (depreciation)                                            906,185           64,176,063

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 68,566,801        105,983,459

Distributions to shareholders                                                                    (9,778,435)       (7,253,442)
From net investment income

 From net realized gain                                                                          (21,857,649)      -

 TOTAL DISTRIBUTIONS                                                                             (31,636,084)      (7,253,442)

Share transactions                                                                               655,124,032       826,965,537
Net proceeds from sales of shares

 Reinvestment of distributions                                                                   31,098,484        7,084,969

 Cost of shares redeemed                                                                         (581,027,448)     (714,607,691)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         105,195,068       119,442,815

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        142,125,785       218,172,832

NET ASSETS

 Beginning of period                                                                             877,218,055       659,045,223

 End of period (including undistributed net investment income of $3,084,443 and $10,438,333,    $ 1,019,343,840   $ 877,218,055
respectively)

OTHER INFORMATION
Shares

 Sold                                                                                            41,826,496        57,492,786

 Issued in reinvestment of distributions                                                         2,080,166         532,304

 Redeemed                                                                                        (37,056,935)      (49,735,743)

 Net increase (decrease)                                                                         6,849,727         8,289,347



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                         SIX MONTHS       YEARS ENDED OCTOBER 31,
                                                         ENDED
                                                         APRIL 30, 1997

SELECTED PER-SHARE DATA                                  (UNAUDITED)    1996       1995         1994 E      1993        1992

Net asset value, beginning of period                      $ 15.18       $ 13.32     $ 13.96     $ 12.76     $ 9.63      $ 9.61

Income from Investment Operations

 Net investment income                                    .08 D         .22         .17         .08         .11         .20

 Net realized and unrealized gain (loss)                  1.06          1.79        (.08)       1.37        3.28        (.08)

 Total from investment operations                         1.14          2.01        .09         1.45        3.39        .12



Less Distributions

 From net investment income                               (.17)         (.15)       (.16)       (.10)       (.24)       (.10)

 From net realized gain                                   (.38)         -           (.57)       (.15)       (.02) H     -

 Total distributions                                      (.55)         (.15)       (.73)       (.25)       (.26)       (.10)

Net asset value, end of period                            $ 15.77       $ 15.18     $ 13.32     $ 13.96     $ 12.76     $ 9.63

TOTAL RETURN B, C                                         7.71%         15.25%      .95%        11.55%      36.10%      1.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $ 1,019,344   $ 877,218   $ 659,045   $ 748,738   $ 287,278   $ 103,627

Ratio of expenses to average net assets                   1.21% A       1.19%       1.17%       1.32%       1.40%       1.51%

Ratio of expenses to average net assets after expense     1.19% A,      1.18% F     1.16% F     1.32%       1.40%       1.51%
reductions                                                F

Ratio of net investment income to average net assets      1.02% A       1.71%       2.05%       1.40%       1.99%       2.02%

Portfolio turnover rate                                   94% A         49%         70%         69%         57%         130%

Average commission rate G                                 $ .0058       $ .0003

A ANNUALIZED B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL
RETURNS WOULD HAVE
BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS
SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). D NET INVESTMENT
INCOME PER SHARE
HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR OR THE
FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON
WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER. H INCLUDES AMOUNTS DISTRIBUTED
FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS
TAXABLE AS ORDINARY INCOME.


NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which securities are normally traded. FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each funds' understanding of the tax rules and regulations that exist in the markets in which it invests. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange
2. OPERATING POLICIES - CONTINUED
FOREIGN CURRENCY CONTRACTS - CONTINUED
rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Dividends from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the funds are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS AND OPTIONS. Certain funds may use futures contracts and options to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase a fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of each applicable fund's futures variation margin or the option value reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts and options at period end, is shown in each applicable fund's schedule of investments under the captions "Purchased Options" and "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .45%. The basic fee for Diversified International, International Value and Overseas is subject to a performance adjustment (up to a maximum of ".20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Diversified International, International
 Value  87%
Overseas  .81%
International Growth & Income, Worldwide .75%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd.(International Value Fund only). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares of International Growth & Income purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received no deferred sales charges for redemption of shares of International Growth & Income.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each fund's transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:
International Value  .26%
International Growth & Income, Overseas  .27%
Diversified International  .28%
Worldwide  .31%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of certain fund's expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.
Information regarding expense reductions are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Penelope A. Dobkin, VICE PRESIDENT, WORLDWIDE FUND
Gregory Fraser, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND
Richard Mace, Jr., VICE PRESIDENT, INTERNATIONAL VALUE FUND,
 OVERSEAS FUND
John R. Hickling, VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND
William J. Hayes, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Pacific Basin Fund
Southeast Asia Fund
Overseas Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE


BULK RATE
U.S. POSTAGE
P A I D
F I D E L I T Y
INVESTMENTS

(registered trademark)
P.O. Box 193
Boston, MA 02101

(2_FIDELITY_LOGOS)FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS
FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY FRANCE FUND
FIDELITY GERMANY FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALL COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY UNITED KINGDOM FUND
SEMIANNUAL REPORT
APRIL 30, 1997
CONTENTS



MARKET RECAP                       4     A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                         DURING THE LAST SIX MONTHS.

CANADA FUND                        5     PERFORMANCE
                                   6     FUND TALK: THE MANAGER'S OVERVIEW
                                   8     INVESTMENT CHANGES
                                   9     INVESTMENTS
                                   11    FINANCIAL STATEMENTS

EMERGING MARKETS FUND              13    PERFORMANCE
                                   14    FUND TALK: THE MANAGER'S OVERVIEW
                                   16    INVESTMENT CHANGES
                                   17    INVESTMENTS
                                   22    FINANCIAL STATEMENTS

EUROPE FUND                        24    PERFORMANCE
                                   25    FUND TALK: THE MANAGER'S OVERVIEW
                                   27    INVESTMENT CHANGES
                                   28    INVESTMENTS
                                   30    FINANCIAL STATEMENTS

EUROPE CAPITAL APPRECIATION FUND   32    PERFORMANCE
                                   33    FUND TALK: THE MANAGER'S OVERVIEW
                                   35    INVESTMENT CHANGES
                                   36    INVESTMENTS
                                   39    FINANCIAL STATEMENTS

FRANCE FUND                        41    PERFORMANCE
                                   42    FUND TALK: THE MANAGER'S OVERVIEW
                                   44    INVESTMENT CHANGES
                                   45    INVESTMENTS
                                   47    FINANCIAL STATEMENTS

GERMANY FUND                       49    PERFORMANCE
                                   50    FUND TALK: THE MANAGER'S OVERVIEW
                                   52    INVESTMENT CHANGES
                                   53    INVESTMENTS
                                   55    FINANCIAL STATEMENTS

HONG KONG AND CHINA FUND           57    PERFORMANCE
                                   58    FUND TALK: THE MANAGER'S OVERVIEW
                                   60    INVESTMENT CHANGES
                                   61    INVESTMENTS
                                   63    FINANCIAL STATEMENTS

JAPAN FUND                         65    PERFORMANCE
                                   66    FUND TALK: THE MANAGER'S OVERVIEW
                                   68    INVESTMENT CHANGES
                                   69    INVESTMENTS
                                   72    FINANCIAL STATEMENTS

JAPAN SMALL COMPANIES FUND         74    PERFORMANCE
                                   75    FUND TALK: THE MANAGER'S OVERVIEW
                                   77    INVESTMENT CHANGES
                                   78    INVESTMENTS
                                   81    FINANCIAL STATEMENTS

LATIN AMERICA FUND                 83    PERFORMANCE
                                   84    FUND TALK: THE MANAGER'S OVERVIEW
                                   86    INVESTMENT CHANGES
                                   87    INVESTMENTS
                                   89    FINANCIAL STATEMENTS

NORDIC FUND                        91    PERFORMANCE
                                   92    FUND TALK: THE MANAGER'S OVERVIEW
                                   94    INVESTMENT CHANGES
                                   95    INVESTMENTS
                                   97    FINANCIAL STATEMENTS

PACIFIC BASIN FUND                 99    PERFORMANCE
                                   100   FUND TALK: THE MANAGER'S OVERVIEW
                                   102   INVESTMENT CHANGES
                                   103   INVESTMENTS
                                   105   FINANCIAL STATEMENTS

SOUTHEAST ASIA FUND                107   PERFORMANCE
                                   108   FUND TALK: THE MANAGER'S OVERVIEW
                                   110   INVESTMENT CHANGES
                                   111   INVESTMENTS
                                   114   FINANCIAL STATEMENTS

UNITED KINGDOM FUND                116   PERFORMANCE
                                   117   FUND TALK: THE MANAGER'S OVERVIEW
                                   119   INVESTMENT CHANGES
                                   120   INVESTMENTS
                                   122   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS      124   NOTES TO THE FINANCIAL STATEMENTS


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund.
If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


Low interest rates, controlled inflation and steady growth helped many international markets post healthy gains during the six months ended April 30, 1997. The exceptions proved to be some markets in the Far East. In addition, a strong U.S. dollar ate into the returns for U.S.-based investors. For the six months, the Morgan Stanley Capital International
(MSCI) EAFE Index (capital weighted) - which measures stock market performance in Europe, Australia and the Far East - returned 1.57%.
EUROPE: The combination of a strong U.S. dollar, low interest rates, increased corporate restructurings and scant inflationary concern translated into a healthy period for much of Europe. For the six months ended April 30, 1997, the MSCI Europe Index was up 11.77%. The United Kingdom - Europe's largest stock market - displayed hints of an improving economy, but the market itself trailed many of its European counterparts. Germany, on the other hand, performed exceptionally well, as did Italy, Spain and the Scandinavian countries.
JAPAN AND THE FAR EAST: While the Japanese stock market showed some glimpses of strength over the past six months, it continued to struggle. Even though exporters benefiting from a weak yen and corporations that focused on increasing shareholder value saw some share price gains, the overall market dropped sharply for dollar-based investors. The Tokyo Stock Exchange Index (TOPIX), a measure of the Japanese market, was down 16.36%. Many other markets in the region also experienced troubles. The MSCI Combined Far East ex-Japan Free Index returned -1.45%. Export growth was sluggish and fears of interest rate hikes in the U.S. stalled the markets, as many of the countries in the region link their currencies and interest rates to the U.S.
EMERGING MARKETS: While the MSCI Emerging Markets Free Index posted a strong 10.98% return for the six months ended April 30, 1997, most of that performance came as a result of healthy returns in Latin America. As mentioned previously, emerging markets in Asia encountered difficulties. Stock markets in Thailand and Malaysia, in particular, experienced sharp drops, while Taiwan posted strong returns. In Latin America, a combination of stable economic growth, low interest rates, government reforms and positive investor sentiment helped to bolster stock markets. Markets in Eastern Europe and the Middle East tended to post fairly strong gains over the six months.
U.S. AND CANADA: Concerns in March and April over higher interest rates and the possibility of weaker corporate earnings provided the only significant pause in the U.S. stock market's upward climb during the six-month period. The Standard & Poor's 500 Index returned 14.72% over that time. In February, Federal Reserve Board Chairman Alan Greenspan indicated the Fed's inclination to raise short-term interest rates to head off inflation. Because higher interest rates tend to slow economic growth and increase borrowing costs, the stock market faltered as the Fed's March 25 Open Market Committee approached. At that meeting, the Fed raised a key short-term interest rate. The stock market, already at historically high valuations, reacted coolly. It sold off sharply through mid-April, when positive news on inflation emerged. The market recovered, almost to the peak it had reached in March, when the Dow Jones Industrial Average closed above 7000 for the first time. While the Canadian stock market tends to move closely with the U.S. market, the Toronto Stock Exchange 300 was hampered by its large natural resources component. For the six month period, this index posted a return of 3.15%.
BONDS: Emerging market debt, particularly Brady bonds - bonds issued by governments of developing countries that are denominated in U.S. dollars - continued to dominate the world's fixed-income markets. The JP Morgan Emerging Markets Bond Index returned 11.90% during the six-month period, beating its developed-market counterpart, the Salomon Brothers Non-U.S. World Government Bond Index, which fell 7.29%. Emerging market debt instruments were helped by strong domestic product growth, declining inflation and positive steps by governments to streamline debt management policies. Non-dollar-denominated bonds in the developed world were hurt by the relative strength of the U.S. dollar. Bond markets in such countries as Sweden and Italy that imposed strict fiscal policies in order to meet the requirements for membership in the European monetary union tended to post positive results. In the U.S., a relatively favorable inflation backdrop steadied fears of higher interest rates, helping to spark an April rally that bolstered the performance of the U.S. taxable bond market.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH APRIL 30, 1997.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 29.3
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 15.72
Row: 14, Col: 2, Value: 3.26
Row: 15, Col: 1, Value: 8.81
Row: 15, Col: 2, Value: -1.04
%
CANADA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 6   PAST 1   PAST 5   LIFE OF
APRIL 30, 1997                   MONTHS   YEAR     YEARS    FUND

CANADA                           -0.28%   7.87%    49.14%   166.50%

CANADA (INCL. 3% SALES CHARGE)   -3.27%   4.64%    44.66%   158.50%

Toronto Stock Exchange 300       3.15%    15.42%   71.72%   153.44%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on November 17, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 - a market capitalization weighted index of 300 stocks traded in the Canadian market. This index includes reinvested dividends and capital gains.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
APRIL 30, 1997                   YEAR     YEARS    FUND

CANADA                           7.87%    8.32%    10.92%

CANADA (INCL. 3% SALES CHARGE)   4.64%    7.66%    10.56%

Toronto Stock Exchange 300       15.42%   11.42%   10.33%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Canada                      DR Toronto Stock Exchange
             00309                       DR001
  1987/11/17       9700.00                    10000.00
  1987/11/30       9767.90                    10159.91
  1987/12/31      10446.90                    10902.20
  1988/01/31      10340.20                    10766.12
  1988/02/29      11048.30                    11455.09
  1988/03/31      11737.00                    12118.74
  1988/04/30      12008.60                    12276.06
  1988/05/31      11436.30                    11954.61
  1988/06/30      12319.00                    12914.95
  1988/07/31      12144.40                    12770.34
  1988/08/31      11562.40                    12147.56
  1988/09/30      11804.90                    12408.94
  1988/10/31      12357.80                    12761.49
  1988/11/30      12212.30                    12838.17
  1988/12/31      12480.81                    13196.56
  1989/01/31      13422.57                    14222.20
  1989/02/28      13045.87                    13890.22
  1989/03/31      13263.96                    14036.78
  1989/04/30      13531.62                    14355.44
  1989/05/31      13987.63                    14392.34
  1989/06/30      14661.73                    14855.07
  1989/07/31      15553.93                    15900.00
  1989/08/31      15633.23                    16157.57
  1989/09/30      15534.10                    15932.92
  1989/10/31      15316.01                    15960.00
  1989/11/30      15405.23                    16207.21
  1989/12/31      15849.10                    16485.03
  1990/01/31      14563.76                    15032.84
  1990/02/28      14646.68                    14930.11
  1990/03/31      14895.46                    15093.60
  1990/04/30      14180.23                    13939.41
  1990/05/31      15113.14                    14894.22
  1990/06/30      15465.57                    14917.50
  1990/07/31      15589.96                    15170.55
  1990/08/31      14688.15                    14244.12
  1990/09/30      14449.74                    13522.93
  1990/10/31      14066.21                    13082.07
  1990/11/30      14522.30                    13448.40
  1990/12/31      14978.60                    14028.62
  1991/01/31      15045.02                    14085.97
  1991/02/28      16428.85                    15109.86
  1991/03/31      17148.44                    15222.57
  1991/04/30      17281.29                    15203.81
  1991/05/31      18045.17                    15723.75
  1991/06/30      18067.31                    15483.78
  1991/07/31      18011.95                    15706.41
  1991/08/31      17856.97                    15784.70
  1991/09/30      17259.15                    15390.08
  1991/10/31      18023.03                    16127.28
  1991/11/30      17347.72                    15701.06
  1991/12/31      17627.42                    15774.02
  1992/01/31      17945.14                    15913.63
  1992/02/29      18051.04                    15788.30
  1992/03/31      17545.05                    15012.42
  1992/04/30      17333.24                    14759.32
  1992/05/31      17486.21                    14790.80
  1992/06/30      17392.07                    14908.57
  1992/07/31      17839.23                    15363.59
  1992/08/31      17568.58                    15082.56
  1992/09/30      16815.48                    14074.27
  1992/10/31      16744.87                    14340.45
  1992/11/30      16697.80                    13619.11
  1992/12/31      17121.47                    14136.15
  1993/01/31      17027.21                    13995.03
  1993/02/28      18087.72                    14854.14
  1993/03/31      19077.54                    15456.65
  1993/04/30      19572.45                    16116.48
  1993/05/31      19843.47                    16569.77
  1993/06/30      20856.85                    16833.20
  1993/07/31      20102.71                    16817.33
  1993/08/31      20609.40                    17117.80
  1993/09/30      19596.02                    16383.72
  1993/10/31      20998.26                    17665.94
  1993/11/30      20515.13                    17192.85
  1993/12/31      21482.47                    18016.96
  1994/01/31      22427.27                    18892.01
  1994/02/28      21470.66                    18105.20
  1994/03/31      20679.39                    17343.76
  1994/04/30      20525.86                    17117.74
  1994/05/31      20620.34                    17394.54
  1994/06/30      19486.57                    16229.92
  1994/07/31      19864.49                    16821.43
  1994/08/31      20608.53                    17748.84
  1994/09/30      20714.82                    18170.07
  1994/10/31      20289.65                    17794.46
  1994/11/30      18813.40                    16727.05
  1994/12/31      18907.95                    16957.49
  1995/01/31      17584.40                    16119.77
  1995/02/28      18305.26                    16786.00
  1995/03/31      19451.56                    17497.07
  1995/04/30      20042.43                    17923.40
  1995/05/31      20668.76                    18482.09
  1995/06/30      20952.38                    18834.82
  1995/07/31      21673.24                    19342.43
  1995/08/31      21401.44                    19243.97
  1995/09/30      21708.69                    19383.92
  1995/10/31      20739.66                    19052.21
  1995/11/30      21590.52                    19726.25
  1995/12/31      22574.56                    19959.52
  1996/01/31      22954.36                    20910.61
  1996/02/29      23156.13                    20846.27
  1996/03/31      23512.19                    21236.57
  1996/04/30      23963.21                    21958.20
  1996/05/31      24532.92                    22313.61
  1996/06/30      23737.70                    21597.87
  1996/07/31      23049.31                    20954.91
  1996/08/31      24034.42                    22000.79
  1996/09/30      24687.21                    22794.76
  1996/10/31      25921.57                    24569.51
  1996/11/30      26669.31                    26239.71
  1996/12/31      26176.87                    25493.96
  1997/01/31      28241.90                    26762.55
  1997/02/28      27543.66                    26599.35
  1997/03/31      25671.76                    25029.01
  1997/04/30      25850.03                    25344.40
Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on November 17, 1987, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $25,850 - a 158.50% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $25,344 - a 153.44% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Tom Sweeney, Portfolio Manager of Fidelity Canada Fund
Q. HOW DID THE FUND PERFORM, TOM?
A. For the six months that ended on April 30, 1997, the fund had a total return of -0.28%, compared to the Toronto Stock Exchange 300 (TSE 300) return of 3.15%. For the one-year period ending April 30, 1997, the fund returned 7.87%, compared to the TSE 300 return of 15.42%.
Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE SIX-MONTH
PERIOD?
A. The Canadian market tends to track the U.S. market, but has lagged by about 8% per year over the past 10 years. The makeup of the Canadian market is different, because natural resources companies, which have performed relatively poorly, make up about 40-50% of the Canadian market, a much bigger percentage than in the U.S. Precious metals, base metals, oil and gas, and paper and forest product companies have performed just as poorly in the U.S., but they account for a much smaller percentage of the overall market than in Canada. Last year, the two best industries in Canada were banks, which benefited from declining interest rates, and oil and gas. Over the last six months, financial and utility stocks, in which the fund is underweighted, did better than natural resource stocks, in which it is overweighted.
Q. THE FUND'S LARGEST WEIGHTING CONTINUED TO BE IN THE ENERGY SECTOR. WHAT WERE SOME DEVELOPMENTS OF NOTE DURING THE PERIOD?
A. Energy exploration and production companies, such as Rio Alto Exploration, Norcen Energy Resources and Beau Canada Exploration, were valued very inexpensively and were growing, and I remained optimistic on energy in the long-run. Rio Alto is mainly a producer of natural gas in Alberta and is a very disciplined company that meets its production goals consistently. Some of the other energy commodities in the past six months have weakened because of the very warm winter in the U.S.; Alberta's winter, in contrast, was very cold. Natural gas inventories went down, and pricing in Alberta was up fairly dramatically. On the other hand, companies that sell natural gas or oil to the U.S., such as Beau Canada and Norcen, have experienced some weakening oil and gas prices. Beau Canada is similar in size to Rio Alto, but is primarily in oil; it is doing fairly well, and is expected to report good earnings in 1997. Norcen is a bigger company, with operations in Canada, the Gulf of Mexico and South America. During the period, its stock price was down because the price of crude oil was weakening. However, the company has been making improvements in its management over the past two years, and I believed that its outlook was good. Canada Occidental Petroleum was up significantly during the period. Like Beau Canada, it was valued very cheaply, and it recently made a very good acquisition, Wascana, at a fairly attractive price.
Q. WHAT CHANGES DID YOU MAKE TO THE FUND'S PRECIOUS METALS HOLDINGS, ITS THIRD LARGEST SECTOR WEIGHTING?
A. During the period, I reduced the fund's holdings in gold because I became less optimistic about its price, which usually increases at the end of the calendar year when demand is high. When the price of gold actually dropped at the end of 1996, I found that central banks, which held about 15 years' worth of world mine production, were selling gold at a faster rate than in recent years. I felt that this sell-off could continue for some time. At the same time, I saw better opportunities in other sectors. I reduced our gold holdings to about 5% of the fund, making it dramatically underweighted versus our index as of the end of the period. One of the fund's holdings in this sector, Greenstone Resources, is a gold mining company with operations in Nicaragua, Honduras and Panama, and with two new mines that have started up. The company has some excellent assets and is finding a lot of gold, but the stock price was down during the period. I maintained my Greenstone holdings because I felt it could outperform other gold mining companies due to finding gold at very low cost.
Q. DID THE FUND HAVE POSITIONS IN OTHER PRECIOUS METALS BESIDES GOLD?
A. Yes, it did. The fund had 5% of its holdings in silver mining companies. Silver has had much steadier demand and, with production staying the same year after year, inventories have been dropping. I believe that the price of silver could go up and, in that case, silver companies could do better than gold companies. One of my top-10 holdings, Pan American Silver Corp., owns a mine in Peru that is profitable at the current price of silver.
Q. WAS THE FUND AFFECTED BY BRE-X'S RECENT TROUBLES?
A. Clearly one of the biggest events during the period was the Bre-X scandal. Bre-X, a gold exploration company known as a "junior" gold company, conducts exploration, but doesn't own any mines. A junior gold company will stake a claim and, if it discovers gold, will partner with a "senior" gold company to mine it. Bre-X claimed to discover gold and called in Freeport, a senior company, which drilled its own holes next to Bre-X's and found insignificant amounts of gold. The fund didn't own Bre-X directly, but held shares in another company, Bresea Resources, that held its shares. As a result, the fund's performance was negatively affected, although the fund had sold a large portion of Bresea before the fraud was discovered.
Q. YOU'VE BUILT UP POSITIONS IN BASIC INDUSTRIES, INCLUDING BASE METAL PRODUCERS, AS WELL AS PAPER AND FOREST PRODUCTS COMPANIES. WHY?
A. Two base metal producers, Cominco and Alcan Aluminium, looked attractive as of the end of the period. In the last few years, zinc and aluminum pricing was low, no capacity was being added and there had been a surplus of the metals. Recently, these industries have been moving from a surplus to a shortage of metal inventories. As shortage conditions approach, the price goes up; the incremental cost to produce more zinc is minimal, so profits increase. Capacity can be added at this point, but overall I don't think there will be much capacity added in the next two years, so the outlook is good. The same holds true for aluminum. There's not much new capacity, so as demand increases, prices could increase. As long as the economy is reasonable and avoids a recession that would push demand down, the outlook is positive.
Q. AND PAPER AND FOREST PRODUCTS?
A. Pricing was very good for paper until early 1996, when prices collapsed. I have been adding to my position in the last six months, and inventories are starting to come down, particularly in newsprint and pulp. Recently, newsprint saw its first price increase since the collapse. I see an upward trend in pricing over time, and I wanted to buy these stocks early.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS, TOM?
A. I believe that the Canadian market could do better than the U.S. market in the future because the performance of natural resources, with the possible exception of gold, should improve. As demand has grown for natural resources, most of this industry is moving from surplus to shortage, and pricing has improved. I also believe that actions being taken by the federal and some provincial governments will help bolster the financial markets. The Canadian government is doing a good job addressing the nation's economic problems, specifically by reducing the deficit. Some provinces, such as Alberta and Ontario, are doing an even better job, and are generating surpluses and reducing taxes.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Canadian issuers
FUND NUMBER: 309
TRADING SYMBOL: FICDX
START DATE: November 17, 1987
SIZE: as of April 30, 1997, more than $125 million
MANAGER: Tom Sweeney, since 1996;
manager, Fidelity Capital Appreciation Fund,
1986-1996; Fidelity Select Paper and Forest
Products Portfolio, 1986; joined Fidelity in
1985
(checkmark)
TOM SWEENEY ON DEVELOPMENTS IN THE
FISHING INDUSTRY:
"The industry has suffered dramatically since the Canadian government placed a virtual moratorium on groundfish quotas in 1992, reducing them by up to 90% because of overfishing. Companies in this sector had to downsize dramatically, but they reduced their costs, went from losses to break-even and are now seeing profits. FPI, the fund's largest holding, was flat during the period, but is in a recovery phase and its profits are increasing as quotas are now being increased. National Sea
Products, another large holding, was up substantially during the six months; unlike such other fishing companies as FPI that only distribute groundfish, National Sea has 60% of the market for frozen fish in Canadian retail markets. I think that as the quotas increase, these companies could be in a position to become more profitable, having repositioned themselves to be more efficient. I am optimistic on this market, and have purchased the stocks to participate in the projected recovery."
CANADA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United States 22.9%
Row: 1, Col: 1, Value: 22.9
Row: 1, Col: 2, Value: 77.09999999999999
Canada 77.1%
AS OF OCTOBER 31, 1996
United States 15.7%
Row: 1, Col: 1, Value: 15.7
Row: 1, Col: 2, Value: 84.3
Canada 84.3%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   90.6          95.3

Short-term investments   9.4           4.7

TOP TEN STOCKS
                               % OF FUND'S   % OF FUND'S
                               INVESTMENTS   INVESTMENTS
                                             IN THESE
                                             STOCKS
                                             6 MONTHS AGO

FPI Ltd.                       5.7           4.0
(Foods)

Alcan Aluminium Ltd.           5.4           1.9
(Metals & Mining)

Cominco Ltd.                   5.1           0.5
(Metals & Mining)

Genlyte Group, Inc.            4.2           3.1
(Electrical Equipment)

Rio Alto Exploration Ltd.      4.2           3.1
(Oil & Gas)

Pan American Silver Corp.      4.1           4.2
(Precious Metals)

Greenstone Resources Ltd.      3.7           2.9
(Precious Metals)

Noranda, Inc.                  3.4           0.2
(Metals & Mining)

Norcen Energy Resources Ltd.   3.2           0.8
(Oil & Gas)

Beau Canada Exploration Ltd.   2.9           1.8
(Oil & Gas)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Energy                             27.9          31.0

Basic Industries                   24.7          7.6

Precious Metals                    10.4          18.6

Nondurables                        9.6           7.4

Industrial Machinery & Equipment   4.2           3.1

Utilities                          4.2           7.6

Retail & Wholesale                 2.9           2.0

Media & Leisure                    2.6           6.2

Finance                            1.5           9.8

Technology                         1.2           1.0

CANADA
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.6%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 24.7%
METALS & MINING - 15.8%
Alcan Aluminium Ltd.   200,000 $ 6,783,785
Anvil Range Mining Corp.   510,000  894,129
Cominco Ltd. (a)  250,000  6,440,302
Noranda, Inc.   200,000  4,221,976
South Crofty Holdings Ltd. (a)(d)  2,115,000  1,437,798
  19,777,990
PAPER & FOREST PRODUCTS - 8.9%
Alliance Forest Products (c)  10,000  228,989
Avenor, Inc.   100,000  1,806,863
Cascades, Inc.   50,000  314,859
Crestbrook Forest Industries Ltd.  110,000  850,120
Domtar, Inc.   75,000  638,663
Harmac Pacific, Inc. (a)  80,000  795,735
MacMillan Bloedel Ltd.   25,000  341,694
Noranda Forest, Inc.   100,000  683,388
Paperboard Industries International, Inc. (a)  300,000  912,376
St. Laurent Paperboard, Inc. (a)  40,000  523,811
Scott Paper Ltd.  200,000  2,819,421
Tembec, Inc. Class A (a)  167,900  1,285,577
  11,201,496
TOTAL BASIC INDUSTRIES   30,979,486
CONSTRUCTION & REAL ESTATE - 0.5%
ENGINEERING - 0.5%
ADS, Inc. Class A (multi-vtg.) (a)  75,000  603,778
DURABLES - 0.2%
HOME FURNISHINGS - 0.2%
Shermag, Inc. (a)  10,000  90,164
SMED International, Inc. (a)  10,000  135,962
  226,126
ENERGY - 27.9%
OIL & GAS - 27.9%
Anderson Exploration Ltd. (a)  200,000  2,311,353
Barrington Petroleum Ltd. (a)  300,000  1,105,585
Beau Canada Exploration Ltd. (a)  1,650,000  3,660,238
Canadian Natural Resources Ltd. (a)  100,000  2,382,912
Canada Occidental Petroleum Ltd.   150,000  2,957,172
Denbury Resources, Inc. (a)  125,000  1,699,524
Norcen Energy Resources Ltd.   200,000  4,007,299
Penn West Petroleum Ltd. (a)  300,000  3,381,159
Petro-Canada  200,000  3,263,086
Renaissance Energy Ltd. (a)  120,000  3,323,196
Rio Alto Exploration Ltd. (a)  750,000  5,232,745
Ulster Petroleums Ltd. (a)  200,000  1,667,323
  34,991,592
FINANCE - 1.5%
INSURANCE - 1.5%
Acceptance Insurance Co., Inc. (a)  100,000  1,925,000
HEALTH - 0.1%
DRUGS & PHARMACEUTICALS - 0.1%
Technilab Pharma, Inc.  16,000  84,726
INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
ELECTRICAL EQUIPMENT - 4.2%
Genlyte Group, Inc. (a)  420,000  5,276,250

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 2.6%
BROADCASTING - 0.1%
Radiomutuel, Inc. Class A  20,000 $ 157,430
ENTERTAINMENT - 0.2%
Coscient Group, Inc.:
 Class A (multi-vtg.) (a)  32,600  93,313
 Class B (sub. vtg.) (a)  60,500  140,703
  234,016
PUBLISHING - 2.3%
Torstar Corp. Class B  100,000  2,851,623
TOTAL MEDIA & LEISURE   3,243,069
NONDURABLES - 9.6%
AGRICULTURE - 1.0%
Saskatchewan Wheat Pool Class B
 (non-vtg.) (a)  100,000  1,173,566
FOODS - 8.6%
FPI Ltd. (a)(d)  1,600,000  7,155,891
National Sea Products Ltd. (a)(d)  680,000  3,649,504
  10,805,395
TOTAL NONDURABLES   11,978,961
PRECIOUS METALS - 10.4%
Breakwater Resources Ltd. (a)  450,000  1,181,792
Consolidated Nevada Goldfields
 Corp. (a)  1,000,000  665,502
Consolidated Nevada Goldfields
 Corp. (warrants) (a)  500,000  -
Greenstone Resources Ltd. (a)  485,000  4,581,201
Greenstone Resources Ltd. (warrants) (a)  11,040  39,501
Pan American Silver Corp. (a)  820,000  5,105,013
Silver Standard Resources, Inc. (a)  275,000  1,082,329
United Keno Hill Mines Ltd. (a)  200,000  64,403
War Eagle Mining, Inc. (a)  300,000  330,602
  13,050,343
RETAIL & WHOLESALE - 2.9%
RETAIL & WHOLESALE, MISCELLANEOUS - 2.9%
Hancock Fabrics, Inc.   300,000  3,600,000
TECHNOLOGY - 1.2%
ELECTRONIC INSTRUMENTS - 1.2%
Medar, Inc. (a)  265,000  1,457,500
TRANSPORTATION - 0.6%
AIR TRANSPORTATION - 0.6%
Transat AT, Inc.   125,000  751,369
UTILITIES - 4.2%
ELECTRIC UTILITY - 4.2%
Boralex, Inc. Class A (a)  160,000  629,718
Centerior Energy Corp.   160,000  1,600,000
Ohio Edison Co.   80,000  1,600,000
Tucson Electric Power Co.   100,000  1,425,000
  5,254,718
TOTAL COMMON STOCKS
 (Cost $105,378,745)   113,422,918
CASH EQUIVALENTS - 9.4%
 SHARES

Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.37%, dated
 4/30/97 due 5/1/97  $ 5,461,815 $ 5,461,000
 SHARES
Taxable Central Cash Fund (b)  6,320,414  6,320,414
TOTAL CASH EQUIVALENTS
 (Cost $11,781,414)   11,781,414
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $117,160,159)  $ 125,204,332
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $228,989 or 0.2% of net assets.
(d) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
FPI Ltd. $ 2,014,808 $ - $ - $ 7,155,891
National Sea Products Ltd.  2,448  -  -  3,649,504
South Crofty Holdings Ltd.  -  43,475  -  1,437,798
TOTALS $ 2,017,256 $ 43,475 $ - $ 12,243,193
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $100,902,002 and $110,154,509, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,120 for the period.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $117,468,952. Net unrealized appreciation aggregated $7,735,380, of which $15,461,774 related to appreciated investment securities and $7,726,394 related to depreciated investment securities. CANADA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                        $ 125,204,332
value (including repurchase agreements of $5,461,000)
(cost $117,160,159) - See accompanying schedule

Cash                                                                                                                 863

Receivable for investments sold                                                                                      3,695,381

Receivable for fund shares sold                                                                                      31,068

Dividends receivable                                                                                                 38,083

Interest receivable                                                                                                  43,955

 TOTAL ASSETS                                                                                                        129,013,682

LIABILITIES

Payable for investments purchased                                                                     $ 1,874,199

Payable for fund shares redeemed                                                                       1,221,066

Accrued management fee                                                                                 40,991

Other payables and accrued expenses                                                                    69,193

 TOTAL LIABILITIES                                                                                                   3,205,449

NET ASSETS                                                                                                          $ 125,808,233

Net Assets consist of:

Paid in capital                                                                                                     $ 115,750,853

Distributions in excess of net investment income                                                                     (51,638
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  2,067,610

Net unrealized appreciation (depreciation) on investments                                                            8,041,408
and assets and liabilities in
foreign currencies

NET ASSETS, for 7,229,185                                                                                           $ 125,808,233
shares outstanding

NET ASSET VALUE and redemption price per share ($125,808,233 (divided by) 7,229,185 shares)                          $17.40

Maximum offering price per share (100/97.00 of $17.40)                                                               $17.94


STATEMENT OF OPERATIONS



 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                                                    $ 644,196
Dividends

Interest                                                                                                              251,692

                                                                                                                      895,888

Less foreign taxes withheld                                                                                           (70,829
                                                                                                                     )

 TOTAL INCOME                                                                                                         825,059

EXPENSES

Management fee                                                                                         $ 527,884
Basic fee

 Performance adjustment                                                                                 (237,713
                                                                                                       )

Transfer agent fees                                                                                    232,533

Accounting fees and expenses                                                                            53,046

Non-interested trustees' compensation                                                                   1,343

Custodian fees and expenses                                                                             39,473

Registration fees                                                                                       11,091

Audit                                                                                                   21,959

Legal                                                                                                   2,236

Miscellaneous                                                                                           815

 Total expenses before reductions                                                                       652,667

 Expense reductions                                                                                     (2,393        650,274
                                                                                                       )

NET INVESTMENT INCOME                                                                                                 174,785

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of $17,228 on sales of investments in affiliated issuers) 2,772,285

 Foreign currency transactions                                                                          (3,650        2,768,635
                                                                                                       )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                                                  (5,096,647
                                                                                                      )

 Assets and liabilities in                                                                              (3,485        (5,100,132
 foreign currencies                                                                                    )             )

NET GAIN (LOSS)                                                                                                       (2,331,497
                                                                                                                     )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                     $ (2,156,712
                                                                                                                     )

OTHER INFORMATION                                                                                                   $ 34,538
 Sales charges paid to FDC

 Deferred sales charges withheld                                                                                     $ 3,646
 by FDC

 Expense reductions                                                                                                 $ 1,853
 Directed brokerage arrangements

  Custodian interest credits                                                                                          158

  Transfer agent interest credits                                                                                     382

                                                                                                                     $ 2,393


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                                   SIX MONTHS       YEAR ENDED
                                                                                                     ENDED            OCTOBER 31,
                                                                                                     APRIL 30, 1997   1996
                                                                                                    (UNAUDITED)

Operations                                                                                          $ 174,785       $ 588,385
Net investment income

 Net realized gain                                                                                   2,768,635       44,553,089

 Change in net unrealized appreciation (depreciation)                                                (5,100,132      (9,158,534
                                                                                                    )               )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     (2,156,712      35,982,940
                                                                                                    )

Distributions to shareholders                                                                        (805,058        (772,736
From net investment income                                                                          )               )

 From net realized gain                                                                              (26,566,908     -
                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                 (27,371,966     (772,736
                                                                                                    )               )

Share transactions                                                                                   47,699,547      38,234,017
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       27,052,083      759,773

 Cost of shares redeemed                                                                             (49,305,550     (271,428,450
                                                                                                    )               )

 Redemption fees                                                                                     219,634         132,635

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             25,665,714      (232,302,025
                                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           (3,862,964      (197,091,821
                                                                                                   )               )

NET ASSETS

 Beginning of period                                                                                 129,671,197     326,763,018

 End of period (including under (over) distribution of net investment income of $(51,638) and
$783,201,                                                                                           $ 125,808,233   $ 129,671,197
respectively)

OTHER INFORMATION
Shares

 Sold                                                                                                2,415,622       1,931,430

 Issued in reinvestment of distributions                                                             1,540,552       41,292

 Redeemed                                                                                            (2,664,383      (14,656,999
                                                                                                    )               )

 Net increase (decrease)                                                                             1,291,791       (12,684,277
                                                                                                                    )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                                                             SIX MONTHS    YEARS ENDED OCTOBER 31,
                                                             ENDED
                                                             APRIL 30, 1997

SELECTED PER-SHARE DATA                                      (UNAUDITED)  1996        1995        1994 E      1993       1992

Net asset value, beginning of period                          $ 21.84     $ 17.55     $ 17.18     $ 17.82     $ 14.23    $ 16.28

Income from Investment Operations

 Net investment income (loss)                                  .02 D       .08 D       .05         -           (.15)      (.02) D

 Net realized and unrealized gain (loss)                       (.07)       4.27        .33         (.60)       3.76       (1.11)

 Total from investment operations                              (.05)       4.35        .38         (.60)       3.61       (1.13)



Less Distributions

 From net investment income                                    (.13)       (.08)       (.01)       -           (.02)      -

 From net realized gain                                        (4.29)      -           -           -           -          (.92)

 In excess of net realized gain                                -           -           -           (.04)       -          -

 Total distributions                                           (4.42)      (.08)       (.01)       (.04)       (.02)      (.92)

Redemption fees added to paid in capital                       .03         .02         -           -           -          -

Net asset value, end of period                                $ 17.40     $ 21.84     $ 17.55     $ 17.18     $ 17.82    $ 14.23

TOTAL RETURN B, C                                             (.28)%      24.99%      2.22%       (3.37)%     25.40%     (7.09)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 125,808   $ 129,671   $ 326,763   $ 368,330   $ 95,977   $ 21,701

Ratio of expenses to average net assets                       .95% A      1.01%       1.09% F     1.57%       2.00% F    2.00% F

Ratio of expenses to average net assets after expense         .95% A      .98%        1.08%       1.57%       2.00%      2.00%
reductions                                                                G           G

Ratio of net investment income (loss) to average net assets   .25% A      .40%        .26%        (.14)%      (.66)%     (.11)%

Portfolio turnover rate                                       160% A      139%        75%         59%         131%       55%

Average commission rate H                                     $ .0232     $ .0276

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN. C TOTAL RETURNS
DO NOT INCLUDE THE ONE TIME
SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL
STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE
MAY REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE
A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES. H FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED              PAST 6   PAST 1   PAST 5   LIFE OF
APRIL 30, 1997             MONTHS   YEAR     YEARS    FUND

EMERGING MARKETS           0.12%    -5.78%   56.34%   78.34%

EMERGING MARKETS           -2.88%   -8.61%   51.65%   72.99%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital     10.98%   4.29%    63.41%   209.51%
 International Emerging
 Markets Free Index

Emerging Markets           14.60%   9.25%    65.98%   n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on November 1, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization weighted index of over 850 stocks traded in 22 world markets. Mexico, Malaysia, Brazil, and Thailand are most heavily weighted, and together account for over 60% of the index. Keep in mind that before February 1992, the fund's objective was more broadly defined, and did not focus specifically on emerging markets. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 114 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1   PAST 5   LIFE OF
APRIL 30, 1997             YEAR     YEARS    FUND

EMERGING MARKETS           -5.78%   9.35%    9.31%

EMERGING MARKETS           -8.61%   8.68%    8.80%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital     4.29%    10.32%   18.98%
 International Emerging
 Markets Free Index

Emerging Markets           9.25%    10.61%   n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Emerging Markets            MS EMF Index (Gross)
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9479.74
  1990/12/31       9777.33                     9880.37
  1991/01/31       9709.16                    10679.30
  1991/02/28      10118.17                    12260.21
  1991/03/31      10108.44                    12766.06
  1991/04/30      10332.42                    12903.41
  1991/05/31      10332.42                    13918.67
  1991/06/30       9972.10                    13421.82
  1991/07/31      10186.34                    14119.08
  1991/08/31      10108.44                    14418.70
  1991/09/30      10225.30                    13869.26
  1991/10/31      10127.91                    14439.40
  1991/11/30       9991.58                    14225.77
  1991/12/31      10438.08                    15824.40
  1992/01/31      10517.68                    17656.36
  1992/02/29      10826.15                    18442.83
  1992/03/31      10806.24                    19068.46
  1992/04/30      11064.96                    18940.35
  1992/05/31      11542.58                    18873.02
  1992/06/30      11522.68                    17002.12
  1992/07/31      11144.56                    17189.36
  1992/08/31      10865.95                    16390.47
  1992/09/30      10796.29                    16450.88
  1992/10/31      10995.30                    17332.58
  1992/11/30      10905.75                    17144.49
  1992/12/31      11048.91                    17652.99
  1993/01/31      11201.38                    17738.37
  1993/02/28      11770.60                    18033.91
  1993/03/31      12095.86                    18628.41
  1993/04/30      12482.12                    19056.85
  1993/05/31      12756.56                    19581.32
  1993/06/30      12919.19                    20162.41
  1993/07/31      13142.82                    20705.31
  1993/08/31      14057.63                    22457.49
  1993/09/30      14372.73                    23058.76
  1993/10/31      16446.31                    25127.66
  1993/11/30      17096.84                    26239.62
  1993/12/31      20082.32                    30576.92
  1994/01/31      19501.26                    31133.23
  1994/02/28      18950.78                    30579.38
  1994/03/31      17115.84                    27812.28
  1994/04/30      16952.74                    27255.97
  1994/05/31      17391.08                    28188.79
  1994/06/30      16167.79                    27411.79
  1994/07/31      17401.28                    29116.21
  1994/08/31      19613.39                    32729.91
  1994/09/30      20112.90                    33101.88
  1994/10/31      19623.58                    32504.77
  1994/11/30      18267.77                    30814.71
  1994/12/31      16480.81                    28339.78
  1995/01/31      14212.53                    25324.70
  1995/02/28      14376.01                    24675.15
  1995/03/31      14089.92                    24831.93
  1995/04/30      14386.23                    25945.92
  1995/05/31      15837.11                    27326.23
  1995/06/30      16021.03                    27407.06
  1995/07/31      16828.21                    28022.26
  1995/08/31      16317.33                    27362.19
  1995/09/30      16245.81                    27232.33
  1995/10/31      15469.28                    26189.87
  1995/11/30      14968.62                    25722.82
  1995/12/31      15956.70                    26863.68
  1996/01/31      17548.21                    28773.20
  1996/02/29      17340.17                    28315.72
  1996/03/31      17464.99                    28536.26
  1996/04/30      18359.57                    29677.21
  1996/05/31      18349.17                    29544.70
  1996/06/30      18276.35                    29729.19
  1996/07/31      16840.87                    27697.39
  1996/08/31      17517.00                    28406.35
  1996/09/30      17901.88                    28652.43
  1996/10/31      17277.76                    27888.27
  1996/11/30      18182.73                    28355.56
  1996/12/31      17552.02                    28483.81
  1997/01/31      18565.85                    30426.69
  1997/02/28      19558.57                    31729.72
  1997/03/31      18470.81                    30896.25
  1997/04/30      17298.56                    30950.83
Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $17,299 - a 72.99% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,951 - a 209.51% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Hazlewood, Portfolio Manager of Fidelity Emerging Markets Fund
Q. RICHARD, HOW DID THE FUND PERFORM?
A. It had a rough period. For the six-month and one-year periods ending April 30, 1997, the fund returned 0.12% and -5.78%, respectively. For the same periods, the Morgan Stanley Capital International Emerging Markets Free Index returned 10.98% and 4.29%. The emerging markets funds average, as tracked by Lipper Analytical Services, was 14.60% for the past six months and 9.25% for the past year.
Q. WHAT WAS BEHIND THE FUND'S UNDERPERFORMANCE COMPARED TO THE INDEX DURING THE PERIOD?
A. In general, the fund was underweighted compared to the index in several top-performing markets and overweighted compared to the index in some markets that did poorly. Specifically, however, it was the fund's strategy in Southeast Asia that hurt it the most. The fund was overweighted compared to the index in two of the world's weakest markets during the period, Thailand and Malaysia. In addition, the fund didn't participate fully in the Taiwanese market, one of the few Southeast Asian markets that turned in a strong performance and where the index had a heavy weighting. Most of the fund's negative performance occurred over the past two months. Before that time, the fund was basically in line with or beating the index. I should note that in the volatile emerging markets sector, it is not uncommon for funds to perform extremely well or poorly over a short-term period. Investors are encouraged to take a long-term view with such investments.
Q. HOW DID YOUR INVESTMENT DECISIONS DIFFER FROM THOSE OF THE AVERAGE EMERGING MARKETS FUND?
A. Most of my competitors did three things over the period that helped them outperform the fund. They were overweighted compared to the index in Latin America; held big positions in Hong Kong, one of the few markets in Southeast Asia that performed well; and avoided Thailand.
Q. WHAT HAPPENED IN THAILAND AND MALAYSIA?
A. Thailand experienced a large current account deficit similar to that of Mexico several years ago, which led to fears that the Thai currency would be devalued. As a result, the Thai market was down 46% over the period. In Thailand, the fund invested mostly in the banking sector, which also suffered from rumors of devaluation, but outperformed the overall index. I found some attractive opportunities in this sector, such as one of my top 10 holdings, Industrial Finance Corp., which had solid fundamentals and growth prospects. During the period, I cut my holdings in Thailand. In terms of the fund's holdings in Malaysia, they were hurt by rumors and concerns that Thailand's poor performance could bring down Malaysia. These concerns were similar to those that injured countries like Brazil - which was fairly stable - when Mexico experienced its monetary crisis. In fact, most of the fund's Malaysian holdings performed well until about two months ago. Soon after the U.S. Federal Reserve Board raised interest rates, the Malaysian government announced that it would put restrictions on lending to the property sector to avoid problems similar to those Thailand experienced. On that announcement, many big Malaysian holdings dropped 30%-40% over a period of one month and negatively affected the fund's performance. I should point out that over the past four years Malaysia has turned in very strong returns and generally outperformed the index, and when it has stumbled in the past, it's always come back.
Q. AND TAIWAN . . .
A. In September 1996, the emerging market index added Taiwan. It made up about 9% at the end of this period - a move that really helped the index since Taiwan was up 34% since it was included. The fund, along with many other funds, missed the opportunity because it did not receive approval from the Taiwanese government to invest in the country until November 1996. By that time, the market was quite overvalued, and there were fewer attractive opportunities.
Q. YOU MENTIONED THAT THE FUND'S WEIGHTING IN A NUMBER OF EMERGING MARKETS DIDN'T PAY OFF. WHERE WERE THE PROBLEMS BESIDES SOUTHEAST ASIA?
A. The fund was slightly underweighted in Latin America, which was up 26% over the period. I should note, however, that the fund's largest holding was the Brazilian telephone company, Telebras. This company was an exceptional performer over the period. The fund also was significantly underweighted compared to the index in the emerging markets of Eastern Europe and the Middle East, an area that was up 22% over the period.
Q. WE'VE TALKED ABOUT SEVERAL OF THE FUND'S TOP 10 STOCKS. HOW DID YOUR OTHER LARGE HOLDINGS PERFORM OVER THE PERIOD?
A. The best stocks I found in terms of fundamentals and prices were in Southeast Asia. Probably my favorite stock was top 10 holding Arab Malaysian Corp., a rapidly growing Malaysian bank. It is owned by the most experienced banker in Malaysia, who I believe will position the bank for excellent future performance. Another top stock was YTL Corp., a Malaysian construction and power company. This company won a contract to build an independent power facility in Malaysia, which was hugely profitable. Now it's taking the same formula to Singapore, China and Thailand. That said, both stocks were hurt by the sell-off in the Malaysian market over the period.
Q.  HOW DOES THE FUND LOOK GOING FORWARD?
A. As I have stressed in this report, I feel that the fund owns extremely good stocks, and that it's just a matter of time before the market recognizes the solid fundamentals of these companies. In fact, I have never seen such solid companies with good fundamentals at cheaper prices. Since many of these companies are in Southeast Asia, I still have some concerns about how these markets are perceived and about how rumors and fears may affect them. That said, share prices follow earnings, and it's just a question of time before increased earnings are reflected in higher share prices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by
investing mainly in equity securities of
emerging market issuers which can be found
in regions such as Southeast Asia, Latin
America and Eastern Europe
FUND NUMBER: 322
TRADING SYMBOL: FEMKX
START DATE: November 1, 1990
SIZE: as of April 30, 1997, more than $1.1
billion
MANAGER: Richard Hazlewood, since 1993;
assistant, Fidelity Low-Priced Stock Fund and
Fidelity Contrafund, 1992-93; analyst,
Japanese stocks, 1991-92; joined Fidelity in
1991
(checkmark)
RICHARD HAZLEWOOD ON HOW RUMORS AFFECT THE
PERFORMANCE OF EMERGING MARKETS:
"When it comes to emerging markets, especially in Southeast Asia, rumors and fears play a key role in how certain countries and companies perform. For instance, as we've discussed in this report, many companies throughout Malaysia suffered over the past several months, not because they had bad fundamentals or performed poorly, but because there were rumors and concerns that Malaysia would become the next Thailand.
"A good example of how wild the rumors have become is one that recently hit a Philippine property company.
Empire East saw its stock fall dramatically on a rumor that its management had absconded with company money and that the company was about to declare bankruptcy. In one day, based on this untrue information, the stock fell 30%. I should note that this was in the context of a larger market fear that the Philippines' property market could become as oversupplied as Thailand's. In this context, everyone was overly concerned that they should sell all their real estate holdings, even though the country's property market was very different from Thailand's.
"I have been in this industry for 15 years, and normally there are meaningful reasons why markets go up and down. I've never seen the rumor mill have such an impact on one part of the world before."
(solid bullet)  An issue to keep in mind about the Morgan
Stanley Capital International Emerging Markets Free
Index is that it's constantly redefining itself. We talked about the addition of Taiwan in 1996. The latest news is that Portugal will soon be removed from the index, and Russia may be added in its place. With the index making changes every few months, it puts added pressure on the fund. To keep up would require shifting amounts as large as $130 million out of one market and into another.
EMERGING MARKETS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United States 3.3%
Brazil 12.5%
Thailand 7.3%
Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 7.3
Row: 1, Col: 3, Value: 9.1
Row: 1, Col: 4, Value: 5.7
Row: 1, Col: 5, Value: 19.8
Row: 1, Col: 6, Value: 6.3
Row: 1, Col: 7, Value: 28.0
Row: 1, Col: 8, Value: 5.1
Row: 1, Col: 9, Value: 2.9
Row: 1, Col: 10, Value: 12.5
South Africa 9.1%
India 2.9%
Indonesia 5.1%
Philippines 5.7%
Other 19.8%
Malaysia 28.0%
Mexico 6.3%
AS OF OCTOBER 31, 1996
Argentina 2.4%
Thailand 9.2%
Row: 1, Col: 1, Value: 9.199999999999999
Row: 1, Col: 2, Value: 5.9
Row: 1, Col: 3, Value: 4.7
Row: 1, Col: 4, Value: 16.5
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 32.6
Row: 1, Col: 7, Value: 2.6
Row: 1, Col: 8, Value: 5.2
Row: 1, Col: 9, Value: 15.1
Row: 1, Col: 10, Value: 2.4
Brazil 15.1%
South Africa 5.9%
Philippines 4.7%
Indonesia 5.2%
Korea (South)
2.6%
Other 16.5%
Malaysia
32.6%
Mexico 5.8%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   94.6%         96.6

Bonds                    2.1%          0.6

Short-term investments   3.3%          2.8

TOP TEN STOCKS
                                      % OF FUND'S   % OF FUND'S
                                      INVESTMENTS   INVESTMENTS
                                                    IN THESE
                                                    STOCKS
                                                    6 MONTHS AGO

Telebras sponsored ADR                6.1           7.7
(Brazil, Telephone Services)

YTL Corp. BHD                         3.5           3.7
(Malaysia, Construction)

Hong Leong Bank BHD                   3.4           3.8
(Malaysia, Banks)

Industrial Finance Corp.              3.4           3.1
 of Thailand (For. Reg.)
(Thailand, Credit & Other Finance)

Hong Leong Credit BHD                 2.7           2.7
(Malaysia, Credit & Other Finance)

Grupo Carso SA de CV Class A-1        2.7           2.0
(Mexico, Tobacco)

Arab Malaysian Corp. BHD              2.5           2.5
(Malaysia, Credit & Other Finance)

Indochina Goldfields Ltd.             2.3           0.1
(Canada, Precious Metals)

Thai Military Bank Ltd. (For. Reg.)   2.3           2.2
(Thailand, Banks)

Centrais Electricas Brasileiras SA    1.8           1.2
(Brazil, Electric Utilities)

TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET
                                           SECTORS
                                           6 MONTHS AGO

Finance                      38.4          40.1

Utilities                    12.6          14.4

Construction & Real Estate   11.7          14.4

Nondurables                  7.9           7.0

Holding Companies            6.0           5.0

Precious Metals              4.9           0.8

Basic Industries             4.8           7.1

Energy                       4.0           1.9

Media & Leisure              3.3           1.8

Technology                   1.2           0.1

EMERGING MARKETS
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.5%
 SHARES VALUE (NOTE 1)
ARGENTINA - 2.8%
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing
 Class B shares   142,806 $ 3,474,181
Central Costanera SA ADR (b)  36,200  1,272,430
Ciadea SA   181,500  726,105
IRSA (Inversiones Y Representa) SA GDR  22,700  794,500
Perez Companc Class B  2,642,710  21,435,486
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  178,600  4,933,825
  32,636,527
AUSTRALIA - 0.0%
Overseas & General Ltd. (a)  280,750  42,760
BANGLADESCH - 0.0%
Advanced Chemical Industries  15,650  39,335
Beximco Pharmaceuticals Ltd.   98,170  239,071
  278,406
BERMUDA - 0.6%
AES China Generating Co. Class A (a)  10,000  185,000
Central European Media Class C (a)  1,000  28,375
Credicorp Ltd.   245,385  5,153,085
FPB Bank Holding Co. Ltd.   2,250,000  914,929
GZI Transport Ltd.   1,632,000  979,642
GZI Transport Ltd. (warrants) (a)  326,400  52,248
  7,313,279
BRAZIL - 12.5%
Bradesco PN  747,486,354  6,185,450
Centrais Electricas Brasileiras SA  46,640,800  21,753,572
Compania Cervejaria Brahma:
 PN (Pfd. Reg.)  17,450,648  11,872,250
 PN (Pfd. Reg.) (warrants) (a)  1,297,021  91,717
 ON (Reg.) (a)  130,097  89,304
Compania Energertica Minas Gerais  58,400,000  2,662,859
Itaubanco PN (Pfd. Reg.)  9,231,000  4,991,137
Itausa Investimentos Itau SA  2,136,900  1,808,463
Karsten PN  1,451,638  16,353
Klabin Industria de Papel e
 Celulose PN  1,413,887  1,462,481
Multicanal Participacoes SA
 sponsored ADR  72,000  1,044,000
Perdigao SA Comercio e Industria PDG
 (Pfd. shares)  9,292,745  19,224
Perdigao SA Comercio e Industria PDG  427,455  824
Petrobras PN (Pfd. Reg.)  51,500,000  10,823,498
Souza Cruz Industria Comerico  464,600  3,757,168
Telebras sponsored ADR  632,000  72,522,000
Telebras ON  60,000,000  6,460,104
Telesp ON (a)  1,896,269  525,132
Votorantim Celulose e Papel SA
 (Pfd. Reg.)  47,768,505  1,347,554
  147,433,090
CANADA - 2.6%
First Dynasty Mines Ltd. (a)  1,178,900  2,362,102
Indochina Goldfields Ltd. (a)  2,918,800  26,839,300
Indochina Goldfields Ltd. (a)(b)  139,000  1,278,149
  30,479,551
CHILE - 1.9%
Banco Santander Chile SA, Series A
 sponsored ADR  175,300  2,804,800
Empresa Nacional de Electricidad SA
 sponsored ADR  155,200  2,987,600

 SHARES VALUE (NOTE 1)
Enersis SA sponsored ADR  304,400 $ 9,588,600
Madeco SA ADR  39,400  1,078,575
Soc Quimica y Minera de Chile ADR  98,000  5,806,500
Vina Concha Stet y Toro SA
 sponsored ADR  20,200  659,025
  22,925,100
CHINA (PEOPLES REPUBLIC) - 0.4%
Beijing Datang Power Class H (b)  58,000  30,136
China Southern Glass Co. Ltd. Class B  30,000  21,765
Guangdong Electric Power Development
 Co. Ltd. Class B  1,169,835  1,315,338
Heilongjiang Electric Power Co. Ltd.
 Class B  2,754,400  2,451,416
Inner Mongolia Erdos Cashmere
 Products Co. Ltd. Class B (a)  1,203,689  1,141,097
  4,959,752
COLOMBIA - 1.0%
Banc Industrial Colombiano
 sponsored ADR  113,000  2,048,125
Banco de Bogota  58,622  356,115
Compania Nacional de Chocolates  130,000  1,154,205
Noel (Industria Alimenticias)  79,337  382,598
Suramericana de Seguros SA  340,700  8,450,630
  12,391,673
CROATIA - 0.0%
Pliva DD GDR unit (Reg.) (a)  3,700  58,830
CZECH REPUBLIC - 0.0%
Komercni Banka AS  1,400  98,943
GREECE - 1.4%
Alpha Credit Bank  142,500  10,128,232
Alpha Credit Bank (rights)  122,000  898,396
Ergo Bank SA (Reg.)  88,750  5,851,258
  16,877,886
HONG KONG - 2.2%
Cheung Kong Holdings Ltd.   1,000  8,778
Citic Pacific Ltd. Ord.   20,000  108,178
Dao Heng Bank Group Ltd.   5,000  23,753
Dah Sing Financial Holdings Ltd.   200,000  831,343
Guoco Group Ltd.   700,000  3,325,373
HSBC Holdings PLC  10,000  252,292
International Bank of Asia Ltd.   2,210,000  1,255,277
JCG Holdings Ltd.   100,000  80,036
Kumagai Gumi  100,000  108,436
Lai Sun Hotels International Ltd.   16,852,000  4,459,639
Lai Sun Hotels International Ltd.
 (warrants) (a)  146,184  13,965
Lai Sun Development Co. Ltd.   728,000  888,091
Liu Chong Hing Bank Ltd.   1,600,000  2,943,265
Liu Chong Hing Investment Ltd.   5,770,000  6,591,945
Magnum International Holdings Ltd. (a)  3,750,000  169,431
Magnum International Holdings Ltd.
 (warrants) (a)  250,000  -
Pacific Ports Co. Ltd.   4,656,000  1,743,032
Peregrine Investments Holdings Ltd.   1,700,000  2,611,502
Sun Hung Kai Properties Ltd.   1,000  10,844
  25,425,180
HUNGARY - 0.0%
OTP Bank GDR unit  2,000  47,000
Pannonplast Plastic Industries PLC  2,000  99,740
  146,740
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDIA - 2.9%
Bharti Telecom Ltd.   14,000 $ 39,281
Bharat Petroleum Corp. Ltd.   56,000  572,166
Bajaj Auto Ltd.   126,300  3,169,249
Chemplast Sanmar Ltd.   210,000  217,464
Chemplast Sanmar Ltd. (b)  315,000  326,196
Crompton Greaves Ltd. (a)  300,000  619,228
HDFC Bank Ltd. (a)  500  805
Industrial Development Bank of India  215,000  541,562
Industrial Credit & Investments Corp.
 Ltd. (a)   5,785,250  9,118,622
Larsen and Toubro Ltd.   1,400  8,647
Mahindra & Mahindra Ltd.   150,000  1,446,823
Mahindra & Mahindra Ltd. GDR  83,333  999,996
Mahanagar Telephone Nigam Ltd.   531,100  4,362,167
Maral Overseas Ltd.   54,400  41,870
Oriental Bank of Commerce (a)  522,000  1,049,659
Prime Securities (a)  300,000  196,054
Ranbaxy Laboratories Ltd.   10,250  185,856
Reliance Industries Ltd.   5,997  50,950
SCICI Ltd. (a)  926,650  570,528
Shriram Industrial Enterprises Ltd.
 GDR (a)(b)  105,600  105,600
State Bank of India (a)  1,090,000  9,705,341
Tata Engineering & Locomotive Ltd.   11,130  125,536
TVS Suzuki  5,000  56,365
Zee Telefilms Ltd.   88,300  229,806
  33,739,771
INDONESIA - 5.1%
Apac Centertex Corp. (For. Reg.)
 (warrants)  (a)  5,838,375  360,394
Astra International PT (For. Reg.)  2,405,500  8,810,275
Bank Bali PT:
 (For. Reg.)  175,000  421,297
 (For. Reg.) (warrants) (a)  100,000  84,362
Bank Dagang Nasional Indonesia PT  10,325,000  10,303,765
Bank Dagang Nasional Indonesia PT
 (For. Reg.) (warrants) (a)  1,550,000  542,182
Bank International Indonesia PT
 (For. Reg.)  2,349,606  1,692,105
Bank Niaga PT  1,537,200  4,301,633
Barito Pacific Timber PT (For. Reg.)  1,000,000  946,503
Bhuwanatala Indah Permai (For. Reg.)
 (warrants) (a)  1,260,000  137,408
Bimantara Citra (For. Reg.)  100,500  136,482
Gudang Garam PT Perusahaan
 (For. Reg.)  115,000  482,716
Panin Bank PT (For. Reg.)  4,604,750  6,727,110
PT Bank International Indonesia
 (warrants) (For. Reg.) (a)  483,668  154,256
PT Perdanacipta Multi Finance
 (For. Reg.) (e)  13,600,000  7,135,808
Putra Surya Multidana PT (For. Reg.)  643,500  728,241
Sampoerna Hanjaya Mandala
 (For. Reg.)  4,231,051  17,019,984
Van Der Horst Indonesia (For. Reg.)  417,514  227,657
  60,212,178
ISRAEL - 0.4%
Bank Hapoalim BM (a)  600,000  1,276,971
Elbit Computer Ltd.   7,500  15,703
Elbit Medical Imaging Ltd.   7,500  49,688
Elbit Systems Ltd.   7,500  64,688

 SHARES VALUE (NOTE 1)
First International Bank of Israel (a) 3,580 $ 2,900,152 Gilat Satellite Networks Ltd. (a) 5,000 157,500
Teva Pharmaceutical Industries Ltd. ADR  4,000  203,000
  4,667,702
KOREA (SOUTH) - 1.9%
Hana Bank GDR (b)  91,572  1,167,543
Hana Bank GDR (Reg.)  20,087  256,109
Hyundai Electronic Industries Co. Ltd.   70,400  2,809,686
Hyundai Fire & Marine Insurance Co.   7,100  244,361
Housing & Commercial Bank  126,300  2,463,982
Kookmin Bank  142,701  2,710,039
LG Insurance Co. Ltd.   26,700  1,676,233
LG Semicon Co. Ltd.   133,700  4,151,894
Oriental Fire & Marine Insurance  17,030  389,475
SK Telecom Ltd.   868  665,596
Samsung Electronics Co. Ltd. (vtg.)  8,000  657,632
Shinhan Bank  97,450  1,407,125
Samsung Fire & Marine Insurance  8,195  2,826,448
Yukong Ltd. NV GDR (b)  185,932  697,245
Yukong Ltd. GDR (b)  11,657  103,894
  22,227,262
MALAYSIA - 26.4%
Arab Malaysian Corp. BHD  7,206,000  29,851,584
Arab Malaysian Finance BHD (rights) (a)  9,503,292  38
Arab Malaysian Finance BHD (For. Reg.) 9,635,332 21,109,072 Advance Synergy BHD 1,300,000 1,698,466
Affin Holdings BHD  100,000  240,988
AMMB Holdings BHD  110,000  731,727
AMMB Holdings BHD (warrants) (a)  1,000  -
Bandar Raya Development BHD  50,000  73,691
Boustead Holdings BHD  3,475,000  7,613,025
HLG Capital BHD  4,060,333  11,240,515
Hong Leong Properties BHD  133,000  181,183
Hong Leong Bank BHD  13,934,000  40,239,593
Hong Leong Bank BHD (warrants) (a)  3,931,200  4,431,506
Hong Leong Credit BHD  6,261,000  32,421,031
Hume Industries BHD  3,465,000  18,494,722
Hume Industries BHD (warrants) (a)  2,251  2,700,480
Inchcape Timuran BHD  1,150,000  1,988,050
Industrial Oxygen, Inc. BHD  5,103,000  6,341,908
Kamunting Corp. BHD  15,817,000  11,340,609
Leisure Management BHD  694,333  3,014,630
Malaysian Plantations BHD  12,672,000  18,978,976
Malaysian Resources Corp. BHD 3,703,000 10,620,036 Multi-Purpose Holdings BHD 9,409,000 15,366,222
Omega Holdings BHD  1,450,000  5,429,197
Phileo Allied BHD  600,000  1,194,981
Sungei Bagen Rubber Co. BHD  10,000  549,691
TA Enterprise BHD  100,000  116,714
Tan Chong Motor Holdings BHD  2,186,000  4,057,662
YTL Cement BHD  2,620,800  7,777,319
YTL Corp. BHD  10,316,800  41,916,495
YTL Corp. BHD (rights) (a)  1,021,680  -
YTL Power International BHD   1,021,680  1,627,851
YTL Power International BHD (f)  6,948,000  11,070,305
  312,418,267
MEXICO - 6.3%
BANACCI SA de CV Class B (a)  2,541,000  5,439,977
Cifra SA de CV, Series A  393,255  593,592
Cifra SA Series C  3,215,300  4,934,171
Corporacion Geo SA de CV Class B
 sponsored ADR (a)(b)  12,700  231,775
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEXICO - CONTINUED
Corporacion Geo SA de CV (a)  610,960 $ 2,843,462
Gruma SA Class B sponsored
 ADR (a)(b)  157,500  2,992,500
Grupo Carso SA de CV Class A-1  5,520,000  31,870,189
Grupo Financiero Bancomer Class B (a) 7,127,900 2,492,523 Grupo Elektra SA 425,000 3,982,704
Grupo Modelo SA de CV Class C Ord.   1,109,300  6,725,567
Grupo Financiero Inbursa SA Class B 2,021,208 6,915,328 Kimberly Clark de Mexico SA Class A 475,000 1,762,579
Tubos De Acero De Mexico ADR (a)  195,000  3,193,125
  73,977,492
PAKISTAN - 0.2%
Askari Commercial Bank (a)  113  76
Askari Leasing Ltd.   17,200  10,435
Dandot Cement Co. Ltd. (a)  93,750  12,803
DG Kahn Cement Ltd. (a)  212,865  72,797
First Grindlays Modarba  490  133
Hub Power Co. Ltd. GDR (a)  26,300  598,325
Maple Leaf Cement Factory Ltd. (a)  270,000  67,165
Pakistan State Oil Co. Ltd.   256,011  1,885,109
Pakland Cement Ltd. (a)  30,000  8,732
Sunflo Cit-Russ Ltd. (a)  100  22
Sui Southern Gas Pipelines Ltd. (a)  110,167  67,844
Trust Leasing Corp. Ltd. (a)  20,666  4,230
Union Bank Ltd. (a)  2,743  676
  2,728,347
PERU - 0.8%
Compania de Minas Buenaventura SA:
 Class A  83,863  788,133
 Class B  20,966  227,318
 Class B sponsored ADR  363,700  7,910,475
 Class T  58,331  498,948
  9,424,874
PHILIPPINES - 5.6%
Aboitiz Equity Ventures, Inc. (a)  2,000,080  174,448
Belle Resources Corp. (a)  1,000,000  238,908
Centennial City, Inc.   85,051,200  6,579,612
Empire East Land, Inc. (a)  28,950,000  5,379,408
Equitable Banking Corp. (b)  79,500  310,523
Guoco Holdings Philippines, Inc.   104,616,000  15,273,853
JG Summit Holdings, Inc. Class B  100,000  23,891
Lepanto Consolidated Mining Co. (a) 245,268,000 8,463,929 Liberty Telecoms Holdings, Inc. (a) 64,130,000 1,799,629 Liberty Telecoms Holdings, Inc. (a)(b) 20,919,000 587,033 Megaworld Properties & Holdings,
 Inc. (a)  64,399,500  14,408,686
Metro Pacific, Inc. Class B  4,897,366  1,132,876
Mondragon International
 Philippines, Inc. (a)  392,200  141,293
PICOP Resources (a)(e)  31,423,900  4,587,864
Robinson's Land Corp. (a)  51,999,000  7,493,217
SM Prime Holdings, Inc. (a)  286,000  74,835
United Paragon Mining Corp. (a)  4,500,000  2,219
  66,672,224
POLAND - 0.1%
Bank Slaski SA  11,000  933,765
BRE (Bank Rozwoju Eksportu)  30,000  716,092
Wedel SA  1,000  59,279
  1,709,136

 SHARES VALUE (NOTE 1)
PORTUGAL - 0.1%
CIN  8,750 $ 488,489
Mague (Constru Metalom)  1,586  42,080
Unicer (Uniao Cervejeira) SA  10,000  170,935
  701,504
RUSSIA - 0.1%
Tatneft AO sponsored ADR (a)(b)  5,000  370,000
Vimpel Communications
 sponsored ADR (a)  10,000  302,500
  672,500
SINGAPORE - 0.7%
ABR Holdings Ltd.   1,523,000  1,231,281
Amcol Holdings Ltd.   50,000  58,458
Asiamatrix Ltd. (a)(e)  1,510,000  954,706
Focal Finance Ltd.   263,200  487,407
Focal Finance Ltd. (warrants) (a)  78,960  38,738
Hong Leong Finance Ltd. (warrants) (a)  424,600  231,781
Keppel Finance Ltd. (warrants) (a)  212,000  116,459
Kim Engineering Holdings Ltd.   3,000,000  2,466,833
L&M Group Investments Ltd.   100,000  100,884
Overseas Union Trust Ltd. (For. Reg.)  847,200  1,363,997
Overseas Union Trust (For. Reg.)
 (rights) (a)  119,000  88,806
Singapore Finance Ltd.   104,480  155,940
Tat Lee Finance Ltd.   642,000  754,146
Tat Lee Finance Ltd. (warrants) (a)  494,023  157,028
Transmarco Ltd.   40,000  328,911
United Pulp & Paper Co. Ltd.   100,000  88,447
  8,623,822
SOUTH AFRICA - 9.1%
Amalgamated Banks of South Africa Ltd.   720,756  4,747,786
Anglo American Corp. of South Africa
 Ltd. (Reg.)  20,000  1,276,978
Anglo American Coal Corp. Ltd.   307  20,637
Barlow Rand Ltd. Ord.   100,000  1,101,619
Cashbuild Ltd. (a)  10,000  8,768
Centenary Depositary AG unit  75,000  2,697,842
De Beers Consolidated Mines Ltd. ADR  375,000  13,494,141
Energy Africa Ltd. (a)  687,418  2,897,727
First National Bank Holdings Ltd.   1,110,000  7,960,656
Fedsure Holdings Ltd.   416,700  3,513,096
Gencor Ltd. (Reg.)  820,000  3,447,392
ISCOR Ltd.   100,000  69,245
Liberty Life Association of Africa Ltd.   431,406  12,050,853
Metropolitan Life Ltd.   2,481,000  4,886,142
Nedcor Ltd.   564,604  11,487,559
Nedcor Ltd. (warrants) (a)(b)  85,000  701,250
Nedcor Ltd. GDR (b)  102,601  2,052,020
Polifin Ltd.   45,702  82,198
Rembrandt Group Ltd.   898,600  9,454,694
Sage Group Ltd.   30,778  163,301
Sappi Ltd.   100,000  870,054
Sasol Ltd.   1,320,900  16,927,001
Smith (CG) Ltd.   20,000  115,558
South African Breweries Ltd.
 sponsored ADR  5,105  149,959
South African Breweries Ltd. (a)  100,000  2,945,144
Southern Life Association Ltd., (The)  481,515  4,709,061
Standard Bank Investment Corp.   5,000  229,879
  108,060,560
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SRI LANKA - 0.3%
Aitken Spence & Co. Ltd.   95,000 $ 249,134
Asia Capital Ltd. (a)  90,310  13,348
Development Finance Corp. of Ceylon  289,288  1,343,821
John Keells Holdings Ltd.   112,979  433,213
John Keells Holdings Ltd. GDR  101,224  759,180
National Development Bank  196,600  797,027
Sampath Bank Ltd.   90,000  100,338
  3,696,061
SWITZERLAND - 0.2%
Financiere Richemont AG unit  165,000  2,411,196
TAIWAN (FREE CHINA) - 0.5%
Acer, Inc. (a)  500,000  1,274,403
Taiwan Semiconduct
 Manufacturing Co. Ltd.   640,000  2,174,982
United Micro Electronics Corp.   818,000  1,981,417
  5,430,802
THAILAND - 7.3%
Ayudhya Life Assurance Co. (For. Reg.)  7,500  17,228
Ayudhya Insurance Co.   231,800  1,916,876
Bangkok Bank Ltd. (For. Reg.)  165,700  1,535,199
Bumrungrad Hospital PCL (For. Reg.)  75,000  66,041
Bangkok Union Insurance Co. Ltd.
 (For. Reg.)   50,000  58,384
Bangkok Expressway PCL (For. Reg.) (a)  100,000  107,198
Berli Jucker PCL  55,000  202,144
Charan Insurance PCL (For. Reg.)  317,300  577,020
Deves Insurance Co. Ltd.   60,000  163,093
Industrial Finance Corp. of Thailand
 (For. Reg.)  14,919,466  39,983,254
Krung Thai Bank Ltd. (For. Reg.)  1,888,610  2,367,993Kiatnakin Finance &
Securities
 PCL (warrants) (a)  24,516  8,729
Nithipat Capital PCL  1,895,900  1,560,561
Nithipat Capital PCL (For. Reg.)
 (warrants) (a)  49,800  7,245
Pacific Insurance PCL  66  66
Phatra Insurance PCL (For. Reg.)  26,000  177,182
Property Perfect PCL (For. Reg.)
 (warrants) (a)  4,444  1,259
Safety Insurance PCL (For. Reg.)  363,200  232,910
Siam City Bank PCL (For. Reg.)  8,070,550  6,565,819
Siam Commercial Life Assurance
 (For. Reg.)  215,100  69,998
S Khon Kaen Food Industry PCL
 (For. Reg.)  30,700  76,397
Thai Farmers Bank PCL  353,100  2,135,904
Thai Farmers Bank PCL (For. Reg.)
 (warrants) (a)  123,987  90,190
Thai Military Bank Ltd. (For. Reg.)  18,406,880  26,778,769
Thai Reinsurance Co. Ltd. (For. Reg.)  340,000  1,028,331
Tong Hua Daily News Co. Ltd.
 (For. Reg.)  657,500  203,895
  85,931,685
TURKEY - 0.4%
Akbank  57,359,505  3,680,828
Aksigorta (b)  1,385,250  65,393
Altinyildiz Mensucat Ve Konfeksiyon
 Fabrikalari AS  1,080,000  145,381
Anadolu Anonim Turk Sigoria SK   10,294,000  463,164
Bossa Ticaret Ve Sanayi
 Isletmeleri (b)  1,500,000  107,321
Turkiye Garanti Bankasi AS  8,034,312  444,458
  4,906,545

 SHARES VALUE (NOTE 1)
UNITED KINGDOM - 0.2%
Bakyrchik Gold PLC (a)  1,155,673 $ 2,720,541
VENEZUELA - 0.5%
Electricidad de Caracas  3,130,927  3,396,039
Mavesa SA sponsored ADR  408,975  2,811,703
  6,207,742
TOTAL COMMON STOCKS
 (Cost $1,065,540,493)    1,118,207,928
CONVERTIBLE PREFERRED STOCKS - 0.1%
PHILIPPINES - 0.1%
PDCP Development Bank (a)  1,126,069  512,432
PDCP Development Bank (a)(f)  1,126,069  512,432
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $859,496)    1,024,864
CORPORATE BONDS - 2.1%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT (C)
CONVERTIBLE BONDS - 2.1%
MALAYSIA - 1.6%
AMMB Holdings BHD
 7 1/2%, 5/8/02 - MYR 10,000  3,983
Arab Malaysia Corp. BHD
 5%, 5/2/02 - MYR 500,000  310,695
Arab Malaysian Finance BHD
 7 1/2%, 11/20/99 - MYR 3,242,666  2,208,707
Hospital Pantai BHD
 5%, 9/22/01 - MYR 87,000  280,701
Malaysian Plantations BHD
 5%, 3/31/02 - MYR 16,268,000  9,395,977
Multi-Purpose Holdings BHD
 3%, 1/13/02 - MYR 18,409,000  6,856,170
  19,056,233
NETHERLANDS - 0.5%
Liblife International NV euro
 6 1/2%, 9/30/04 -   $ 4,500,000  5,490,000
TOTAL CONVERTIBLE BONDS   24,546,233
NONCONVERTIBLE BONDS - 0.0%
MALAYSIA - 0.0%
AMMB Holdings
 5%, 5/13/02 - MYR 10,000  4,043
TOTAL CORPORATE BONDS
 (Cost $23,587,807)   24,550,276
CASH EQUIVALENTS - 3.3%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (d)
 (Cost $39,016,350)  39,016,350 $39,016,350
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,129,004,146) $  1,182,799,418
CURRENCY ABBREVIATION
MYR - Malaysian ringgit
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,399,008 or 1.1% of net assets.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(e) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
APAC Centertex Corp. PT (For. Reg.) $ - $ 6,485,466 $ - $ -
Asiamatrix Ltd.   -  299,768  -  954,706
Heilongjiang Electric Power Co. Ltd. Class B   -  1,069,187  -  -
Liberty Telecoms Holdings, Inc.   -  2,219,482  -  -
PICOP Resources   -  -  -  4,587,864
PT Bhuwanatala Indah Permai (For. Reg.)  -  -  -  -
PT Perdanacipta Multi Finance (For. Reg.)  -  850,141  -  7,135,808
TOTALS  $ - $ 10,924,044 $ - $ 12,678,378
(f) Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $487,191,089 and $576,602,370, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,592 for the period.
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $2,821,000 and $1,738,000, respectively. The weighted average interest rate was 5.6% (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $1,132,675,927. Net unrealized appreciation aggregated $50,123,491, of which $207,052,027 related to appreciated investment securities and $156,928,536 related to depreciated investment securities. At October 31, 1996, the fund had a capital loss carryforward of approximately $116,433,000, of which $11,421,000 and $105,012,000 will expire on September 30, 2002 and 2004, respectively.
The fund intends to elect to defer to its taxable year ending September 30, 1997 approximately $22,403,000 of losses recognized during the period October 1, 1995 to September 30, 1996.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries    4.8%
Cash Equivalents   3.3
Construction & Real Estate  11.7
Durables    0.6
Energy    4.0
Finance   38.4
Health    0.1
Holding Companies   6.0
Media & Leisure   3.3
Nondurables   7.9
Precious Metals   4.9
Retail & Wholesale   0.8
Services    0.3
Technology    1.2
Transportation   0.1
Utilities  12.6
     100.0%
EMERGING MARKETS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $1,129,004,146) -                                                       $ 1,182,799,418
See accompanying schedule

Foreign currency held at value New Taiwan dollars (cost $679,847)                                                 676,895

Receivable for investments sold                                                                                   9,191,614

Receivable for fund shares sold                                                                                   1,112,859

Dividends receivable                                                                                              5,744,974

Interest receivable                                                                                               155,176

Redemption fees receivable                                                                                        3,198

 TOTAL ASSETS                                                                                                     1,199,684,134

LIABILITIES

Payable for investments purchased                                                                 $ 16,502,610
Regular delivery

 Delayed delivery                                                                                  11,687,121

Payable for fund shares redeemed                                                                   4,981,992

Accrued management fee                                                                             753,177

Other payables and accrued expenses                                                                565,833

 TOTAL LIABILITIES                                                                                                34,490,733

NET ASSETS                                                                                                       $ 1,165,193,401

Net Assets consist of:

Paid in capital                                                                                                  $ 1,243,125,493

Distributions in excess of net investment income                                                                  (14,774,405)

Accumulated undistributed                                                                                         (117,084,279)
net realized gain (loss) on investments and foreign
currency transactions

Net unrealized appreciation (depreciation) on investments                                                         53,926,592
and assets and liabilities in foreign currencies

NET ASSETS, for 71,138,282                                                                                       $ 1,165,193,401
shares outstanding

NET ASSET VALUE and redemption price per share ($1,165,193,401 (divided by) 71,138,282 shares)                    $16.38

Maximum offering price per share (100/97.00 of $16.38)                                                            $16.89


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 13,396,641
Dividends

Interest                                                                           855,844

                                                                                   14,252,485

Less foreign taxes withheld                                                        (1,137,703
                                                                                  )

 TOTAL INCOME                                                                      13,114,782

EXPENSES

Management fee                                                     $ 4,659,838

Transfer agent fees                                                 1,867,610

Accounting fees and expenses                                        327,537

Non-interested trustees' compensation                               5,207

Custodian fees and expenses                                         936,400

Registration fees                                                   40,260

Audit                                                               49,981

Legal                                                               10,272

Interest                                                            541

Miscellaneous                                                       47,830

 Total expenses before reductions                                   7,945,476

 Expense reductions                                                 (11,967        7,933,509
                                                                   )

NET INVESTMENT INCOME                                                              5,181,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   33,193,208
 realized loss of $2,902,341
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (340,104       32,853,104
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (41,661,638
                                                                   )

 Assets and liabilities in                                          209,779        (41,451,859
 foreign currencies                                                               )

NET GAIN (LOSS)                                                                    (8,598,755
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (3,417,482
                                                                                  )

OTHER INFORMATION                                                                 $ 430,673
 Sales charges paid to FDC

 Expense reductions                                                               $ 10,267
 Directed brokerage arrangements

  Custodian interest credits                                                       1,700

                                                                                  $ 11,967


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                             SIX MONTHS ENDED   YEAR ENDED
                                                                                              APRIL 30, 1997     OCTOBER 31,
                                                                                              (UNAUDITED)        1996

Operations                                                                                    $ 5,181,273       $ 9,827,956
Net investment income

 Net realized gain (loss)                                                                     32,853,104        (12,982,670)

 Change in net unrealized appreciation (depreciation)                                         (41,451,859)      124,808,332

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              (3,417,482)       121,653,618

Distributions to shareholders                                                                 (5,181,273)       (12,640,733)
From net investment income

 In excess of net investment income                                                           (12,804,082)      (6,384,938)

 TOTAL DISTRIBUTIONS                                                                          (17,985,355)      (19,025,671)

Share transactions                                                                            246,439,986       640,979,260
Net proceeds from sales of shares

 Reinvestment of distributions                                                                17,580,932        18,581,507

 Cost of shares redeemed                                                                      (340,911,157)     (595,850,851)

 Redemption fees                                                                              322,698           1,242,758

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                      (76,567,541)      64,952,674

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     (97,970,378)      167,580,621

NET ASSETS

 Beginning of period                                                                          1,263,163,779     1,095,583,158

 End of period (including distributions in excess of net investment income of $14,774,405
and $1,970,323,                                                                               $ 1,165,193,401   $ 1,263,163,779
respectively)

OTHER INFORMATION

Shares                                                                                        13,908,697        38,644,131
 Sold

 Issued in reinvestment of distributions                                                      1,073,319         1,242,911

 Redeemed                                                                                     (19,887,762)      (36,185,962)

 Net increase (decrease)                                                                      (4,905,746)       3,701,080



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS       YEARS ENDED OCTOBER 31,
                                                    ENDED
                                                    APRIL 30, 1997

SELECTED PER-SHARE DATA                             (UNAUDITED)      1996        1995          1994 F        1993        1992

Net asset value, beginning of period                 $ 16.61       $ 15.14       $ 19.25       $ 16.18       $ 11.05     $ 10.40

Income from Investment Operations

 Net investment income                                .07 E         .12 E         .05           .06           .06 E       .08

 Net realized and unrealized gain (loss)              (.05) I       1.60          (4.13)        2.97          5.28        .76

 Total from investment operations                     .02           1.72          (4.08)        3.03          5.34        .84

Less Distributions

 From net investment income                           (.07)         (.18)         (.04)         (.04)         (.08)       (.08)

 In excess of net investment income                   (.18)         (.09)         -             (.01)         -           -

 From net realized gain                               -             -             -             -             (.15)       (.14)

 Total distributions                                  (.25)         (.27)         (.04)         (.05)         (.23)       (.22)

Redemption fees added to paid in capital              -             .02           .01           .09           .02         .03

Net asset value, end of period                       $ 16.38       $ 16.61       $ 15.14       $ 19.25       $ 16.18     $ 11.05

TOTAL RETURN B, C                                     .12%          11.69%        (21.17)%      19.32%        49.58%      8.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)              $ 1,165,193   $ 1,263,164   $ 1,095,583   $ 1,976,371   $ 757,737   $ 13,732

Ratio of expenses to average net assets              1.31% A       1.30%         1.28%         1.52%         1.91%       2.60%
                                                                                                                        D

Ratio of expenses to average net assets after
expense                                               1.31% A       1.29%         1.28%         1.52%         1.91%       2.60%
reductions                                                         G

Ratio of net investment income to average net assets  .85% A        .74%          .46%          .39%          .44%        .90%

Portfolio turnover rate                               82% A         77%           78%           107%          57%         159%

Average commission rate H                            $ .0019       $ .0017


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. F EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. I THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
EUROPE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 6   PAST 1   PAST 5   PAST 10
APRIL 30, 1997                   MONTHS   YEAR     YEARS    YEARS

EUROPE                           9.16%    19.96%   94.09%   153.06%

EUROPE (INCL. 3% SALES CHARGE)   5.89%    16.36%   88.26%   145.47%

Morgan Stanley Capital           11.77%   20.96%   89.50%   175.53%
 International Europe Index

European Region                  9.62%    17.13%   82.43%   112.66%
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one, five or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization weighted index of over 550 stocks traded in 14 European markets. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 67 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
APRIL 30, 1997                   YEAR     YEARS    YEARS

EUROPE                           19.96%   14.18%   9.73%

EUROPE (INCL. 3% SALES CHARGE)   16.36%   13.49%   9.40%

Morgan Stanley Capital           20.96%   13.64%   10.67%
 International Europe Index

European Region                  17.13%   12.64%   7.76%
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Europe                      MS Europe Index (Net)
             00301                       MS002
  1987/04/30       9700.00                    10000.00
  1987/05/31       9860.97                     9944.36
  1987/06/30      10259.88                    10227.83
  1987/07/31      10994.73                    10572.25
  1987/08/31      11225.69                    10659.80
  1987/09/30      11631.60                    10729.27
  1987/10/31       8461.26                     8689.37
  1987/11/30       8083.33                     8306.92
  1987/12/31       8685.21                     8790.14
  1988/01/31       8272.29                     8429.54
  1988/02/29       8314.29                     8925.58
  1988/03/31       8699.21                     9171.14
  1988/04/30       8944.16                     9342.03
  1988/05/31       8846.18                     9167.26
  1988/06/30       8650.22                     9074.79
  1988/07/31       8559.24                     9095.13
  1988/08/31       8111.33                     8682.27
  1988/09/30       8489.25                     9154.78
  1988/10/31       9070.13                    10002.65
  1988/11/30       9182.11                    10126.00
  1988/12/31       9192.20                    10180.38
  1989/01/31       9628.56                    10549.04
  1989/02/28       9650.03                    10429.25
  1989/03/31       9814.56                    10504.84
  1989/04/30      10236.61                    10796.41
  1989/05/31       9957.62                    10243.19
  1989/06/30      10229.46                    10665.81
  1989/07/31      11145.10                    11921.26
  1989/08/31      11059.26                    11772.35
  1989/09/30      11560.00                    11974.51
  1989/10/31      10758.81                    11189.41
  1989/11/30      11388.32                    11810.66
  1989/12/31      12164.29                    13081.91
  1990/01/31      12316.25                    13046.86
  1990/02/28      11997.85                    12734.23
  1990/03/31      12359.67                    12913.90
  1990/04/30      12113.64                    12571.19
  1990/05/31      12858.98                    13594.31
  1990/06/30      13394.47                    14071.76
  1990/07/31      14204.94                    14664.34
  1990/08/31      12511.63                    13210.38
  1990/09/30      11274.22                    11654.59
  1990/10/31      11780.76                    12636.73
  1990/11/30      11766.29                    12763.71
  1990/12/31      11605.82                    12579.38
  1991/01/31      11835.42                    13002.65
  1991/02/28      12553.84                    14140.03
  1991/03/31      11879.86                    13191.08
  1991/04/30      11850.24                    13053.17
  1991/05/31      11902.08                    13438.21
  1991/06/30      10857.78                    12310.40
  1991/07/31      11405.85                    13162.40
  1991/08/31      11635.45                    13402.71
  1991/09/30      12057.62                    13805.50
  1991/10/31      11798.39                    13514.68
  1991/11/30      11442.88                    13196.54
  1991/12/31      12088.64                    14228.78
  1992/01/31      12142.24                    14224.68
  1992/02/29      12287.70                    14279.30
  1992/03/31      11866.62                    13779.56
  1992/04/30      12647.52                    14540.09
  1992/05/31      13267.65                    15367.52
  1992/06/30      13145.16                    15081.33
  1992/07/31      12670.49                    14542.52
  1992/08/31      12708.77                    14495.10
  1992/09/30      12509.72                    14255.36
  1992/10/31      11575.70                    13260.71
  1992/11/30      11568.04                    13254.24
  1992/12/31      11783.59                    13558.30
  1993/01/31      11721.16                    13581.08
  1993/02/28      11791.40                    13736.46
  1993/03/31      12563.96                    14443.10
  1993/04/30      12977.56                    14761.65
  1993/05/31      13133.63                    14920.46
  1993/06/30      12766.86                    14702.49
  1993/07/31      12774.66                    14752.95
  1993/08/31      13812.55                    16047.54
  1993/09/30      13796.95                    15997.69
  1993/10/31      14382.23                    16664.15
  1993/11/30      14101.29                    16304.44
  1993/12/31      14984.58                    17528.54
  1994/01/31      16066.10                    18421.19
  1994/02/28      15689.92                    17768.82
  1994/03/31      15251.04                    17265.91
  1994/04/30      15689.92                    17980.87
  1994/05/31      15086.46                    17216.53
  1994/06/30      14906.21                    17035.77
  1994/07/31      15588.04                    17928.61
  1994/08/31      16081.78                    18497.26
  1994/09/30      15862.34                    17763.78
  1994/10/31      16599.03                    18537.64
  1994/11/30      15979.90                    17827.56
  1994/12/31      15922.03                    17928.90
  1995/01/31      15579.71                    17788.54
  1995/02/28      15858.34                    18191.58
  1995/03/31      16240.47                    19035.76
  1995/04/30      16789.78                    19644.52
  1995/05/31      17124.14                    20046.74
  1995/06/30      17609.77                    20235.72
  1995/07/31      18397.91                    21290.49
  1995/08/31      18047.62                    20467.44
  1995/09/30      18843.72                    21085.73
  1995/10/31      18716.35                    20986.14
  1995/11/30      18596.93                    21135.37
  1995/12/31      18920.96                    21805.15
  1996/01/31      18979.00                    21947.69
  1996/02/29      19675.47                    22347.52
  1996/03/31      20156.37                    22614.74
  1996/04/30      20463.16                    22778.37
  1996/05/31      21051.84                    22954.39
  1996/06/30      21275.71                    23207.13
  1996/07/31      20869.43                    22916.44
  1996/08/31      21574.20                    23596.48
  1996/09/30      21939.02                    24092.98
  1996/10/31      22486.25                    24652.31
  1996/11/30      23348.56                    25901.55
  1996/12/31      23769.91                    26403.28
  1997/01/31      23671.65                    26474.91
  1997/02/28      24180.81                    26824.75
  1997/03/31      24636.38                    27691.09
  1997/04/30      24547.05                    27553.36
Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on April 30, 1987 and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $24,547 - a 145.47% increase on the initial investment. For comparison, look at how the the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,553 - a 175.53% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Sally Walden, Portfolio Manager of Fidelity Europe Fund
Q. SALLY, HOW DID THE FUND PERFORM?
A. For the six-month period that ended April 30, 1997, the fund provided a return of 9.16%. The Morgan Stanley Capital International Europe Index returned 11.77% over the same period. The European region funds average, as tracked by Lipper Analytical Services, had a six-month return of 9.62% as of April 30, 1997. For a 12-month perspective, the fund returned 19.96% as of April 30, 1997, while the index and Lipper peer group returned 20.96% and 17.13%, respectively.
Q. CAN YOU DESCRIBE THE INVESTMENT BACKGROUND IN EUROPE?
A. The economic outlook has improved over the last six months, due in large part to the strength of the U.S. dollar. As a result of the dollar's strong performance, European export-oriented businesses were more competitive. Inflationary pressures also have been absent, which has resulted in low interest rates. In some cases, in fact, interest rates were cut. There were fewer downward revisions to profit growth forecasts during the period when compared to the first half of 1996, and this also helped the market move ahead. Further progress was made on corporate restructurings, which was a positive influence on certain large-cap stocks. Finally, the strong U.S. equity market had a positive effect on most European markets.
Q. WHAT WERE THE MAJOR INFLUENCES BEHIND THE FUND'S PERFORMANCE?
A. There were several. The fund's underweighted position in the German equity market, relative to the Morgan Stanley index, hurt performance. Germany, which is the second largest equity market in Europe behind that of the United Kingdom, turned in a surprisingly strong showing. The U.K. market did not perform as well as other markets and the fund was marginally overweighted in the U.K. On the other hand, the fund's relatively large exposures to the Nordic and Spanish markets proved rewarding as they performed very well. In terms of individual stocks, a number of the banks held in the portfolio performed well. In Germany, Volkswagen performed strongly, as did the Swiss-based pharmaceutical company Ares Serono. Both holdings contributed positively to the fund's return. Disappointments included the fund's positions in Lloyd's of London investment trusts, as well as some of the food retailer stocks in the U.K. In France, the fund's positions in Television Francaise 1 and Canal Plus, both media companies, held back performance.
Q. HAVE THERE BEEN ANY CHANGES TO THE GEOGRAPHICAL ALLOCATION IN THE FUND?
A. There have been some changes. The proportion of the fund invested in the U.K. has increased marginally and that market remains overweighted in the portfolio. Similarly, there has been a slight increase in the overweighted position in Scandinavia, though within the region the exposure to Sweden has been slightly reduced. The largest underweighted positions remained in Germany, the Netherlands and Switzerland. The weightings are more attributable to individual stock selection rather than a macroeconomic, or "top down," view of the markets.
Q. HAVE THERE BEEN ANY CHANGES TO THE MAJOR THEMES IN THE PORTFOLIO?
A. The portfolio is still biased toward medium-sized companies. However, the proportion invested in blue chip companies was increased marginally. In terms of sectors, banks and finance companies were generally favored throughout the period. There were good growth and restructuring prospects for many banks - particularly in Scandinavia where the industry has continued its consolidation progress. The proportion of the fund invested in media companies was reduced. Competition is increasing and there is some evidence that advertising revenue is slowing down for certain TV companies.
Q. COULD YOU DESCRIBE SOME OF THE FUND'S MAJOR PURCHASES DURING THE PERIOD?
A. Shares were purchased in British Telecommunications. The proposed merger between BT and MCI should present more opportunities for growth, while simultaneously creating the first and only true global company in the telecommunications industry. Another purchase was Elf Aquitaine, a leading oil company. The French government sold most of its remaining stake in the company, and this should allow the management of Elf Aquitaine to be more focused and to improve profitability and shareholder value, which has been helped by a recent share buyback. I also increased the fund's stake in Swedish Match, a Swedish tobacco company, due mostly to its favorable growth potential.
Q. WHAT IS YOUR OUTLOOK?
A. The economic environment should remain benign. The U.K. economy is at a more advanced stage in the economic cycle than the rest of Europe. Consumer spending is expected to be the main driver behind growth and interest rates may rise further. However, inflationary pressures are expected to remain under control. In continental Europe, growth is being fueled by exports and any rise in consumer spending is expected to be modest. The exception is Scandinavia, where consumer spending is on the rise. Governments are expected to maintain tight fiscal policies, which may dampen consumer spending. On the whole, there continues to be a lack of inflationary pressures in most economies. Given this background, interest rates should remain relatively low. The outlook for profits growth has improved and corporate restructuring continues to be a major theme throughout Europe. However, the strong performance of markets over the past year probably means some of this good news is already discounted in share prices. Therefore, investors should probably have more modest return expectations for the coming year.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by
investing mainly in equity securities of Western European issuers
FUND NUMBER: 301
TRADING SYMBOL: FIEUX
START DATE: October 1, 1986
SIZE: as of April 30, 1997, more than $875 million
MANAGER: Sally Walden, since 1992; also
manages various funds for non-U.S. investors;
joined Fidelity in 1984
(checkmark)
SALLY WALDEN ON THE FLOW OF FUNDS INTO EQUITY MARKETS
BY DOMESTIC INVESTORS:
"Compared to U.S. investors, Europeans have historically shied away from the equity market. In the U.K., interest in the equity market has grown as a result of privatizations, private pensions and tax incentives. Nevertheless, the percentage of households investing in equities has remained at about 4%. In the rest of Europe, investors have traditionally favored cash and bonds. However, there are reasons to believe Europeans are becoming more interested in equities.
"During the first quarter of this year, domestic flows into equity mutual funds were strong, with many markets setting a record. In the U.K., the beginning of the year tends to be seasonally strong, but flows totalled (pound)2.7 billion. This was equivalent to flows during four months between September and December. In Germany, it is estimated that net flows into international equity funds during January and February was equivalent to the flow for the whole of 1996. In Sweden, the total for the first quarter was $3.2 billion, equivalent to 12% of equity funds.
While first quarter figures are not available for the Netherlands, in 1996 net flows into equity mutual funds were double those of 1995.
"So why the increasing interest in equities? The fact that cash returns are relatively low - for example, three-month interest rates in Germany are about 3.5%
- has encouraged investors to seek other investment alternatives to improve their returns. In addition, nominal bond yields are low, which act as another incentive for retail investors to move a portion of their assets into equities. Of course, the relatively high returns achieved in the past year by equity markets also have prompted a shift of assets into equities.
"In recent months, the performance of some of the privatization shares has improved, which is stimulating interest in the equity market. There are a number of privatizations scheduled to come to the market this year, and this should raise the profile of equities. Governments will be keen to ensure there is sufficient demand to meet supply.
"There are also long-term structural changes occurring, which should attract people to the equity market. Because governments and people alike are realizing that the state pension program will not be able to meet their needs in retirement, there is a growing need for private pensions. In the U.K., there have long been incentives for individuals to take out a private pension, and one of the fastest-growing businesses for fund management firms is defined benefit programs. A proportion of funds invested in such programs is being directed toward equities, and there seems every likelihood that this will increase in the future. In continental Europe, private pensions are very much in their infancy, but we believe that they will become a growing factor and have a beneficial long-term influence on Europe's stock markets."
EUROPE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
France 11.2%
United States 5.9%
Row: 1, Col: 1, Value: 5.9
Row: 1, Col: 2, Value: 35.1
Row: 1, Col: 3, Value: 8.6
Row: 1, Col: 4, Value: 8.9
Row: 1, Col: 5, Value: 3.6
Row: 1, Col: 6, Value: 10.9
Row: 1, Col: 7, Value: 4.2
Row: 1, Col: 8, Value: 4.9
Row: 1, Col: 9, Value: 6.7
Row: 1, Col: 10, Value: 11.2
Germany 6.7%
Italy 4.9%
United Kingdom
35.1%
Netherlands 4.2%
Other 10.9%
Spain 3.6%
Switzerland 8.6%
Sweden 8.9%
AS OF OCTOBER 31, 1996
France 11.2%
United States 7.2%
Row: 1, Col: 1, Value: 7.2
Row: 1, Col: 2, Value: 33.4
Row: 1, Col: 3, Value: 9.5
Row: 1, Col: 4, Value: 9.9
Row: 1, Col: 5, Value: 3.0
Row: 1, Col: 6, Value: 10.7
Row: 1, Col: 7, Value: 4.7
Row: 1, Col: 8, Value: 3.0
Row: 1, Col: 9, Value: 6.5
Row: 1, Col: 10, Value: 11.2
Germany
6.5%
United Kingdom
33.4%
Italy 3.0%
Netherlands 4.7%
Other 10.7%
Spain 3.9%
Switzerland 9.5%
Sweden 9.9%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   94.1          93.0

Bonds                    0.0           0.1

Short-term investments   5.9           6.9

TOP TEN STOCKS
                                         % OF         % OF FUND'S
                                         FUND'S       INVESTMENTS
                                         INVESTMENT   IN THESE
                                         S            STOCKS
                                                      6 MONTHS AGO

Novartis AG (Reg.)                       2.6          0.0
(Switzerland, Drugs & Pharmaceuticals)

British Petroleum PLC Ord.               2.3          2.5
(United Kingdom, Oil & Gas)

Telecom Italia Mobile Spa                2.3          0.9
(Italy, Telephone Services)

Shell Transport & Trading Co. PLC        2.0          2.1
(Reg.)
(United Kingdom, Oil & Gas)

Lloyds TSB Group PLC                     2.0          1.5
(United Kingdom, Banks)

Glaxo Holdings PLC                       1.9          1.6
(United Kingdom, Drugs &
Pharmaceuticals)

Total SA Class B                         1.6          1.7
(France, Oil & Gas)

British Telecommunications PLC Ord.      1.6          0.0
(United Kingdom, Telephone Services)

Volkswagen AG                            1.5          1.0
(Germany, Auto, Tires & Accessories)

Kuoni Reisen Holding AG Class B          1.5          1.5
(Reg.)
(Switzerland, Entertainment)

TOP TEN MARKET SECTORS
                             % OF         % OF FUND'S
                             FUND'S       INVESTMENTS
                             INVESTMENT   IN THESE
                             S            MARKET
                                          SECTORS
                                          6 MONTHS AGO

Finance                      27.3         23.1

Health                       12.6         12.5

Utilities                    8.5          5.2

Media & Leisure              8.2          13.1

Energy                       7.7          7.2

Retail & Wholesale           6.0          6.6

Services                     5.0          4.7

Nondurables                  4.9          3.9

Durables                     4.9          4.6

Construction & Real Estate   3.5          4.3

EUROPE
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.9%
 SHARES VALUE (NOTE 1)
BELGIUM - 0.8%
BBL (Banque Bruxelles Lambert)  3,200 $ 800,246
Generale de Banque SA  13,862  5,754,968
Quick Restaurants SA  2,629  130,313
  6,685,527
BERMUDA - 0.0%
Bona Shipholdings Ltd. (a)  41,770  398,848
DENMARK - 2.5%
Den Danske Bank Group AS  99,800  8,632,301
International Service Systems AS,
 Series B  159,300  4,713,804
Novo-Nordisk AS Class B  52,000  5,144,843
Unidanmark AS Class A  73,010  3,611,779
  22,102,727
FINLAND - 2.4%
Cultor OY Ord., Series 2  105,200  5,827,750
KCI (Konecranes International)  145,900  5,612,780
Sampo Insurance Co. Ltd.   70,900  6,409,687
Spontel OY Class A  554,900  3,415,525
  21,265,742
FRANCE - 11.2%
Axa SA  125,457  7,721,919
BIC  22,020  3,491,194
Canal Plus SA  32,800  5,925,560
Castorama Dubois Investissements SA  47,500  7,026,182
Christian Dior SA  52,000  7,709,646
Credit Commercial de France Ord.   182,100  8,083,970
Elf Sanofi SA  80,500  7,519,818
Groupe Photo Services GPS  32,200  4,796,126
Nationale Elf Aquitaine  79,100  7,673,754
Rhone Poulenc SA Class A  198,600  6,682,124
Salomon SA   47,940  3,382,115
Societe Generale Class A  73,500  8,239,105
Total SA Class B  174,328  14,461,970
Union Assurancesfederale SA  57,230  6,817,474
  99,530,957
GERMANY - 4.2%
Bayer AG  336,860  13,084,814
Gehe AG  112,110  7,447,878
IVG Holding AG (RFD)  18,900  614,696
IVG Holding AG  109,700  3,612,201
Mannesmann AG Ord.   9,840  3,868,810
Tarkett AG  23,000  391,959
Tarkett AG (c)  38,000  647,584
Veba AG Ord.   150,610  7,785,207
  37,453,149
IRELAND - 3.0%
Bank of Ireland, Inc.   916,200  9,534,559
CRH PLC  589,560  5,771,618
IWP International (UK Reg.)  735,060  3,043,093
Independent Newspapers PLC  1,557,200  7,963,560
  26,312,830
ITALY - 4.2%
Credito Italiano Ord.   6,443,900  9,042,279
De Rigo Spa sponsored ADR (a)  44,528  294,998
Eni Spa  1,507,400  7,678,611
Telecom Italia Mobile Spa  6,569,040  20,620,255
  37,636,143

 SHARES VALUE (NOTE 1)
NETHERLANDS - 4.2%
ABN-AMRO Holdings NV  125,100 $ 8,601,448
Ahold NV  64,500  4,404,991
Gucci Group NV  31,200  2,174,043
ING Groep NV  222,050  8,722,599
VNU Ord.   405,000  8,380,960
Vendex International NV  101,700  4,830,548
  37,114,589
NORWAY - 2.1%
Den Norske Bank AS Class A Free shares  1,151,800  4,172,837
Fokus Bank AS  471,250  4,599,078
Schibsted AS, Series B  91,200  1,575,196
UNI Storebrand AS (a)  1,396,900  8,532,753
  18,879,864
PORTUGAL - 0.1%
Telecel Comunicacoes Pessoais SA (a)  8,600  740,961
SPAIN - 3.6%
Banco Bilbao Vizcaya SA Ord. (Reg.)  139,000  9,369,823
Banco Intercontinental Espanol  31,700  4,734,098
Empresa Nacional De Electricidad SA Ord.  48,660  3,406,783
Tabacalera SA, Series A  159,600  8,025,100
Telefonica de Espana SA Ord.  258,200  6,624,141
  32,159,945
SWEDEN - 8.9%
Assa Abloy AB Class B  163,150  3,191,559
Astra AB Class A Free shares  171,025  6,996,358
Hennes & Mauritz AB Class B Free shares  28,000  4,050,059
Incentive Fund, Inc.   94,400  6,195,647
Naeckebro AB  19,900  239,658
Nordbanken AB  219,000  6,726,181
Nordbanken AB (c)  29,500  906,038
Securitas AB Class B  275,100  6,626,128
Skandia Foersaekrings AB  382,513  11,065,715
Svenska Handelsbanken  323,100  8,894,020
Swedish Match Co.   2,453,200  8,003,507
Trygg Hansa AB Class B  399,300  6,920,630
TV 4 AB Class A  128,930  2,218,172
Volvo AB Class B  266,520  6,708,174
  78,741,846
SWITZERLAND - 8.6%
Adecco SA  14,028  4,686,219
Ares Serono Class B (Bearer)  8,210  11,017,218
Baloise-Holding (Reg.)  2,475  5,222,015
Credit Suisse Group (Reg.)  80,500  9,065,807
Kuoni Reisen Holding AG Class B (Reg.)  4,676  13,450,638
Novartis AG (Reg.)  17,500  23,057,022
Surveillance, Societe Generale (Bearer)  1,500  3,103,087
Swiss Reinsurance Corp. (Reg.)  5,853  6,774,232
  76,376,238
UNITED KINGDOM - 35.1%
Amersham International PLC Class L  193,200  3,967,802
Asda Group PLC  2,366,000  4,417,381
Barclays PLC Ord.   507,070  9,442,427
Barratt Developments PLC  1,176,575  4,947,339
Bass PLC Ord.   294,500  3,805,841
Boots Co. PLC (The) Class L  769,330  8,643,130
British Petroleum PLC Ord.   1,798,016  20,667,079
British Telecommunications PLC Ord.   1,944,900  14,272,104
Cable & Wireless PLC Ord.   518,500  3,999,529
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Capital Radio PLC  391,600 $ 3,445,833
Capital Shopping Centres PLC  769,521  4,722,420
Carpetright PLC  431,000  3,309,716
Compass Group PLC Ord.   365,577  4,012,156
Cookson Group PLC  813,800  2,867,013
Daily Mail & General Trust PLC Class A  135,900  3,397,758
EMAP PLC  287,500  3,556,683
Electrocomponents PLC  996,720  6,391,791
Flextech PLC (a)  832,080  8,375,468
Glaxo Holdings PLC  846,400  16,668,202
Granada Group PLC  544,600  7,877,849
Grand Metropolitan PLC  676,000  5,652,053
Great Universal Stores PLC Ord. Class A  603,800  6,273,724
HSBC Holdings PLC Ord.   358,300  9,417,724
Ladbroke Group PLC Ord.   344,900  1,287,874
Lloyds TSB Group PLC  1,941,500  17,745,902
London Insurance Market Investment
 Trust PLC  3,189,770  6,783,955
Mercury Asset Management
 Group PLC  204,100  4,428,578
National Grid Co. PLC  1,279,700  4,612,256
Next PLC  541,400  5,726,443
Prudential Corp. PLC  511,870  4,977,815
Rentokil Group PLC  810,700  5,317,333
Reuters Holdings PLC Ord.   306,180  3,151,508
Royal & Sun Alliance Insurance
 Group PLC  519,093  4,095,753
Scottish Television PLC  409,130  4,548,264
Shell Transport & Trading Co. PLC (Reg.)  1,009,000  17,871,796
Smiths Industries PLC Ord.   344,370  4,215,499
SmithKline Beecham PLC Ord.   622,460  9,984,370
Standard Chartered Bank PLC  776,760  11,772,087
Tesco PLC Ord.   1,332,420  7,744,198
3I Group PLC  187,500  1,544,862
Unilever PLC Ord.   344,200  9,058,289
Vendome Luxury Group PLC SA  464,200  3,851,043
Vodafone Group PLC  1,581,125  7,084,800
Westminster Health Care Holdings PLC  448,870  1,829,139
Wolseley PLC Ord.   507,450  4,069,795
Yorkshire TV Holdings PLC  97,000  1,724,401
Zeneca Group PLC Ord.   250,180  7,570,957
  311,127,939
TOTAL COMMON STOCKS
 (Cost $617,869,344)   806,527,305
NONCONVERTIBLE PREFERRED STOCKS - 3.2%
GERMANY - 2.5%
Boss (Hugo) AG  4,850  6,191,907
Volkswagen AG  27,800  13,682,794
Wella AG  3,850  2,335,288
  22,209,989
ITALY - 0.7%
Stet (Societa Finanziaria Telefonica) Spa  1,625,500  6,022,055
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $17,338,799)   28,232,044
CASH EQUIVALENTS - 5.9%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
 (Cost $52,666,198)  52,666,198 $ 52,666,198
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $687,874,341)  $ 887,425,547
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,553,622 or 0.2% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $254,039,537 and $122,338,196, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $43,493 for the period.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $688,036,974. Net unrealized appreciation aggregated $199,388,573, of which $209,960,821 related to appreciated investment securities and $10,572,248 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense    0.5%
Basic Industries     1.8
Cash Equivalents    5.9
Construction & Real Estate     3.5
Durables     4.9
Energy     7.7
Finance    27.3
Health    12.6
Holding Companies    1.5
Industrial Machinery & Equipment     1.0
Media & Leisure    8.2
Nondurables    4.9
Retail & Wholesale    6.0
Services     5.0
Technology     0.7
Utilities    8.5
    100.0%
EUROPE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value                                                                                 $ 887,425,547
(cost $687,874,341) - See accompanying schedule

Cash                                                                                                                309,979

Receivable for investments sold                                                                                     3,261,067

Receivable for fund shares sold                                                                                     2,511,024

Dividends receivable                                                                                                4,636,949

Interest receivable                                                                                                  148,961

Redemption fees receivable                                                                                           479

 TOTAL ASSETS                                                                                                        898,294,006

LIABILITIES

Payable for investments purchased                                                                   $ 21,285,747

Payable for fund shares redeemed                                                                     993,752

Accrued management fee                                                                               553,901

Other payables and accrued expenses                                                                  291,382

 TOTAL LIABILITIES                                                                                                  23,124,782

NET ASSETS                                                                                                         $ 875,169,224

Net Assets consist of:

Paid in capital                                                                                                    $ 651,453,966

Undistributed net investment income                                                                                  3,653,734

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 20,638,760

Net unrealized appreciation (depreciation) on investments                                                           199,422,764
and assets and liabilities in
foreign currencies



NET ASSETS, for 31,852,728                                                                            $ 875,169,224
shares outstanding

NET ASSET VALUE and redemption price per share ($875,169,224 (divided by) 31,852,728 shares)           $27.48

Maximum offering price per share (100/97.00 of $27.48)                                                 $28.33


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 9,007,658
Dividends

Interest                                                                          1,386,614

                                                                                  10,394,272

Less foreign taxes withheld                                                       (1,205,727
                                                                                 )

 TOTAL INCOME                                                                     9,188,545

EXPENSES

Management fee                                                     $ 2,974,529
Basic fee

 Performance adjustment                                             219,554

Transfer agent fees                                                 1,086,687

Accounting fees and expenses                                        242,984

Non-interested trustees' compensation                               1,326

Custodian fees and expenses                                         205,245

Registration fees                                                   40,840

Audit                                                               26,310

Legal                                                               4,763

Miscellaneous                                                       5,222

 Total expenses before reductions                                   4,807,460

 Expense reductions                                                 (14,822       4,792,638
                                                                   )

NET INVESTMENT INCOME                                                             4,395,907

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              21,358,445

 Foreign currency transactions                                      (56,575       21,301,870
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              41,792,158

 Assets and liabilities in                                          (165,459      41,626,699
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   62,928,569

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 67,324,476

OTHER INFORMATION                                                                $ 548,002
 Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 20,431
 by FDC

 Expense reductions                                                              $ 5,704
 Directed brokerage arrangements

  Custodian interest credits                                                      64

  Transfer agent interest credits                                                 9,054

                                                                                 $ 14,822


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS       YEAR ENDED
                                    ENDED            OCTOBER 31,
                                    APRIL 30, 1997   1996
                                    (UNAUDITED)




Operations                                                                                         $ 4,395,907      $ 6,716,135
Net investment income

 Net realized gain (loss)                                                                          21,301,870       51,588,573

 Change in net unrealized appreciation (depreciation)                                               41,626,699       45,251,666

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    67,324,476       103,556,374

Distributions to shareholders                                                                       (6,427,940)      (2,532,705
From net investment income                                                                                          )

 From net realized gain                                                                             (46,294,939)     (17,095,667
                                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                (52,722,879)     (19,628,372
                                                                                                                    )

Share transactions                                                                                  235,012,893      240,208,198
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      51,814,504       19,284,800

 Cost of shares redeemed                                                                            (118,166,769)    (144,811,084
                                                                                                                    )

 Redemption fees                                                                                    145,195          284,527

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            168,805,823      114,966,441

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           183,407,420      198,894,443

NET ASSETS

 Beginning of period                                                                                691,761,804      492,867,361

 End of period (including undistributed net investment income of $3,653,734 and $6,366,458,
respectively)                                                                                      $ 875,169,224    $ 691,761,804

OTHER INFORMATION
Shares

 Sold                                                                                               8,706,123        9,582,175

 Issued in reinvestment of distributions                                                            2,034,335        860,545

 Redeemed                                                                                           (4,398,680)      (5,896,676
                                                                                                                    )

 Net increase (decrease)                                                                            6,341,778        4,546,044



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                                                           SIX MONTHS    YEARS ENDED OCTOBER 31,
                                                           ENDED
                                                           APRIL 30, 1997

SELECTED PER-SHARE DATA                                    (UNAUDITED)   1996       1995         1994 F       1993       1992

Net asset value, beginning of period                       $ 27.12      $ 23.51     $ 21.18     $ 18.43     $ 15.12     $ 15.93

Income from Investment Operations

 Net investment income                                     .15 D        .30 D       .27         .18         .25         .27

 Net realized and unrealized gain (loss)                   2.18         4.23        2.37        2.65        3.35        (.57)

 Total from investment operations                          2.33         4.53        2.64        2.83        3.60        (.30)



Less Distributions

 From net investment income                                (.24)        (.12)       (.20)       (.08)       (.29)       (.48)

 From net realized gain                                    (1.73)       (.81)       (.11)       -           -           (.03) E

 Total distributions                                       (1.97)       (.93)       (.31)       (.08)       (.29)       (.51)

Redemption fees added to paid in capital                   -            .01         -           -           -           -

Net asset value, end of period                             $ 27.48      $ 27.12     $ 23.51     $ 21.18     $ 18.43     $ 15.12

TOTAL RETURN B, C                                          9.16%        20.14%      12.76%      15.41%      24.24%      (1.89)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                    $ 875,169    $ 691,762   $ 492,867   $ 507,460   $ 528,929   $ 431,223

Ratio of expenses to average net assets                    1.24% A      1.27%       1.18%       1.35%       1.25%       1.22%
                                                                                    G

Ratio of expenses to average net assets after expense       1.23% A,     1.27%       1.18%       1.35%       1.25%       1.22%
reductions                                                  H

Ratio of net investment income to average net assets        1.13% A      1.20%       1.12%       .85%        1.44%       2.38%

Portfolio turnover rate                                     33% A        45%         38%         49%         76%         95%

Average commission rate I                                   $ .0261      $ .0299


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6
OF NOTES TO FINANCIAL
STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS
BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
PERIOD. E INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS
ON FOREIGN CURRENCY RELATED TRANSACTIONS
TAXABLE AS ORDINARY INCOME. F EFFECTIVE NOVEMBER 1, 1993, THE
FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION,
DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL
DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT
INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. G FMR AGREED
TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER. H FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). I FOR FISCAL
YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION
RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING
ON THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                  MONTHS   YEAR     FUND

EUROPE CAPITAL APPRECIATION     14.42%   23.74%   64.12%

EUROPE CAPITAL APPRECIATION     10.99%   20.03%   59.20%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital          11.77%   20.96%   59.27%
 International Europe Index

European Region Funds Average   9.62%    17.13%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 21, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization weighted index of over 550 stocks traded in 14 European markets. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 67 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   LIFE OF
APRIL 30, 1997                  YEAR     FUND

EUROPE CAPITAL APPRECIATION     23.74%   15.88%

EUROPE CAPITAL APPRECIATION     20.03%   14.83%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital          20.96%   14.85%
 International Europe Index

European Region Funds Average   17.13%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Europe Cap. Appreciation    MS Europe Index (Net)
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10132.25
  1994/01/31      11145.30                    10648.25
  1994/02/28      10670.00                    10271.15
  1994/03/31      10786.40                     9980.44
  1994/04/30      11242.30                    10393.72
  1994/05/31      10825.20                     9951.90
  1994/06/30      10602.10                     9847.41
  1994/07/31      11145.30                    10363.51
  1994/08/31      11339.30                    10692.22
  1994/09/30      10941.60                    10268.23
  1994/10/31      11009.50                    10715.55
  1994/11/30      10534.20                    10305.10
  1994/12/31      10398.40                    10363.68
  1995/01/31      10272.30                    10282.54
  1995/02/28      10563.30                    10515.52
  1995/03/31      10786.40                    11003.49
  1995/04/30      11300.50                    11355.38
  1995/05/31      11475.10                    11587.88
  1995/06/30      11640.00                    11697.12
  1995/07/31      12241.40                    12306.82
  1995/08/31      11737.00                    11831.07
  1995/09/30      12086.20                    12188.47
  1995/10/31      11717.60                    12130.90
  1995/11/30      11649.70                    12217.16
  1995/12/31      11926.02                    12604.32
  1996/01/31      12005.13                    12686.72
  1996/02/29      12311.69                    12917.83
  1996/03/31      12509.47                    13072.30
  1996/04/30      12865.47                    13166.88
  1996/05/31      13152.25                    13268.63
  1996/06/30      13221.47                    13414.73
  1996/07/31      12954.47                    13246.69
  1996/08/31      13439.03                    13639.78
  1996/09/30      13735.69                    13926.78
  1996/10/31      13913.69                    14250.10
  1996/11/30      14793.81                    14972.21
  1996/12/31      15013.99                    15262.24
  1997/01/31      15389.62                    15303.64
  1997/02/28      15566.38                    15505.86
  1997/03/31      15842.58                    16006.65
  1997/04/30      15919.91                    15927.03
Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $15,920 - a 59.20% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,927 - a 59.27% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE CAPITAL APPRECIATION
FUND TALK: THE MANAGER'S OVERVIEW


+
An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the six months that ended April 30, 1997, the fund produced a return of 14.42%. For comparison, the Morgan Stanley Capital International Europe Index returned 11.77% during the same period. The European region funds average, as tracked by Lipper Analytical Services, had a 9.62% return for the past six months. For the 12 months that ended April 30, 1997, the fund returned 23.74%, while the index and peer group had returns of 20.96% and 17.13%, respectively.
Q. HOW WOULD YOU CHARACTERIZE THE OVERALL ECONOMIC STATE OF EUROPE DURING THE PERIOD?
A. European economies were improving, but this improvement was steady rather than dramatic. Unemployment was still very high throughout Europe, but the general feeling is that unemployment levels may be peaking. The reason for this high unemployment may have something to do with a lack of entrepreneurship. While the U.S. encourages new business start-ups and consequently has a flourishing venture capital/initial public offering climate, Europe's strong regulatory guidelines tend to discourage new business. In terms of specific regions, the economies of both the United Kingdom and Scandinavia have stood out above the rest. In the U.K. - where the economy is the closest model to that of the U.S. - companies generally are better managed and able to react to market developments quickly. Scandinavia's economies are largely dependent upon the success of exporting businesses and accordingly go through hot and cold economic spells.
Q. CAN YOU DISCUSS THE FACTORS THAT INFLUENCED THE FUND'S RETURNS?
A. Good stock picking generally has the most influence on a fund's performance, and over the past six months we've seen a good stock selecting environment throughout Europe. This hadn't been the case until recently. Looking back to 1995, Europe wasn't a good environment for picking stocks, as large-cap growth stocks ruled the roost. Back then, if you owned the big caps, your fund did okay. If you didn't, performance suffered. Similar to American corporations, however, European companies have gradually come to realize that streamlining their businesses can help drive their stock prices up. While American corporations have been doing this for quite some time, Europe has just begun. Companies are focusing more on their stock's share price and shareholder friendliness, all of which adds up to a positive stock picking environment.
Q. DID ANYTHING ELSE PLAY A BIG ROLE IN TERMS OF PERFORMANCE?
A. On a more specific note, the fund benefited from its positions in technology stocks. While there aren't nearly as many cutting-edge technology stocks in Europe as there are in the U.S., I was able to find several good opportunities in the semiconductor area. Two of the fund's larger positions during the period, both headquartered in the Netherlands, were Philips Electronics and ASM Lithography. A portion of Philips' business involves semiconductors, and as the technology situation around the world showed signs of improvement, the stock performed well. ASM Lithography, an equipment supplier for semiconductor manufacturers, also benefited from this worldwide technology turnaround. Another direct play on semiconductor production that worked out well was SGS Thomson Microelectronics.
Q. IN THE PAST YOU'VE STATED YOUR RELUCTANCE TO BUY CYCLICAL STOCKS - STOCKS WHOSE VALUE HINGES MOSTLY ON ECONOMIC CONDITIONS. AS EUROPEAN ECONOMIES BEGAN TO SHOW SIGNS OF LIFE, DID YOU LOOK MORE CLOSELY AT CYCLICALS?
A. Cyclicals can play an important role in a fund, but over long periods of time they've generally underperformed other market segments. This explains my wariness. Cyclical stocks can be logical investments when economies - such as we've seen in Europe - are beginning their initial ascent from the bottom. The fund did own some economically sensitive stocks, such as positions in the steel industry, but that doesn't imply that I think the steel industry is showing considerable structural improvement. Time, and the condition of the economies, will determine the performance of European cyclical stocks.
Q. FROM A REGIONAL STANDPOINT, DID YOU ADD TO ANY OF THE FUND'S POSITIONS DURING THE PERIOD?
A. Not materially, but two areas I would single out would be the fund's Dutch and U.S. exposures. The fund's Dutch weighting was higher than that of its index, due mostly to the aforementioned stakes in Philips and ASM Lithography. In terms of U.S.-based holdings, two of my larger positions were MCI and Manpower. MCI agreed to be bought out by British Telecommunications and will be merged into a new company named Concert. Manpower, a temporary employment agency with over half its business in Europe, proved to be a good play on the improving European economic situation. I would add that country selection doesn't play as significant a role in stock picking as does the fundamental analysis of each stock.
Q. WERE THERE ANY PARTICULAR INDUSTRIES THAT CAUGHT YOUR ATTENTION?
A. The fund held positions in two tobacco-related stocks, British-based BAT Industries and Spanish-based Tabacalera. Both companies would stand to benefit from a U.S. tobacco litigation settlement, which at the close of the period seemed possible in the intermediate term. Exclusive of a settlement, the valuations of the two companies are still attractive. Telecommunications equipment stocks also performed relatively well, supported by continued global cellular growth and increased demand for telephone service providers. The fund held positions in Nokia, Ericsson and Alcatel at varying times during the period.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED TO PERFORMANCE? WHICH HURT?
A. Many of the stocks I've mentioned - including Philips and ASM Lithography - all added positively to performance. Volkswagen was another stock that helped, as the company cut costs and continued to gain market share throughout Europe. In terms of disappointments, Astra was one stock that didn't pan out. The pharmaceutical company suffered from a combination of the weak Swedish krona and less-than-expected earnings growth. Rentokil was another stock that hurt performance despite good earnings reports.
Q. WHAT'S YOUR OUTLOOK?
A. With the corporate restructuring trend continuing, I'm very positive on the prospects for European markets. My biggest concern will be the impact of U.S. capital markets on Europe; if we can have a relatively friendly U.S. market environment, I think the European stock market will perform well. European economies should also continue to improve, slowly but surely.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Eastern and Western European issuers
FUND NUMBER: 341
TRADING SYMBOL: FECAX
START DATE: December 21, 1993
SIZE: as of April 30, 1997, more than
$348 million
MANAGER: Kevin McCarey, since inception;
manager, Fidelity Select Financial
Services Portfolio, Fidelity Select
Automotive Portfolio, 1988-90; Fidelity
Select Regional Banks Portfolio, 1986-89;
joined Fidelity in 1985
(checkmark)
KEVIN MCCAREY ON THE CHANGING MINDSET OF EUROPEAN
COMPANIES:
"Many European companies are beginning to emphasize the interests of their shareholders by focusing on new ways to improve their stock price.
For a variety of reasons, company restructurings have become a huge trend throughout Europe and this has benefited overall performance. American companies have been at it for awhile, and that's a big reason why we've seen all-time records in the U.S.
stock market over the past year or so. Now, European companies are catching on.
"Among other methods, European companies are trying to cut costs across the board. This can include eliminating any non-profitable ancillary businesses and/or simply redeploying resources into their main lines of business to make them stronger. And this is just the beginning of this trend. As companies see stock price improvement, implementing restructuring strategies becomes even more addictive. Over the past few years, American companies have gravitated more toward having just one or two lines of business under their roof. In the case of Europe, though, you still have a lot of companies operating illogical side businesses that aren't generating much profit.
"This restructuring movement is part of a concept focusing on return on invested capital. Not only does a company have to think about the numerator, which would be improving profit growth or cash flow, it also has to focus on the existing capital being employed in the business. If a company has a fast-growing division, it makes sense to put more capital into that area. This line of thinking, as I mentioned, has contributed to the strong market performance we've seen in the U.S. As it continues to take hold in Europe, and companies manage their capital more efficiently, stocks are going to become much more attractive."
EUROPE CAPITAL APPRECIATION
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
France 13.8%
United States 12.3%
Row: 1, Col: 1, Value: 12.3
Row: 1, Col: 2, Value: 28.3
Row: 1, Col: 3, Value: 7.0
Row: 1, Col: 4, Value: 5.0
Row: 1, Col: 5, Value: 4.1
Row: 1, Col: 6, Value: 7.6
Row: 1, Col: 7, Value: 12.3
Row: 1, Col: 8, Value: 3.6
Row: 1, Col: 9, Value: 6.0
Row: 1, Col: 10, Value: 13.8
United
Kingdom 28.3%
Germany 6.0%
Italy 3.6%
Netherlands 12.3%
Other 7.6%
Switzerland 7.0%
Sweden 5.0%
Spain 4.1%
AS OF OCTOBER 31, 1996
Finland 4.0%
United States 5.1%
Row: 1, Col: 1, Value: 5.1
Row: 1, Col: 2, Value: 27.5
Row: 1, Col: 3, Value: 5.5
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 4.2
Row: 1, Col: 6, Value: 8.6
Row: 1, Col: 7, Value: 13.6
Row: 1, Col: 8, Value: 6.4
Row: 1, Col: 9, Value: 15.4
Row: 1, Col: 10, Value: 4.0
France 15.4%
United
Kingdom 27.5%
Germany 6.4%
Switzerland 5.5%
Netherlands 13.6%
Sweden 9.7%
Spain 4.2%
Other 8.6%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   89.9          95.3

Short-term investments   10.1          4.7

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENT    INVESTMENTS
                                         S             IN THESE
                                                       STOCKS
                                                       6 MONTHS AGO

Philips Electronics NV (Bearer)          3.4           0.0
(Netherlands, Consumer Electronics)

Novartis AG (Reg.)                       2.6           0.0
(Switzerland, Drugs & Pharmaceuticals)

Nationale Elf Aquitaine                  1.9           1.2
(France, Oil & Gas)

Unilever PLC Ord.                        1.9           1.3
(United Kingdom, Household Products)

Nokia Corp. AB, Series A                 1.8           0.0
(Finland, Communications Equipment)

MCI Communications Corp.                 1.8           0.0
(United States of America,
Telephone Services)

BAT Industries PLC Ord.                  1.8           0.0
(United Kingdom, Tobacco)

Rhone Poulenc SA Class A                 1.8           0.0
(France, Drugs & Pharmaceuticals)

National Grid Co. PLC                    1.7           0.3
(United Kingdom, Electric Utility)

SGS Thomson Microelectronics NV          1.7           2.9
(Netherlands, Electronics)

TOP TEN MARKET SECTORS
                   % OF FUND'S   % OF FUND'S
                   INVESTMENT    INVESTMENTS
                   S             IN THESE
                                 MARKET
                                 SECTORS
                                 6 MONTHS AGO

Finance            18.5          17.4

Health             10.2          6.8

Utilities          10.0          5.8

Durables           7.3           7.5

Basic Industries   6.5           8.7

Nondurables        6.4           6.5

Technology         6.3           4.9

Media & Leisure    4.4           5.3

Services           4.2           3.3

Energy             4.1           8.4

EUROPE CAPITAL APPRECIATION
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 88.6%
 SHARES VALUE (NOTE 1)
AUSTRIA - 0.6%
Leykam-Muerstaler Papier und Zelstoff
 AG Ord.   30,000 $ 718,829
Voest-Alpine Stahl AG  35,000  1,381,447
  2,100,276
BELGIUM - 1.7%
BBL (Banque Bruxelles Lambert)  19,000  4,751,463
Fortis AG  9,000  1,607,998
  6,359,461
CANADA - 0.2%
Canadian Fracmaster Ltd.   84,200  692,905
DENMARK - 0.9%
Novo-Nordisk AS Class B  34,000  3,363,936
FINLAND - 2.2%
Fiskars OY, Series A  7,100  566,760
Huhtamaki Ord.   18,000  780,750
Nokia Corp. AB, Series A  108,900  6,793,836
  8,141,346
FRANCE - 13.8%
Accor SA  3,500  506,746
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  53,000  5,895,702
Axa SA  31,000  1,908,060
BQE National Paris Ord.   87,500  3,734,413
Canal Plus SA  100  18,066
Cap Gemini Sogeti SA  50,000  3,029,524
Cardif SA  13,500  1,689,163
Credit Commercial de France Ord.   15,000  665,895
Credit Local de France SA  18,000  1,666,024
Group Axime (a)  7,500  902,430
Groupe Danone  6,600  961,563
Havas Advertising  3,200  364,743
Lafarge Coppee SA  14,000  918,576
Michelin SA (Compagnie Generale des
 Etablissements) Class B  29,000  1,620,928
NRJ SA  12,000  1,877,876
Nationale Elf Aquitaine  72,000  6,984,960
Pathe SA (a)  7,000  1,635,343
Pechiney SA Class A  91,000  3,400,266
Rhone Poulenc SA Class A  200,000  6,729,228
Societe Generale Class A  30,000  3,362,900
Total SA Class B  39,000  3,235,377
Unibail  5,000  484,210
  51,591,993
GERMANY - 5.5%
Allianz Versich Holdings Ord. (Reg.) (a)  16,000  3,105,630
Altana AG  4,800  3,715,664
BASF AG  64,000  2,506,687
Bayerische Motoren Werke (BMW) AG  1,250  1,032,249
Daimler-Benz AG Ord.  27,000  1,999,596
Dresdner Bank AG Ord.   21,500  684,974
Lufthansa  75,000  1,044,164
Mannesmann AG Ord.   1,000  393,172
Metallgesellschaft AG Ord. (a)  245,000  5,062,621
Veba AG Ord.   20,600  1,064,838
  20,609,595

 SHARES VALUE (NOTE 1)
IRELAND - 1.8%
Anglo-Irish Bank Corp. PLC  985,000 $ 1,231,344
Bank of Ireland, Inc.   185,000  1,925,227
Dana Petroleum PLC  2,500,000  923,366
Jurys Hotel Group PLC   215,000  1,151,873
Woodchester Investments PLC unit  325,500  1,426,813
  6,658,623
ITALY - 2.8%
Banca Fideuram Spa  400,000  1,010,607
Credito Italiano Ord.   2,015,000  2,827,510
Eni Spa  315,000  1,604,592
Finanziaria Autogrill Spa  150,700  211,379
Istituto Bancario San Paolo  20,000  132,398
Mediaset Spa  62,500  263,654
Rinascente per l'Esercizio di Grandi
 Magazzini Spa  125,000  666,914
Telecom Italia Spa  1,460,000  3,867,903
  10,584,957
NETHERLANDS - 12.3%
AKZO Nobel NV  28,000  3,608,822
ASM Lithography Holding NV (a)  1,000  79,500
Baan Co. NV (a)  5,000  262,138
ING Groep NV  154,000  6,049,449
Koninklijke Hoogovens NV  40,000  1,828,032
Koninklijke KNP BT NV  50,000  985,905
Philips Electronics NV  81,000  4,333,500
Philips Electronics NV (Bearer)  241,000  12,585,535
SGS Thomson Microelectronics NV (a)  80,000  6,270,000
VNU Ord.   285,000  5,897,712
Vendex International NV  84,000  3,989,833
  45,890,426
NORWAY - 0.2%
Tomra Systems AS  30,000  581,346
SPAIN - 4.1%
Asturiana del Zinc SA (a)  155,000  2,389,108
Banco Central SA (Reg.)  9,000  274,362
Banco de Santander SA Ord. (Reg.)  7,000  527,488
Corporacion Financiera Alba SA  5,000  513,787
Cortefiel SA  22,175  717,013
Prosegur, CIA de Seguridad SA (Reg.)  64,000  694,914
Tabacalera SA, Series A  96,000  4,827,128
Telefonica de Espana SA sponsored ADR  70,000  5,390,000
  15,333,800
SWEDEN - 5.0%
Astra AB Class A Free shares  130,000  5,318,091
Ericsson (L.M.) Telephone Co.
 Class B ADR  116,000  3,900,500
Esselte AB Class B Free shares  80,000  1,824,948
Forcenergy AB Class B Free shares  33,000  363,779
Incentive Fund, Inc.   19,400  1,273,258
Scancem AB, Series A  8,000  295,662
Svenska Handelsbanken  67,000  1,844,319
Trygg Hansa AB Class B  22,500  389,968
Volvo AB ADR Class B  143,000  3,610,750
  18,821,275
SWITZERLAND - 7.0%
Credit Suisse Group (Reg.)  43,800  4,932,700
Intershop Holding AG (Bearer)  1,470  807,802
Julius Baer Holding AG  1,700  2,127,883
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWITZERLAND - CONTINUED
Nestle SA (Reg.)  1,800 $ 2,185,889
Novartis AG (Reg.)  7,400  9,749,525
Oerlikon-Buhrle Holding Ltd. (Reg.) (a)  25,000  2,476,255
Roche Holding AG participation
 certificates  110  929,104
SMH (Bearer)  1,250  708,107
Sulzer AG (Reg.)  2,000  1,377,205
Surveillance, Societe Generale (Bearer)  400  827,680
  26,122,150
UNITED KINGDOM - 28.3%
Aegis Group PLC  750,000  748,839
BAT Industries PLC Ord.   800,000  6,740,772
Bank of Scotland  480,000  2,875,543
Barclays PLC Ord.   210,000  3,910,524
Benson's Crisps PLC  500,000  284,113
British Aerospace PLC  180,000  3,831,135
British Petroleum PLC Ord.   35,000  402,303
British Land Co. PLC, (The) Ord.   209,800  1,965,321
British Steel PLC Ord.   600,000  1,353,999
Caradon PLC  910,000  3,649,141
Commercial Union PLC  144,000  1,589,731
Cookson Group PLC  410,000  1,444,428
Cordiant PLC (a)  2,300,000  4,816,925
Dixons Group PLC  187,500  1,538,774
Glaxo PLC sponsored ADR  54,000  2,126,250
Granada Group PLC  160,000  2,314,462
HSBC Holdings PLC Ord.   230,000  6,045,427
Inchcape PLC Ord.   580,000  2,580,066
KBC Advanced Technologies PLC  200,000  808,503
Kingfisher PLC  150,000  1,626,747
Ladbroke Group PLC Ord.   439,800  1,642,235
Lloyds TSB Group PLC  340,000  3,107,704
LucasVarity PLC  1,000  3,036
Medeva PLC  360,000  1,759,225
Mercury Asset Management Group PLC  135,000  2,929,240
Misys PLC Ord.   40,000  798,762
National Grid Co. PLC  1,770,000  6,379,381
Next PLC  75,000  793,283
Persimmon PLC Ord.   400,000  1,584,536
Regent Inns PLC  160,000  836,427
Rentokil Group PLC  472,500  3,099,099
Reuters Holdings PLC Ord.   350,000  3,602,547
Rolls Royce PLC Ord.   705,000  2,781,299
Scholl PLC  200,000  974,100
Shell Transport & Trading Co. PLC (Reg.)  60,000  1,062,743
SmithKline Beecham PLC Ord.   281,346  4,512,840
Somerfield PLC  350,000  1,022,805
Thames Water PLC Ord.   475,000  5,205,347
Unilever PLC Ord.   265,000  6,973,988
Vodafone Group PLC  302,813  1,356,863
Yorkshire Water PLC  780,000  4,558,788
  105,637,251
UNITED STATES OF AMERICA - 2.2%
MCI Communications Corp.   177,000  6,748,126
Manpower, Inc.   35,000  1,404,375
  8,152,501
TOTAL COMMON STOCKS
 (Cost $304,209,376)   330,641,841
NONCONVERTIBLE PREFERRED STOCKS - 1.3%
 SHARES VALUE (NOTE 1)
GERMANY - 0.5%
Friedrich Grohe AG  1,600 $ 479,247
Volkswagen AG  3,000  1,476,560
  1,955,807
ITALY - 0.8%
Telecom Italia Mobile Spa de Risp  1,500,000  2,771,980
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $3,769,620)   4,727,787
CASH EQUIVALENTS - 10.1%
 SHARES

Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.37%, dated
 4/30/97 due 5/1/97
 (Cost $37,802,000)  $ 37,807,639  37,802,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $345,780,996)  $ 373,171,628
LEGEND
(a) Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $338,750,463 and $189,220,522, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $87,539 for the period.
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $3,058,000 and $2,289,643, respectively. The weighted average interest rate was 5.7% (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $345,822,864. Net unrealized appreciation aggregated $27,348,764, of which $33,269,631 related to appreciated investment securities and $5,920,867 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   2.4%
Basic Industries    6.5
Cash Equivalents  10.1
Construction & Real Estate    3.2
Durables    7.3
Energy    4.1
Finance    18.5
Health    10.2
Holding Companies   0.5
Industrial Machinery & Equipment    2.1
Media & Leisure   4.4
Nondurables   6.4
Retail & Wholesale   3.5
Services    4.2
Technology    6.3
Transportation    0.3
Utilities   10.0
     100.0%
EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                        $ 373,171,628
value (including repurchase agreements of $37,802,000)
(cost $345,780,996) - See accompanying schedule

Cash                                                                                                                 146

Receivable for investments sold                                                                                      3,189,300

Receivable for fund shares sold                                                                                      2,181,883

Dividends receivable                                                                                                 1,338,963

Redemption fees receivable                                                                                           855

 TOTAL ASSETS                                                                                                        379,882,775

LIABILITIES

Payable for investments purchased                                                                    $ 30,911,381

Payable for fund shares redeemed                                                                      436,414

Accrued management fee                                                                                167,281

Other payables and                                                                                    123,653
accrued expenses

 TOTAL LIABILITIES                                                                                                   31,638,729

NET ASSETS                                                                                                          $ 348,244,046

Net Assets consist of:

Paid in capital                                                                                                     $ 304,613,746

Undistributed net investment income                                                                                  764,906

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  15,503,013

Net unrealized appreciation (depreciation) on investments                                                            27,362,381
and assets and liabilities in

foreign currencies

NET ASSETS, for 24,171,019 shares outstanding                                                                       $ 348,244,046

NET ASSET VALUE and redemption price per share ($348,244,046 (divided by) 24,171,019 shares)                         $14.41

Maximum offering price per share (100/97.00 of $14.41)                                                               $14.86


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 2,534,666
Dividends

Interest                                                                          567,720

                                                                                  3,102,386

Less foreign taxes withheld                                                       (326,076
                                                                                 )

 TOTAL INCOME                                                                     2,776,310

EXPENSES

Management fee                                                     $ 968,545
Basic fee

 Performance adjustment                                             (98,698
                                                                   )

Transfer agent fees                                                 365,817

Accounting fees and expenses                                        97,110

Non-interested trustees' compensation                               868

Custodian fees and expenses                                         80,606

Registration fees                                                   37,453

Audit                                                               21,659

Legal                                                               554

Interest                                                            5,037

Miscellaneous                                                       1,418

 Total expenses before reductions                                   1,480,369

 Expense reductions                                                 (40,993       1,439,376
                                                                   )

NET INVESTMENT INCOME                                                             1,336,934

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              15,680,310

 Foreign currency transactions                                      (14,728       15,665,582
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              12,986,863

 Assets and liabilities in                                          (39,427       12,947,436
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   28,613,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 29,949,952

OTHER INFORMATION                                                                $ 397,324
 Sales charges paid to FDC

 Expense reductions                                                              $ 40,993
 Directed brokerage arrangements


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                                   SIX MONTHS       YEAR ENDED
                                                                                                    ENDED            OCTOBER 31,
                                                                                                    APRIL 30, 1997   1996
                                                                                                    (UNAUDITED)

Operations                                                                                         $ 1,336,934     $ 2,784,527
Net investment income

 Net realized gain (loss)                                                                            15,665,582      20,477,130

 Change in net unrealized appreciation (depreciation)                                                12,947,436      5,045,707

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     29,949,952      28,307,364

Distributions to shareholders                                                                        (2,855,514)     (3,490,608)
From net investment income

 From net realized gain                                                                              (16,015,689)    -

 TOTAL DISTRIBUTIONS                                                                                 (18,871,203)    (3,490,608)

Share transactions                                                                                   178,472,706     31,758,801
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       18,146,164      3,381,925

 Cost of shares redeemed                                                                             (29,708,984)    (84,225,438)

 Redemption fees                                                                                    63,656          26,923

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            166,973,542     (49,057,789)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            178,052,291     (24,241,033)

NET ASSETS

 Beginning of period                                                                                 170,191,755     194,432,788

 End of period (including undistributed net investment income of $764,906 and $2,652,862,
respectively)                                                                                       $ 348,244,046   $ 170,191,755

OTHER INFORMATION
Shares

 Sold                                                                                                12,792,929      2,457,375

 Issued in reinvestment of distributions                                                             1,399,088       286,361

 Redeemed                                                                                            (2,112,962)     (6,752,442)

 Net increase (decrease)                                                                             12,079,055      (4,008,706)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                                  SIX MONTHS   YEARS ENDED OCTOBER 31, DECEMBER 21,
                                                                  ENDED                                1993
                                                                  APRIL 30, 1997                       (COMMENCEMENT
                                                                                                       OF OPERATIONS) TO
                                                                                                       OCTOBER 31,

SELECTED PER-SHARE DATA                                            (UNAUDITED)      1996     1995       1994

Net asset value, beginning of period                                $ 14.07      $ 12.08     $ 11.35     $ 10.00

Income from Investment Operations

 Net investment income                                               .07 D        .22 G       .23         .08 D

 Net realized and unrealized gain (loss)                             1.79         2.00        .50         1.27

 Total from investment operations                                    1.86         2.22        .73         1.35

Less Distributions

 From net investment income                                          (.23)        (.23)       -           -

 From net realized gain                                              (1.29)       -           -           -

 Total distributions                                                 (1.52)       (.23)       -           -

Net asset value, end of period                                      $ 14.41      $ 14.07     $ 12.08     $ 11.35

TOTAL RETURN B, C                                                    14.42%       18.74%      6.43%       13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 348,244    $ 170,192   $ 194,433   $ 352,855

Ratio of expenses to average net assets                              1.17% A      1.33%       1.36%       1.54% A

Ratio of expenses to average net assets after expense reductions     1.14% A,     1.30% E     1.36%       1.54% A
                                                                    E

Ratio of net investment income to average net assets                 1.06% A      1.66%       1.45%       .79% A

Portfolio turnover rate                                              159% A       155%        176%        317% A

Average commission rate F                                           $ .0223      $ .0245


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO AB WHICH AMOUNTED TO $.04 PER SHARE
FRANCE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                       PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                                      MONTHS   YEAR     FUND

FRANCE                                              9.70%    14.67%   34.81%

FRANCE (INCL. 3% SALES CHARGE)                      6.41%    11.23%   30.77%

Societe des Bourses Francaises    7.81%    11.78%   27.60%
 250 Index

European Region Funds Average                       9.62%    17.13%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Societe des Bourses Francaises 250 Index (SBF 250 Index) - a market capitalization weighted index of the stocks of the 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 67 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                 PAST 1   LIFE OF
APRIL 30, 1997                                YEAR     FUND

FRANCE                                        14.67%   22.05%

FRANCE (INCL. 3% SALES CHARGE)                11.23%   19.60%

Societe des Bourses Francaises    11.78%   17.66%
 250 Index

European Region Funds Average                 17.13%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             France                      EX SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9952.81
  1995/12/31       9952.70                    10286.04
  1996/01/31      10381.19                    10571.27
  1996/02/29      10799.95                    10979.69
  1996/03/31      11150.53                    11209.26
  1996/04/30      11403.73                    11416.12
  1996/05/31      11647.19                    11466.83
  1996/06/30      11803.01                    11725.21
  1996/07/31      11559.54                    11471.58
  1996/08/31      11393.99                    11240.25
  1996/09/30      11617.98                    11636.67
  1996/10/31      11919.87                    11835.93
  1996/11/30      12299.67                    12466.59
  1996/12/31      12484.65                    12636.29
  1997/01/31      13045.52                    12890.20
  1997/02/28      13180.55                    12989.39
  1997/03/31      13585.62                    13333.47
  1997/04/30      13055.91                    12760.36
Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $13,077 - a 30.77% increase on the initial investment. For comparison, look at how the Societe des Bourses Francaises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $12,760 - a 27.60% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
FRANCE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Renaud Saleur, Portfolio Manager of Fidelity France Fund
Q. RENAUD, HOW DID THE FUND PERFORM?
A. For the six months that ended on April 30, 1997, the fund returned 9.70%, compared to the 7.81% return of the Societe des Bourses Francaises
(SBF) 250 Index and the European region funds average return of 9.62%, as monitored by Lipper Analytical Services. For the one-year period, the fund returned 14.67%, compared to the SBF 250's return of 11.78% and the Lipper European region funds average return of 17.13%.
Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
A. After a very slow economic period, there have been some signs of recovery in France. In general, companies' financial conditions are improving, consumer demand is increasing and interest rates continue to remain low. While consumer confidence is still low, the French economy appears to show signs of recovery.
Q. GIVEN THIS ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY?
A. As I saw signs of economic improvement, I shifted the fund's focus from defensive stocks, such as retailers and cosmetics companies, to cyclical stocks, such as construction, industrial machinery and equipment companies. These stocks have reacted positively to the slight pick-up in the economy and generally have done well since the beginning of the year.
Q. CAN YOU TELL US WHAT'S GOING ON IN CONSTRUCTION AND REAL ESTATE?
A. Interest rates have been very low, real estate values have been depressed and I believe this is clearly a sector that will benefit from a turnaround if the economy improves. Companies that have benefited from the beginnings of a recovery include Lafarge Coppee, a building materials company. Lafarge is one of the world's leading cement makers, with 40% of its sales in emerging markets. In addition to its business in Canada and the U.S., France is now a small, though important, part of Lafarge's business. Many construction projects in France have been road construction and improvements undertaken by companies such as Colas, a roadworks company, and GTM-Entrepose, a construction company with three-quarters of its business in services and collections for parking garages and highways. In France, travelers pay to use the highways, which are privately owned. There is some cyclicality to these companies' business because of the construction portion, but the recurring part of their business keeps them relatively insulated from economic cycles.
Q. FINANCE REMAINS THE FUND'S LARGEST SECTOR . . .
A. Yes it does. The finance industry is relatively healthy, but has been stalled by the lack of a real economic recovery. The lending side has been very slow, but the deposit side is getting better and the risk side is improving. Although I have reduced the number of banks I hold in the fund, I still maintained the fund's weighting relative to the index by buying fewer, but stronger banks. For example, a top holding in the fund, Societe Generale, is one of France's best-run and largest commercial banks. I believe that this sector could be the first and biggest beneficiary of an economic recovery. So far, the recovery has not been very strong and lending activity is still very slow. This sector needs a significant improvement in the economy to shake it up a bit and get it going.
Q. WHAT ABOUT YOUR ENERGY HOLDINGS?
A. The fund's two largest holdings at the end of the period were Elf Aquitaine and Total. These two large oil companies have been undergoing cost-cutting and restructuring measures, activities that are sending signals that business should improve. They have also announced that they are planning to buy back shares of their stock to boost their return on equity. With the supply/demand scenario for oil still looking favorable, I was very optimistic about the prospects for these two companies as of the end of the period.
Q. WHAT ABOUT SOME OF THE FUND'S OTHER TOP HOLDINGS?
A. Carrefour Supermarche, the world's largest retailer after Wal-Mart, was in the top 10; it's a defensive stock and has been out of favor for most of 1997. It is now showing signs of improving. Lagardere is an electronics and defense company that has experienced some volatility in its stock price resulting from a great deal of speculation regarding a stake it has in the privatization of Thomson CSF. However, its core business, after years of a very poor economic environment for the defense business, has been improving. Alcatel Alsthom Compagnie Generale d'Electricite, a similar company to Lagardere, has improved based on a recovery in the telecommunications industry.
Q. WHICH STOCKS PERFORMED WELL DURING THE SIX-MONTH PERIOD?
A. Accor is one of the largest hotel companies in the world and owns, among others, Motel 6 in the U.S. Its stock performed well during the six-month period due to several factors. Revenues per room have been increasing, financial charges have been decreasing and a new chairman was brought in two months ago. Investors have started to recognize that the company has become more efficient, interest in the company has increased and the stock has performed well. Schneider, an electrical equipment company, has benefited from the slight pick-up in the economy, which had a big effect on the company's orders. At the end of the period, I felt that Schneider was one of the best-positioned companies in the fund, and is geared toward an economic recovery in France. Compagnie des Machines Bull, a data processing company, has just been privatized and, at the end of the period, its price appeared very cheap, with its prospects in "smart cards" and in software. Its stock has performed very well and, as of the end of the period, I believe it continued to have the opportunity to do so.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Credit Commercial de France's performance was disappointing. The stock price stayed flat, performing pretty much in line with the rest of the banking industry. L'Air Liquide was also a disappointment. The company was established by French investors for operation in the U.S. as a "dollar play," where the company would do well if the dollar strengthened. So far, it hasn't delivered, and its stock stayed pretty flat during the period. Clarins was a disappointing stock during the period, although I believe its performance can improve over time.
Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?
A. To some extent it depends on the French election results this year. Overall, I am confident that with some good liquidity flows in the market, very low inflation and low interest rates, the outlook could be a positive one. One important change that signals improvement to me is that French companies are getting more shareholder-friendly. French companies appear to be listening more to shareholders than they used to, and the investment environment is changing noticeably and for the better.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of French issuers
FUND NUMBER: 345
TRADING SYMBOL: FFRAF
START DATE: November 1, 1995
SIZE: as of April 30, 1997, more than
$7 million
MANAGER: Renaud Saleur, since inception;
portfolio manager and senior equity analyst, Fidelity International, Limited, since 1986; joined
Fidelity in 1986
(checkmark)
RENAUD SALEUR ON RECENT DEVELOPMENTS
IN FRANCE:
"The elections in France are coming at a moment when French companies are undergoing a major revolution in their attitude toward shareholders. This movement is beginning to create a different investing environment and, although it may be slowed somewhat by the election results, its trend should be preserved by the new government.
"Companies are now starting to buy back their shares or are at least paying dividends with new shares, recognizing for the first time that their cost of equity is greater than French money market rates.
They are also appointing independent directors and are beginning to compensate their managers based on performance.
"The French Market is clearly behind most of its peers in terms of performance. The recognition by international investors of the "new deal" proposed by French companies should help the French Market.
"On the political side, the new government will have very limited ability to make major mistakes if it wants to preserve the European cohesion."
FRANCE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United States 3.4%
Row: 1, Col: 1, Value: 96.59999999999999
Row: 1, Col: 2, Value: 3.4
France 96.6%
AS OF OCTOBER 31, 1996
United States 5.9%
Row: 1, Col: 1, Value: 94.09999999999999
Row: 1, Col: 2, Value: 5.9
France 94.1%
ASSET ALLOCATION
                          % OF FUND'S   % OF FUND'S
                          INVESTMENTS   INVESTMENTS
                                        6 MONTHS AGO

 Stocks                   89.1          87.8

 Bonds                    7.5           6.3

 Short-term investments   3.4           5.9

TOP TEN STOCKS
                                % OF FUND'S   % OF FUND'S
                                INVESTMENTS   INVESTMENTS
                                              IN THESE STOCKS
                                              6 MONTHS AGO

 Nationale Elf Aquitaine        4.9           3.5
 (Oil & Gas)

 Total SA Class B               4.3           4.0
 (Oil & Gas)

 Lafarge Coppee SA              3.8           1.9
 (Building Materials)

 Clarins SA                     3.6           1.9
 (Household Products)

 Societe Generale Class A       3.2           2.9
 (Banks)

 Lagardere S.C.A. (Reg.)        3.0           1.4
 (Holding Companies)

 Alcatel Alsthom Compagnie      2.9           2.0
   Generale d'Electricite SA
 (Electrical Equipment)

 Carrefour Supermarche SA       2.7           3.5
 (General Merchandise Stores)

 L'Air Liquide                  2.6           1.2
 (Chemicals & Plastics)

 Groupe Danone                  2.5           3.3
 (Foods)

TOP TEN MARKET SECTORS
                                    % OF FUND'S   % OF FUND'S
                                    INVESTMENTS   INVESTMENTS
                                                  IN THESE
                                                  MARKET SECTORS
                                                  6 MONTHS AGO

 Finance                            14.3          20.2

 Construction & Real Estate         11.0          4.6

 Energy                             9.2           8.7

 Nondurables                        8.8           5.4

 Durables                           8.6           9.2

 Media & Leisure                    7.4           7.1

 Retail & Wholesale                 7.2           7.1

 Health                             6.6           7.9

 Technology                         6.5           7.6

 Industrial Machinery & Equipment   5.6           5.2

FRANCE
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.6%
AEROSPACE & DEFENSE - 1.3%
Industrielle d'Aviation Latecoere SA  600 $ 91,321
DEFENSE ELECTRONICS - 1.3%
Intertechnique SA  360  85,152
TOTAL AEROSPACE & DEFENSE   176,473
BASIC INDUSTRIES - 2.6%
CHEMICALS & PLASTICS - 2.6%
L'Air Liquide  1,200  180,794
CONSTRUCTION & REAL ESTATE - 11.0%
BUILDING MATERIALS - 4.7%
Lafarge Coppee SA  4,000  262,450
Lapeyre SA  1,000  60,333
  322,783
CONSTRUCTION - 3.6%
Bouygues Offshore SA  2,400  61,293
Compagnie de Saint Gobain  905  121,303
GTM-Entrepose  600  36,149
Technip SA  300  31,726
  250,471
ENGINEERING - 0.8%
Colas SA  400  55,123
REAL ESTATE - 1.9%
Klepierre SA  500  69,503
SILIC SA  400  61,979
  131,482
TOTAL CONSTRUCTION & REAL ESTATE   759,859
DURABLES - 8.6%
AUTOS, TIRES, & ACCESSORIES - 2.5%
Sylea SA  1,200  102,635
Valeo SA  1,200  74,046
  176,681
CONSUMER DURABLES - 1.4%
l'Europeenne d'Extincteurs  900  59,391
l'Europeenne d'Extincteur (rights)  900  11,138
Securidev SA  1,200  24,168
  94,697
CONSUMER ELECTRONICS - 0.7%
BIC  300  47,564
HOME FURNISHINGS - 0.9%
Strafor Facom SA  800  60,470
TEXTILES & APPAREL - 3.1%
Alain Manoukian SA  3,200  82,272
Christian Dior (warrants) (a)  4,000  134,722
  216,994
TOTAL DURABLES   596,406
ENERGY - 9.2%
OIL & GAS - 9.2%
Nationale Elf Aquitaine  3,500  339,547
Total SA Class B  3,600  298,650
  638,197

 SHARES VALUE (NOTE 1)
FINANCE - 10.5%
BANKS - 8.3%
Credit Commercial de France Ord.   3,800 $ 168,693
Credit Lyonnais (a)  1,140  38,200
Credit Local de France SA  400  37,023
Paribas SA (Cie Financiere) Class A  1,730  109,151
Societe Generale Class A  2,000  224,193
  577,260
CREDIT & OTHER FINANCE - 2.2%
Compagnie Financiere de Credit Industriel
 et Commercial SA  800  46,621
Group Axime (a)  855  102,877
  149,498
TOTAL FINANCE   726,758
HEALTH - 4.6%
DRUGS & PHARMACEUTICALS - 4.6%
Genset SA (a)  1,000  49,364
Rhone Poulenc SA Class A  4,560  153,426
Synthelabo  950  113,168
  315,958
HOLDING COMPANIES - 3.0%
Lagardere S.C.A. (Reg.)  6,600  204,304
INDUSTRIAL MACHINERY & EQUIPMENT - 3.9%
ELECTRICAL EQUIPMENT - 2.9%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  1,810  201,344
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
Sidel SA  1,000  71,852
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   273,196
MEDIA & LEISURE - 7.4%
BROADCASTING - 2.7%
Canal Plus SA  300  54,198
NRJ SA  600  93,894
Television Francaise 1 SA  400  38,600
  186,692
ENTERTAINMENT - 1.3%
Pathe SA (a)  380  88,776
LODGING & GAMING - 2.3%
Accor SA  1,100  157,809
PUBLISHING - 1.1%
Filipacchi Medias  350  79,488
TOTAL MEDIA & LEISURE   512,765
NONDURABLES - 8.8%
AGRICULTURE - 0.6%
GUYOMARC'H Nutrition Animale SA (a)  600  37,948
BEVERAGES - 2.1%
LVMH (Moet-Hennessy Louis Vuitton)
 sponsored ADR  600  146,548
FOODS - 2.5%
Groupe Danone  1,200  174,830
HOUSEHOLD PRODUCTS - 3.6%
Clarins SA  2,007  250,090
TOTAL NONDURABLES   609,416
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 7.2%
GENERAL MERCHANDISE STORES - 5.0%
Carrefour Supermarche SA  300 $ 187,376
Galeries Lafayette SA (a)  400  160,432
  347,808
GROCERY STORES - 0.9%
Guyenne et Gascogne SA  200  62,493
RETAIL & WHOLESALE, MISCELLANEOUS - 1.3%
Castorama Dubois Investissements SA  600  88,752
TOTAL RETAIL & WHOLESALE   499,053
SERVICES - 1.5%
ADVERTISING - 0.8%
Expand  600  56,563
SERVICES - 0.7%
Compagnie Europenne de
 Telesecurite (C.E.T.)  520  44,564
TOTAL SERVICES   101,127
TECHNOLOGY - 6.5%
COMMUNICATIONS EQUIPMENT - 0.5%
Com 1 SA  600  36,149
COMPUTER SERVICES & SOFTWARE - 3.1%
Cegid SA  600  72,092
Cap Gemini Sogeti SA  1,000  60,590
Ingenico  1,800  39,152
Jet Multimedia SA  300  38,565
  210,399
COMPUTERS & OFFICE EQUIPMENT - 1.8%
Compagnie des Machines Bull SA  14,610  125,084
ELECTRONICS - 1.1%
Cofidur SA (a)  1,000  36,852
Schneider SA (warrants) (a)  2,000  40,794
  77,646
TOTAL TECHNOLOGY   449,278
UTILITIES - 1.7%
WATER - 1.7%
Generale des Eaux, Cie  860  119,841

TOTAL COMMON STOCKS
 (Cost $5,659,617)   6,163,425
CONVERTIBLE BONDS - 7.5%
 MOODY'S PRINCIPAL
 RATING AMOUNT (C)
FINANCE - 3.8%
INSURANCE - 3.8%
Axa SA 4 1/2%, 1/1/99 - FRF 594,000  143,292
Scor SA 3%, 1/1/01 - FRF 540,000  120,530
TOTAL FINANCE   263,822
HEALTH - 2.0%
DRUGS & PHARMACEUTICALS - 2.0%
Sanofi SA 4%, 1/1/00 - FRF 421,600  137,999

 MOODY'S PRINCIPAL
 RATINGS AMOUNT
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Carbone Lorrane, Le
 3 1/4%, 1/1/01 - FRF 250,000 $ 116,553
TOTAL CONVERTIBLE BONDS
 (Cost $461,352)   518,374
CASH EQUIVALENTS - 3.4%
 SHARES

Taxable Central Cash Fund (b)
 (Cost $237,518)   237,518  237,518
TOTAL INVESTMENT IN SECURITIES -  100%
 (Cost $6,358,487)  $ 6,919,317
CURRENCY ABBREVIATION
FRF - French franc
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Principal amount is stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,157,530 and $3,738,644, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $167 for the period.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $6,365,483. Net unrealized appreciation aggregated $553,834, of which $716,885 related to appreciated investment securities and $163,051 related to depreciated investment securities.
FRANCE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                       $ 6,919,317
value (cost $6,358,487) -
See accompanying schedule

Receivable for investments sold                                                                                     187,411

Receivable for fund shares sold                                                                                     12,556

Dividends receivable                                                                                                53,684

Interest receivable                                                                                                 2,938

 TOTAL ASSETS                                                                                                       7,175,906

LIABILITIES

Payable for investments purchased                                                                      $ 101,187

Payable for fund shares redeemed                                                                        626

Accrued management fee                                                                                  331

Other payables and accrued expenses                                                                     25,384

 TOTAL LIABILITIES                                                                                                  127,528

NET ASSETS                                                                                                         $ 7,048,378

Net Assets consist of:

Paid in capital                                                                                                    $ 6,173,547

Distributions in excess of net investment income                                                                    (46,650
                                                                                                                   )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 370,106

Net unrealized appreciation (depreciation) on investments                                                           551,375
and assets and liabilities in
foreign currencies

NET ASSETS, for 559,793 shares outstanding                                                                         $ 7,048,378

NET ASSET VALUE and redemption price per share ($7,048,378 (divided by) 559,793 shares)                             $12.59

Maximum offering price per share (100/97.00 of $12.59)                                                              $12.98


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                             $ 20,436
Dividends

Interest                                                                       20,641

                                                                               41,077

Less foreign taxes withheld                                                    (2,660
                                                                              )

 TOTAL INCOME                                                                  38,417

EXPENSES

Management fee                                                     $ 23,080

Transfer agent fees                                                 10,467

Accounting fees and expenses                                        30,004

Non-interested trustees' compensation                               21

Custodian fees and expenses                                         21,531

Registration fees                                                   7,349

Audit                                                               16,044

Legal                                                               21

Miscellaneous                                                       42

 Total expenses before reductions                                   108,559

 Expense reductions                                                 (48,396    60,163
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                   (21,746
                                                                              )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              383,151

 Foreign currency transactions                                      29         383,180

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              135,295

 Assets and liabilities in                                          (6,686     128,609
 foreign currencies                                                )

NET GAIN (LOSS)                                                                511,789

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 490,043

OTHER INFORMATION                                                             $ 8,131
Sales charges paid to FDC

 Expense reduction                                                            $ 22
 Custodian interest credits

  FMR reimbursement                                                            48,374

                                                                              $ 48,396


STATEMENT OF CHANGES IN NET ASSETS



INCREASE (DECREASE) IN NET ASSETS                                                              SIX MONTHS     NOVEMBER 1, 1995
                                                                                                ENDED          (COMMENCEMENT
                                                                                                APRIL 30, 1997 OF OPERATIONS) TO
                                                                                                (UNAUDITED)    OCTOBER 31, 1996

Operations                                                                                            $ (21,746)     $ 94,919
Net investment income (loss)

 Net realized gain (loss)                                                                             383,180        418,467

 Change in net unrealized appreciation (depreciation)                                                 128,609        422,766

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      490,043        936,152

Distributions to shareholders                                                                         (44,990)       (10,687)
From net investment income

 In excess of net investment income                                                                   (24,904)       -

 From net realized gain                                                                               (266,472)      -

 TOTAL DISTRIBUTIONS                                                                                  (336,366)      (10,687)

Share transactions                                                                                    3,495,023      11,366,476
Net proceeds from sales of shares

 Reinvestment of distributions                                                                        334,785        10,618

 Cost of shares redeemed                                                                              (2,489,988)    (6,790,666)

 Redemption fees                                                                                      13,100         29,888

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                              1,352,920      4,616,316

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                             1,506,597      5,541,781

NET ASSETS

 Beginning of period                                                                                  5,541,781      -

 End of period (including under (over) distribution of net investment income of $(46,650) and $87,666, $ 7,048,378  $ 5,541,781 respectively)

OTHER INFORMATION
Shares

 Sold                                                                                                 279,315        1,041,015

 Issued in reinvestment of distributions                                                              28,935         1,052

 Redeemed                                                                                             (201,076)      (589,448)

 Net increase (decrease)                                                                              107,174        452,619



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                               SIX MONTHS      NOVEMBER 1, 1995
                                                               ENDED           (COMMENCEMENT
                                                               APRIL 30, 1997  OF OPERATIONS) TO
                                                                               OCTOBER 31,

SELECTED PER-SHARE DATA                                        (UNAUDITED)     1996

Net asset value, beginning of period                           $ 12.24       $ 10.00

Income from Investment Operations

 Net investment income (loss)                                   (.04) D       .23

 Net realized and unrealized gain (loss)                        1.13          1.98

 Total from investment operations                               1.09          2.21

Less Distributions                                              (.10)         (.04)
From net investment income

 In excess of net investment income                             (.06)         -

 From net realized gain                                         (.61)         -

 Total distributions                                            (.77)         (.04)

Redemption fees added to paid in capital                        .03           .07

Net asset value, end of period                                 $ 12.59       $ 12.24

TOTAL RETURN B, C                                               9.70%         22.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 7,048       $ 5,542

Ratio of expenses to average net assets                         2.00% A, E    2.00%
                                                                             E

Ratio of net investment income (loss) to average net assets     (.72)% A      1.74%

Portfolio turnover rate                                         133% A        129%

Average commission rate F                                      $ .1647       $ .1932


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
GERMANY
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                     PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                    MONTHS   YEAR     FUND

GERMANY                           12.19%   21.05%   27.23%

GERMANY (INCL. 3% SALES CHARGE)   8.83%    17.42%   23.41%

Deutscher Aktienindex 100         12.01%   22.40%   26.43%

European Region Funds Average     9.62%    17.13%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex (DAX) 100 - a market capitalization weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 67 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                     PAST 1   LIFE OF
APRIL 30, 1997                    YEAR     FUND

GERMANY                           21.05%   17.43%

GERMANY (INCL. 3% SALES CHARGE)   17.42%   15.07%

Deutscher Aktienindex 100         22.40%   16.94%

European Region Funds Average     17.13%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Germany                     EX DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                     9965.44
  1995/12/31       9835.80                    10210.69
  1996/01/31      10320.80                    10660.65
  1996/02/29      10369.30                    10743.29
  1996/03/31      10495.40                    10726.01
  1996/04/30      10194.70                    10329.62
  1996/05/31      10573.00                    10594.27
  1996/06/30      10650.60                    10868.98
  1996/07/31      10524.50                    10834.10
  1996/08/31      10660.30                    11091.29
  1996/09/30      10747.60                    11192.08
  1996/10/31      10999.80                    11287.60
  1996/11/30      11523.60                    11726.17
  1996/12/31      11650.51                    11911.25
  1997/01/31      11570.43                    11822.17
  1997/02/28      12000.82                    12283.84
  1997/03/31      12631.39                    13081.25
  1997/04/30      12341.13                    12643.15
Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $12,341 - a 23.41% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $12,643 - a 26.43% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
GERMANY
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Alexandra Edzard, Portfolio Manager of Fidelity Germany
Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the six- and 12-month periods ended April 30, 1997, the fund returned 12.19% and 21.05%, respectively. For comparison purposes, the fund's benchmark - the Deutscher Aktienindex (DAX) 100 - returned 12.01% for the same six-month period and 22.40% for the same 12-month period. The total returns for the European region funds average were 9.62% for the six-month period and 17.13% for the 12-month period that ended April 30, 1997, as tracked by Lipper Analytical Services.
Q. HOW WOULD YOU CHARACTERIZE THE GERMAN STOCK MARKET'S PERFORMANCE DURING THE PAST SIX MONTHS?
A. Over the past six months, the German market has been strong, fueled primarily by three factors. First, the period saw a number of German companies following through on the restructuring and return-on-investment goals announced over the past several years. In short, many German companies made significant strides toward improving shareholder value. Second, the Deutsche mark was weak relative to other European currencies and the U.S. dollar. That was a positive for German companies with large export businesses, as well as German companies that sell products and services domestically in competition with more expensive European and U.S. producers. Finally, the net supply of stocks available fell somewhat due to a lack of new issuance during the period while demand for stocks was strong. Even though foreign demand for German stocks was lackluster, we saw improvement in domestic demand, particularly from German banks and pension funds.
Q. AGAINST THIS BACKDROP, WHAT WERE THE KEYS TO THE FUND'S PERFORMANCE?
A. During the period, automakers Daimler-Benz, Germany's largest car manufacturer by total sales, Volkswagen, and BMW, Europe's number one auto exporter, were some of the best performers. These three made up about 10% of the fund's investments at the end of the period. For the most part, they benefited from rising sales in Europe and abroad, thanks in part to the weak Deutsche mark and the success of revamped product lines. Another strong performer was construction company Dyckerhoff. Even though the German economy remained weak, this company was able to benefit from its diversification into other areas of Europe where the economy was stronger.
Q. WITH THE ECONOMY WEAK AND CONSUMER SPENDING IN THE DOLDRUMS, HOW DID THE FUND'S RETAIL HOLDINGS PERFORM?
A. They were mixed. Some specialty retailers, such as sportswear and equipment manufacturer Adidas and bike maker Eurobike, did well on the strength of their foreign sales. Others, such as department store Metro, suffered along with the weak level of consumer spending in Germany.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes, as I mentioned, the fund's department store holdings generally lagged the overall market. Fortunately, I maintained a lighter weighting than the DAX 100 in department store stocks throughout the period. Some chemical companies - including BASF - also lagged the market. Increased global competition caused investors to worry that companies involved in producing basic chemicals or those involved in cyclical areas of the chemical business would suffer declining profits.
Q. DID YOU PURSUE ANY BROAD INVESTMENT STRATEGIES?
A. I continued to invest primarily in large, blue chip companies with proactive management teams, clear strategies and restructuring programs with realistic and achievable return goals. However, I also found some smaller companies that offered attractive growth at attractive valuations. One example was software maker SAP, which has a good growth strategy and a product that has been well-received among corporate users.
Q. LOOKING AT BROAD SECTOR THEMES, HAVE YOU MADE ANY SUBSTANTIAL CHANGES?
A. There weren't any major changes, but there were some minor adjustments I would like to discuss. First, I reduced the fund's exposure to chemical companies. Second, I reduced the fund's weighting in electric utilities. In my view, upcoming deregulation could put pressure on electricity prices and hurt electric providers. On the other hand, I increased the fund's stake in engineering companies, which I believe are poised to benefit from a wave of consolidation within the industry. For example, my view is that the merger of Thyssen and Hoesch-Krupp could result in cost savings for the combined entity.
Q. THE FINANCE SECTOR IS THE LARGEST SECTOR IN THE FUND. WHAT'S BEEN HAPPENING THERE?
A. While it's true that financial stocks were the largest sector in the fund at the end of the period, the fund is not overweighted in these stocks versus its index. In general, the performance of financial stocks was mixed during the period. However, I bought banks including Deutsche Bank, one of the fund's largest holdings at the end of the period, because I believed banks could benefit from consolidation in the banking industry.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS OR SO?
A. I'm optimistic about the future, although the market has had a pretty decent run over the past year. I wouldn't call the market cheap at the moment. To stay healthy, I'd say the market needs evidence that the German economy is on the mend. While some German companies have enjoyed good profits driven by the strength of their exports, other more domestically oriented companies have languished. That said, we haven't yet seen many foreign investors pouring money into this market. If only a moderate amount of foreign money comes into the German market, it could help boost returns. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of German issuers
FUND NUMBER: 346
TRADING SYMBOL: FGERF
START DATE: November 1, 1995
SIZE: as of April 30, 1997, more than
$13 million
MANAGER: Alexandra Edzard, since 1996;
joined Fidelity in 1994
(checkmark)
ALEXANDRA EDZARD ON SHAREHOLDER VALUE:
"Over the past several years, German companies have more readily accepted the reality that there is international competition for capital. They now understand that they need to deliver adequate returns to shareholders in order for people to invest in them. To make themselves more attractive to investors, many German companies are in the process of identifying what's wrong with their businesses and setting out on a path to fix it. Over the next several years, I think we will see the benefits of the fixes that are being put into place now.
"When selecting stocks for inclusion in the fund, I look carefully at a company's management team. I try to identify companies with proactive teams who are: focused on generating cash; setting adequate and realistic return targets; committed to restructuring; and willing to change in order to create shareholder value."
GERMANY
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
Other 14.2%
Row: 1, Col: 1, Value: 85.8
Row: 1, Col: 2, Value: 14.2
Germany 85.8%
AS OF OCTOBER 31, 1996
Other 5.6%
Row: 1, Col: 1, Value: 94.40000000000001
Row: 1, Col: 2, Value: 5.6
Germany 94.4%
ASSET ALLOCATION
                          % OF FUND'S   % OF FUND'S
                          INVESTMENTS   INVESTMENTS
                                        6 MONTHS AGO

 Common Stocks            75.6          82.2

 Preferred Stocks         15.2          14.2

 Short-term investments   9.2           3.6

TOP TEN STOCKS

                                                      % of fund's   % OF FUND'S
                                                      investments   INVESTMENTS
                                                                    IN THESE STOCKS
                                                                    6 MONTHS AGO

 Allianz Versich Holdings Ord. (Reg.)   (Insurance)   8.5           8.6

Munich Reinsurance AG (Reg.)                          6.5           2.3
(Insurance)

Daimler-Benz AG Ord.                                  4.5           5.2
(Autos, Tires, & Accessories)

Deutsche Bank AG                                      4.1           3.4
(Banks)

Bayer AG                                              3.9           5.9
(Chemicals & Plastics)

Siemens AG                                            3.8           5.4
(Electrical Equipment)

Hoechst AG Ord.                                       3.8           4.1
(Chemicals & Plastics)

Veba AG Ord.                                          3.7           7.3
(Electric Utility)

Volkswagen AG                                         3.4           4.5
(Autos, Tires, & Accessories)

 BASF AG                                              3.3           4.7
 (Chemicals & Plastics)


TOP TEN MARKET SECTORS
                                    % OF FUND'S   % OF FUND'S
                                    INVESTMENTS   INVESTMENTS
                                                  IN THESE
                                                  MARKET SECTORS
                                                  6 MONTHS AGO

 Finance                            31.7          27.3

 Basic Industries                   17.0          19.5

 Durables                           12.1          19.8

 Utilities                          10.4          11.8

 Industrial Machinery & Equipment   5.8           5.4

 Technology                         4.6           1.9

 Health                             4.2           6.2

 Retail & Wholesale                 1.8           1.0

 Nondurables                        1.2           0.9

 Construction & Real Estate         0.9           0.5

GERMANY
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 75.6%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 14.1%
CHEMICALS & PLASTICS - 12.0%
BASF AG  11,131 $ 435,968
Bayer AG  13,272  515,531
Degussa AG  2,910  128,433
Hoechst AG Ord.   12,528  492,131
  1,572,063
IRON & STEEL - 0.9%
Kloeckner Werke Actiengesellschaft Ord.   200  13,287
Thyssen AG Ord.   470  102,088
  115,375
METALS & MINING - 1.2%
Metallgesellschaft AG Ord. (a)  6,380  131,835
Vossloh AG (Reg.)  600  25,125
  156,960
TOTAL BASIC INDUSTRIES   1,844,398
CONSTRUCTION & REAL ESTATE - 0.5%
REAL ESTATE - 0.5%
IVG Holding AG  1,875  61,740
DURABLES - 6.3%
AUTOS, TIRES, & ACCESSORIES - 5.0%
Continental Gummi-Werke AG  1,703  37,433
Daimler-Benz AG Ord.  7,914  586,104
Daimler-Benz AG (rights)  7,914  686
Kolbenschmidt AG (a)  1,896  33,844
  658,067
TEXTILES & APPAREL - 1.3%
Adidas AG  1,479  152,937
PUMA AG  892  16,627
  169,564
TOTAL DURABLES   827,631
FINANCE - 31.7%
BANKS - 14.7%
Bayerische Hypotheken-und
 Wechselbank AG  5,221  162,145
Bayerische Vereinsbank AG Ord.   4,988  197,238
Commerzbank AG  6,691  180,316
Credit Suisse Group (Reg.)  1,690  190,326
Deutsche Bank AG (a)  10,230  539,497
Dresdner Bank AG Ord.   10,236  326,112
Julius Baer Holding AG  263  329,196
  1,924,830
CREDIT & OTHER FINANCE - 0.5%
ING Groep NV  1,700  66,780
INSURANCE - 16.5%
Allianz Versich Holdings Ord. (Reg.) (a)  5,700  1,106,381
Hannover Rueckversicherungs-AG  320  15,750
Koelnische Ruckesich (Reg.)  145  106,381
Marschollek Lautenschlaeger und
 Partner AG  370  74,810
Munich Reinsurance AG (Reg.)  352  848,965
  2,152,287
TOTAL FINANCE   4,143,897

 SHARES VALUE (NOTE 1)
HEALTH - 3.2%
DRUGS & PHARMACEUTICALS - 1.4%
Altana AG  66 $ 51,090
Fresenius AG (rights)  500  1,935
Schering AG  1,350  129,069
  182,094
MEDICAL EQUIPMENT & SUPPLIES - 1.8%
Gehe AG  3,483  231,388
TOTAL HEALTH   413,482
HOLDING COMPANIES - 0.6%
Man AG Ord.   282  81,291
INDUSTRIAL MACHINERY & EQUIPMENT - 5.8%
ELECTRICAL EQUIPMENT - 4.3%
Rofin Sinar Technologies, Inc.   1,600  23,800
Rofin Sinar Technologies, Inc. (Ger.)  2,500  38,994
Siemens AG  9,155  496,133
  558,927
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Fried. Krupp AG, Hoesch-Krupp (a)  550  101,037
Mannesmann AG Ord.   244  95,934
  196,971
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   755,898
RETAIL & WHOLESALE - 1.8%
GENERAL MERCHANDISE STORES - 1.7%
Metro AG  2,322  225,218
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Eurobike AG  624  16,582
TOTAL RETAIL & WHOLESALE   241,800
TECHNOLOGY - 2.8%
COMPUTER SERVICES & SOFTWARE - 2.8%
SAP (Systeme Anwendungen Produkte) AG  1,981  361,628
TRANSPORTATION - 0.5%
AIR TRANSPORTATION - 0.5%
Lufthansa  4,950  68,915
UTILITIES - 8.3%
ELECTRIC UTILITY - 5.6%
Veba AG Ord.   9,411  486,466
Viag AG  544  241,980
  728,446
TELEPHONE SERVICES - 2.7%
Deutsche Telekom AG  16,723  361,693
TOTAL UTILITIES   1,090,139
TOTAL COMMON STOCKS
 (Cost $9,399,010)   9,890,819
NONCONVERTIBLE PREFERRED STOCKS - 15.2%
BASIC INDUSTRIES - 2.9%
CHEMICALS & PLASTICS - 2.9%
Henkel KGAA Pfd.  4,240  232,691
Wella AG  250  151,642
  384,333
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.4%
Dyckerhoff AG (non-vtg.)  138 $ 49,427
DURABLES - 5.8%
AUTOS, TIRES, & ACCESSORIES - 5.8%
(BMW) Muenchen Beyerische
 Motorenwerke AG  570  315,450
Volkswagen AG  913  449,367
  764,817
HEALTH - 1.0%
DRUGS & PHARMACEUTICALS - 1.0%
Biotest AG  600  23,206
Fresenius AG  500  112,504
  135,710
NONDURABLES - 1.2%
BEVERAGES - 0.5%
Berentzen-Gruppe AG  1,980  56,047
FOODS - 0.7%
Suedzucker AG  195  94,399
TOTAL NONDURABLES   150,446
TECHNOLOGY - 1.8%
COMPUTER SERVICES & SOFTWARE - 1.8%
SAP AG  1,297  237,964
UTILITIES - 2.1%
ELECTRIC UTILITY - 2.1%
RWE AG  8,020  269,179
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $1,717,838)   1,991,876
CASH EQUIVALENTS - 9.2%
 SHARES

Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.37%, dated
 4/30/97 due 5/1/97  $ 31,005  31,000
 SHARES
Taxable Central Cash Fund (b)   1,172,772  1,172,772
TOTAL CASH EQUIVALENTS
 (Cost $1,203,772)   1,203,772
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $12,320,620)  $ 13,086,467
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $8,361,632 and $4,419,247, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,737 for the period.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $12,320,700. Net unrealized appreciation aggregated $765,767, of which $893,464 related to appreciated investment securities and $127,697 related to depreciated investment securities.
GERMANY
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements                                               $ 13,086,467
of $31,000) (cost $12,320,620) - See accompanying schedule

Cash                                                                                                               812

Receivable for investments sold                                                                                    13,573

Receivable for fund shares sold                                                                                    65,078

Dividends receivable                                                                                               3,008

Interest receivable                                                                                                5,772

 TOTAL ASSETS                                                                                                      13,174,710

LIABILITIES

Payable for investments purchased                                                                      $ 39,090

Payable for fund shares redeemed                                                                        5,137

Accrued management fee                                                                                  5,468

Other payables and accrued expenses                                                                     25,610

 TOTAL LIABILITIES                                                                                                 75,305

NET ASSETS                                                                                                        $ 13,099,405

Net Assets consist of:

Paid in capital                                                                                                   $ 11,789,673

Distributions in excess of net investment income                                                                   (52,723
                                                                                                                  )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                596,617

Net unrealized appreciation (depreciation) on investments                                                          765,838
and assets and liabilities in
foreign currencies

NET ASSETS, for 1,062,143 shares outstanding                                                                      $ 13,099,405

NET ASSET VALUE and redemption price per share ($13,099,405 (divided by) 1,062,143 shares)                         $12.33

Maximum offering price per share (100/97.00 of $12.33)                                                             $12.71


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                             $ 21,025
Dividends

Interest                                                                       22,853

                                                                               43,878

Less foreign taxes withheld                                                    (2,092
                                                                              )

 TOTAL INCOME                                                                  41,786

EXPENSES

Management fee                                                     $ 35,598

Transfer agent fees                                                 16,008

Accounting fees and expenses                                        30,006

Non-interested trustees' compensation                               26

Custodian fees and expenses                                         10,894

Registration fees                                                   9,366

Audit                                                               16,368

Legal                                                               25

Miscellaneous                                                       48

 Total expenses before reductions                                   118,339

 Expense reductions                                                 (25,579    92,760
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                   (50,974
                                                                              )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              600,329

 Foreign currency transactions                                      (335       599,994
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              436,354

 Assets and liabilities in                                          40         436,394
 foreign currencies

NET GAIN (LOSS)                                                                1,036,388

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 985,414

OTHER INFORMATION                                                             $ 18,540
 Sales charges paid to FDC

 Expense reductions                                                  375
 Custodian interest credits

  FMR reimbursement                                                  25,204

                                                                     $ 25,579


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                            SIX MONTHS       NOVEMBER 1, 1995
                                                                                             ENDED            (COMMENCEMENT
                                                                                             APRIL 30, 1997   OF OPERATIONS) TO
                                                                                             (UNAUDITED)      OCTOBER 31,
                                                                                                               1996

Operations                                                                                      $ (50,974)     $ 6,560
Net investment income (loss)

 Net realized gain (loss)                                                                       599,994        284,909

 Change in net unrealized appreciation (depreciation)                                           436,394        329,444

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                985,414        620,913

Distributions to shareholders                                                                  (7,044)        -
From net investment income

 From net realized gain                                                                        (246,538)      -

 TOTAL DISTRIBUTIONS                                                                           (253,582)      -

Share transactions                                                                             7,800,876      9,994,580
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 252,687        -

 Cost of shares redeemed                                                                       (2,879,486)    (3,453,139)

 Redemption fees                                                                               15,226         15,916

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       5,189,303      6,557,357

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      5,921,135      7,178,270

NET ASSETS

 Beginning of period                                                                           7,178,270      -

 End of period (including under (over) distribution of net investment income of $(52,723) and
$6,207,                                                                                         $ 13,099,405   $ 7,178,270
respectively)

OTHER INFORMATION                                                                               648,841        951,953
Shares
 Sold

 Issued in reinvestment of distributions                                                        22,362         -

 Redeemed                                                                                       (241,881)      (319,132)

 Net increase (decrease)                                                                        429,322        632,821



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                                   SIX MONTHS       NOVEMBER 1, 1995
                                                                   ENDED            (COMMENCEMENT
                                                                   APRIL 30, 1997   OF OPERATIONS) TO
                                                                                    OCTOBER 31,

SELECTED PER-SHARE DATA                                            (UNAUDITED)      1996

Net asset value, beginning of period                                $ 11.34       $ 10.00

Income from Investment Operations                                    (.06) D       .01
Net investment income (loss)

 Net realized and unrealized gain (loss)                             1.39          1.31

 Total from investment operations                                    1.33          1.32

Less Distributions

 From net investment income                                          (.01)         -

 From net realized gain                                              (.35)         -

 Total distributions                                                 (.36)         -

Redemption fees added to paid in capital                             .02           .02

Net asset value, end of period                                      $ 12.33       $ 11.34

TOTAL RETURN B, C                                                    12.19%        13.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 13,099      $ 7,178

Ratio of expenses to average net assets                              2.00% A, E    2.00% E

Ratio of expenses to average net assets after expense reductions     1.99% A, F    2.00%

Ratio of net investment income (loss) to average net assets          (1.09)% A     .12%

Portfolio turnover rate                                              102% A        133%

Average commission rate G                                           $ .1681       $ .1714


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
HONG KONG AND CHINA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                   MONTHS   YEAR     FUND

HONG KONG AND CHINA              5.59%    22.94%   37.09%

HONG KONG AND CHINA              2.43%    19.25%   32.98%
 (INCL. 3% SALES CHARGE)

Hang Seng Index                  4.62%    20.95%   37.63%

Pacific ex-Japan Funds Average   2.35%    -3.38%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the Pacific ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   LIFE OF
APRIL 30, 1997                   YEAR     FUND

HONG KONG AND CHINA              22.94%   23.42%

HONG KONG AND CHINA              19.25%   20.94%
 (INCL. 3% SALES CHARGE)

Hang Seng Index                  20.95%   23.75%

Pacific ex-Japan Funds Average   -3.38%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Hong Kong and China         EX Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10056.30
  1995/12/31       9942.65                    10356.20
  1996/01/31      11136.94                    11708.58
  1996/02/29      11001.00                    11494.93
  1996/03/31      10787.39                    11345.73
  1996/04/30      10816.52                    11378.92
  1996/05/31      11156.36                    11718.38
  1996/06/30      11010.71                    11486.92
  1996/07/31      10738.84                    11173.46
  1996/08/31      11272.87                    11704.20
  1996/09/30      12010.80                    12514.94
  1996/10/31      12593.38                    13154.67
  1996/11/30      13962.44                    14152.56
  1996/12/31      14017.97                    14239.94
  1997/01/31      13741.76                    14109.20
  1997/02/28      13899.59                    14227.69
  1997/03/31      13021.62                    13331.10
  1997/04/30      13297.84                    13762.69
Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995, when the fund started and the current maximum 3% sales charge was paid. As the charts shows, by April 30, 1997, the value of the investment would have grown to $13,298 - a 32.98% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,763 - a 37.63% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
HONG KONG AND CHINA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Joseph Tse, Portfolio Manager of Fidelity Hong Kong and China Fund
Q. HOW DID THE FUND PERFORM, JOSEPH?
A. The fund outperformed both its peer group and index over the six-month period that ended April 30, 1997. During this period, the fund had a return of 5.59%, compared to 2.35% for the Pacific ex-Japan funds average, according to Lipper Analytical Services, and 4.62% for the Hang Seng Index. For the 12-month period that ended April 30, 1997, the fund had a return of 22.94%, the Lipper peer group was -3.38% and the Hang Seng Index was up 20.95%.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
A. The market basically moved sideways during the period. The property sector - by far the most important part of the Hong Kong stock market - did very well through December of last year, and then started to retreat quite significantly due to excessive speculation in the residential property market. In January and February, in fact, while apartment prices were up 10%-15%, the stock market began discounting these prices and selling the stocks of many property companies. This correction continued through the end of the period.
Q. THE SO-CALLED "RED CHIP" STOCKS ALSO PLAYED A KEY ROLE IN THE MARKET, DIDN'T THEY?
A. That's quite true. The red chips - or Hong Kong-based companies controlled by mainland China - have been the focus of the market over the past year or so. Many of these stocks have tripled and quadrupled after receiving "cheap" assets from their parent companies in China. Shanghai Industrial Holdings, for example, was first listed on the market about a year ago at below $10, and now is selling at over $40. The red chips have drawn so much attention and speculative "hot money" that they've frequently accounted for about 50% of market activity, even though they make up only about 10% of the market's capitalization. People are paying a hefty price for these concepts and their lack of apparent earnings. Since this fund focuses primarily on companies' fundamentals - meaning their business prospects as seen in the growth of their business by reasons other than acquisitions, for instance - I've tended to downplay the red chips.
Q. WHAT WERE THE KEY FACTORS IN THE FUND'S STRONG ABSOLUTE PERFORMANCE SINCE LAST FALL?
A. There were a couple of factors. First, the fund benefited from the run-up in property companies before the turn of the year, and I managed to avoid part of the correction in these stocks recently by selling some of my holdings in such companies as Henderson Land Development, New World Development, Wharf Holdings and Great Eagle Holdings in January. Second, the fund's position in HSBC - Hong Kong's leading bank and our largest holding - helped, as its stock appreciated close to 25%.
Q. YOU ALSO INCREASED THE FUND'S WEIGHTING IN THE UTILITIES SECTOR FROM 5.6% SIX MONTHS AGO TO ALMOST 15% AT THE END OF THE PERIOD. WHAT DID YOU SEE IN THIS SECTOR AND HOW DID IT DO?
A. I almost tripled my weighting in this sector for two reasons, and I'm glad I did because the utilities sector outperformed during the period, helping the fund's performance. The first factor in my thinking was that I needed to find stocks to buy as I sold some of my holdings in the property companies, and I wanted to stay fully invested in the market. The second factor was that I was looking for more defensive positions, and I found them in such companies as Hong Kong Telecommunications, China Light & Power and Hong Kong Electric, all top-10 holdings at the end of the period. With the stocks of the property companies - which make up about 40% of the stock market in Hong Kong - dropping since the beginning of the year, the utilities turned out to be a good way to further diversify the fund. There's also a good likelihood that the way in which utilities are regulated could be changed in the near future, which I believe can benefit these holdings. Finally, China Light & Power and Hong Kong Electric have both become much more aggressive in looking at business opportunities in China and elsewhere overseas.
Q. WHAT OTHER INDIVIDUAL HOLDINGS INFLUENCED PERFORMANCE?
A. Both Cheung Kong Holdings - the fund's third-largest position - and Cheung Kong Infrastructure helped. Although it has significant property holdings, Cheung Kong Holdings - which also owns about 50% of Hutchison Whampoa, another large position in the fund - outperformed the broader market because it is viewed more as a well-managed conglomerate than a property company, and conglomerates were viewed as better investments than property companies during most of the period. Cheung Kong Infrastructure was part of an investment theme I played to invest in the infrastructure in China, including roads and power plants on the mainland. I thought it had one of the best management teams among the companies investing in China's infrastructure. Investors should note that Cheung Kong is a household name in the region, the flagship of one of Asia's wealthiest men. As far as holdings that hurt performance, I'd point to not being able to reduce my positions in such property companies as Great Eagle Holdings as fast as I would have liked when this sector began to correct earlier this year. Mandarin Oriental, a hotel company, was also a disappointment.
Q. WHAT'S YOUR OUTLOOK FOR THE FUTURE?
A. I'm a bull, barring any significant increase in U.S. interest rates. I don't think the property market is headed for a cyclical correction, as many people might have thought at the start of the year. Instead, I think the correction will be short-lived. And as we know, the broader Hong Kong stock market generally takes its cues from the property market, because it's such a large component. I also think that volume in the market will improve, with more funds flowing in from China. Further, Hong Kong is seen a safe haven throughout the region. With other regional markets, such as Thailand, Malaysia and the Philippines, in the doldrums, Hong Kong can be an indirect beneficiary of weaknesses elsewhere in the Pacific Rim.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Hong Kong and Chinese issuers
FUND NUMBER: 352
TRADING SYMBOL: FHKCX
START DATE: November  1, 1995
SIZE: as of April 30, 1997, more than
$184 million
MANAGER: Joseph Tse, since inception;
director of research, Fidelity Investments
Management (Hong Kong), since 1994;
manager, Asian portion of various global equity funds, since 1993; analyst covering
Hong Kong and Chinese equities, 1990-1993;
joined Fidelity in 1990
(checkmark)
JOSEPH TSE ON OPPORTUNITIES IN CHINA:
"On a macro-economic - or top-down - basis, China has been coming out with very favorable economic numbers. Inflation has dropped to single digits, export growth has been strong and credit has been loosening. So all the macro signs have been telling us that things have been going very well there, which had been expected. The implications for the fund are that with these positive macro-economic numbers investors might begin to feel more comfortable about committing money to the Hong
Kong market, the best way to `play China,' in my view.
"There is another factor. There is going to be a lot of money coming from China and going into the Hong
Kong market. We've seen signs of this already with the red chip companies and the speculation over the past year in their stocks and in the property market.
"I will play China through the red chips very selectively because most of them do not meet my fundamental investment criteria. I prefer to invest in companies with a good track record and good management.
Also, organic growth is much preferred over growth through acquisitions."
HONG KONG AND CHINA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
Other
1.1%
Bermuda 4.9%
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 94.0
Row: 1, Col: 3, Value: 4.0
Hong Kong 94.0%
AS OF OCTOBER 31, 1996
Other 7.4%
Row: 1, Col: 1, Value: 7.4
Row: 1, Col: 2, Value: 92.59999999999999
Hong
Kong 92.6%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   100.0         95.8

Short-term investments   0.0           4.2

TOP TEN STOCKS
                                      % OF FUND'S   % OF FUND'S
                                      INVESTMENTS   INVESTMENTS
                                                    IN THESE
                                                    STOCKS 6
                                                    MONTHS AGO

HSBC Holdings PLC                     20.8          14.8
(Banks)

Sun Hung Kai Properties Ltd.          10.2          9.8
(Real Estate)

Cheung Kong Holdings Ltd.             7.7           4.8
(Real Estate)

Hong Kong Telecommunications Ltd.     5.5           3.8
(Telephone Services)

New World Development Co. Ltd.         5.4          4.8
(Real Estate)

Citic Pacific Ltd. Ord.               4.8           0.6
(Holding Companies)

Henderson Land Development Co. Ltd.   4.7           9.6
(Real Estate)

Hutchison Whampoa Ltd. Ord.           4.3           9.7
(Electrical Equipment)

China Light & Power Co. Ltd.          4.0           0.0
(Electric Utility)

(Hong Kong Electric Holdings Ord.     2.8           0.0
(Electric Utility)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS 6
                                                 MONTHS AGO

Construction & Real Estate         36.9          43.9

Finance                            24.9          22.5

Utilities                          14.9          5.6

Holding Companies                  6.8           2.3

Industrial Machinery & Equipment   4.8           10.6

Media & Leisure                    3.8           1.3

Transportation                     3.8           4.3

Retail & Wholesale                 1.4           3.1

Nondurables                        1.2           0.6

Durables                           0.6           1.6

HONG KONG AND CHINA
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 100.0%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 0.5%
METALS & MINING - 0.5%
China Resources Enterprise Ltd.   304,000 $ 839,812
CONSTRUCTION & REAL ESTATE - 36.9%
BUILDING MATERIALS - 0.2%
China Mdrchants Hai Hong Holdings
 Co. Ltd.   396,000  424,295
CONSTRUCTION - 2.4%
Cheung Kong Infrastructure Holdings Ltd.   1,528,000  4,329,646
REAL ESTATE - 34.3%
Cheung Kong Holdings Ltd.   1,606,000  14,097,722
Great Eagle Holdings Ltd.   1,733,532  5,180,567
Henderson Land Development Co. Ltd.   1,032,700  8,698,596
Henderson Investment Ltd.   2,598,000  2,699,787
Hysan Development Co. Ltd.
 (warrants) (a)  49,600  17,128
New World Development Co. Ltd.   1,723,661  9,946,124
Soundwill Holdings Ltd.   5,184,000  1,539,173
Sun Hung Kai Properties Ltd.   1,728,000  18,737,753
Wharf Holdings Ltd.   579,000  2,189,983
  63,106,833
TOTAL CONSTRUCTION & REAL ESTATE   67,860,774
DURABLES - 0.6%
AUTOS, TIRES, & ACCESSORIES - 0.6%
Sime Darby Hongkong Ltd.   1,042,000  1,123,178
FINANCE - 24.9%
BANKS - 24.5%
HSBC Holdings PLC  1,514,852  38,218,489
Hang Seng Bank Ltd.   134,900  1,519,399
Ka Wah Bank Ltd.   7,200,000  3,136,900
Liu Chong Hing Bank Ltd.   1,235,000  2,271,832
Wing Hang Bank Ltd.   4,300  15,709
  45,162,329
INSURANCE - 0.4%
National Mutual Asia Ltd.   692,000  714,645
TOTAL FINANCE   45,876,974
HEALTH - 0.4%
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
Arts Optical International Holdings Ltd.   282,000  52,421
Moulin International Holding Ltd.   800,000  609,307
  661,728
HOLDING COMPANIES - 6.8%
Citic Pacific Ltd. Ord.   1,634,000  8,838,133
Guangdong Investments Co. Ltd. Ord.   3,022,000  2,828,309
Shanghai Industrial Holdings Ltd.
 Class H  156,000  878,022
  12,544,464
INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%
ELECTRICAL EQUIPMENT - 4.8%
Harbin Power Equipment Co. Ltd.
 Class H  786,000  162,344
Hutchison Whampoa Ltd. Ord.   1,069,000  7,934,874
Johnson Electric Holdings Ltd.   244,200  662,002
  8,759,220

 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Dongfang Electrical Machinery Co. Ltd.
 Class H  126,000 $ 41,477
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   8,800,697
MEDIA & LEISURE - 3.8%
BROADCASTING - 1.1%
Television Broadcast Ltd. Ord.   481,000  1,974,543
ENTERTAINMENT - 0.3%
China Star Entertainment Ltd. (a)  16,844,000  597,960
LODGING & GAMING - 1.3%
Harbour Centre Development Ltd.   312,000  416,859
Mandarin Oriental International Ltd.   1,785,866  2,071,605
  2,488,464
PUBLISHING - 1.1%
Oriental Press Group Ltd.   5,334,000  1,996,850
TOTAL MEDIA & LEISURE   7,057,817
NONDURABLES - 1.2%
FOODS - 0.9%
Tingyi Cayman Islands Holding
 Corp. (a)  6,752,000  1,647,361
HOUSEHOLD PRODUCTS - 0.3%
Magician Industries Holdings Ltd. (a)  2,058,000  571,187
TOTAL NONDURABLES   2,218,548
RETAIL & WHOLESALE - 1.4%
APPAREL STORES - 1.1%
Esprit Asia Holdings Ltd.   684,000  313,458
Giordano Holdings Ltd. Ord.   2,717,000  1,473,104
Goldlion Holdings Ltd.   386,000  227,967
  2,014,529
GROCERY STORES - 0.3%
Dairy Farm International Holdings
 Ltd. (SG)  645,000  477,300
TOTAL RETAIL & WHOLESALE   2,491,829
TECHNOLOGY - 0.0%
COMMUNICATIONS EQUIPMENT - 0.0%
Nanjing Posts Telecommunications
 Equipment Class B  200,000  67,175
TRANSPORTATION - 3.8%
AIR TRANSPORTATION - 1.0%
Swire Pacific Ltd. Class A  232,000  1,789,453
TRUCKING & FREIGHT - 2.8%
GZI Transport Ltd.   2,396,000  1,438,250
GZI Transport Ltd. (warrants) (a)  62,800  10,053
New World Infrastructure Ltd. (a)  1,339,400  3,786,595
  5,234,898
TOTAL TRANSPORTATION   7,024,351
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - 14.9%
CELLULAR - 1.9%
Smartone Telecommunications Holdings Ltd.   1,874,000 $ 3,580,352
ELECTRIC UTILITY - 6.9%
China Light & Power Co. Ltd.   1,646,000  7,415,659
Hong Kong Electric Holdings Ord.   1,476,000  5,220,732
Shandong Huaneng Power Development
 Ltd. Class N sponsored ADR  9,100  105,788
  12,742,179
GAS - 0.6%
Hong Kong & China Gas Co. Ltd.   672,064  1,067,113
TELEPHONE SERVICES - 5.5%
Hong Kong Telecommunications Ltd.   5,882,000  10,072,924
TOTAL UTILITIES   27,462,568
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $176,142,853)  $ 184,029,915
LEGEND
(a) Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $208,875,103 and $131,799,519, respectively.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $176,241,781. Net unrealized appreciation aggregated $7,788,134, of which $14,772,131 related to appreciated investment securities and $6,983,997 related to depreciated investment securities. HONG KONG AND CHINA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                        $ 184,029,915
value (cost $176,142,853) -
See accompanying schedule

Receivable for investments sold                                                                                      3,238,388

Receivable for fund shares sold                                                                                      379,589

Dividends receivable                                                                                                 518,317

Interest receivable                                                                                                  18,620

Redemption fees receivable                                                                                           179

 TOTAL ASSETS                                                                                                        188,185,008

LIABILITIES

Payable to custodian bank                                                                             $ 1,805,367

Payable for investments purchased                                                                      476,161

Payable for fund shares redeemed                                                                       852,488

Accrued management fee                                                                                 112,452

Other payables and                                                                                     105,690
accrued expenses

 TOTAL LIABILITIES                                                                                                   3,352,158

NET ASSETS                                                                                                          $ 184,832,850

Net Assets consist of:

Paid in capital                                                                                                     $ 172,236,004

Undistributed net investment income                                                                                  643,466

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  4,066,200

Net unrealized appreciation (depreciation) on investments                                                            7,887,180
and assets and liabilities in
foreign currencies

NET ASSETS, for 13,710,033 shares outstanding                                                                       $ 184,832,850

NET ASSET VALUE and redemption price per share ($184,832,850 (divided by) 13,710,033 shares)                         $13.48

Maximum offering price per share (100/97.00 of $13.48)                                                               $13.90


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 2,139,091
Dividends

Interest                                                                          224,278

 TOTAL INCOME                                                                     2,363,369

EXPENSES

Management fee                                                     $ 710,155

Transfer agent fees                                                 290,119

Accounting fees and expenses                                        72,405

Non-interested trustees' compensation                               409

Custodian fees and expenses                                         91,389

Registration fees                                                   20,136

Audit                                                               16,698

Legal                                                               403

Miscellaneous                                                       793

 Total expenses before reductions                                   1,202,507

 Expense reductions                                                 (213          1,202,294
                                                                   )

NET INVESTMENT INCOME                                                             1,161,075

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              4,285,356

 Foreign currency transactions                                      (459          4,284,897
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (3,309,466
                                                                   )

 Assets and liabilities in                                          124           (3,309,342
 foreign currencies                                                              )

NET GAIN (LOSS)                                                                   975,555

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 2,136,630

OTHER INFORMATION                                                                $ 597,343
Sales charges paid to FDC

 Expense reductions                                                              $ 103
 Custodian interest credits

  Transfer agent interest credits                                                 110

                                                                                 $ 213


STATEMENT OF CHANGES IN NET ASSETS



INCREASE (DECREASE) IN NET ASSETS                                                             SIX MONTHS       NOVEMBER 1, 1995
                                                                                              ENDED            (COMMENCEMENT
                                                                                              APRIL 30, 1997   OF OPERATIONS) TO
                                                                                              (UNAUDITED)      OCTOBER 31, 1996

Operations                                                                                    $ 1,161,075      $ 1,483,683
Net investment income

 Net realized gain (loss)                                                                     4,284,897        976,500

 Change in net unrealized appreciation (depreciation)                                         (3,309,342)      11,196,522

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              2,136,630        13,656,705

Distributions to shareholders                                                                 (1,741,903)      (11,297)
From net investment income

 From net realized gain                                                                       (995,341)        -

 TOTAL DISTRIBUTIONS                                                                          (2,737,244)      (11,297)

Share transactions                                                                            186,962,633      148,300,504
Net proceeds from sales of shares

 Reinvestment of distributions                                                                2,718,650        11,187

 Cost of shares redeemed                                                                      (114,639,356)    (52,326,724)

 Redemption fees                                                                              511,315          249,847

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                      75,553,242       96,234,814

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                     74,952,628       109,880,222

NET ASSETS

 Beginning of period                                                                          109,880,222      -

 End of period (including undistributed net investment income of $643,466 and $1,471,740,
respectively)                                                                                 $ 184,832,850    $ 109,880,222

OTHER INFORMATION
Shares

 Sold                                                                                         13,382,927       13,096,572

 Issued in reinvestment of distributions                                                      197,576          1,110

 Redeemed                                                                                     (8,341,085)      (4,627,067)

 Net increase (decrease)                                                                      5,239,418        8,470,615



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                                        SIX MONTHS ENDED   NOVEMBER 1, 1995
                                           APRIL 30, 1997  (COMMENCEMENT
                                                           OF OPERATIONS) TO
                                                           OCTOBER 31,

SELECTED PER-SHARE DATA C                     (UNAUDITED)  1996

Net asset value, beginning of period                    $ 12.97     $ 10.00

Income from Investment Operations

 Net investment income                                   .08         .29

 Net realized and unrealized gain (loss)                 .61 E       2.64

 Total from investment operations                        .69         2.93

Less Distributions

 From net investment income                              (.14)       (.01)

 From net realized gain                                  (.08)       -

 Total distributions                                     (.22)       (.01)

Redemption fees added to paid in capital                 .04         .05

Net asset value, end of period                          $ 13.48     $ 12.97

TOTAL RETURN B                                           5.59%       29.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 184,833   $ 109,880

Ratio of expenses to average net assets                  1.30% A     1.62%

Ratio of net investment income to average net assets     1.25% A     2.53%

Portfolio turnover rate                                  152% A      118%

Average commission rate D                               $ .0042     $ .0049

ANNUALIZED
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
JAPAN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 6    PAST 1    LIFE OF
APRIL 30, 1997                  MONTHS    YEAR      FUND

JAPAN                           -4.11%    -17.65%   18.99%

JAPAN (INCL. 3% SALES CHARGE)   -6.99%    -20.12%   15.42%

Tokyo Stock Exchange Index      -16.36%   -30.00%   5.80%

Japanese Funds Average          -7.44%    -20.74%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 15, 1992. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 29 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1    LIFE OF
APRIL 30, 1997                  YEAR      FUND

JAPAN                           -17.65%   3.83%

JAPAN (INCL. 3% SALES CHARGE)   -20.12%   3.15%

Tokyo Stock Exchange Index      -30.00%   1.23%

Japanese Funds Average          -20.74%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Fund                  TOPIX Total Return Index
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9811.27
  1992/10/31       9544.80                     9332.17
  1992/11/30       9641.80                     9572.82
  1992/12/31       9661.20                     9433.21
  1993/01/31       9748.50                     9384.24
  1993/02/28      10301.40                     9811.42
  1993/03/31      11484.80                    11248.65
  1993/04/30      13036.80                    13164.83
  1993/05/31      13405.40                    13960.79
  1993/06/30      12610.00                    13384.04
  1993/07/31      13453.90                    14324.51
  1993/08/31      13686.70                    14644.62
  1993/09/30      13318.10                    13883.59
  1993/10/31      12949.50                    13630.65
  1993/11/30      11252.00                    11425.15
  1993/12/31      11637.09                    11710.09
  1994/01/31      13010.29                    13580.32
  1994/02/28      13621.71                    14243.17
  1994/03/31      13391.17                    13839.98
  1994/04/30      13701.90                    14380.65
  1994/05/31      14082.78                    14642.50
  1994/06/30      14934.77                    15458.92
  1994/07/31      14443.62                    14904.58
  1994/08/31      14393.51                    14941.03
  1994/09/30      14042.69                    14546.44
  1994/10/31      14303.30                    14931.14
  1994/11/30      13331.03                    14046.14
  1994/12/31      13552.55                    14293.80
  1995/01/31      12387.96                    13541.08
  1995/02/28      11810.82                    12774.70
  1995/03/31      12758.98                    13878.24
  1995/04/30      12913.57                    14542.52
  1995/05/31      12181.84                    13603.56
  1995/06/30      12016.94                    12954.90
  1995/07/31      12820.82                    13954.75
  1995/08/31      12769.29                    13412.04
  1995/09/30      12738.37                    13423.28
  1995/10/31      12449.80                    12716.06
  1995/11/30      12594.08                    13459.05
  1995/12/31      13263.98                    14061.61
  1996/01/31      13171.23                    13926.68
  1996/02/29      12810.51                    13703.32
  1996/03/31      13171.23                    14163.25
  1996/04/30      14016.33                    15115.19
  1996/05/31      13511.33                    14383.22
  1996/06/30      13748.37                    14452.27
  1996/07/31      13068.16                    13750.93
  1996/08/31      12573.47                    13172.22
  1996/09/30      12862.04                    13551.64
  1996/10/31      12037.55                    12650.04
  1996/11/30      12336.43                    12751.00
  1996/12/31      11779.52                    11774.61
  1997/01/31      10892.44                    10511.93
  1997/02/28      11181.26                    10720.12
  1997/03/31      10995.59                    10326.82
  1997/04/30      11531.96                    10580.45
Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $11,542 - a 15.42% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,580 - a 5.80% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Japan Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the six months that ended April 30, 1997, the fund had a total return of -4.11%. That handily beat the Tokyo Stock Exchange Index (TOPIX)
- a measure of the overall performance of the Japanese stock market - which returned -16.36% over the same time period. In addition, the fund beat the Japanese funds average, which returned -7.44% over the six-month period, according to Lipper Analytical Services. For the 12 months that ended April 30, 1997, the fund was down 17.65%, the TOPIX lost 30.00% and the Japanese funds average dropped 20.74%.
Q. WHAT FACTORS HELPED THE FUND BEAT THE INDEX AND THE AVERAGE OVER THE PAST SIX MONTHS?
A. The market favored the kinds of stocks I chose for the fund. Specifically, these were companies with shareholder-friendly management that are internationally competitive or have some sort of competitive advantage, and whose stocks were selling at attractive valuations. In addition, many of the companies in the fund that posted strong performance were exporters helped by the weakness of the yen. This weakness helped make Japanese products less expensive to customers outside of Japan. Furthermore, the domestic Japanese investor base has become more interested in stocks of companies with shareholder-friendly management.
Q. AT THE SAME TIME, THE FUND WAS DOWN ABOUT 4%. WHY WAS THAT?
A. The main reason was currency depreciation. The yen weakened from about 114 to the dollar in October to around 126 to the dollar at the end of the period. So even though the stocks in the fund did well, those gains did not translate when converted back into dollars. Fidelity Japan Fund does not use currency hedging to offset the influence of currency fluctuations.
Q. WHAT LED TO THE POOR PERFORMANCE OF THE JAPANESE MARKET?
A. One of the main reasons the TOPIX struggled was an increasing lack of confidence in the finance sector, which makes up about 18% of the index. The bad loan situation that has been going on for some time seemed to worsen, there were scandals in the brokerage community, rumors abounded of bank failures and a life insurance company was forced to close. Another problem was a very slow economy that didn't help the more domestic-oriented and less competitive industries such as steel and chemicals. But the overriding problem in the Japanese market was ongoing deregulation. The non-competitive industries that were either fully or partially regulated saw share price collapses beyond the beaten-down levels they had already reached. A large rift was created between the performance of these companies and that of the shareholder-friendly, competitive stocks I mentioned earlier.
Q. EVEN THOUGH THERE HAVE BEEN PROBLEMS IN THE FINANCE SECTOR, THE FUND MAINTAINED A STAKE OF ABOUT 13% IN FINANCE STOCKS AT THE END OF THE PERIOD. WHY?
A. Deregulation in the finance sector - often called the "Big Bang" reforms
- will incorporate several steps, some of which haven't been disclosed. What we do know is that there will be foreign currency deregulation, so that Japanese investors can start to hold accounts denominated in foreign currency. Commissions in the brokerage industry should be changed from fixed rates in the not-too-distant future. At the same time, banks probably will be able to engage in brokerage activities, bond issuance and underwriting of initial public offerings. All of this activity points to a great deal of opportunity, although the sector's continuing problems have led me to invest less in finance than is included in the index. To win, companies will need effective distribution channels, investment management expertise and aggressive personnel. Currently, most companies fail on all of these accounts, or at least one. I've sought to concentrate the fund's finance investments on those companies that I feel can succeed in this newly competitive market.
Q. LET'S TAKE A LOOK AT THOSE STOCKS THAT PERFORMED WELL FOR THE FUND . . .
A. I'd mention three that have at least one common thread: They are exporters that benefited from yen weakness. Toyota is the first. This company is in the middle of a tremendous product cycle, introducing new models and increasing market share. The company is focused on reducing costs by a staggering $1 billion a year, something it succeeded in doing over the past year. It is using its free cash flow to buy back shares and is reinforcing its shareholder-friendly reputation by meeting with shareholders. Fuji Photo Film is a significant position I built in the fund in 1995. It had been a beaten-down stock because investors perceived the company's earnings growth to be at a standstill. However, that situation has changed, spurred on by the weak yen. The company has been better in terms of disclosure and contact with executives, and has used its excess free cash flow in constructive ways. For example, it recently purchased the Wal-Mart photo distribution chain. Finally, Canon remained globally competitive in a number of areas - copiers and printers, for example. It has benefited because more people are using personal computers and from the move away from analog to digital copiers. Its copier business has been strong both in terms of volume and profit margin.
Q. THE PERCENTAGE OF THE FUND'S ASSETS INVESTED IN CONSTRUCTION AND REAL ESTATE DROPPED FROM ABOUT 10% TO ABOUT 2% OVER THE PERIOD. WHAT WAS BEHIND THAT MOVE?
A. This is a sector that underperformed due to two factors. First, demand in the public works sector dropped materially, as the government didn't produce a supplemental budget authorizing additional spending. Second, newly implemented open bidding for contracts has worsened the pricing problems the industry faces. The net effect is that profit margins and revenues are under tremendous pressure. Furthermore, while demand for housing was strong in 1996, orders have fallen off dramatically and appear to be weak going forward. I sold off a lot of the fund's positions in stocks from this sector as prospects started to look less inviting.
Q. WHAT'S YOUR OUTLOOK?
A. We can look at the Japanese market on a number of levels. First, there are the economic fundamentals. As I mentioned, the economy was very slow over the period, and many investors are expecting that to continue. In my opinion, the economy is not that bad, just a bit static. The depreciation of the yen has helped the competitiveness of the economy, especially the exporters. Second, there is earnings growth, which is relatively robust when compared to global averages. Third are valuations. While the stocks that were favored during the period performed well, overall valuations in the market remain relatively reasonable and attractive, with those in the less competitive, recently deregulated areas at very cheap levels. Finally, sentiment is very negative. It's important to note that most money managers that invest worldwide have underweighted Japan. In combination, I believe these factors present a good, but not great environment for the Japanese market. I expect some of the stocks that recently went up to give some of those gains back. The big question mark is the yen. At this point, the economy and the market would benefit most from stability in the yen rather than any upward or downward move.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers
FUND NUMBER: 350
TRADING SYMBOL: FJAPX
START DATE: September 15, 1992
SIZE: as of April 30, 1997, more than $265 million
MANAGER: Shigeki Makino, since 1994;
manager, Fidelity Pacific Basin Fund, since
1996; joined Fidelity in 1990
(checkmark)
SHIGEKI MAKINO ON THE JAPANESE STOCK MARKET AND
DEREGULATION:
"The Japanese market showed some renewed strength over the past few months. The question is whether or not that will continue. Historically, Japan has had a strong reversion to the mean. That is, strong performers have had a tendency to start to underperform. One might expect that sort of behavior in a regulated environment, especially in a society like Japan's where standing out for an extended period is frowned upon.
"I believe this tendency may be coming to an end, with the strong push for deregulation occurring now in Japan. But there have been and will continue to be many problems. For example, in the banking industry there are tremendous problems with nonperforming assets that can't be quantified. In addition, there are other areas that need to be cleaned up, including life insurance companies. With deregulation, there probably will be only a few companies that succeed.
The rest will either go out of business or be acquired.
On top of that, when the economy finally gets going, interest rates will go up, with companies finding difficulties maintaining the core profitability of their businesses.
"Other industries face deregulation pressures, including gas and power utilities. In Japan, these companies enjoy some of the highest rates in the world. The government is determined to rein rates in.
Higher oil prices and interest rates will make it difficult for electric companies. They can't raise their asset base because demand for electricity is not growing.
Under this pressure, these companies will be hard pressed to meet their 50 yen dividend payment. If they can't, their stocks could collapse.
"What are the benefits of deregulation? Efficiency and competition are among the positive factors. For example, there has been a huge increase in the number of construction firms since new processes for open bidding were introduced. For now, however, many different industries are encountering difficulties.
In this type of environment, I'll continue to look for the qualities that characterize the fund's top holdings, shareholder-oriented management interested in providing a solid return on investment being one of the most important. Hopefully, as these issues regarding deregulation play out, we'll be able to see positive performance in the market broaden beyond the few stocks that posted strong gains over the past six months."
JAPAN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United States 6.8%
Other 1.9%
Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.9
Row: 1, Col: 3, Value: 91.3
Japan 91.3%
AS OF OCTOBER 31, 1996
United States 2.0%
Other 1.7%
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 95.0
Japan 96.3%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   91.6          97.2

Bonds                    1.6           0.8

Short-term investments   6.8           2.0

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        IN THESE
                                                        STOCKS 6
                                                        MONTHS AGO

Toyota Motor Corp.                        5.4           3.1
(Autos, Tires, & Accessories)

Canon, Inc.                               3.3           2.2
(Computers & Office Equipment)

Matsushita Electric Industrial Co. Ltd.   2.8           3.2
(Consumer Electronics)

DDI Corp. Ord.                            2.5           2.8
(Telephone Services)

Nintendo Co. Ltd. Ord.                    2.3           0.8
(Leisure Durables & Toys)

Sony Corp.                                2.2           1.8
(Consumer Electronics)

Sumitomo Metal Industries Ltd.            2.1           1.6
(Iron & Steel)

Fuji Photo Film Co. Ltd.                  2.0           3.4
(Photographic Equipment)

Bank of Tokyo-Mitsubishi Ltd.             2.0           1.7
(Banks)

Takeda Chemical Industries Ltd.           2.0           1.6
(Drugs & Pharmaceuticals)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS 6
                                                 MONTHS AGO

Technology                         19.0          14.7

Durables                           15.8          16.9

Finance                            14.9          15.2

Industrial Machinery & Equipment   10.0          9.1

Basic Industries                   7.2           6.2

Health                             6.5           6.2

Media & Leisure                    4.7           3.0

Retail & Wholesale                 4.7           6.5

Services                           3.5           2.7

Utilities                          3.2           2.8

JAPAN
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.6%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 7.2%
CHEMICALS & PLASTICS - 2.3%
Nippon Soda Co. Ltd.   200,000 $ 1,637,215
Sakai Chemical Industry Co. Ltd.   200,000  719,430
Shin-Etsu Chemical Co. Ltd.   120,000  2,418,041
Tenma Corp.   75,000  1,180,684
  5,955,370
IRON & STEEL - 3.8%
Godo Steel Ltd.   150,000  472,274
Kobe Steel Ltd. Ord. (a)  1,700,000  3,091,031
Sumitomo Metal Industries Ltd.   2,200,000  5,472,077
Tokyo Steel Manufacturing Co. Ltd.   100,000  1,070,487
  10,105,869
METALS & MINING - 1.1%
Fujikura Ltd.   150,000  1,119,288
Sumitomo Sitix Corp.   100,000  1,881,223
  3,000,511
TOTAL BASIC INDUSTRIES   19,061,750
CONSTRUCTION & REAL ESTATE - 1.5%
BUILDING MATERIALS - 0.3%
C.I. Holdings BHD  85,000  335,192
Toshiba Ceramics Co., Ltd.   10,000  72,966
Toyo Shutter Co. Ltd.   100,000  427,408
  835,566
CONSTRUCTION - 1.0%
Daiwa House Industry Co. Ltd.   210,000  2,347,200
Mitsui Wood Systems, Inc.   36,000  240,860
  2,588,060
ENGINEERING - 0.2%
Okumura Gumi  130,000  695,816
TOTAL CONSTRUCTION & REAL ESTATE   4,119,442
DURABLES - 15.8%
AUTOS, TIRES, & ACCESSORIES - 7.7%
Denso Corp.   85,000  1,933,567
Honda Motor Co. Ltd.   130,000  4,031,642
Toyota Motor Corp.   500,000  14,483,058
  20,448,267
CONSUMER DURABLES - 0.8%
Aderans Co. Ltd.   40,000  900,468
Sankyo Co. Ltd. (Gunma)  55,000  1,268,448
  2,168,916
CONSUMER ELECTRONICS - 6.1%
Citizen Watch Co. Ltd. Ord.   220,000  1,581,015
Matsushita Electric Industrial Co. Ltd.   470,000  7,509,938
Rinnai Corp. Ord.   80,000  1,448,306
Sony Corp.   79,400  5,774,773
  16,314,032
HOME FURNISHINGS - 0.5%
Shimachu Co. Ltd.   53,000  1,272,384
TEXTILES & APPAREL - 0.7%
Roda Vivatex PT (For. Reg.)  2,115,200  565,795
Tokyo Style Co. Ltd.   100,000  1,204,298
  1,770,093
TOTAL DURABLES   41,973,692

 SHARES VALUE (NOTE 1)
FINANCE - 13.3%
BANKS - 5.8%
Akita Bank Ltd.   300,000 $ 1,636,428
Bank of Tokyo-Mitsubishi Ltd.   336,000  5,315,912
Fuji Bank Ltd.   300,000  3,376,756
Hyakugo Bank  150,000  826,479
Sakura Bank Ltd.   800,000  4,225,275
  15,380,850
CREDIT & OTHER FINANCE - 4.4%
Acom Co. Ltd.   80,000  3,261,836
Credit Saison Co. Ltd.   115,000  2,208,666
Nichiei Co. Ltd.   35,000  2,810,028
Shohkoh Fund & Co. Ltd.   10,000  2,345,626
Takefuji Corp.   24,500  1,178,283
  11,804,439
SECURITIES INDUSTRY - 3.1%
Ace Koeki Co. Ltd.   47,000  221,969
Daiwa Securities Co. Ltd.   590,000  3,924,200
Nomura Securities Co. Ltd.   320,000  3,576,686
Osaka Securities Finance Co. Ltd. Ord.   165,000  538,982
  8,261,837
TOTAL FINANCE   35,447,126
HEALTH - 6.5%
DRUGS & PHARMACEUTICALS - 4.0%
Banyu Pharmaceutical Co. Ltd.   100,000  1,534,889
Daiichi Pharmaceutical Co. Ltd.   130,000  2,087,449
Sankyo Co. Ltd.   70,000  1,873,352
Takeda Chemical Industries Ltd.   230,000  5,304,420
  10,800,110
MEDICAL EQUIPMENT & SUPPLIES - 2.5%
Hoya Corp.   60,000  2,748,632
Terumo Corp.   256,000  3,889,016
  6,637,648
TOTAL HEALTH   17,437,758
INDUSTRIAL MACHINERY & EQUIPMENT - 10.0%
ELECTRICAL EQUIPMENT - 5.0%
Hitachi Koki Co. Ltd. Ord.   148,000  937,778
Ibiden Co. Ltd.   140,000  1,840,293
Matsushita Electric Works Co. Ltd.   150,000  1,523,082
Mirai Industry Co. Ltd.   67,500  1,338,896
Omron Corp.   242,000  4,571,609
Sumitomo Electric Industries Ltd.   70,000  947,696
Shinko Electric Industries Co. Ltd.   60,000  2,054,390
  13,213,744
INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%
Aida Engineering Ltd. Ord.   110,000  675,351
Amadasonoike Co. Ltd.   146,000  563,108
Fuji Machine Manufacturing Co. Ltd. Ord.   80,000  2,254,319
Heiwa Corp.   85,000  1,124,011
Hitachi Construction Machinery Co. Ltd.  120,000  991,775
Komatsu Ltd. Ord.   660,000  4,820,969
SMC Corp.   15,000  1,100,966
Shintokogio Ltd.   169,000  1,078,823
Tsudakoma Corp.   178,000  652,903
  13,262,225
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   26,475,969
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 4.7%
ENTERTAINMENT - 0.3%
Sony Music Entertainment Japan, Inc.   24,000 $ 823,645
LEISURE DURABLES & TOYS - 4.2%
Namco Ltd.   55,000  1,610,453
Nintendo Co. Ltd. Ord.   82,000  5,989,689
Shimano, Inc.   220,000  3,705,774
  11,305,916
RESTAURANTS - 0.2%
Yoshinoya D&C Co. Ltd. Ord.   52  503,444
TOTAL MEDIA & LEISURE   12,633,005
NONDURABLES - 2.2%
BEVERAGES - 1.2%
Asahi Breweries Ltd.   300,000  3,305,915
FOODS - 0.0%
Ezaki Glicko Co. Ltd.   10,000  78,712
HOUSEHOLD PRODUCTS - 1.0%
Uni Charm Corp. Ord.   85,000  2,602,621
TOTAL NONDURABLES   5,987,248
RETAIL & WHOLESALE - 4.7%
APPAREL STORES - 0.2%
Charle Co. Ltd.   50,000  531,308
GENERAL MERCHANDISE STORES - 2.4%
Hanshin Department Store Ltd.   50,000  227,085
Ito-Yokado Co. Ltd.   70,000  3,355,504
Izumiya Co. Ltd.   200,000  2,802,157
  6,384,746
RETAIL & WHOLESALE, MISCELLANEOUS - 2.1%
Amway Japan Ltd.   86,300  2,628,840
Senshukai Co. Ltd.   70,000  589,555
Uny Co. Ltd.   136,000  2,387,186
  5,605,581
TOTAL RETAIL & WHOLESALE   12,521,635
SERVICES - 3.5%
LEASING & RENTAL - 1.7%
Orix Corp.   90,000  4,540,911
PRINTING - 0.7%
Riso Kagaku Corp.   30,000  1,771,026
SERVICES - 1.1%
Benesse Corp.   21,000  935,574
Meitec Corp.   100,000  1,999,292
  2,934,866
TOTAL SERVICES   9,246,803
TECHNOLOGY - 19.0%
COMMUNICATIONS EQUIPMENT - 0.5%
Matsushita Communication Industrial
 Co. Ltd.   50,000  1,290,881
COMPUTER SERVICES & SOFTWARE - 0.2%
Daitec Co. Ltd.   20,000  645,441
ISR Group Ltd. (a)  70,000  17,496
  662,937

 SHARES VALUE (NOTE 1)
COMPUTERS & OFFICE EQUIPMENT - 6.4%
Canon, Inc.   370,000 $ 8,766,186
Fujitsu Ltd.   360,000  3,740,407
NEC Corp.   280,000  3,416,113
OKI Electric Industry Co. Ltd.   200,000  980,755
  16,903,461
ELECTRONICS - 8.4%
Hirose Electric Co. Ltd.   40,000  2,185,053
Hitachi Ltd.   500,000  4,525,956
Hitachi Maxell Ltd.   155,000  3,257,507
Minebea Co. Ltd.   200,000  1,668,700
Mitsumi Electric Co. Ltd.   120,000  2,521,941
Nichicon Corp.   100,000  1,094,101
Ryoyo Electro Corp. Ord.   70,000  1,118,501
Rohm Co. Ltd.   35,000  2,710,851
Tokyo Electron Ltd.   66,000  2,545,555
Wako Electric Co. Ltd.   60,000  661,183
  22,289,348
PHOTOGRAPHIC EQUIPMENT - 3.5%
Fuji Photo Film Co. Ltd.   140,000  5,344,563
Konica Corp.   175,000  1,012,437
Minolta Camera Co. Ltd.   332,000  2,069,692
Noritsu Koki Co. Ltd.   20,000  851,667
  9,278,359
TOTAL TECHNOLOGY   50,424,986
UTILITIES - 3.2%
TELEPHONE SERVICES - 3.2%
DDI Corp. Ord.   1,000  6,635,444
Nippon Telegraph & Telephone Corp.
 Ord.   250  1,761,187
  8,396,631
TOTAL COMMON STOCKS
 (Cost $258,463,283)   243,726,045
CONVERTIBLE BONDS - 1.6%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT
FINANCE - 1.6%
CREDIT & OTHER FINANCE - 1.6%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $4,399,050) Aa2 $ 4,050,000  4,110,750
CASH EQUIVALENTS - 6.8%
 SHARES
Taxable Central Cash Fund (b)
 (Cost $18,191,630)   18,191,630  18,191,630
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $281,053,963)  $ 266,028,425
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $75,184,030 and $103,724,158, respectively.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $281,121,006. Net unrealized depreciation aggregated $15,092,581, of which $20,656,186 related to appreciated investment securities and $35,748,767 related to depreciated investment securities.
At October 31, 1996, the fund had a capital loss carryforward of approximately $31,995,000 all of which will expire on October 31, 2003. JAPAN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                        $ 266,028,425
value (cost $281,053,963) -
See accompanying schedule

Receivable for investments sold                                                                                      242,263

Receivable for fund shares sold                                                                                      4,369,823

Dividends receivable                                                                                                 728,220

Interest receivable                                                                                                  106,997

Redemption fees receivable                                                                                           561

 TOTAL ASSETS                                                                                                        271,476,289

LIABILITIES

Payable for investments purchased                                                                     $ 4,901,050

Payable for fund shares redeemed                                                                       780,419

Accrued management fee                                                                                 214,334

Other payables and accrued expenses                                                                    104,003

 TOTAL LIABILITIES                                                                                                   5,999,806

NET ASSETS                                                                                                          $ 265,476,483

Net Assets consist of:

Paid in capital                                                                                                     $ 329,877,160

Accumulated net investment                                                                                           (1,165,070
income (loss)                                                                                                       )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (48,189,881
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            (15,045,726
and assets and liabilities in                                                                                       )
foreign currencies

NET ASSETS, for 23,734,090 shares outstanding                                                                       $ 265,476,483

NET ASSET VALUE and redemption price per share ($265,476,483 (divided by) 23,734,090 shares)                         $11.19

Maximum offering price per share (100/97.00 of $11.19)                                                               $11.54


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 991,872
Dividends

Interest                                                                           321,072

                                                                                   1,312,944

Less foreign taxes withheld                                                        (145,648
                                                                                  )

 TOTAL INCOME                                                                      1,167,296

EXPENSES

Management fee                                                     $ 941,066
Basic fee

 Performance adjustment                                             180,519

Transfer agent fees                                                 408,953

Accounting fees and expenses                                        94,398

Non-interested trustees' compensation                               1,310

Custodian fees and expenses                                         93,246

Registration fees                                                   13,724

Audit                                                               22,185

Legal                                                               3,094

Miscellaneous                                                       3,433

 Total expenses before reductions                                   1,761,928

 Expense reductions                                                 (9,719         1,752,209
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (584,913
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (15,978,682
                                                                   )

 Foreign currency transactions                                      (43,356        (16,022,038
                                                                   )              )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              6,485,185

 Assets and liabilities in                                          13,578         6,498,763
 foreign currencies

NET GAIN (LOSS)                                                                    (9,523,275
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (10,108,188
                                                                                  )

OTHER INFORMATION                                                                 $ 370,619
Sales charges paid to FDC

 Expense reductions                                                               $ 8,084
 Directed brokerage arrangements

  Transfer agent interest credits                                                  1,635

                                                                                  $ 9,719


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                                    SIX MONTHS       YEAR ENDED
                                                                                                     ENDED            OCTOBER 31,
                                                                                                     APRIL 30, 1997   1996
                                                                                                    (UNAUDITED)

Operations                                                                                          $ (584,913      $ (453,534
Net investment income (loss)                                                                        )               )

 Net realized gain (loss)                                                                           (16,022,038     3,136,936
                                                                                                    )

 Change in net unrealized appreciation (depreciation)                                               6,498,763       (13,924,049
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    (10,108,188     (11,240,647
                                                                                                    )               )

Distributions to shareholders in excess of net investment income                                    (234,861        -
                                                                                                    )

Share transactions                                                                                  75,308,962      208,233,225
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      230,593         -

 Cost of shares redeemed                                                                            (90,309,752     (251,007,290
                                                                                                    )               )

 Redemption fees                                                                                    94,943          528,384

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            (14,675,254     (42,245,681
                                                                                                    )               )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           (25,018,303     (53,486,328
                                                                                                    )               )

NET ASSETS

 Beginning of period                                                                                290,494,786     343,981,114

 End of period (including accumulated of net investment loss of $1,165,070 and $345,296,
respectively)                                                                                       $ 265,476,483   $ 290,494,786

OTHER INFORMATION

Shares                                                                                              6,902,409       16,223,064
 Sold

 Issued in reinvestment of distributions                                                            19,443          -

 Redeemed                                                                                           (8,053,914      (19,823,608
                                                                                                    )               )

 Net increase (decrease)                                                                            (1,132,062      (3,600,544
                                                                                                    )               )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                                                         SIX MONTHS   YEARS ENDED OCTOBER 31,                 SEPTEMBER 15, 1992
                                                         ENDED                                                (COMMENCEMENT
                                                         APRIL 30, 1997                                       OF OPERATIONS) TO
                                                                                                              OCTOBER 31,

SELECTED PER-SHARE DATA                                  (UNAUDITED)  1996        1995        1994 E      1993        1992

Net asset value, beginning of period                     $ 11.68      $ 12.08     $ 14.27     $ 13.35     $ 9.84      $ 10.00

Income from Investment Operations

 Net investment income (loss)                            (.03) D      (.02) D     (.02)       (.04) D     (.09)       -

 Net realized and unrealized gain (loss)                 (.45)        (.40)       (1.89)      1.31        3.60        (.16)

 Total from investment operations                        (.48)        (.42)       (1.91)      1.27        3.51        (.16)

Less Distributions

 In excess of net investment income                      (.01)        -           -           -           -           -

 From net realized gain                                  -            -           (.36)       (.39)       -           -

 Total distributions                                     (.01)        -           (.36)       (.39)       -           -

Redemption fees added to paid in capital                 -            .02         .08         .04         -           -

Net asset value, end of period                           $ 11.19      $ 11.68     $ 12.08     $ 14.27     $ 13.35     $ 9.84

TOTAL RETURN B, C                                        (4.11)%      (3.31)%     (12.96)%    10.45%      35.67%      (1.60)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 265,476    $ 290,495   $ 343,981   $ 469,639   $ 118,195   $ 2,953

Ratio of expenses to average net assets                  1.44% A      1.15%       1.15%       1.42%       1.71%       2.00% A, F

Ratio of expenses to average net assets after expense    1.43% A,     1.14%       1.15%       1.42%       1.71%       2.00% A
reductions                                               G            G

Ratio of net investment income (loss) to average net
assets                                                    (.48)% A     (.12)%      (.06)%      (.32)%      (.77)%      .03% A

Portfolio turnover rate                                   63% A        83%         86%         153%        257%        -

Average commission rate H                                $ .0263      $ .0364


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
JAPAN SMALL COMPANIES
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 6    PAST 1    LIFE OF
APRIL 30, 1997               MONTHS    YEAR      FUND

JAPAN SMALL COMPANIES        -24.72%   -39.55%   -31.27%

JAPAN SMALL COMPANIES        -26.98%   -41.37%   -33.33%
 (INCL. 3% SALES CHARGE)

Tokyo Stock Exchange Index   -16.36%   -30.00%   -16.79%

Japanese Funds Average       -7.44%    -20.74%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 29 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1    LIFE OF
APRIL 30, 1997                     YEAR      FUND

JAPAN SMALL COMPANIES              -39.55%   -22.13%

JAPAN SMALL COMPANIES              -41.37%   -23.70%
 (INCL. 3% SALES CHARGE)

Tokyo Stock Exchange Index         -30.00%   -11.54%

Japanese Funds Average             -20.74%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Small Companies       TOPIX Total Return Index
             00360                       TK001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10584.29
  1995/12/31      10262.60                    11058.14
  1996/01/31      10107.40                    10952.04
  1996/02/29       9894.00                    10776.38
  1996/03/31      10272.30                    11138.08
  1996/04/30      11028.90                    11886.69
  1996/05/31      10602.10                    11311.06
  1996/06/30      10679.70                    11365.36
  1996/07/31      10185.00                    10813.83
  1996/08/31       9709.70                    10358.73
  1996/09/30       9632.10                    10657.10
  1996/10/31       8856.10                     9948.07
  1996/11/30       8477.80                    10027.48
  1996/12/31       7738.69                     9259.64
  1997/01/31       7036.95                     8266.65
  1997/02/28       7027.20                     8430.38
  1997/03/31       6637.34                     8121.08
  1997/04/30       6666.58                     8320.54
Let's say hypothetically that $10,000 was invested in Fidelity Japan Small Companies Fund on November 1, 1995, when the fund started and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have been $6,667 - a 33.33% decrease on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,321 - a 16.79% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN SMALL COMPANIES
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Kenichi Mizushita became Portfolio Manager of Fidelity Japan Small Companies Fund on December 19, 1996.
Q. KENICHI, HOW DID THE FUND PERFORM?
A. For the six-month period ending April 30, 1997, the fund's total return was -24.72%. Over the same period, the Tokyo Stock Exchange Index (TOPIX) returned -16.36%, and the Japanese funds average returned -7.44%, according to Lipper Analytical Services. For the 12-month period ending April 30, 1997, the fund returned -39.55%, compared to the TOPIX return of -30.00% and the Lipper Japanese funds average return of -20.74%. While these are the best comparisons available, no existing index currently measures performance of the kinds of stocks this fund owns, and small-company stocks in Japan have been significantly underperforming.
Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE FOR THE PAST SIX MONTHS?
A. There were five factors. First, there continued to be concerns about the Japanese economy. The gross domestic product (GDP) growth rate has been negative, signifying that the economic recovery is taking longer than expected to get going. Small-cap stocks have fallen because their share prices are more sensitive to an economic recovery. Second, there has been an over-issuance of Japanese small-cap stocks, reflecting an increase in the number of newly listed companies. Third, in Japan there is now a two-tier stock market, giving investors the choice of buying large-cap, blue chip stocks or small-cap stocks. Clearly, small-cap stocks were out of favor. Fourth, the Japanese small-caps are heavily weighted in domestic industries, such as construction, and have little exposure to export industries, which have been benefitting from a weak yen. Fifth, the poor performance was exaggerated by the weak yen.
Q. HOW HAVE SMALL COMPANIES BEEN AFFECTED IN PARTICULAR?
A. With lingering skepticism in the outlook for an economic recovery, there has been less interest in small-caps and, as a result, these stocks have underperformed. In this kind of environment, small-cap stocks tend to be much more volatile than large-cap stocks. The factors affecting the market as a whole have had an even greater effect on small companies.
Q. TELL US ABOUT SOME OF THE FUND'S TOP MARKET SECTORS . . .
A. Technology is the largest sector in the fund. The fund owned companies that are industry leaders in their main product markets, and demand has been very strong for personal computer-related products. Mitsumi Electric, for example, manufactures computer-related products such as CD-ROM drives. Demand has been very strong for its products, which are sold in Japan and internationally. Mitsumi enjoys a high market share and is showing strong earnings growth. I have reduced holdings in the construction and real estate sector because of severe competition among construction companies and because the Japanese government has cut the budget for public spending. Since the government is one of the biggest customers of the construction industry, less spending by the government no doubt will have an impact on this sector's profitability.
Q. THE FUND HAS A NUMBER OF NEW TOP HOLDINGS. WHAT WERE SOME OF THE MORE SIGNIFICANT ONES AND HOW DID THEY PERFORM?
A. Circle K Japan is the fifth-largest convenience store operator in the country. The convenience store industry is the fastest-growing segment of the retail sector, and Circle K in particular is increasing the number of outlets and developing what I consider a superior merchandising strategy. Much of Circle K's business is based outside Tokyo, and competition is less intense in these more regional markets. It also has been quite successful in introducing new products such as sweet candies and games. Meitec is the largest outsourcing company for engineering services in Japan and has been a key beneficiary of the increasing demand for outsourced services of this kind. Japanese manufacturing companies have been struggling to reduce their costs and have moved toward bringing in outside consultants for design and manufacturing. As a consequence, the demand for Meitec's services has been very strong and continues to grow. Shindengen Electric is Japan's largest manufacturer of power sources. It has shown a spectacular recovery in earnings, due to the growth of the mobile phone market in Japan, which expanded significantly in 1996. Shindengen is a well-established company, and I expect that it will continue to do well as the telecommunications market grows.
Q. GIVEN THE INVESTMENT ENVIRONMENT FOR SMALL-CAP COMPANIES, THERE MUST HAVE BEEN A NUMBER OF DISAPPOINTMENTS DURING THE PERIOD . . .
A. Oi Electric Company performed quite poorly. The company manufactures pagers and telecommunications transmission equipment. The domestic pager market has peaked, and growing competition among foreign competitors has led to declining margins. The company's earnings were lower than expected and its share price has dropped dramatically. While Oi Electric is a small company and has limited product lines, its competitors have a greater variety of product lines and can shift among them. This competitive disadvantage has hurt Oi Electric's prospects for profitability. Another holding, Chofu Seisaku Co. Ltd., manufactures heating equipment, air conditioners, and kitchen and bath fixtures. With the slump in the construction industry and resulting increased competition and decreased profitability, Chofu Seisaku suffered. Its poor performance during the period mirrored the performance of most construction-related companies in Japan.
Q. WHICH MARKET SECTOR DO YOU THINK PRESENTS THE BEST OPPORTUNITIES FOR GROWTH IN THE NEXT FEW YEARS?
A. I like the telecommunications, multimedia and information service industries. There's strong demand for these kinds of products and new innovations are occurring daily. In the current Japanese scenario, they may also prove to be less sensitive to economic factors.
Q. WHAT IS YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
A. There are many unique and growing small companies in Japan, and I believe it is a very good time to buy them. Relative valuations of the Second Section of the Tokyo Stock Exchange - meaning the smaller-cap companies - compared to the First Section are attractive. Many small-cap stocks have been oversold and their valuations look very attractive in general. Interest rates are historically low. The underlying economic recovery trend should continue. All of these factors are signals that it could be a good time to buy these stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers with small market capitalizations
FUND NUMBER: 360
TRADING SYMBOL: FJSCX
START DATE: November 1, 1995
SIZE: as of April 30, 1997, more than $68 million
MANAGER: Kenichi Mizushita, since December
1996; manager, several Fidelity Investments
Japan Limited and institutional funds; joined
Fidelity in 1985
(checkmark)
KENICHI MIZUSHITA ON HIS INVESTMENT PHILOSOPHY AND THE
FUND:
"I look at individual companies first, then at industry and economic trends. I'm constantly visiting companies and talking with their management, a key factor in my investment style. I visit over 150 companies each year, and call many more to speak with management. Together, my team of small-cap analysts and other fund managers investing in the small-cap arena communicate and exchange ideas constantly.
"There are many types of Japan-related funds to choose from, but this fund offers something different from a generic Japan fund. Fidelity Japan Small
Companies Fund focuses on those growing, small companies listed mainly in the Second Section of the Tokyo Stock Exchange, the OTC and regional stock markets in Japan. In general, small companies offer a higher level of dynamic growth and innovation than large-cap stocks. From a medium- to long-term perspective, the current market correction presents a good opportunity to add attractive small companies to the fund's portfolio.
"The Japanese economy, which has historically focused on manufacturing sectors, is gradually shifting toward service sectors. Deregulation is finally occurring in Japan, in such industries as telecommunications and retail. Structural change in the Japanese economy, with support from the deregulation process, generates plenty of opportunities for entrepreneurs to grow their businesses."
JAPAN SMALL COMPANIES
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United
States 7.3%
Japan 92.7%
Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 92.7
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.0
AS OF OCTOBER 31, 1996
Other 0.1%
Japan 99.9%
Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 2.0
Row: 1, Col: 6, Value: 98.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.0
Row: 1, Col: 9, Value: 0.0
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   92.7          99.5

Bonds                    0.0           0.5

Short-term investments   7.3           0.0

TOP TEN STOCKS

                                                         % OF FUND'S   % OF FUND'S
                                                         INVESTMENTS   INVESTMENTS
                                                                       IN THESE
                                                                       STOCKS 6
                                                                       MONTHS AGO

Sony Music Entertainment Japan, Inc.                     4.0           3.2
(Entertainment)

Circle K Japan Co. Ltd.                                  2.4           0.0
(General Merchandise Stores)

Meitec Corp.                                             2.3           1.2
(Services)

Mitsumi Electric Co. Ltd.                                2.1           0.0
(Electronics)

Matsumotokiyoshi Co. Ltd.                                2.0           1.7
(General Merchandise Stores)

Mimasu Semiconductor Industries Co. Ltd. (Electronics)   2.0           1.3

Shindengen Electric Co. Ltd.                             1.8           0.0
(Electronics)

Union Tool Co.                                           1.8           0.4
(Industrial Machinery & Equipment)

Roland Corp.                                             1.7           1.4
(Leisure Durables & Toys)

Shinko Electric Industries Co. Ltd.                      1.7           0.5
(Electrical Equipment)


TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS 6
                                                 MONTHS AGO

Technology                         18.8          10.9

Retail & Wholesale                 14.5          12.7

Industrial Machinery & Equipment   11.5          6.1

Construction & Real Estate         10.7          23.2

Media & Leisure                    9.5           8.4

Durables                           9.3           9.5

Basic Industries                   6.1           9.7

Finance                            5.2           8.4

Health                             2.9           2.4

Services                           2.7           3.0

JAPAN SMALL COMPANIES
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.1%
Jamco Corp.   65,000 $ 736,747
BASIC INDUSTRIES - 6.1%
CHEMICALS & PLASTICS - 2.2%
Canon Chemicals, Inc.  32,000  629,698
FP Corp.  10,000  243,221
Nippon Soda Co. Ltd.   55,000  450,234
Toshiba Chemical Corp.   40,000  173,482
  1,496,635
IRON & STEEL - 2.1%
Bunka Shutter Co. Ltd.   150,000  769,806
Chubu Steel Plate Co. Ltd.   143,000  675,351
  1,445,157
METALS & MINING - 0.7%
Oiles Corp.  20,000  491,165
PAPER & FOREST PRODUCTS - 1.1%
Ube-Nitto Kasei Co. Ltd.   90,000  757,999
TOTAL BASIC INDUSTRIES   4,190,956
CONSTRUCTION & REAL ESTATE - 10.7%
BUILDING MATERIALS - 4.6%
Almetax Manufacturing Co. Ltd.   7,805  47,305
Chofu Seisaku Co. Ltd.   30,000  472,274
Furusato Industries Ltd.  60,000  524,224
Kawagishi Bridge Works Co. Ltd. (a)  43,000  196,308
Kikusui Chemical Industries Co. Ltd.   23,000  153,882
Kondotec, Inc.   85,100  797,111
Sanden Corp.   120,000  972,884
  3,163,988
CONSTRUCTION - 2.0%
Mitsui Wood Systems, Inc.   60,000  401,433
Nissei Build Kogyo Co. Ltd.   166,000  849,305
Ohmoto Gumi Co. Ltd.   14,000  112,401
  1,363,139
ENGINEERING - 1.2%
Ataka Construction & Engineering
 Co. Ltd.   86,000  453,540
Kawasaki Setsubi Kogyo Co. Ltd.   38,000  173,781
Japan Industrial Land Development
 Co. Ltd.   20,000  196,781
  824,102
REAL ESTATE - 2.9%
Daibiru Corp.  40,000  440,789
Meiwa Estate Co. Ltd. (a)  30,300  500,846
Sekiwa Real Estate Ltd.   42,000  261,167
Toc Company Ltd.   84,000  786,808
  1,989,610
TOTAL CONSTRUCTION & REAL ESTATE   7,340,839
DURABLES - 9.3%
AUTOS, TIRES, & ACCESSORIES - 6.5%
Diamond Electric Mfg. Co. Ltd.  55,000  627,730
FCC Co. Ltd.   42,900  1,175,111
Keihin Seiki Manufacturing Co. Ltd.   50,000  523,437
Murakami Corp.   25,000  238,105
Piolax, Inc.  50,000  739,895
Sanyo Denki Co.  80,000  743,044
Yachiyo Industry Co. Ltd.  50,000  425,046
  4,472,368

 SHARES VALUE (NOTE 1)
CONSUMER DURABLES - 2.3%
Aderans Co. Ltd.   40,000 $ 900,468
Kuramoto Seisakusho Co. Ltd.   27,000  272,030
Sankyo Co. Ltd. (Gunma)  17,900  412,822
  1,585,320
TEXTILES & APPAREL - 0.5%
Jeans Mate Corp.   1,860  35,137
Impact 21 Co. Ltd.   29,000  342,398
  377,535
TOTAL DURABLES   6,435,223
FINANCE - 5.2%
CREDIT & OTHER FINANCE - 3.5%
Acom Co. Ltd.   25,000  1,019,324
Credia Co. Ltd.   15,000  268,015
Japan Associated Finance Co.   10,000  648,589
Shohkoh Fund & Co. Ltd.   2,000  469,125
  2,405,053
SECURITIES INDUSTRY - 1.7%
Ichiyoshi Securities  69,000  209,099
Kankaku Securities (a)  125,000  208,588
New Japan Securities  200,000  483,293
Wako Securities  58,000  271,636
  1,172,616
TOTAL FINANCE   3,577,669
HEALTH - 2.9%
DRUGS & PHARMACEUTICALS - 1.6%
JCR Pharmaceuticals Co. Ltd.   24,000  290,921
Teikoku Hormone Manufacturing Co. Ltd.   80,000  837,499
  1,128,420
MEDICAL EQUIPMENT & SUPPLIES - 1.3%
Fukuda Denshi Co. Ltd.   42,000  800,032
Seed Co. Ltd.   10,000  81,866
  881,898
TOTAL HEALTH   2,010,318
INDUSTRIAL MACHINERY & EQUIPMENT - 11.5%
ELECTRICAL EQUIPMENT - 2.2%
Inaba Denkisangyo Co. Ltd.   20,000  310,126
Shinko Electric Industries Co. Ltd.   35,000  1,198,394
  1,508,520
INDUSTRIAL MACHINERY & EQUIPMENT - 9.3%
Fuji Denki Reiki Co. Ltd.  50,500  308,060
Fujitec Co. Ltd.  60,000  609,233
Kito Corp.   38,000  260,223
Misumi Corp.   30,000  514,778
Nitto Kohki Co. Ltd.   30,690  867,229
Shinkawa Ltd.   30,000  597,426
Tsubaki Nakashima Co. Ltd.   81,000  637,569
Tsubakimoto Chain Co.   60,000  315,951
THK Co. Ltd.   60,000  694,242
Union Tool Co.   52,000  1,219,725
Yushin Precision Equipment Co. Ltd.  30,000  387,264
  6,411,700
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   7,920,220
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 9.5%
BROADCASTING - 0.9%
Nippon Broadcasting System, Inc. (a)  8,000 $ 598,213
ENTERTAINMENT - 4.0%
Sony Music Entertainment Japan, Inc.   80,000  2,745,484
LEISURE DURABLES & TOYS - 2.0%
Roland Corp.   67,000  1,202,409
Takasago Electric Industries Co. Ltd.   15,000  216,065
  1,418,474
PUBLISHING - 0.8%
Asia Securities Printing Co. Ltd.  22,000  329,017
Takara Printing Co. Ltd.   33,000  196,112
  525,129
RESTAURANTS - 1.8%
Kentucky Fried Chicken Japan  46,000  553,977
Yoshinoya D&C Co. Ltd. Ord.   70  677,713
  1,231,690
TOTAL MEDIA & LEISURE   6,518,990
NONDURABLES - 0.4%
FOODS - 0.4%
Yonekyu Corp.   26,000  272,187
RETAIL & WHOLESALE - 14.5%
APPAREL STORES - 1.6%
Fast Retailing Co. Ltd.  20,000  516,352
Naigai Clothes Co.  100,000  613,169
  1,129,521
GENERAL MERCHANDISE STORES - 5.8%
Circle K Japan Co. Ltd.  36,000  1,652,013
Hanshin Department Store Ltd.   9,000  40,875
Matsumotokiyoshi Co. Ltd.   45,000  1,399,111
Ministop Co. Ltd.   35,600  899,492
  3,991,491
GROCERY STORES - 1.0%
Echo Trading Co. Ltd.   12,000  160,573
U Store Co. Ltd.   44,000  502,184
  662,757
RETAIL & WHOLESALE, MISCELLANEOUS - 6.1%
Amway Japan Ltd.   35,000  1,066,158
Art Vivant Co. Ltd.  24,000  566,728
Daimon Co. Ltd.   38,000  273,683
Juel Verite Ohkubo Co. Ltd.   34,000  194,026
Maruzen Co. Ltd.   37,000  214,349
Paris Miki, Inc.   25,400  749,734
Salomon & Taylor Made Co. Ltd.   54,000  182,770
Yamada Denki Co. Ltd.   60,000  949,270
  4,196,718
TOTAL RETAIL & WHOLESALE   9,980,487
SERVICES - 2.7%
Bellsystem 24, Inc.  2,000  245,582
Meitec Corp.   80,000  1,599,433
  1,845,015

 SHARES VALUE (NOTE 1)
TECHNOLOGY - 18.8%
COMMUNICATIONS EQUIPMENT - 3.3%
Forval Corp.  15,000 $ 393,168
Fujitsu Denso  35,000  1,057,893
Oi Electric Co. Ltd.   90,000  699,910
Tohoku Telecommunications Construction
 Co. Ltd.   39,000  141,210
  2,292,181
COMPUTER SERVICES & SOFTWARE - 0.8%
Ines Corp. Ord.   40,000  516,352
OA System Plaza Co. Ltd.   2,000  11,649
  528,001
COMPUTERS & OFFICE EQUIPMENT - 3.0%
IO Data Device, Inc.   25,000  639,537
Melco, Inc.  10,000  281,790
Nidec Corp.  10,000  426,621
Nissho Electronics Corp.   60,000  675,351
  2,023,299
ELECTRONIC INSTRUMENTS - 1.0%
Nitto Electric Works Ltd.  47,000  677,004
ELECTRONICS - 10.1%
Hirose Electric Co. Ltd.   10,000  546,263
Mimasu Semiconductor Industries
 Co. Ltd.   90,000  1,374,316
Meiden Engineering Co. Ltd.   69,400  492,729
Mitsumi Electric Co. Ltd.   70,000  1,471,132
Nippon Ceramic Co. Ltd.   40,000  642,292
Shindengen Electric Co. Ltd.   144,000  1,269,471
Tokyo Denpa Co. Ltd.   15,000  259,750
Towa Corp.  28,000  912,433
  6,968,386
PHOTOGRAPHIC EQUIPMENT - 0.6%
Ricoh Elemex Corp.  40,000  412,452
TOTAL TECHNOLOGY   12,901,323
TOTAL COMMON STOCKS
 (Cost $82,640,471)   63,729,974
CASH EQUIVALENTS - 7.3%
Taxable Central Cash Fund (b)
 (Cost $5,044,086)   5,044,086  5,044,086
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $87,684,557)  $ 68,774,060
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $28,754,128 and $45,318,538, respectively.
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $2,070,000. The weighted average interest rate was 6.4% (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $87,698,400. Net unrealized depreciation aggregated $18,924,340, of which $2,113,661 related to appreciated investment securities and $21,038,001 related to depreciated investment securities. JAPAN SMALL COMPANIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                       $ 68,774,060
value (cost $87,684,557) -
See accompanying schedule

Receivable for investments sold                                                                                     397,078

Receivable for fund shares sold                                                                                     727,637

Dividends receivable                                                                                                229,478

Interest receivable                                                                                                 19,991

 TOTAL ASSETS                                                                                                       70,148,244

LIABILITIES

Payable for investments purchased                                                                      $ 942,239

Payable for fund shares redeemed                                                                        165,839

Accrued management fee                                                                                  39,635

Other payables and                                                                                      51,640
accrued expenses

 TOTAL LIABILITIES                                                                                                  1,199,353

NET ASSETS                                                                                                         $ 68,948,891

Net Assets consist of:

Paid in capital                                                                                                    $ 109,947,293

Accumulated net investment (loss)                                                                                   (270,884
                                                                                                                   )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (21,810,520
                                                                                                                   )

Net unrealized appreciation (depreciation) on investments                                                           (18,916,998
and assets and liabilities in                                                                                      )
foreign currencies

NET ASSETS, for 10,079,524 shares outstanding                                                                      $ 68,948,891

NET ASSET VALUE and redemption price per share ($68,948,891 (divided by) 10,079,524 shares)                         $6.84

Maximum offering price per share (100/97.00 of $6.84)                                                               $7.05


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 321,679
Dividends

Interest                                                                           90,879

                                                                                   412,558

Less foreign taxes withheld                                                        (48,252
                                                                                  )

 TOTAL INCOME                                                                      364,306

EXPENSES

Management fee                                                     $ 284,393

Transfer agent fees                                                 140,095

Accounting fees and expenses                                        32,291

Non-interested trustees' compensation                               323

Custodian fees and expenses                                         40,067

Registration fees                                                   15,457

Audit                                                               15,170

Legal                                                               374

Interest                                                            1,110

Miscellaneous                                                       818

 Total expenses before reductions                                   530,098

 Expense reductions                                                 (11            530,087
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (165,781
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (21,719,609
                                                                   )

 Foreign currency transactions                                      (12,358        (21,731,967
                                                                   )              )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (599,757
                                                                   )

 Assets and liabilities in                                          4,696          (595,061
 foreign currencies                                                               )

NET GAIN (LOSS)                                                                    (22,327,028
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (22,492,809
                                                                                  )

OTHER INFORMATION                                                                 $ 298,037
Sales charges paid to FDC

 Expense reductions                                                               $ 11
 Custodian interest credits


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                            SIX MONTHS       NOVEMBER 1, 1995
                                                                                             ENDED            (COMMENCEMENT
                                                                                             APRIL 30, 1997   OF OPERATIONS) TO
                                                                                             (UNAUDITED)      OCTOBER 31, 1996

Operations                                                                                   $ (165,781)     $ (333,376)
Net investment income (loss)

 Net realized gain (loss)                                                                    (21,731,967)    698,907

 Change in net unrealized appreciation (depreciation)                                        (595,061)       (18,321,937)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             (22,492,809)    (17,956,406)

Distributions to shareholders                                                                (334,345)       -
From net realized gains

 In excess of net realized gains                                                             (78,553)        -

 Total distributions                                                                         (412,898)       -

Share transactions                                                                           41,193,408      207,082,528
Net proceeds from sales of shares

 Reinvestment of distributions                                                               410,794         -

 Cost of shares redeemed                                                                     (55,497,258)    (83,815,966)

 Redemption fees                                                                             83,223          354,275

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                     (13,809,833)    123,620,837

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (36,715,540)    105,664,431

NET ASSETS

 Beginning of period                                                                         105,664,431     -

 End of period (including accumulated net investment loss of $270,884 and $105,103,
respectively)                                                                                $ 68,948,891    $ 105,664,431

OTHER INFORMATION
Shares

 Sold                                                                                        5,545,633       19,679,280

 Issued in reinvestment of distributions                                                     49,197          -

 Redeemed                                                                                    (7,091,871)     (8,102,715)

 Net increase (decrease)                                                                     (1,497,041)     11,576,565



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS       NOVEMBER 1, 1995
                                                                   ENDED            (COMMENCEMENT
                                                          APRIL 30, 1997   OF OPERATIONS) TO
                                                                           OCTOBER 31,

SELECTED PER-SHARE DATA C                                     (UNAUDITED)  1996

Net asset value, beginning of period                           $ 9.13      $ 10.00

Income from Investment Operations                               (.02)       (.03)
Net investment income (loss)

 Net realized and unrealized gain (loss)                        (2.24)      (.87)

 Total from investment operations                               (2.26)      (.90)

Less Distributions

 From net realized gain                                         (.03)       -

 In excess of net realized gain                                 (.01)       -

 Total distribution                                             (.04)       -

Redemption fees added to paid in capital                        .01         .03

Net asset value, end of period                                 $ 6.84      $ 9.13

TOTAL RETURN B                                                  (24.72)%    (8.70)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 68,949    $ 105,664

Ratio of expenses to average net assets                         1.43% A     1.34%

Ratio of net investment income (loss) to average net assets     (.45)% A    (.32)%

Portfolio turnover rate                                         80% A       66%

Average commission rate D                                      $ .0422     $ .0578


ANNUALIZED
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                     MONTHS   YEAR     FUND

LATIN AMERICA                      26.71%   33.61%   62.54%

LATIN AMERICA                      22.91%   29.60%   57.67%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital             25.86%   33.28%   91.93%
 International Emerging Markets
 Free - Latin America Index

Latin American Region              23.61%   30.38%   n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 19, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free - Latin America Index - a market capitalization weighted index of approximately 170 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American region funds average, which reflects the performance of mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 31 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   LIFE OF
APRIL 30, 1997                          YEAR     FUND

LATIN AMERICA                           33.61%   12.79%

LATIN AMERICA                           29.60%   11.94%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital International    33.28%   17.53%
 Emerging Markets Free -
 Latin America Index

Latin American Region                   30.38%   n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Latin America               MS Latin Amer. Fr (Gross)
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9568.13
  1993/05/31       9874.60                     9818.14
  1993/06/30      10379.00                    10436.73
  1993/07/31      10737.90                    10716.71
  1993/08/31      11746.70                    11640.43
  1993/09/30      11960.10                    11844.71
  1993/10/31      12881.60                    12314.07
  1993/11/30      13861.30                    13120.91
  1993/12/31      15722.24                    14784.37
  1994/01/31      16981.97                    17217.49
  1994/02/28      16093.32                    16719.16
  1994/03/31      14462.50                    15584.66
  1994/04/30      13437.14                    14395.32
  1994/05/31      14169.54                    15245.68
  1994/06/30      12851.22                    14269.20
  1994/07/31      14042.59                    15621.61
  1994/08/31      16132.38                    18162.47
  1994/09/30      16679.24                    18941.58
  1994/10/31      15829.65                    18005.81
  1994/11/30      15360.92                    17492.25
  1994/12/31      12079.76                    14879.00
  1995/01/31      10331.75                    13254.17
  1995/02/28       8710.70                    11334.14
  1995/03/31       8564.22                    10943.14
  1995/04/30       9618.88                    12522.51
  1995/05/31       9667.71                    12807.01
  1995/06/30       9804.43                    13006.60
  1995/07/31      10331.75                    13409.01
  1995/08/31      10527.06                    13562.20
  1995/09/30      10361.05                    13446.57
  1995/10/31       9521.23                    12364.71
  1995/11/30       9863.02                    12586.91
  1995/12/31      10090.87                    12969.47
  1996/01/31      11504.18                    14299.20
  1996/02/29      10901.30                    13475.78
  1996/03/31      11316.40                    13644.77
  1996/04/30      11800.68                    14400.27
  1996/05/31      12373.92                    14863.45
  1996/06/30      12709.95                    15244.82
  1996/07/31      12186.13                    14644.02
  1996/08/31      12561.70                    15056.16
  1996/09/30      12759.37                    15400.36
  1996/10/31      12443.10                    15250.18
  1996/11/30      12601.23                    15395.65
  1996/12/31      13190.77                    15850.18
  1997/01/31      14347.85                    17410.30
  1997/02/28      15122.60                    18562.26
  1997/03/31      15032.04                    18279.18
  1997/04/30      15766.54                    19193.40
Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $15,767 - a 57.67% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free - Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,193 - a 91.93% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW HAS THE FUND PERFORMED, PATTI?
A. The fund's performance was good on both an absolute and relative basis. For the six months that ended April 30, 1997, the fund had a total return of 26.71%. That was better than the Latin American region funds average's total return of 23.61%, as tracked by Lipper Analytical Services. The fund also beat the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, which returned 25.86%. For the 12 months ended April 30, 1997, the fund returned 33.61%, while the Lipper average and the index returned 30.38% and 33.28%, respectively.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE IN THE REGION OVER THE PAST SIX
MONTHS?
A. In earlier periods, the Latin American market's performance generally was dominated by a particular news event, such as the devaluation of the Mexican peso in late 1995. But absent any bad news and a confluence of positive economic, political and market factors, the Latin American market posted impressive gains over the past six months. Across the region, economic growth was positive and stable. What's more, interest rates remained low although they did begin to creep up slightly toward the end of the period. From a political standpoint, the region's governments continued on the reform track, generally improving budgetary and trade surpluses. Finally, market forces also were positive. Stronger investment inflows, a reflection of diminished market volatility, were also a positive.
Q. AGAINST THIS BACKDROP, WHAT WERE THE KEYS TO THE FUND'S PERFORMANCE?
A. There were three main factors influencing the fund's performance. The first was stock selection, with its holdings in Brazilian stocks performing particularly well. Second, in terms of country weightings, the fund had a lighter weighting than the index in Chilean and Venezuelan stocks, which generally lagged the performance of the region as a whole. That was an additional positive for the fund's performance. Finally, several individual large holdings from other countries in the region performed well.
Q. THE FUND'S LARGEST HOLDING, TELEBRAS, IS A GOOD EXAMPLE OF A BRAZILIAN STOCK THAT PERFORMED WELL DURING THE PERIOD . . .
A. That's true, and the stock price of the Brazilian phone giant Telebras has more than doubled over the past 12 months, rising about 50% in the first four months of 1997 alone. Telebras is a state holding company that controls 28 telephone operating subsidiaries and a monopoly position in supplying local and long distance services in the country. Part of the reason for its strong performance was investors' enthusiasm for Telebras' potential growth. Phone penetration in Brazil is very low, about 10 lines per 100 people. With Brazil, one of the world's 10 largest economies, growing at a decent pace, the number of new telephone customers is expected to grow at a impressive rate. The telecommunications industry is preparing for privatization, and Telebras continues to improve its financial status in order to make itself more attractive to investors at the point of privatization. Telebras, and its subsidiaries - including Telesp, Telepar and Telemig - accounted for roughly 18% of the fund's investments at the end of the period.
Q. OUTSIDE THE TELECOMMUNICATIONS SECTOR, WERE THERE OTHER BRAZILIAN STOCKS THAT PERFORMED WELL?
A. Yes, Petrobras, the large oil production company was another winner during the period. Despite the fact that oil prices have dropped recently, regulatory changes and an increase in Petrobras' oil production helped this company offset declining oil prices and post improved financial results.
Q. A NEW ADDITION TO THE FUND'S TOP 10 HOLDINGS WAS THE MEXICAN TELEPHONE COMPANY TELEFONOS DE MEXICO (TELMEX). WHAT MADE THIS COMPANY SO ATTRACTIVE?
A. Although Telmex represents about 6% of the Morgan Stanley Capital International Emerging Markets Free - Latin American Index, I've generally avoided building up a large stake in it over the past four years or so. That turned out to be the correct thing to do, since it tended to lag the overall Mexican market. But in my view, recent developments have made this stock more attractive. Many investors have worried that deregulation and competition from U.S. carriers AT&T and MCI will threaten Telmex's dominance in the long distance market. Those fears forced Telmex's stock price down to what I felt were attractive levels. And while it's quite likely that Telmex will lose some market share to American competitors operating in Mexico, the company is in strong financial shape, with a strong balance sheet, a low level of debt and with healthy amounts of free cash flow. In addition, over the past several years the company has bought more than 15% of its own shares.
Q. WHICH COMPANIES IN ARGENTINA DID YOU FIND ATTRACTIVE?
A. The fund's biggest Argentine holding is YPF, the large oil concern. During the period it was helped by increased oil production and a new management team. Another favorite was Perez Companc, a large energy-related conglomerate.
Q. DESPITE THE FUND'S STRONG PERFORMANCE, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS . . .
A. That's true, and I'd say the fund's Mexican bank stocks were the biggest disappointment during the period as they continued to struggle with non-performing loans. While they generally posted gains, the stocks generally lagged the overall market.
Q. WHAT'S YOUR OUTLOOK?
A. I'm optimistic. Earnings growth for Latin American companies has been strong, even though the region's economies have posted only slow economic growth. And despite its recent rise, U.S. investors - both professional and individual - have tended to stay away from Latin American stocks. In my view, many stocks are priced reasonably relative to U.S. stocks. If investors take notice of Latin American stocks' potential, we could see an increase in investor inflows into the market. That would most likely bode well for the stocks in this region.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers
FUND NUMBER: 349
TRADING SYMBOL: FLATX
START DATE: April 19, 1993
SIZE: as of April 30, 1997, more than $866 million
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
PATTI SATTERWAITE ON THE OPPORTUNITY IN LATIN AMERICAN
TELECOMMUNICATIONS STOCKS:
"At the end of April 1997, roughly one-quarter of the fund's investments were in telecommunications stocks, including Brazilian phone giant Telebras and three of its regional domestic operator subsidiaries
- Telesp, Telemig and Telepar - as well as
Mexican phone company Telmex. In my view, these and other Latin American telecom companies have the opportunity for exciting growth. In Brazil and Mexico, for example, only about one in 10 people have phones. Recently, Telebras has enjoyed line growth - a measure of how many new phones are installed - in excess of 10% annually. That line-growth rate compares quite favorably to the U.S., where telecom providers typically enjoy line growth of about one to two percent per year. The use of cellular phones is also growing quite quickly across the region, especially given the fact that cellular phones have only been available in most of Latin
America for the past couple of years."
LATIN AMERICA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AA OF APRIL 30, 1997
Argentina 9.7%
United States 10.5%
Row: 1, Col: 1, Value: 10.5
Row: 1, Col: 2, Value: 6.5
Row: 1, Col: 3, Value: 25.8
Row: 1, Col: 4, Value: 6.0
Row: 1, Col: 5, Value: 41.5
Row: 1, Col: 6, Value: 9.699999999999999
Other 6.5%
Mexico 25.8%
Brazil 41.5%
Chile 6.0%
AS OF OCTOBER 31, 1996
United States  5.7%
Row: 1, Col: 1, Value: 5.7
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 22.3
Row: 1, Col: 4, Value: 7.2
Row: 1, Col: 5, Value: 48.6
Row: 1, Col: 6, Value: 10.2
Argentina 10.2%
Other 6.0%
Mexico 22.3%
Brazil 48.6%
Chile 7.2%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   89.5          94.3

Short-term investments   10.5          5.7

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       IN THESE
                                                       STOCKS
                                                       6 MONTHS AGO

Telebras sponsored ADR                   6.8           6.7
(Brazil, Telephone Services)

Telefonos de Mexico SA sponsored ADR     5.3           0.0
representing Ord. Class L shares
(Mexico, Telephone Services)

Centrais Electricas Brasileiras SA       5.2           5.6
(Brazil, Electric Utility)

Petrobras PN (Pfd. Reg.)                 3.9           2.7
(Brazil, Oil & Gas)

Telesp PN (Pfd. Reg.)                    3.4           4.4
(Brazil, Telephone Services)

YPF Sociedad Anonima sponsored ADR       3.4           3.5
representing Class D shares
(Argentina, Oil & Gas)

Telebras ON                              3.3           3.7
(Brazil, Telephone Services)

Telebras PN (Pfd. Reg.)                  3.1           3.7
(Brazil, Telephone Services)

Perez Companc Class B                    3.1           2.8
(Argentina, Oil & Gas)

Grupo Carso SA de CV Class A-1           3.1           3.9
(Mexico, Tobacco)

TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET
                                           SECTORS 6
                                           MONTHS AGO

Utilities                    36.4          34.3

Nondurables                  13.5          15.4

Finance                      11.1          15.4

Energy                       11.0          8.9

Basic Industries             6.9           8.0

Construction & Real Estate   3.1           3.1

Retail & Wholesale           2.9           3.7

Precious Metals              1.3           1.2

Media & Leisure              1.2           0.9

Durables                     1.1           1.0

LATIN AMERICA
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.5%
 SHARES VALUE (NOTE 1)
ARGENTINA - 9.7%
Banco de Galicia Y Buenos Aires
 SA sponsored ADR representing
 Class B shares  368,888 $ 8,974,062
Central Costanera SA ADR (c)  19,500  685,425
Ciadea SA  179,062  716,352
Commercial del Plata (a)  423,700  1,283,997
Cresud Sacifya sponsored ADR  171,000  3,142,125
IRSA (Inversiones Y Representa) SA GDR  29,200  1,022,000
Perez Companc Class B  3,280,580  26,609,362
S.A. Importadora y Exportadora de la
 Patagonia Class B  153,000  1,744,453
Telecom Argentina Class B
 sponsored ADR  168,600  8,430,000
Telecom Argentina Stet France
 Telecom SA  360,200  1,783,249
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  1,043,800  28,834,975
  83,226,000
BERMUDA - 1.3%
Credicorp Ltd.   509,238  10,693,998
BRAZIL - 41.5%
Aracruz Celulose SA ADR   271,550  5,125,506
Banco Real SA (Reg.) (a)  84,000  67,142
Bradesco PN  1,357,622,377  11,234,325
Cimento Itau PN Ord.  6,044,000  2,131,271
Centrais Electricas Brasileiras SA 94,941,110 44,281,151 Compania Cervejaria Brahma:
 On (Reg.) (a)  117,827  80,882
 PN (Pfd. Reg.) (warrants) (a)  1,895,770  134,056
 PN (Pfd. Reg.)  33,686,523  22,918,050
Compania Energertica Minas Gerais 488,328,000 22,266,243 Companhia Brasileira de Petroleo
 Ipiranga SA Class B  321,249,000  4,999,470
Companhia Paranaense de
 Energia-Copel Class B  81,001,000  1,260,586
Compania Vale do Rio Doce PN Ord.   290,000  7,390,098
Compania Paulista de Forca Luz Ord.   30,050,597  4,663,077
Coteminas PN  11,465,310  4,808,433
Dixie Toga SA  1,904,400  1,432,620
Klabin Industria de Papel e Celulose PN   4,775,165  4,939,284
Itaubanco PN (Pfd. Reg.)   9,327,100  5,043,098
Itausa Investimentos Itau SA  4,623,000  3,912,455
Light Servicos de Electricidade SA Ord.   16,847,000  7,002,092
Multicanal Participacoes SA
 sponsored ADR  390,500  5,662,250
Perdigao SA Comercio e Industria
 PDG (Pfd. shares)  1,461,114,630  3,022,608
Perdigao SA Comercio e Industria PDG 23,222,143 44,765 Petrobras PN (Pfd. Reg.) 157,164,000 33,030,372
Souza Cruz Industria Comerico  720,600  5,827,411
Telebras:
 ON  261,974,800  28,206,408
 PN (Pfd. Reg.)  233,540,597  26,789,816
 sponsored ADR  506,100  58,074,975
Telemig (Telecomunicacoes de
 Minas Gerais) SA Class B  20,600,000  3,281,434
Telepar PN  6,551,764  4,497,427
Telesp PN (Pfd. Reg.)  103,558,857  29,408,789
Vale Do Rio (Pnb) (Non Tradable)  290,000  2,727
Votorantim Celulose e Papel SA
 (Pfd. Reg.)  145,251,499  4,097,559
  355,636,380

 SHARES VALUE (NOTE 1)
CHILE - 6.0%
Banco de Santiago D sponsored ADR  35,700 $ 986,213
Banco Santander Chile SA, Series A
 sponsored ADR  379,000  6,064,000
Chilectra SA sponsored ADR  30,000  1,845,000
Cristalerias de Chile SA
 sponsored ADR  124,700  2,899,275
Empresa Nacional de Electricidad
 SA sponsored ADR  372,100  7,162,925
Enersis SA sponsored ADR  470,100  14,808,150
Madeco SA ADR  94,900  2,597,888
Soc Quimica y Minera de Chile ADR  214,500  12,709,125
Vina Concha Stet y Toro SA
 sponsored ADR  61,000  1,990,125
  51,062,701
COLOMBIA - 1.5%
Banco Ganadero Class C
 sponsored ADR  79,800  2,204,475
Banc Industrial Colombiano
 sponsored ADR  159,300  2,887,313
Banco de Bogota  25,737  156,346
Compania Nacional de Chocolates  136,000  1,207,476
Noel (Industria Alimenticias)  94,613  456,265
Suramericana de Seguros SA   245,494  6,089,166
  13,001,041
MEXICO - 25.8%
BANACCI SA de CV Class B (a)  2,766,000  5,921,675
Cemex SA, Series B  2,762,000  10,109,962
Cifra SA de CV Class C  7,778,200  11,936,357
Cifra SA de CV, Series A  951,332  1,435,973
Coca-Cola Femsa SA de CV
 sponsored ADR  32,000  1,116,000
Corporacion Geo SA de CV (a)  898,873  4,183,434
Corporacion Geo SA de CV Class B
 sponsored ADR (a) (c)  40,800  744,600
Empresas Ica Sociedad Controladora SA
 de CV sponsored ADR representing
 Ord. Participation Certificate  328,600  4,887,925
Fomento Economico Mexicano SA
 de CV Class B  3,501,600  16,516,981
Gruma SA Class B (a)  1,788,494  8,616,267
Grupo Carso SA de CV Class A-1  4,529,100  26,149,143
Grupo Cementos Chihuahua Class B  1,356,300  1,306,825
Grupo Elektra SA  992,600  9,301,723
Grupo Financiero Bancomer Class B (a) 43,033,700 15,048,261 Grupo Financiero Inbursa SA Class B 5,696,900 19,491,281 Grupo Imsa SA sponsored ADR 168,400 3,620,600
Grupo Modelo SA de CV Class C Ord.   1,857,500  11,261,824
Grupo Televisa SA de CV
 sponsored ADR (a)  185,600  4,292,000
Industrias Penoles SA  178,000  832,906
Kimberly Clark de Mexico SA Class A 1,550,000 5,751,572 Telefonos de Mexico SA sponsored ADR representing Ord. Class L shares 1,090,600 44,987,250 Tubos de Acero de Mexico ADR (a) 821,100 13,445,513
  220,958,072
PANAMA - 1.5%
Panamerican Beverages, Inc. Class A  438,000  12,702,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PERU - 1.5%
Compania de Cementos Lima
 SA Class C  145,558 $ 2,648,495
Compania de Minas Buenaventura SA:
 Class A  100,526  944,729
 Class B  33,551  363,768
  Class B sponsored ADR  385,700  8,388,975
 Class T  98,541  842,894
  13,188,861
VENEZUELA - 0.7%
Electricidad de Caracas  1,902,966  2,064,100
Mavesa SA sponsored ADR  513,933  3,533,289
  5,597,389
TOTAL COMMON STOCKS
 (Cost $554,643,694)   766,066,442
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
BRAZIL - 0.0%
Suzano de Papel e Cellulose
 (Cost $139,680)  52,000  117,354
CASH EQUIVALENTS - 10.5%
 SHARES

Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.37%, dated
 4/30/97 due 5/1/97  $ 46,926,999  46,920,000
 SHARES
Taxable Central Cash Fund (b)  42,908,110  42,908,110
TOTAL CASH EQUIVALENTS
 (Cost $89,828,110)   89,828,110
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $644,611,484)  $ 856,011,906
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,430,025 or 0.2% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $239,887,995 and $142,000,776, respectively.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $645,917,836. Net unrealized appreciation aggregated $210,094,070, of which $226,765,160 related to appreciated investment securities and $16,671,090 related to depreciated investment securities.
At October 31, 1996, the fund had a capital loss carryforward of approximately $185,031,000 of which $147,415,000, and $37,616,000 will expire on October 31, 2003, and 2004, respectively.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries    6.9%
Cash Equivalents   10.5
Construction & Real Estate    3.1
Durables    1.1
Energy    11.0
Finance    11.1
Holding Companies    0.8
Media & Leisure   1.2
Nondurables   13.5
Precious Metals    1.3
Retail & Wholesale   2.9
Services    0.2
Utilities   36.4
     100.0%
LATIN AMERICA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                        $ 856,011,906
value (including repurchase agreements of $46,920,000)
(cost $644,611,484) -
See accompanying schedule

Cash                                                                                                                 1,507,089

Receivable for investments sold                                                                                      1,173,325

Receivable for fund shares sold                                                                                      7,404,061

Dividends receivable                                                                                                 6,904,754

Interest receivable                                                                                                  210,876

Redemption fees receivable                                                                                           1,489

 TOTAL ASSETS                                                                                                        873,213,500

LIABILITIES

Payable for investments purchased                                                                     $ 4,164,105

Payable for fund shares redeemed                                                                       1,576,813

Accrued management fee                                                                                 515,554

Other payables and accrued expenses                                                                    407,319

 TOTAL LIABILITIES                                                                                                   6,663,791

NET ASSETS                                                                                                          $ 866,549,709

Net Assets consist of:

Paid in capital                                                                                                     $ 831,237,432

Undistributed net investment income                                                                                  7,373,640

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (183,459,752
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            211,398,389
and assets and liabilities in
foreign currencies

NET ASSETS, for 55,293,861 shares outstanding                                                                       $ 866,549,709

NET ASSET VALUE and redemption price per share ($866,549,709 (divided by) 55,293,861 shares)                         $15.67

Maximum offering price per share (100/97.00 of $15.67)                                                               $16.15


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 11,915,592
Dividends

Interest                                                                           1,322,268

                                                                                   13,237,860

Less foreign taxes withheld                                                        (575,806
                                                                                  )

 TOTAL INCOME                                                                      12,662,054

EXPENSES

Management fee                                                     $ 2,506,648

Transfer agent fees                                                 979,106

Accounting fees and expenses                                        219,576

Non-interested trustees' compensation                               2,270

Custodian fees and expenses                                         486,965

Registration fees                                                   52,156

Audit                                                               33,148

Legal                                                               2,024

Miscellaneous                                                       126,598

 Total expenses before reductions                                   4,408,491

 Expense reductions                                                 (5,735         4,402,756
                                                                   )

NET INVESTMENT INCOME                                                              8,259,298

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              4,442,550

 Foreign currency transactions                                      (374,376       4,068,174
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              135,954,563

 Assets and liabilities in                                          22,728         135,977,291
 foreign currencies

NET GAIN (LOSS)                                                                    140,045,465

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 148,304,763

OTHER INFORMATION                                                                 $ 579,820
Sales charges paid to FDC

 Expense reductions                                                               $ 4,110
 Directed brokerage arrangements .

  Custodian interest credits                                                       1,263

  Transfer agent interest credits                                                  362

                                                                                  $ 5,735


STATEMENT OF CHANGES IN NET ASSETS


INCREASE (DECREASE) IN NET ASSETS                                                                SIX MONTHS       YEAR ENDED
                                                                                                 ENDED            OCTOBER 31,
                                                                                                 APRIL 30, 1997   1996
                                                                                                 (UNAUDITED)

Operations                                                                                       $ 8,259,298      $ 8,995,030
Net investment income

 Net realized gain (loss)                                                                        4,068,174        (33,471,294)

 Change in net unrealized appreciation (depreciation)                                            135,977,291      168,576,025

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 148,304,763      144,099,761

Distributions to shareholders from net investment income                                         (9,458,525)      (5,626,729)

Share transactions                                                                               315,717,252      348,744,157
Net proceeds from sales of shares

 Reinvestment of distributions                                                                   9,235,878        5,493,619

 Cost of shares redeemed                                                                         (155,503,759)    (401,997,197)

 Redemption fees                                                                                 364,786          886,945

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         169,814,157      (46,872,476)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        308,660,395      91,600,556

NET ASSETS

 Beginning of period                                                                             557,889,314      466,288,758

 End of period (including undistributed net investment income of $7,373,640 and $8,572,867,
respectively)                                                                                    $ 866,549,709    $ 557,889,314

OTHER INFORMATION
Shares

 Sold                                                                                            21,485,168       29,713,125

 Issued in reinvestment of distributions                                                         724,384          552,485

 Redeemed                                                                                        (11,216,746)     (33,772,507)

 Net increase (decrease)                                                                         10,992,806       (3,506,897)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                        SIX MONTHS  YEARS ENDED OCTOBER 31,             APRIL 19, 1993
                                                             ENDED                                      (COMMENCEME
                                                    APRIL 30, 1997                                      NT OF
                                                                                                        OPERATIONS) TO
                                                                                                        OCTOBER 31,

SELECTED PER-SHARE DATA                                 (UNAUDITED) 1996        1995        1994 D      1993

Net asset value, beginning of period                    $ 12.59     $ 9.75      $ 16.21     $ 13.28     $ 10.00

Income from Investment Operations

 Net investment income                                   .18 C       .22         .04         .07         .03

 Net realized and unrealized gain (loss)                 3.12        2.72        (6.52)      2.82        3.23

 Total from investment operations                        3.30        2.94        (6.48)      2.89        3.26

Less Distributions

 From net investment income                              (.23)       (.12)       -           (.05)       -

 From net realized gain                                  -           -           -           (.05)       -

 Total distributions                                     (.23)       (.12)       -           (.10)       -

Redemption fees added to paid in capital                 .01         .02         .02         .14         .02

Net asset value, end of period                          $ 15.67     $ 12.59     $ 9.75      $ 16.21     $ 13.28

TOTAL RETURN B                                           26.71%      30.69%      (39.85)%    22.89%      32.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 866,550   $ 557,889   $ 466,289   $ 888,530   $ 342,934

Ratio of expenses to average net assets                  1.35% A     1.32%       1.41%       1.48%       1.94% A

Ratio of net investment income to average net assets     2.53% A     1.48%       .97%        .47%        1.21% A

Portfolio turnover rate                                  47% A       70%         57%         77%         72% A

Average commission rate E                               $ .0005     $ .0004


ANNUALIZED
TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NORDIC
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                      MONTHS   YEAR     FUND

NORDIC                              8.50%    28.29%   38.55%

NORDIC (INCL. 3% SALES CHARGE)      5.24%    24.44%   34.39%

FT - Actuaries World Nordic Index   8.89%    25.36%   31.98%

European Region Funds Average       9.62%    17.13%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT
- Actuaries World Nordic Index - a market capitalization weighted index of over 90 stocks traded in four Scandinavian markets. The index is designed to provide coverage of approximately 85% of investable equity available in each market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 67 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1   LIFE OF
APRIL 30, 1997                            YEAR     FUND

NORDIC                                    28.29%   24.30%

NORDIC (INCL. 3% SALES CHARGE)            24.44%   21.80%

FT - Actuaries World Nordic Index         25.36%   20.33%

European Region Funds Average             17.13%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10102.71
  1995/12/31       9554.50                     9837.68
  1996/01/31       9612.70                     9736.81
  1996/02/29      10204.40                    10379.35
  1996/03/31      10340.20                    10486.03
  1996/04/30      10476.00                    10527.60
  1996/05/31      10990.10                    10896.56
  1996/06/30      11106.50                    10976.95
  1996/07/31      10980.40                    10742.19
  1996/08/31      11630.30                    11353.24
  1996/09/30      12018.30                    11682.46
  1996/10/31      12386.90                    12120.19
  1996/11/30      13269.60                    12819.59
  1996/12/31      13537.43                    13185.49
  1997/01/31      13880.77                    13575.53
  1997/02/28      13969.05                    13560.56
  1997/03/31      14332.01                    13988.81
  1997/04/30      13439.33                    13197.71
Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $13,439 - a 34.39% increase on the initial investment. For comparison, look at how the FT - Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,198 - a 31.98% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
NORDIC
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Colin Stone, Portfolio Manager of Fidelity Nordic Fund
Q. HOW DID THE FUND PERFORM, COLIN?
A. During the six-month period from November 1, 1996 through April 30, 1997, the fund had a return of 8.50%. For the same period, the FT-Actuaries World Nordic Index was up 8.89% and the European region funds average was up 9.62%, according to Lipper Analytical Services. For the past 12 months, the fund's return was 28.29%, the FT Nordic Index was up 25.36% and the Lipper peer group was up 17.13%.
Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST SIX MONTHS AND HOW DID THE ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?
A. The markets in Scandinavia were relatively strong during the period. Liquidity - meaning the volume of trading - has been good, the interest rate environment has been reasonably favorable and the outlook for global growth seems to have improved. The strong U.S. dollar also has been a big positive for the region. Many of the companies in Sweden, Norway, Finland and Denmark are commodity-based, export to the U.S. or compete against U.S. companies, and a strong dollar tends to make Nordic companies' products more competitive based on price. Many of the fund's technology and forest products companies compete in dollar-based markets - the U.S. being the most prominent, of course - and a strong dollar has made their products more competitive as well. However, many of these companies hedge their currency risks, and so it may be several months before the real benefits of their overseas sales are realized. Another factor favoring the fund is that the domestic economies within the countries generally were supportive of good performance. The economies of Norway and Denmark were rather robust, Finland's seemed to be recovering from a down period and Sweden's economy, while weaker than the other countries, saw some improvement taking place.
Q. THE FUND'S 10 LARGEST HOLDINGS ACCOUNT FOR ABOUT HALF OF THE FUND'S INVESTMENTS. HOW DID THEY PERFORM?
A. Ericsson, one of the world's leading telecommunications concerns and the fund's largest holding, outperformed during the period. The stock of this Swedish company represented 9.5% of the fund's investments at the end of the period, while it represented more than 10% of my index. Ericsson's strong performance can be attributed to the global growth in cellular communications, particularly in the Far East and Europe. Nokia was the third-largest holding in the fund at the end of the period. Headquartered in Finland, it also benefited from the growth in the cellular market, and I more than tripled the fund's position in its stock over the past six months. Like Ericsson, Nokia continued to gain market share in the cellular handset market, and its stock price appreciated considerably. The fund's second-largest position was Astra, a leading pharmaceuticals company. Its stock was up strongly for a good part of the period before retreating significantly after reporting disappointing first quarter financial results based on slowing sales for one of its core products, an ulcer drug.
Q. SOME OF THE FUND'S OTHER LONG-TIME HOLDINGS - ACROSS DIFFERENT INDUSTRIES - SEEMED TO HAVE A POSITIVE EFFECT ON PERFORMANCE . . .
A. That's quite true. ABB, a major engineering concern, Volvo, the car and truck manufacturer, and Den Danske Bank, all made contributions to the fund's performance. ABB's main markets are electrical power generation and electricity distribution, but it's a fairly diversified company along the lines of General Electric. It's an extremely high-quality name and a company where business seems to be improving. Volvo, whose performance in the previous couple of periods hurt the fund, had a wonderful six months with its stock going up significantly. The fourth quarter of 1996 and first quarter of 1997 showed a strong improvement in the profitability of its car business, with margins up considerably due to a complete overhaul of its product family. Volume is up and the company appears to be regaining market share. Den Danske Bank has benefited from the merger and acquisition activity in the financial services industry across the region, acquiring one of its smaller Swedish competitors. Its stock also appreciated nicely during the period.
Q. AT THE SAME TIME, YOU'VE MADE SOME SIGNIFICANT CHANGES TO KEY HOLDINGS FROM SIX MONTHS AGO . . .
A. That's right. A few examples would be Foreningsbanken, Autoliv and Falck. Foreningsbanken was acquired during the period by Sparbanken Sverige, one of the fund's large holdings, and I sold off my holdings after the takeover bid. Autoliv's stock performed quite well after its merger with Morton, but I became concerned about dependence on certain car companies to which it sells products. I eliminated the fund's holdings in this stock during the period. Falck, the Danish security and ambulance services company, performed quite well during the period. It reached a level that I felt was full valuation, and I identified some potential risks to its stock price. Consequently, I sold the fund's holdings to lock in the gains we had seen.
Q. THERE ARE ALSO A FEW NEWCOMERS TO THE FUND'S 10 LARGEST HOLDINGS. WHAT WAS THE STORY THERE?
A. I switched my holdings in Foreningsbanken partly into Svenska Handelsbanken, a bank I felt was a good value among Nordic financials. It's very conservatively and professionally managed, and I considered the stock to be undervalued considering the return on equity it produces. UPM-Kymmene, a Finnish forest products company, represents my optimism that the prospects for this industry are starting to improve after a couple of years of dreadful underperformance. I'm now slightly overweighted in forest products companies relative to my index, and have invested in the most liquid companies to give me the flexibility to sell them when necessary. Stora Kopparbergs, another top-10 holding, is another forest products company with excellent liquidity.
Q. WHAT'S YOUR OUTLOOK FOR THE FUTURE?
A. It's harder finding good value today in the market than it was 12 or 18 months ago. Growth is improving, and there's still enough spare capacity in the Nordic economies, so I don't think we have to worry about interest rate increases for quite a while, except possibly in Norway. The more cyclical companies - such as those in the engineering and metals industries - are moderately attractive, but fundamentals - or business prospects - have not shown that much improvement. I do believe, however, that there is a cyclical recovery underway, and I've been increasing my holdings in some of the cyclical companies.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden
FUND NUMBER: 342
TRADING SYMBOL: FNORX
START DATE: November 1, 1995
SIZE: as of April 30, 1997, more than
$74 million
MANAGER: manager, Colin Stone, since
inception; manager, Fidelity International,
Limited's Fidelity Nordic Fund, since 1990,
Fidelity Iberia Fund, since 1993, Fidelity New
Europe Fund, since 1995; analyst covering oil, oil service, leisure and engineering industries, 1987-1993; joined Fidelity in 1987
(checkmark)
COLIN STONE ON THE MOVE TOWARD SHAREHOLDER VALUE IN
THE REGION:
"If I look across the entirety of Europe at the moment, I believe it's the Nordic companies' management teams that are the most shareholder-friendly anywhere, with the possible exception of the United
Kingdom. We have excellent financial reporting, pretty full quarterly disclosure of earnings, cash flow and balance sheets, and good access to company management. This is particularly true in Sweden and Norway, and to a lesser degree in Finland, with Denmark probably having the furthest to go, although it's clearly improving as well.
"There's a strong equity culture in the Nordic region. In
Sweden, investing in the stock market is like a national hobby, and there's a higher level of individual stockholders in the Swedish population than there is in the U.S. population. At long last, share buy-backs are in the process of being legalized in the Nordic regions, and several companies have indicated their intent to do so. Volvo, for instance, said it will be repurchasing shares amounting to what I believe will be 5% of its total capital.
"For some time now, corporate management across
Europe has talked about the need to create more shareholder value. While in the rest of Europe it gets talked about, in the Nordic region it gets done. For example, in the financial sector, there's been a tremendous amount of merger and acquisition activity, including Foreningsbanken in Sweden, the second-biggest Norwegian bank and the country's largest insurance company, and two of the three largest Swedish construction companies. The object of these mergers and acquisitions is to reduce cost levels; the result is that they enhance shareholder value quite a bit.
"Another trend is that conglomerates are refocusing their businesses and selling off their non-core holdings to increase shareholder value. Volvo, for instance, is selling off its non-core assets to focus on its global car, truck and construction businesses. Asko, which the fund holds a position in, is a Finnish conglomerate that is focusing more on its core building materials business and selling off its non-core assets. We're also expecting to see a pickup in merger and acquisition activity in the forest products sector, although it hasn't happened as of yet."
NORDIC
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United States 6.3%
Denmark 10.9%
Row: 1, Col: 1, Value: 6.3
Row: 1, Col: 2, Value: 55.1
Row: 1, Col: 3, Value: 5.7
Row: 1, Col: 4, Value: 22.0
Row: 1, Col: 5, Value: 10.9
Finland 22.0%
Norway 5.7%
Sweden 55.1%
AS OF OCTOBER 31, 1996
Denmark 9.9%
Row: 1, Col: 1, Value: 15.4
Row: 1, Col: 2, Value: 49.5
Row: 1, Col: 3, Value: 8.800000000000001
Row: 1, Col: 4, Value: 16.4
Row: 1, Col: 5, Value: 9.9
United States 15.4%
Finland 16.4
%
Norway 8.8%
Sweden 49.5%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   94.8          85.7

Short-term investments   5.2           14.3

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      IN THESE
                                                      STOCKS
                                                      6 MONTHS AGO

Ericsson (L.M.) Telephone Co. Class B   9.5           8.5
(Sweden, Communications Equipment)

Astra AB Class A Free shares            8.9           5.4
(Sweden, Drugs & Pharmaceuticals)

Nokia Corp. AB, Series A                6.5           3.1
(Finland, Communications Equipment)

ABB AB, Series A                        5.0           4.2
(Sweden, Holding Companies)

Volvo AB Class B                        4.5           3.9
(Sweden, Autos, Tires & Accessories)

Svenska Handelsbanken                   3.9           0.4
(Sweden, Banks)

Den Danske Bank Group AS                3.6           2.6
(Denmark, Banks)

UPM-Kymmene Corp.                       3.0           1.9
(Finland, Paper & Forest Products)

Nordbanken AB                           2.6           0.0
(Sweden, Banks)

Stora Kopparbergs Bergslags AB          2.1           1.9
  Class A Free shares
(Sweden Paper & Forest Products)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Technology                         23.1          20.3

Finance                            19.2          15.2

Health                             12.0          7.0

Durables                           7.3           9.9

Basic Industries                   7.2           4.8

Construction & Real Estate         5.5           4.4

Holding Companies                  5.3           4.8

Nondurables                        4.6           4.4

Media & Leisure                    3.5           3.0

Industrial Machinery & Equipment   3.4           2.3

NORDIC
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.8%
 SHARES VALUE (NOTE 1)
DENMARK - 10.9%
Bang & Olufsen Class B  5,400 $ 311,386
Den Danske Bank Group AS  31,329  2,709,833
Fredgaard Radio AS  2,300  160,549
Incentive AS  7,778  389,499
International Service Systems AS,
 Series B  8,350  247,083
InWear Group AS (a)(c)  1,000  43,400
NKT Holding AS  11,500  724,214
Scanbox Danmark AS Class B (a)  10,000  455,242
Sondagsavisen AS (Reg.)  548  119,747
Sophus Berendsen AS, Series B  9,340  1,133,856
Spar Nord Holding  20,600  853,397
Syd-Sonderjylland Holding  11,500  537,489
Unidanmark AS Class A  9,717  480,697
  8,166,392
FINLAND - 22.0%
Asko Class A  43,000  781,615
Cultor OY, Series 1  20,692  1,122,391
Efore OY Class A   18,964  525,273
Enso OY Class R  60,000  496,264
Fiskars OY, Series A  2,800  223,511
Hartwall OY AB Class A  5,013  226,599
Huhtamaki Ord.   16,169  701,330
Lemminkaeinen OY  54,300  541,031
Martela OY Class A  1,200  31,853
Metsa-Serla Ltd. Class B  65,000  487,608
Nokia Corp. AB, Series A  77,690  4,847,733
Okobank Class A  31,000  414,419
Pohjola Class B  46,151  1,313,819
Raision Tehtaat Class V  3,400  281,870
Rauma OY  2,497  51,392
Spontel OY Class A  26,500  163,113
Talentum OY Class B  3,400  41,528
TT Teito OY  11,549  877,474
UPM-Kymmene Corp.   98,500  2,254,633
Vaisala OY Class A  6,300  392,625
Yit-Yhtymae OY  62,500  759,783
  16,535,864
NORWAY - 5.7%
A-Pressen AS, Series A  12,200  278,386
Ekornes AS (Reg.)  50,000  368,607
Fokus Bank AS  23,000  224,464
NCL Holdings AS (a)  407,000  1,028,730
Nera AS  142,800  902,351
SE (System Etikettering) AS  4,269  56,349
Saga Petroleum AS Class B  3,380  54,345
Schibsted AS, Series B  48,300  834,232
Sparebanken Midt-Norge  5,900  146,643
Sparebanken Norway primary
 shares certificates  8,617  248,053
Steen & Stroem Invest AS  13,635  185,721
  4,327,881
SWEDEN - 55.1%
ABB AB, Series A  307,500  3,742,449
Allgon AB Class B Free shares  43,300  1,186,407
ASG AB Class B Free shares Ord.   43,145  769,779
Assi Doman AB Free shares  26,500  663,614
Astra AB Class A Free shares  164,000  6,708,977

 SHARES VALUE (NOTE 1)
Beijer AG (G&L), Series B  2,900 $ 36,588
Bergman & Beving AB Class B
 Free shares  1,344  41,107
Biacore International AB
 sponsored ADR (a)  25,600  432,000
Biora AB sponsored ADR  32,500  593,125
Dahl International AB  37,500  778,980
Electrolux AB  8,780  503,517
Ericsson (L.M.) Telephone Co. Class B  226,286  7,151,823
Frontec AB, Series B  75,000  573,482
IBS (International Business Systems) AB
 Class B Free shares  19,000  150,125
Incentive Fund, Inc.   16,000  1,050,110
NCC AB Class B Free shares  64,200  719,988
NK Cityfastigheter AB (a)(c)  13,000  91,120
Nobel Biocare AB  50,300  737,179
Nordbanken AB  63,500  1,950,285
Nordictel Holding AB (a)  31,800  607,891
Scandic Hotels AB (a)(c)  2,000  33,389
SKF AB Ord.   8,874  192,254
Skandia Foersaekrings AB  51,400  1,486,950
Stora Kopparbergs Bergslags AB
 Class A Free shares  111,750  1,545,200
Svenska Handelsbanken  105,500  2,904,114
Swedbank Class A  66,000  1,177,550
Swedish Match Co.   347,000  1,132,079
Svedala Industri Free shares  54,240  995,382
TV 4 AB Class A  6,025  103,657
Volvo AB Class B  133,878  3,369,642
  41,428,763
UNITED STATES OF AMERICA - 1.1%
Pharmacia & Upjohn, Inc.   846  25,063
Pharmacia & Upjohn, Inc. unit  27,190  783,114
  808,177
TOTAL COMMON STOCKS
 (Cost $69,286,152)   71,267,077
CASH EQUIVALENTS - 5.2%

Taxable Central Cash Fund (b)
 (Cost $3,873,154)  3,873,154  3,873,154
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $73,159,306)  $ 75,140,231
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $167,909 or 0.2% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $52,429,450 and $9,851,606, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $11,764 for the period.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $73,170,502. Net unrealized appreciation aggregated $1,969,729, of which $5,433,161 related to appreciated investment securities and $3,463,432 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries    7.2%
Cash Equivalents   5.2
Construction & Real Estate   5.5
Durables    7.3
Energy    0.1
Finance   19.2
Health   12.0
Holding Companies    5.3
Industrial Machinery & Equipment    3.4
Media & Leisure   3.5
Nondurables   4.6
Services    1.8
Technology   23.1
Transportation   1.0
Utilities   0.8
     100.0%
NORDIC
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                         $ 75,140,231
value (cost $73,159,306) -
See accompanying schedule

Receivable for investments sold                                                                                       2,510

Receivable for fund shares sold                                                                                       438,447

Dividends receivable                                                                                                  484,161

Interest receivable                                                                                                   16,463

Redemption fees receivable                                                                                            255

 TOTAL ASSETS                                                                                                         76,082,067

LIABILITIES

Payable for investments purchased                                                                      $ 1,208,069

Payable for fund shares redeemed                                                                        667,700

Accrued management fee                                                                                  47,247

Other payables and accrued expenses                                                                     56,995

 TOTAL LIABILITIES                                                                                                    1,980,011

NET ASSETS                                                                                                           $ 74,102,056

Net Assets consist of:

Paid in capital                                                                                                      $ 70,205,464

Undistributed net investment income                                                                                   737,106

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   1,188,042

Net unrealized appreciation (depreciation) on investments                                                             1,971,444
and assets and liabilities in
foreign currencies

NET ASSETS, for 5,409,972 shares outstanding                                                                         $ 74,102,056

NET ASSET VALUE and redemption price per share ($74,102,056 (divided by) 5,409,972 shares)                            $13.70

Maximum offering price per share (100/97.00 of $13.70)                                                                $14.12


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                               $ 1,211,812
Dividends

Interest                                                                         135,713

                                                                                 1,347,525

Less foreign taxes withheld                                                      (180,639
                                                                                )

 TOTAL INCOME                                                                    1,166,886

EXPENSES

Management fee                                                     $ 218,785

Transfer agent fees                                                 86,280

Accounting fees and expenses                                        30,317

Non-interested trustees' compensation                               111

Custodian fees and expenses                                         41,506

Registration fees                                                   19,730

Audit                                                               18,616

Legal                                                               94

Miscellaneous                                                       348

 Total expenses before reductions                                   415,787

 Expense reductions                                                 (458         415,329
                                                                   )

NET INVESTMENT INCOME                                                            751,557

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              1,212,109

 Foreign currency transactions                                      (1,843       1,210,266
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (345,769
                                                                   )

 Assets and liabilities in                                          (9,477       (355,246
 foreign currencies                                                )            )

NET GAIN (LOSS)                                                                  855,020

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 1,606,577

OTHER INFORMATION                                                               $ 337,070
Sales charges paid to FDC

 Expense reduction                                                              $ 458
 Custodian interest credits


STATEMENT OF CHANGES IN NET ASSETS


INCREASE (DECREASE) IN NET ASSETS                                                                   SIX MONTHS NOVEMBER 1, 1995
                                                                                                    ENDED      (COMMENCEMENT
                                                                                                APRIL 30, 1997 OF OPERATIONS) TO
                                                                                                   (UNAUDITED) OCTOBER 31, 1996

Operations                                                                                          $ 751,557       $ 145,269
Net investment income

 Net realized gain (loss)                                                                             1,210,266       294,221

 Change in net unrealized appreciation (depreciation)                                                 (355,246)       2,326,690

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      1,606,577       2,766,180

Distributions to shareholders                                                                         (148,633)       -
From net investment income

 From net realized gain                                                                               (297,267)       -

 TOTAL DISTRIBUTIONS                                                                                  (445,900)       -

Share transactions                                                                                    66,187,482      32,616,632
Net proceeds from sales of shares

 Reinvestment of distributions                                                                        444,939         -

 Cost of shares redeemed                                                                              (24,650,889)    (4,541,434)

 Redemption fees                                                                                      89,251          29,218

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                              42,070,783      28,104,416

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                             43,231,460      30,870,596

NET ASSETS

 Beginning of period                                                                                  30,870,596      -

 End of period (including undistributed net investment income of $737,106 and $143,841, respectively) $74,102,056    $ 30,870,596

OTHER INFORMATION

Shares                                                                                                4,723,445       2,814,140
 Sold

 Issued in reinvestment of distributions                                                              33,555          -

 Redeemed                                                                                             (1,764,452)     (396,716)

 Net increase (decrease)                                                                              2,992,548       2,417,424



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                                              SIX MONTHS ENDED   NOVEMBER 1, 1995
                                                APRIL 30, 1997     (COMMENCEMENT
                                                                   OF OPERATIONS) TO
                                                                   OCTOBER 31,

SELECTED PER-SHARE DATA D                           (UNAUDITED)        1996

Net asset value, beginning of period                    $ 12.77    $ 10.00

Income from Investment Operations

 Net investment income                                   .18        .17 E

 Net realized and unrealized gain (loss)                 .88        2.57

 Total from investment operations                        1.06       2.74

Less Distributions

 From net investment income                              (.05)      -

 From net realized gain                                  (.10)      -

 Total distributions                                     (.15)      -

Redemption fees added to paid in capital                 .02        .03

Net asset value, end of period                          $ 13.70    $ 12.77

TOTAL RETURN B, C                                        8.50%      27.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 74,102   $ 30,871

Ratio of expenses to average net assets                  1.46% A    2.00% F

Ratio of net investment income to average net assets     2.63% A    1.52%

Portfolio turnover rate                                  37% A      35%

Average commission rate G                               $ .0484    $ .0523

A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS FROM VOLVO AB AND STEEN & STROEM INVEST AS, WHICH AMOUNTED TO $.06 AND $.10 PER SHARE, RESPECTIVELY. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                  PAST 6    PAST 1    PAST 5   PAST 10
APRIL 30, 1997                 MONTH     YEAR      YEARS    YEARS
                               S

PACIFIC BASIN                  -2.96%    -12.89%   44.42%   12.59%

PACIFIC BASIN                  -5.87%    -15.50%   40.09%   9.21%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital         -10.47%   -21.65%   39.83%   1.99%
 International Pacific Index

Pacific Region Funds Average   -0.29%    -7.58%    54.40%   55.00%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization weighted index of over 400 stocks traded in six Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 45 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1    PAST 5   PAST
APRIL 30, 1997                 YEAR      YEARS    10
                                                  YEARS

PACIFIC BASIN                  -12.89%   7.63%    1.19%

PACIFIC BASIN                  -15.50%   6.97%    0.89%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital         -21.65%   6.94%    0.20%
 International Pacific Index

Pacific Region Funds Average   -7.58%    8.96%    4.22%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Pacific Basin               MS Pacific Index (Net)
             00302                       MS003
  1987/04/30       9700.00                    10000.00
  1987/05/31       9730.68                    10000.00
  1987/06/30       9055.79                     9371.75
  1987/07/31       9104.87                     9150.46
  1987/08/31       9607.97                    10237.70
  1987/09/30       9479.13                     9941.40
  1987/10/31       7620.11                     8860.21
  1987/11/30       7798.04                     9211.99
  1987/12/31       8382.19                     9353.53
  1988/01/31       8382.19                     9821.44
  1988/02/29       8729.38                    10510.41
  1988/03/31       9212.97                    11329.15
  1988/04/30       9553.96                    11472.43
  1988/05/31       9212.97                    11034.60
  1988/06/30       8685.98                    10659.54
  1988/07/31       8518.58                    11143.77
  1988/08/31       8487.59                    10318.90
  1988/09/30       8611.58                    10717.32
  1988/10/31       8673.58                    11598.24
  1988/11/30       9231.57                    12555.41
  1988/12/31       9257.73                    12626.58
  1989/01/31       9432.64                    12742.68
  1989/02/28       9638.78                    12905.50
  1989/03/31       9413.90                    12495.62
  1989/04/30       9657.52                    12503.01
  1989/05/31       9282.71                    11804.38
  1989/06/30       8851.69                    11278.10
  1989/07/31       9907.39                    12741.75
  1989/08/31       9376.42                    11953.44
  1989/09/30      10151.02                    12684.01
  1989/10/31       9857.42                    12344.54
  1989/11/30      10176.00                    12932.21
  1989/12/31      10316.99                    12946.27
  1990/01/31       9965.94                    12213.76
  1990/02/28       9341.85                    11028.43
  1990/03/31       8763.27                     9042.43
  1990/04/30       8665.75                     9103.28
  1990/05/31       9504.37                    10367.79
  1990/06/30       9647.39                     9950.09
  1990/07/31       9972.44                     9874.53
  1990/08/31       8646.25                     8932.56
  1990/09/30       7235.55                     7532.11
  1990/10/31       8379.71                     9159.34
  1990/11/30       7612.60                     8143.65
  1990/12/31       7509.39                     8490.31
  1991/01/31       7654.31                     8754.91
  1991/02/28       8345.97                     9834.19
  1991/03/31       8240.57                     9298.49
  1991/04/30       8596.28                     9537.45
  1991/05/31       8536.99                     9500.53
  1991/06/30       8392.08                     8879.70
  1991/07/31       8497.47                     9179.17
  1991/08/31       7924.39                     8713.55
  1991/09/30       8418.43                     9398.99
  1991/10/31       8662.15                     9798.98
  1991/11/30       8253.75                     9168.58
  1991/12/31       8451.36                     9449.93
  1992/01/31       8233.98                     9083.79
  1992/02/29       8154.94                     8447.57
  1992/03/31       7641.14                     7644.18
  1992/04/30       7562.09                     7293.77
  1992/05/31       8168.11                     7862.64
  1992/06/30       7996.85                     7244.36
  1992/07/31       7641.14                     7143.65
  1992/08/31       7865.10                     8122.29
  1992/09/30       7812.40                     7936.19
  1992/10/31       7904.62                     7655.98
  1992/11/30       7871.69                     7800.37
  1992/12/31       7807.52                     7711.08
  1993/01/31       7887.33                     7696.73
  1993/02/28       8346.20                     8069.90
  1993/03/31       8911.48                     9044.77
  1993/04/30       9815.93                    10485.80
  1993/05/31      10294.76                    10790.86
  1993/06/30       9762.73                    10613.94
  1993/07/31      10281.46                    11241.46
  1993/08/31      10753.63                    11573.96
  1993/09/30      10780.23                    11141.09
  1993/10/31      11624.83                    11388.42
  1993/11/30      11052.90                     9781.60
  1993/12/31      12797.20                    10463.47
  1994/01/31      13144.36                    11674.67
  1994/02/28      13273.70                    11975.64
  1994/03/31      12279.87                    11314.57
  1994/04/30      12620.22                    11803.82
  1994/05/31      12994.61                    12084.62
  1994/06/30      12940.15                    12479.94
  1994/07/31      12912.92                    12212.19
  1994/08/31      13525.56                    12424.43
  1994/09/30      13348.57                    12113.46
  1994/10/31      13586.82                    12419.86
  1994/11/30      12470.47                    11726.81
  1994/12/31      12437.20                    11805.71
  1995/01/31      11284.90                    11060.15
  1995/02/28      11100.53                    10786.22
  1995/03/31      11453.90                    11614.34
  1995/04/30      11584.50                    12108.31
  1995/05/31      11515.36                    11624.00
  1995/06/30      11407.81                    11131.37
  1995/07/31      12152.97                    11933.93
  1995/08/31      12022.37                    11484.40
  1995/09/30      11884.10                    11590.78
  1995/10/31      11430.86                    11027.18
  1995/11/30      11330.99                    11569.36
  1995/12/31      11676.68                    12134.04
  1996/01/31      11853.37                    12154.62
  1996/02/29      11599.86                    12017.47
  1996/03/31      11907.14                    12386.04
  1996/04/30      12537.07                    13016.76
  1996/05/31      12183.70                    12451.90
  1996/06/30      12345.02                    12454.48
  1996/07/31      11715.09                    11882.19
  1996/08/31      11484.63                    11569.37
  1996/09/30      11822.64                    11946.94
  1996/10/31      11254.17                    11392.36
  1996/11/30      11684.37                    11701.69
  1996/12/31      11353.91                    11093.47
  1997/01/31      10651.05                    10160.02
  1997/02/28      10875.04                    10371.52
  1997/03/31      10581.54                     9991.44
  1997/04/30      10921.38                    10199.04
Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on April 30, 1987, and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $10,921 - a 9.21% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,199
- a 1.99% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
PACIFIC BASIN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Pacific
Basin Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. For the six months that ended April 30, 1997, the fund had a total return of -2.96%. For the same period, the Morgan Stanley Capital International Pacific Index returned -10.47%, while the Pacific region funds average tracked by Lipper Analytical Services posted a return of -0.29%. For the 12 months that ended April 30, 1997, the fund had a total return of -12.89%, the Morgan Stanley Capital International Pacific Index returned -21.65% and the Pacific region funds average returned -7.58%.
Q. WHY DID THE FUND BEAT THE INDEX OVER THE PAST SIX MONTHS?
A. Primarily because of stock picking. The stocks I chose for the fund performed better than those that make up the index. In addition, the index had a heavier weighting in Japan than the fund did. The Japanese market didn't perform as well as other markets in the region.
Q. AND WHY DID THE FUND TRAIL THE AVERAGE DURING THE PERIOD?
A. There were two reasons. First, while the fund had less invested in Japan than the index, it had more invested there than other funds. The fund's peers benefited more from the better performance of the non-Japanese stock markets. Second, many of the funds in the Lipper average use currency hedging to offset currency fluctuations, but Fidelity Pacific Basin Fund does not. Funds that hedged performed better because of the relative strength of the dollar over the period.
Q. JAPAN REMAINS THE FUND'S LARGEST COUNTRY WEIGHTING, 64% AT THE END OF THE PERIOD. HOW HAS THAT MARKET PERFORMED?
A. First off, let me mention the reason behind my weighting in Japan. The fund continued to have less invested in Japan than the Morgan Stanley Capital International Pacific Index. That being said, I kept Japan as the fund's largest country weighting because I found more value there. Alternatives in Asia were, in my opinion, overvalued. Looking closely at the Japanese market, we can see that it struggled. One of the main reasons was an increasing lack of confidence in the finance sector, which makes up about 18% of the Tokyo Stock Exchange Index (TOPIX). Banks have suffered from bad loans for some time, and that situation worsened during the period. In addition, the brokerage community was hit by scandals, rumors regarding bank failures increased and a life insurance company was forced to close. Furthermore, the economy grew very slowly, hurting domestically oriented and less competitive industries such as steel and chemicals. Most of all, the Japanese market was plagued by problems related to deregulation. Non-competitive industries that were either fully or partially regulated experienced share price collapses, creating a sharp dichotomy between the performance of these companies and others that were more shareholder-friendly and competitive.
Q. DID YOU FOCUS THE FUND'S JAPANESE INVESTMENTS ON THESE MORE COMPETITIVE COMPANIES?
A. Yes, I did. In fact, the market favored the Japanese stocks I chose for the fund. I targeted companies with shareholder-friendly management that are competitive in international markets or have other competitive advantages, and whose stocks were selling at attractive valuations. Moreover, many of the fund's best-performing stocks were exporters helped by the weakness of the yen. The yen's relative weakness made Japanese products less expensive outside of the country. Furthermore, the domestic Japanese investor base has become more interested in stocks of companies with shareholder-friendly management.
Q. WHAT WERE SOME OF THE JAPANESE STOCKS THAT POSTED STRONG PERFORMANCE FOR THE FUND?
A. Three exporters that benefited from yen weakness bear mentioning:
Toyota, Fuji Photo Film and Canon. Toyota is enjoying a strong new product cycle that is helping it to increase market share. Cost reduction also is a clear priority for Toyota, as it is aiming to continue to pare $1 billion per year from its costs as it has done over the past year. The company is employing its free cash flow to buy back shares and is meeting with shareholders - helping to reinforce its shareholder-friendly reputation. Another strong performer, Fuji Photo Film, was helped by improved disclosure and access to company executives. Further, the company has used its excess free cash flow for constructive endeavors such as purchasing Wal-Mart's photo distribution chain. Canon maintained its global competitiveness in such areas as copiers and printers, and benefited because more people are using personal computers and from the move away from analog to digital copiers. Its copier business has been strong both in terms of volume and profit margin.
Q. WHAT WERE SOME OF THE AREAS YOU FAVORED IN THE REST OF THE REGION?
A. The fund's country weightings haven't changed significantly from six months ago. I've tended to invest more in Australia and Hong Kong than is represented in the index. Australia was appealing because company managements there tend to be shareholder friendly, stock valuations aren't as excessive as elsewhere in the region and the country's economy appears to be growing. Hong Kong was appealing because companies tended to provide good returns on capital. Both of these markets posted relatively positive returns, although Hong Kong faltered a bit earlier in 1997 due to falling real estate prices and the effects of interest rate increases in the U.S. Hong Kong sets its currency and interest rates based on what is going on in the U.S. Higher interest rates also hurt markets in the rest of the Asia region because those countries set their rates according to levels in the U.S. Higher interest rates tend to increase borrowing costs for corporations and also can slow economic growth and, hence, company earnings.
Q. WHY DIDN'T YOU LIKE THE OTHER MARKETS IN THE ASIAN REGION?
A. I found that the valuations for stocks in other markets were too high. Nevertheless, I've started to turn my attention to some of the companies in Asia that are more shareholder-friendly, have a competitive advantage, target a niche that enables them to remain competitive on an international level, and are selling at reasonable valuations.
Q. WHAT'S YOUR OUTLOOK?
A. I'll probably continue to overweight Australia and Hong Kong because of the reasons I just cited, and underweight elsewhere in Southeast Asia because of high valuations there. As I said, I'll also seek to do in Asia what I did in Japan: look for companies with sustainable earnings growth, sales, and returns on capital, with some sort of competitive advantage that are selling at reasonable valuations. For now, though, I remain somewhat skeptical about prospects in Southeast Asia; hence, I could maintain the fund's relative weighting in Japan.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers
FUND NUMBER: 302
TRADING SYMBOL: FPBFX
START DATE: October 1, 1986
SIZE: as of April 30, 1997, more than
$284 million
MANAGER: Shigeki Makino, since 1996;
manager, Fidelity Japan Fund, since 1994;
joined Fidelity in 1990
(checkmark)
SHIGEKI MAKINO ON HONG KONG'S CHANGEOVER FROM
BRITISH TO CHINESE RULE:
"Being based in Hong Kong, I have an excellent perspective on the history that will be made this summer when Great Britain cedes control to China.
On the cusp of such a monumental change, I'd comment on two levels.
"First, economically, we've seen some changes over the past five years. At the beginning of that period, investors were able to purchase shares of Hong Kong companies at a discount to the rest of Southeast Asia because of the uncertainty surrounding the changeover. As the actual date approaches, that discount is dwindling, meaning that investors are growing more comfortable with the idea of Chinese rule in Hong Kong. Not only that, but many people are becoming more optimistic about the prospects for Hong Kong's economic future, and there is a fair amount of people and business flowing into the area. Hong Kong represents more of an opportunity to do business with mainland China, and that prospect has created a more positive backdrop. Further, fears that the financial center located in Hong Kong might move elsewhere - such as to Shanghai - have been allayed.
"On the social side, there is a bit more uncertainty.
Hong Kong is somewhat of a paradox, because while it is a fairly chaotic place, at the same time there is a strong sense of law and order that helps make it livable. Many people are suspect of the ability of the Chinese government to maintain the balance that keeps Hong Kong moving. Crime and pollution are expected to increase, and perhaps Hong
Kong will become a less attractive place to live. Any modest breakdown in order in such a fast-paced environment will probably cause major social problems.
"All in all, though, people are much less apprehensive about the change than a few years ago. There is a great deal of optimism and, by all appearances, Hong Kong's pre-eminence as a major financial center will remain intact."
PACIFIC BASIN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United States 4.1%
Singapore 3.6%
Australia 10.4%
Other 1.1%
Row: 1, Col: 1, Value: 4.1
Row: 1, Col: 2, Value: 3.6
Row: 1, Col: 3, Value: 1.1
Row: 1, Col: 4, Value: 5.5
Row: 1, Col: 5, Value: 64.2
Row: 1, Col: 6, Value: 11.1
Row: 1, Col: 7, Value: 10.4
Malaysia 5.5%
Hong Kong 11.1%
Japan 64.2%
AS OF OCTOBER 31, 1996
Other 7.3%
Australia 7.8%
Row: 1, Col: 1, Value: 7.3
Row: 1, Col: 2, Value: 4.1
Row: 1, Col: 3, Value: 72.2
Row: 1, Col: 4, Value: 8.6
Row: 1, Col: 5, Value: 7.8
Malaysia 4.1%
Hong Kong 8.6%
Japan 72.2%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   94.9          97.0

Bonds                    1.0           1.4

Short-term investments   4.1           1.6

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        IN THESE
                                                        STOCKS
                                                        6 MONTHS AGO

Toyota Motor Corp.                        5.6           2.3
(Japan, Autos, Tires, & Accessories)

Canon, Inc.                               2.7           1.5
(Japan, Computer Services & Software)

Matsushita Electric Industrial Co. Ltd.   2.4           2.4
(Japan, Consumer Electronics)

Takeda Chemical Industries Ltd.           1.9           1.2
(Japan, Drugs & Pharmaceuticals)

DDI Corp. Ord.                            1.8           2.1
(Japan, Telephone Services)

Nintendo Co. Ltd. Ord.                    1.8           0.6
(Japan, Leisure Durables & Toys)

Sony Corp.                                1.8           1.3
(Japan, Consumer Electronics)

Sumitomo Metal Industries Ltd.            1.7           1.2
(Japan, Iron & Steel)

Honda Motor Co. Ltd.                      1.7           2.1
(Japan, Autos, Tires, & Accessories)

National Australia Bank Ltd.              1.6           0.7
(Australia, Banks)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS 6
                                                 MONTHS AGO

Finance                            19.7          19.2

Durables                           13.8          12.9

Technology                         13.6          11.2

Construction & Real Estate         8.2           13.4

Industrial Machinery & Equipment   8.0           8.2

Media & Leisure                    6.8           4.8

Health                             5.5           4.6

Basic Industries                   5.1           6.0

Utilities                          4.7           4.0

Services                           2.9           2.1

PACIFIC BASIN
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.6%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 10.1%
Australia & New Zealand Banking
 Group Ltd.   281,000 $ 1,797,501
Brambles Industries Ltd.   79,647  1,443,232
Broken Hill Proprietary Co. Ltd. (The)  237,139  3,348,731
CSR Ltd.   408,000  1,510,488
Harvey Norman Holdings Ltd.   153,197  814,249
James Hardie Industries Ltd. Ord.   560,619  1,663,912
Leighton Holdings Ltd.   283,000  1,273,174
Memtec Ltd. Ord.   333  7,283
Mirvac Ltd.   227,062  457,555
National Australia Bank Ltd.   337,000  4,619,403
National Mutual Holdings Ltd.   652,900  968,900
Publishing & Broadcasting Ltd.   150,000  793,160
QNI Ltd.   758,500  1,409,975
Tabcorp Holdings Ltd.   516,000  2,553,143
Western Mining Holdings Ltd.   393,345  2,334,888
Westpac Banking Corp.   326,000  1,759,440
Woodside Petroleum Ltd.   280,161  2,231,961
  28,986,995
HONG KONG - 11.1%
Cheung Kong Holdings Ltd.   498,000  4,371,523
Dao Heng Bank Group Ltd.   150,000  712,580
HSBC Holdings PLC  81,852  2,065,060
Hang Seng Bank Ltd.   367,600  4,140,334
Hong Kong & China Gas Co. Ltd.   2,151,360  3,415,959
Hong Kong Telecommunications Ltd. (a)   288,800  494,570
Hutchison Whampoa Ltd. Ord.   612,000  4,542,697
JCG Holdings Ltd.   912,000  729,930
Johnson Electric Holdings Ltd.   200,000  542,180
Manhattan Card Co. Ltd.   1,500,000  464,726
National Mutual Asia Ltd.   412,000  425,482
New World Development Co. Ltd.   418,616  2,415,560
Sime Darby Hongkong Ltd.   242,000  260,853
Sun Hung Kai Properties Ltd.   415,000  4,500,097
Television Broadcast Ltd. Ord.   207,000  849,751
Varitronix International Ltd.   148,000  206,338
Wharf Holdings Ltd.   309,000  1,168,747
Wing Hang Bank Ltd.   182,400  666,355
  31,972,742
INDONESIA - 0.1%
Putra Surya Multidana PT (For. Reg.)  143,500  162,397
JAPAN - 64.2%
Acom Co. Ltd.   80,400  3,278,146
Ace Koeki Co. Ltd.   79,000  373,096
Aderans Co. Ltd.   21,000  472,746
Aida Engineering Ltd. Ord.   120,000  736,747
Akita Bank Ltd.   216,000  1,178,228
Amway Japan Ltd.   75,000  2,284,624
Asahi Breweries Ltd.   250,000  2,754,929
Bank of Tokyo-Mitsubishi Ltd.   275,000  4,350,821
Banyu Pharmaceutical Co. Ltd.   100,000  1,534,889
Benesse Corp.   20,400  908,843
Canon, Inc.   330,000  7,818,490
Citizen Watch Co. Ltd. Ord.   130,000  934,236
DDI Corp. Ord.   800  5,308,355
Daiichi Pharmaceutical Co. Ltd.   50,000  802,865
Daiwa House Industry Co. Ltd.   160,000  1,788,343
Daiwa Securities Co. Ltd.   530,000  3,525,129
Daitec Co. Ltd.   20,100  648,668
Denso Corp.   70,000  1,592,349
Fuji Bank Ltd.   230,000  2,588,847
Fuji Photo Film Co. Ltd.   120,000  4,581,054

 SHARES VALUE (NOTE 1)
Fujitsu Ltd.   240,000 $ 2,493,605
Fuji Machine Manufacturing Co.
 Ltd. Ord.   70,000  1,972,529
Heiwa Corp.   80,000  1,057,893
Hirose Electric Co. Ltd.   30,000  1,638,789
Hitachi Ltd.   425,000  3,847,062
Hitachi Maxell Ltd.   105,000  2,206,698
Honda Motor Co. Ltd.   160,000  4,962,022
Hoya Corp.   50,000  2,290,527
Ibiden Co. Ltd.   100,000  1,314,495
Izumiya Co. Ltd.   140,000  1,961,510
Kobe Steel Ltd. Ord. (a)  1,000,000  1,818,253
Komatsu Ltd. Ord.   600,000  4,382,699
Konica Corp.   102,000  590,106
Matsushita Electric Industrial Co. Ltd.   440,000  7,030,580
Matsushita Communication
 Industrial Co. Ltd.   40,000  1,032,705
Meitec Corp.   100,000  1,999,292
Minebea Co. Ltd.   90,000  750,915
Minolta Camera Co. Ltd.   300,000  1,870,204
Mirai Industry Co. Ltd.   63,250  1,254,595
Mitsumi Electric Co. Ltd.   100,000  2,101,618
Mitsui Wood Systems, Inc.   36,000  240,860
NEC Corp.   240,000  2,928,096
Namco Ltd.   60,000  1,756,858
Nintendo Co. Ltd. Ord.   72,000  5,259,239
Nippon Telegraph & Telephone
 Corp. Ord.   250  1,761,187
Nomura Securities Co. Ltd.   245,000  2,738,400
Nichicon Corp.   70,000  765,870
Nichiei Co. Ltd.   27,000  2,167,736
OKI Electric Industry Co. Ltd.   100,000  490,377
Okumura Gumi  120,000  642,292
Omron Corp.   240,000  4,533,827
Orix Corp.   75,200  3,794,183
Riso Kagaku Corp.   27,000  1,593,923
Rohm Co. Ltd.   40,000  3,098,115
Sakura Bank Ltd.   750,000  3,961,195
Sakai Chemical Industry Co. Ltd.   170,000  611,516
Sankyo Co. Ltd.   70,000  1,873,352
Sankyo Co. Ltd. (Gunma)  55,000  1,268,448
Shimano, Inc.   150,000  2,526,664
Shin-Etsu Chemical Co. Ltd.   50,000  1,007,517
Shinko Electric Industries Co. Ltd.   25,000  855,996
Shohkoh Fund & Co. Ltd.   6,000  1,407,375
Sony Corp.   70,500  5,127,475
Sony Music Entertainment Japan, Inc.   22,500  772,167
Sumitomo Electric Industries Ltd.   50,000  676,926
Sumitomo Metal Industries Ltd.   2,000,000  4,974,615
Sumitomo Sitix Corp.   80,000  1,504,979
Takeda Chemical Industries Ltd   240,000  5,535,047
Terumo Corp.   240,000  3,645,952
Tsudakoma Corp.   100,000  366,799
Toshiba Ceramics Co. Ltd.   10,000  72,966
Toyota Motor Corp.   550,000  15,931,363
Uni Charm Corp. Ord.   80,000  2,449,526
Uny Co. Ltd.   140,000  2,457,397
Wako Electric Co. Ltd.   75,000  826,479
Yoshinoya D&C Co. Ltd. Ord.   45  435,672
  184,097,891
KOREA (SOUTH) - 0.0%
Sam Yang Co. Ltd. (warrants) (a)  300  -
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MALAYSIA - 5.5%
Affin Holdings BHD  250,000 $ 602,470
Amway Holding BHD (a)  150,000  961,960
Berjaya Sports Toto BHD  365,000  1,744,672
Carlsberg Brewery BHD  80,000  697,869
EON (Edaran Otomobil Nasional) BHD  50,000  472,018
Magnum Corp. BHD  504,500  799,805
Malayan Banking BHD   190,000  1,892,053
Oriental Holdings BHD  64,200  485,879
Petronas Dagangan BHD  209,000  466,202
Public Bank BHD (For. Reg.)  548,000  908,058
Resorts World BHD   277,000  1,020,613
Rothmans of Pall Mall Malaysia BHD 184,000 1,700,378 Tanjong PLC (MLAY Reg.) 68,000 246,485
Tenega Nasional BHD  422,000  1,949,890
United Engineers BHD  100,000  709,022
YTL Corp. BHD (rights) (a)  16,600  -
YTL Corp. BHD   166,000  674,447
YTL Power International BHD (c)  273,600  435,929
  15,767,750
PAKISTAN - 0.0%
Bank of Punjab (a)  14,800  9,259
PHILIPPINES - 0.0%
Oriental Petroleum & Mineral Corp.
 Class B (a)  7,771,657  2,800
SINGAPORE - 3.6%
City Developments Ltd.   180,000  1,455,224
Datacraft Asia Ltd.   514,000  1,130,800
DBS Land Ltd.   189,000  611,194
Development Bank of Singapore Ltd.
 (For. Reg.)  102,000  1,212,272
Hong Leong Finance Ltd. (For. Reg.) 228,000 705,804 Overseas Union Bank Ltd. (For . Reg.) 85,000 557,974
Overseas Chinese Banking Corp.   113,000  1,319,583
Parkway Holdings Ltd.   179,000  729,754
Singapore International Airlines Ltd.   120,000  1,061,360
United Overseas Bank Ltd. (For. Reg.)  161,000  1,512,991
  10,296,956
TOTAL COMMON STOCKS
 (Cost $263,011,835)   271,296,790
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
AUSTRALIA - 0.3%
Sydney Harbour Casino Holdings Ltd. (a)
 (Cost $979,067)  579,700  977,993
CONVERTIBLE BONDS - 1.0%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT
BERMUDA - 1.0%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $3,226,075) Aa2 $ 2,860,000  2,902,900
CASH EQUIVALENTS - 4.1%
 SHARES

Taxable Central Cash Fund (b)
 (Cost $11,813,810)   11,813,810 $ 11,813,810
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $279,030,787)  $ 286,991,493
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) A portion of the security purchased on a delayed delivery basis (see
Note 2 of Notes to Financial Statements).
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $55,460,875 and $322,809,236, respectively.
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $10,161,000 and $3,611,520, respectively. The weighted average interest rate was 5.6% (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $279,166,638. Net unrealized appreciation aggregated $7,824,855, of which $37,682,017 related to appreciated investment securities and $29,857,162 related to depreciated investment securities.
At October 31, 1996, the fund had a capital loss carryforward of approximately $27,666,000 of which $10,407,000 and $17,259,000 will expire on October 31, 2003 and 2004, respectively.
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Basic Industries    5.1%
Cash Equivalents   4.1
Construction & Real Estate    8.2
Durables    13.8
Energy    0.8
Finance    19.7
Health    5.5
Industrial Machinery & Equipment    8.0
Media & Leisure   6.8
Nondurables   2.6
Precious Metals   0.8
Retail & Wholesale   2.5
Services    2.9
Technology    13.6
Transportation   0.9
Utilities   4.7
     100.0%
PACIFIC BASIN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                        $ 286,991,493
value (cost $279,030,787) -
See accompanying schedule

Receivable for investments sold                                                                                      222,974

Receivable for fund shares sold                                                                                      314,516

Dividends receivable                                                                                                 878,430

Interest receivable                                                                                                  75,704

Redemption fees receivable                                                                                           68

 TOTAL ASSETS                                                                                                        288,483,185

LIABILITIES

Payable for investments purchased                                                                     $ 2,551,409
Regular delivery

 Delayed delivery                                                                                      411,243

Payable for fund shares redeemed                                                                       755,109

Accrued management fee                                                                                 174,963

Other payables and                                                                                     218,021
accrued expenses

 TOTAL LIABILITIES                                                                                                   4,110,745

NET ASSETS                                                                                                          $ 284,372,440

Net Assets consist of:

Paid in capital                                                                                                     $ 338,994,761

Distributions in excess of net investment income                                                                     (2,287,233
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (60,280,503
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            7,945,415
and assets and liabilities in
foreign currencies

NET ASSETS, for 20,115,706 shares outstanding                                                                       $ 284,372,440

NET ASSET VALUE and redemption price per share ($284,372,440 (divided by) 20,115,706 shares)                         $14.14

Maximum offering price per share (100/97.00 of $14.14)                                                               $14.58


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                 $ 2,168,167
Dividends

Interest                                                                           240,292

                                                                                   2,408,459

Less foreign taxes withheld                                                        (181,936
                                                                                  )

 TOTAL INCOME                                                                      2,226,523

EXPENSES

Management fee                                                     $ 1,456,958
Basic fee

 Performance adjustment                                             (277,888
                                                                   )

Transfer agent fees                                                 766,758

Accounting fees and expenses                                        144,854

Non-interested trustees' compensation                               1,456

Custodian fees and expenses                                         150,472

Registration fees                                                   71,733

Audit                                                               25,761

Legal                                                               4,238

Interest                                                            13,507

Miscellaneous                                                       14,824

 Total expenses before reductions                                   2,372,673

 Expense reductions                                                 (18,965        2,353,708
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (127,185
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (31,735,311
                                                                   )

 Foreign currency transactions                                      (76,134        (31,811,445
                                                                   )              )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              19,867,897

 Assets and liabilities in                                          33,261         19,901,158
 foreign currencies

NET GAIN (LOSS)                                                                    (11,910,287
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (12,037,472
                                                                                  )

OTHER INFORMATION                                                                 $ 210,778
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 15,796
 by FDC

 Expense reductions                                                               $ 18,187
 Directed brokerage arrangements

  Transfer agent interest credits                                                  778

                                                                                  $ 18,965


STATEMENT OF CHANGES IN NET ASSETS


INCREASE (DECREASE) IN NET ASSETS                                                                     SIX MONTHS   YEAR ENDED
                                                                                                           ENDED   OCTOBER 31,
                                                                                                  APRIL 30, 1997   1996
                                                                                                     (UNAUDITED)

Operations                                                                                          $ (127,185      $ 1,804,391
Net investment income (loss)                                                                       )

 Net realized gain (loss)                                                                            (31,811,445     (16,260,540
                                                                                                    )               )

 Change in net unrealized appreciation (depreciation)                                                19,901,158      (1,144,219
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    (12,037,472     (15,600,368
                                                                                                    )               )

Distributions to shareholders                                                                       (363,575        -
From net investment income                                                                          )

 In excess of net investment income                                                                 (2,160,048      -
                                                                                                    )

 TOTAL DISTRIBUTIONS                                                                                (2,523,623      -
                                                                                                    )

Share transactions                                                                                   43,259,853      529,218,224
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       2,485,249       -

 Cost of shares redeemed                                                                             (319,059,089    (259,448,198
                                                                                                    )               )

 Redemption fees                                                                                     97,633          345,316

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             (273,216,354    270,115,342
                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            (287,777,449    254,514,974
                                                                                                    )

NET ASSETS

 Beginning of period                                                                                 572,149,889     317,634,915

 End of period (including under (over) distribution of net investment income of $(2,287,233) and
$363,575,                                                                                            $ 284,372,440   $ 572,149,889

respectively)

OTHER INFORMATION
Shares

 Sold                                                                                                2,996,816       34,672,919

 Issued in reinvestment of distributions                                                             168,722         -

 Redeemed                                                                                            (22,111,493     (16,960,967
                                                                                                    )               )

 Net increase (decrease)                                                                            (18,945,955     17,711,952
                                                                                                    )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                        SIX MONTHS       YEARS ENDED OCTOBER 31,
                                                             ENDED
                                                    APRIL 30, 1997

SELECTED PER-SHARE DATA                                (UNAUDITED)      1996        1995        1994 E      1993        1992 I

Net asset value, beginning of period                       $ 14.65      $ 14.88     $ 19.96     $ 17.48     $ 12.00     $ 13.15

Income from Investment Operations

 Net investment income (loss)                               - D          .05 D       .07 D       .10         .20         .08 D

 Net realized and unrealized gain (loss)                   (.43)        (.29)       (3.12)      2.78        5.39        (1.23)

 Total from investment operations                          (.43)        (.24)       (3.05)      2.88        5.59        (1.15)

Less Distributions

 From net investment income                                 (.01)        -           -           (.01)       (.11)       -

 In excess of net investment income                         (.07)        -           (.02)       (.11)       -           -

 From net realized gain                                     -            -           (2.02)      (.28)       -           -

 Total distributions                                       (.08)        -           (2.04)      (.40)       (.11)       -

Redemption fees added to paid in capital                    -            .01         .01         -           -           -

Net asset value, end of period                             $ 14.14      $ 14.65     $ 14.88     $ 19.96     $ 17.48     $ 12.00

TOTAL RETURN B, C                                          (2.96)%      (1.55)%     (15.87)%    16.88%      47.06%      (8.75)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                    $ 284,372    $ 572,150   $ 317,635   $ 553,532   $ 493,533   $ 116,277

Ratio of expenses to average net assets                    1.25% A      1.26%       1.32%       1.54%       1.59%       1.84%
                                                                                   F

Ratio of expenses to average net assets after expense       1.24% A,     1.24%       1.32%       1.54%       1.59%       1.84%
reductions                                                 G            G

Ratio of net investment income (loss) to average net assets (.07)% A     .30%        .44%        .04%        .15%        .65%

Portfolio turnover rate                                     29% A        85%         65%         88%         77%         105%

Average commission rate H                                  $ .0238      $ .0151


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE
NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER. I AS OF NOVEMBER 1, 1991 THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING.
SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 6   PAST 1    LIFE OF
APRIL 30, 1997                   MONTHS   YEAR      FUND

SOUTHEAST ASIA                   -1.73%   -8.46%    47.44%

SOUTHEAST ASIA                   -4.68%   -11.20%   43.02%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital           -1.45%   -7.52%    64.62%
 International Combined Far
 East ex-Japan Free Index

Pacific ex-Japan Funds Average   2.35%    -3.38%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 19, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Combined Far East ex-Japan Free Index
- a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index is weighted by each country's market capitalization (or the total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1    LIFE OF
APRIL 30, 1997                   YEAR      FUND

SOUTHEAST ASIA                   -8.46%    10.10%

SOUTHEAST ASIA                   -11.20%   9.27%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital           -7.52%    13.15%
 International Combined Far
 East ex-Japan Free Index

Pacific ex-Japan Funds Average   -3.38%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Southeast Asia              MS FarEast x-JPN Fr Gross
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10378.31
  1993/05/31      10078.30                    10975.91
  1993/06/30       9835.80                    10687.54
  1993/07/31       9826.10                    10760.98
  1993/08/31      10543.90                    11661.43
  1993/09/30      10873.70                    12024.42
  1993/10/31      12842.80                    14239.20
  1993/11/30      13240.50                    14143.38
  1993/12/31      15992.99                    17581.63
  1994/01/31      14696.78                    16380.67
  1994/02/28      14004.83                    15439.89
  1994/03/31      12221.33                    13760.40
  1994/04/30      12533.20                    14408.66
  1994/05/31      13069.22                    15023.00
  1994/06/30      12299.30                    14355.17
  1994/07/31      12952.27                    15156.89
  1994/08/31      14141.27                    16391.33
  1994/09/30      14131.52                    16127.43
  1994/10/31      14238.73                    16440.91
  1994/11/30      12845.07                    14875.07
  1994/12/31      12513.71                    14507.62
  1995/01/31      11198.01                    12951.63
  1995/02/28      12162.86                    14260.59
  1995/03/31      12318.79                    14329.01
  1995/04/30      12309.04                    14193.40
  1995/05/31      13712.45                    15922.73
  1995/06/30      13702.71                    15683.30
  1995/07/31      14053.56                    15930.93
  1995/08/31      13507.79                    15172.95
  1995/09/30      13683.21                    15436.24
  1995/10/31      13527.28                    15201.74
  1995/11/30      13293.38                    15042.07
  1995/12/31      14038.25                    15790.56
  1996/01/31      15771.98                    17237.77
  1996/02/29      15425.24                    17178.58
  1996/03/31      15296.45                    17316.85
  1996/04/30      15623.38                    17801.45
  1996/05/31      15682.82                    17628.21
  1996/06/30      15237.00                    17273.01
  1996/07/31      14038.25                    16028.58
  1996/08/31      14672.30                    16607.31
  1996/09/30      15147.84                    17026.73
  1996/10/31      14553.42                    16705.08
  1996/11/30      15603.56                    17661.52
  1996/12/31      15464.51                    17549.06
  1997/01/31      15454.22                    17804.08
  1997/02/28      15690.87                    17870.27
  1997/03/31      14620.81                    16893.55
  1997/04/30      14301.84                    16462.41
Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $14,302 - a 43.02% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Combined Far East ex-Japan Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,462 - a 64.62% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Allan Liu, Portfolio Manager of Fidelity Southeast Asia
Fund
Q. HOW DID THE FUND PERFORM, ALLAN?
A. For the six months that ended April 30, 1997, the fund had a total return of -1.73%. To compare, the Pacific ex-Japan funds average tracked by Lipper Analytical Services returned 2.35%, and the Morgan Stanley Capital International Combined Far East ex-Japan Free Index returned -1.45% during the same six-month period. For the 12 months that ended April 30, 1997, the fund returned -8.46%, while the Lipper average returned -3.38% and the Morgan Stanley index returned -7.52%.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
A. It was not particularly favorable. The recovery in export growth that many were expecting the region to experience hasn't materialized yet. To some extent, this was due to the weakness of the Japanese yen, which made Japanese goods cheaper and reduced the competitiveness of the goods produced by many Southeast Asian countries. Export growth in Southeast Asia also suffered from rising competition from other developing countries in Eastern Europe and Latin America. In addition, hikes in interest rates in the United States negatively affected stock markets across the region. However, it's important to add that fears of a protracted period of interest rate hikes by the U.S. have subsided somewhat more recently, aiding these markets.
Q. WHY DO INTEREST RATE INCREASES IN THE U.S. AFFECT MARKETS IN SOUTHEAST
ASIA?
A. The U.S. is the major trading partner of many Asian countries. As such, most of the central banks in the region try to link their currencies with the U.S. dollar. When interest rates change in the U.S., rates in Southeast Asia tend to move in concert with them. Interest rate increases make it harder for companies because their borrowing costs go up. Higher rates also tend to slow economic growth, which in turn negatively affects corporate earnings and has a cooling effect on equity markets. When this kind of scenario takes place in Southeast Asia, foreign investors tend to pull money out of the region to invest in alternatives elsewhere, and local investors tend to hold cash instead. This reduced investor interest dampens the performance of the region's stock markets.
Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE AVERAGE OVER THE PAST SIX MONTHS?
A. There were a few reasons. First, the fund saw a fair amount of redemption activity at a time when the markets were falling. As a result, I had to sell stocks at a bad time. Second, compared to the index the fund was overweighted in Thailand at the beginning of the period. That market was one of the poorer performers over the past six months. Finally, the fund was underweighted in Taiwan, one of the better performing markets over the period. I chose to underweight Taiwan because I had difficulty finding stocks that were attractive based on their business prospects and found the market to be comparatively expensive.
Q. LET'S TALK ABOUT THAILAND FOR A MOMENT. WHAT WAS THE NATURE OF THAT COUNTRY'S PROBLEMS?
A. The Thai economy suffered from slow economic, export and profit growth. In addition, the country's central bank kept interest rates high to protect its currency and maintain inflows of foreign capital. As I said, high interest rates are a negative influence because they tend to damage corporate profitability. Going forward, the country may have to devalue its currency to alleviate some of this pressure, as the Thai baht currently is pegged to a basket of foreign currencies with a heavy bias toward the U.S. dollar. For the moment, Thailand is caught in a dilemma. If interest rates are kept high, it will be hard to pull the country's economy out of recession. On the other hand, devaluing the currency would have negative effects as well.
Q. DO YOU BASE YOUR INVESTMENT DECISIONS ON YOUR OUTLOOKS FOR PARTICULAR COUNTRIES?
A. No. The fund's country allocations are a result of how the fund looks after I pick individual stocks based on the attractiveness of individual companies. My strategy has been to focus on those companies that can sustain consistent earnings growth, with strong cash flow and steady management.
Q. WHAT WERE SOME OF THE STOCKS THAT PERFORMED WELL FOR THE FUND?
A. Malaysian lottery companies such as Berjaya Sports Toto provided solid performance for the fund. They had very strong cash flow and unit growth, sparked by that country's buoyant economy. Malaysia hasn't experienced the same kind of economic slowdown that many of the countries in the region have encountered. Gross domestic product of the country is growing at over 7% per year and consumer spending is very strong. While the Hong Kong stock market has gone up and down like a roller coaster over the past year, it still posted about a 14% gain over that time. The market has come off its peak over the past three or four months due to concerns over U.S. interest rates and because of drops in residential property prices from very high levels. Still, the fund benefited from investments in such property companies as Cheung Kong Holdings and Sun Hung Kai Properties. While the fund still holds investments in these companies, I've reduced its weighting there because property prices have retreated from earlier peaks.
Q. WHAT'S YOUR OUTLOOK?
A. I'm very cautious because of the potential for rising interest rates and the slow recovery in export growth in many of the markets in Southeast Asia. I'm also concerned that as Asian economies and earnings growth slow, foreign money will be pulled out to invest in other emerging markets that offer better growth. Valuations may drop further even though they are reaching quite attractive levels by historical standards. In addition, the problems that Thailand is facing mean that a higher risk premium probably will be applied to equities throughout the rest of Asia.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers; the fund does not anticipate investing in Japan
FUND NUMBER: 351
TRADING SYMBOL: FSEAX
START DATE: April 19, 1993
SIZE: as of April 30, 1997, more than
$539 million
MANAGER: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined
Fidelity in 1987
(checkmark)
ALLAN LIU ON THE UPCOMING CHINESE TAKEOVER
OF HONG KONG:
"If we look to the economy first, I don't believe we'll see any drastic changes in policy as control of Hong
Kong shifts from the British to the Chinese. Presently, residents of Hong Kong enjoy full economic freedom. I believe that will continue. Even in China at the moment, most people are able to participate in a more open business climate and seek to maximize profits. I think the main difference going forward will be a higher degree of participation by the Chinese government in companies located in Hong Kong. I see the government having a more important role, much like the British government did about 20 years ago.
At the same time, I think that life for most companies will be business as usual. As it stands, for example, nearly all major property development companies are owned by local Chinese.
"As far as the political life is concerned, I think that is more uncertain. I believe there will be a lower degree of political freedom under Chinese rule, as the new government probably will adopt a more conservative approach. It's important to remember, however, that political freedom in Hong Kong is a relatively new concept, only coming about over the past five to 10 years. Before that, Britain did not allow democratic institutions to flourish.
"Socially, it's also difficult to say what will happen.
Hong Kong may lose some of its international flavor as the Chinese influence becomes stronger.
"All in all, in the short term, the changeover should be a net positive in terms of more funds flowing into Hong
Kong from China. For investors to remain comfortable over the long term, a lot depends on whether the Chinese government can maintain a level of confidence and law and order. The key to Hong
Kong maintaining its role as a leading financial center will be how Hong Kong can succeed at playing the important role of developing a strong bridge between China and the outside world. And for that, only time will tell."
SOUTHEAST ASIA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United States 3.5%
Taiwan (Free
China) 6.9%
Row: 1, Col: 1, Value: 3.5
Row: 1, Col: 2, Value: 6.9
Row: 1, Col: 3, Value: 14.8
Row: 1, Col: 4, Value: 3.3
Row: 1, Col: 5, Value: 5.2
Row: 1, Col: 6, Value: 20.4
Row: 1, Col: 7, Value: 3.6
Row: 1, Col: 8, Value: 8.4
Row: 1, Col: 9, Value: 33.9
Singapore 14.8%
Hong Kong 33.9%
Philippines 3.3%
Other 5.2%
Indonesia 8.4%
Malaysia 20.4%
Korea (South)
3.6%
AS OF OCTOBER 31, 1996
United States 4.8%
Row: 1, Col: 1, Value: 4.8
Row: 1, Col: 2, Value: 11.6
Row: 1, Col: 3, Value: 9.1
Row: 1, Col: 4, Value: 3.8
Row: 1, Col: 5, Value: 4.4
Row: 1, Col: 6, Value: 22.3
Row: 1, Col: 7, Value: 4.9
Row: 1, Col: 8, Value: 39.1
Thailand 11.6%
Singapore 9.1%
Hong Kong 39.1%
Philippines
3.8%
Other 4.4%
Indonesia
4.9%
Malaysia 22.3%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   96.5          95.2

Short-term investments   3.5           4.8

TOP TEN STOCKS
                                      % OF FUND'S   % OF FUND'S
                                      INVESTMENTS   INVESTMENTS
                                                    IN THESE
                                                    STOCKS
                                                    6 MONTHS AGO

Hutchison Whampoa Ltd. Ord.           4.7           6.0
(Hong Kong, Electrical Equipment)

Berjaya Sports Toto BHD               4.2           2.7
(Malaysia, Entertainment)

Sun Hung Kai Properties Ltd.          3.9           7.9
(Hong Kong, Real Estate)

Hang Seng Bank Ltd.                   3.8           5.1
(Hong Kong, Banks)

Cheung Kong Holdings Ltd.             3.0           4.2
(Hong Kong, Real Estate)

Magnum Corp. BHD                      2.5           1.9
(Malaysia, Lodging & Gaming)

HSBC Holding PLC                      2.2           1.3
(Hong Kong, Banks)

Overseas Chinese Banking Corp.        2.0           2.1
(Singapore, Banks)

Development Bank of Singapore Ltd.    2.0           1.0
 (For. Reg.)
(Singapore, Banks)

PWE Industries BHD                    2.0           1.5
(Malaysia, Electronic Instruments)

TOP TEN MARKET SECTORS
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 IN THESE
                                                 MARKET
                                                 SECTORS
                                                 6 MONTHS AGO

Finance                            22.2          25.4

Construction & Real Estate         18.2          26.5

Media & Leisure                    9.8           7.2

Utilities                          6.4           11.3

Basic Indusries                    5.9           0.8

Industrial Machinery & Equipment   5.7           8.2

Technology                         5.4           1.7

Holding Companies                  4.8           1.7

Nondurables                        4.5           1.7

Durables                           4.3           3.3

SOUTHEAST ASIA
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.5%
 SHARES VALUE (NOTE 1)
BERMUDA - 1.2%
Cosco Pacific Ltd.   3,828,000 $ 5,361,618
GZI Transport Ltd.   1,050,000  630,285
GZI Transport Ltd. (warrants) (a)  210,000  33,615
  6,025,518
CHINA (PEOPLES REPUBLIC) - 0.7%
Guangshen Railway Co. Class H  1,786,000  853,056
Guangdong Kelon Electric Holding
 Class H  2,466,000  2,387,530
Qingling Motors Co. Ltd. Class H  500,000  274,317
  3,514,903
GRAND CAYMAN (U.K. OVERSEAS TERRITORY) - 0.8%
China Resources Beijing Land Ltd.   6,452,000  4,247,750
HONG KONG - 33.9%
Cheung Kong Holdings Ltd.   1,783,000  15,651,456
Cheung Kong Infrastructure Holdings Ltd.   949,000  2,689,027
China Aerospace International Holdings
 Ltd. (a)  1,225,000  502,082
China Merchants Hai Hong Holdings
 Co. Ltd.   598,000  640,728
China Overseas Land & Investment Ltd.   6,704,000  3,786,226
China Resources Enterprise Ltd.   3,144,000  8,685,419
China Everbright-IHD Pacific Ltd.   1,868,000  1,868,844
China Travel International Investment
 Hong Kong Ltd.   6,354,000  3,342,484
Continental Mariner Investment Co. Ltd. (a)  7,812,000  4,638,895
Guangdong Investments Co. Ltd. Ord.   4,578,000  4,284,580
Guangzhou Investment Co. Ltd.   9,156,000  4,343,678
Guangnan Holdings  3,432,000  4,939,882
Guangnan Holdings Ltd. (warrants) (a)  465,714  258,513
HSBC Holdings PLC  452,544  11,417,318
Hang Seng Bank Ltd.   1,776,000  20,003,356
Harbour Ring International Holdings Ltd.
 (warrants) (a)  333  -
Hong Kong & China Gas Co. Ltd.   1,245,600  1,977,781
Hong Kong Telecommunications Ltd.   988,000  1,691,950
Hutchison Whampoa Ltd. Ord.   3,358,000  24,925,450
Kumagai Gumi  3,508,000  3,803,937
Ng Fung Hong Ltd.   5,346,000  7,177,228
New World Development Co. Ltd.   1,127,100  6,503,759
New World Infrastructure Ltd. (a) (c)  197,000  553,121
Shanghai Industrial Holdings Ltd. Class H  1,651,000  9,292,403
Silver Grant International Industries Ltd.   2,776,000  1,496,134
Soundwill Holdings Ltd.   9,496,000  2,819,441
South China Morning Post Holdings  3,552,000  3,049,222
Sun Hung Kai Properties Ltd.   1,874,000  20,320,919
Swire Pacific Ltd. Class A  368,000  2,838,443
Television Broadcast Ltd. Ord.   574,000  2,356,316
Wheelock & Co. Ltd. (a)  1,068,000  2,219,686
  178,078,278
INDONESIA - 8.4%
Astra International PT (For. Reg.)  814,500  2,983,151
Bank International Indonesia PT
 (For. Reg.)  6,966,779  5,017,232
Bimantara Citra (For. Reg.)  2,887,000  3,920,621
Citra Marga Nusadhala Persada PT
 (For. Reg.)  3,655,500  3,196,685
Gudang Garam PT Perusahaan (For. Reg.) 1,545,000 6,485,191 Heromini Supermarket PT (For. Reg.) (a) 752,000 649,877
Kalbe Farma (For. Reg.)  638,500  630,619
Lippo Securities PT (For. Reg.)  3,823,000  2,202,553

 SHARES VALUE (NOTE 1)
Multipolar PT (For. Reg.)  1,135,000 $ 653,910
PT Bank International Indonesia
 (warrants) (For. Reg.) (a)  863,002  275,237
PT Bank Negara Indonesia (For. Reg.)  40,000  22,222
PT Lippo Land Development (For. Reg.) 1,167,000 1,308,674 PT Telkom (For. Reg.) 3,848,500 5,582,706
Putra Surya Multidana PT (For. Reg.) 5,067,500 5,734,830 Telekomunikasiindo (Persero) PT, Series B
 sponsored ADR  173,800  4,953,300
Wicaksana Overseas International
 (For. Reg.)  595,500  686,173
  44,302,981
KOREA (SOUTH) - 3.6%
Dae Duck Electronics Co. Ltd.   46,000  2,604,260
Hyundai Engineering & Construction
 Co. Ltd. (a)  8  161
Hyundai Securities Co. Ltd.   92,000  1,082,959
Hyundai Motor Co. Ltd.:
 sponsored GDR  92,600  787,100
 sponsored GDR (c)  34,000  289,000
Korea Electric Power Corp.   176,710  5,269,602
LG Chemical Ltd.   191,900  2,215,885
Lg Cable & Machinery Ltd.   80,940  1,143,323
S1 Corp.   15,100  4,141,496
SK Telecom Ltd.   566  434,018
Samsung Co. Ltd. sponsored GDR (a)  21  53
Seoul City Gas Co. Ltd.   20,000  1,053,811
  19,021,668
MALAYSIA - 20.4%
Amway Holding BHD (a)  382,000  2,449,791
Berjaya Group BHD  2,705,000  3,189,325
Berjaya Sports Toto BHD  4,597,833  21,977,294
Carlsberg Brewery BHD  267,000  2,329,138
Ekran BHD Ord.   1,716,000  3,759,410
Ekovest BHD  275,000  1,347,341
EON (Edaran Otomobil Nasional) BHD  974,000  9,194,901
Kwong Yik Bank BHD  685,000  2,401,115
Lingui Development BHD  525,000  907,588
Magnum Corp. BHD  8,308,000  13,171,018
Malakoff BHD  312,000  1,242,780
Malayan Banking BHD   1,002,000  9,978,092
Malaysian National Reinsurance BHD  505,000  1,327,624
PWE Industries BHD  652,400  10,264,808
Perusahaan Otomobil Nasional BHD  527,000  3,148,775
Rothmans of Pall Mall Malaysia BHD  165,000  1,524,796
SP Setia BHD  111,000  380,243
Tanjong PLC (MLAY Reg.)  389,000  1,410,038
Tenega Nasional BHD  1,528,000  7,060,267
United Engineers BHD  700,000  4,963,155
YTL Corp. BHD (rights) (a)  176,050  -
YTL Corp. BHD   1,130,500  4,593,150
YTL Power International BHD  176,050  280,502
  106,901,151
PHILIPPINES - 3.3%
Alaska Milk Corp. (a)  7,490,000  676,003
Ayala Land, Inc. Class B  1,313,250  946,217
Belle Resources Corp. (a)  2,999,000  716,485
Benpress Holdings Corp. GDR (a) (c)  79,200  578,160
La Tondena Distillers, Inc.   278,200  638,267
Manila Electric Co. Class B  404,501  2,515,668
Metropolitan Bank & Trust Co.   102,077  2,090,314
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PHILIPPINES - CONTINUED
Petron Corp.   6,542,131 $ 2,406,472
Philippine Commercial International Bank  10,500  129,408
San Miguel Corp. Class B  1,025,000  2,954,115
Security Bank Corp. (a)  406,000  723,625
SM Prime Holdings, Inc. (a)  11,296,040  2,955,733
  17,330,467
SINGAPORE - 14.8%
Cerebos Pacific Ltd.   146,000  897,872
City Developments Ltd.   152,000  1,228,856
Cycle & Carriage Ltd.   249,000  2,546,435
Datacraft Asia Ltd.   314,000  690,800
DBS Land Ltd.   613,000  1,982,338
Delifrance Asia Ltd. (a)  35,000  36,277
Development Bank of Singapore Ltd.
 (For. Reg.)  867,000  10,304,312
First Capital Corp. Ltd.   931,000  2,328,787
Flextech Holdings Ltd.   847,000  749,143
FHTK Holdings Ltd. (a)  5,233,000  2,422,685
Keppel Telecom & Transport  648,000  523,881
Keppel Telecom & Transport (rights) (a)  324,000  38,060
Marco Polo Developments Ltd.   769,000  1,519,721
Natsteel Ltd.   2,556,000  6,923,383
Omni Industries Ltd. (a)  1,257,000  603,659
Overseas Union Bank Ltd. (For. Reg.)  1,029,000  6,754,768
Overseas Chinese Banking Corp.   887,200  10,360,475
Parkway Holdings Ltd.   1,530,000  6,237,562
Rothmans Industries Ltd.   166,000  785,724
Sembawang Shipyard Ltd.   319,000  1,377,660
Singapore International Airlines Ltd.   134,000  1,185,185
Singapore Press Holdings Ltd. (For. Reg.) 289,800 5,366,667 Singapore Technologies Automotive Ltd.
 SAE (For. Reg.)  341,000  881,247
Singapore Aerospace (For. Reg.)  636,000  1,010,779
Super Coffeemix Manufacturing Ltd.   337,000  295,737
United Overseas Bank Ltd.:
 (For. Reg.)  1,027,000  9,651,189
 (warrants) (a)  127,000  437,023
Venture Manufacturing Singapore Ltd.  229,000  648,770
  77,788,995
TAIWAN (FREE CHINA) - 6.9%
Acer, Inc. (a)  311,000  792,679
Asustek Computer, Inc. (a)  84,000  2,475,054
Asia Cement Corp.   273,000  498,427
Bank Sinopac (a)  446,000  443,420
Compal Electronics, Inc.   320,000  1,261,027
Cathay Life Insurance Co. Ltd.   392,000  2,338,395
Cathay Construction Co. Ltd.   297,000  520,770
Chief Construction Corp.   283,000  665,040
China Development Corp.   951,000  3,953,905
China Trust Co. Ltd.   1,571,000  2,953,435
First Bank  355,000  1,520,879
Formosa Chemical & Fibre  1,082,000  1,564,714
Formosa Plastic  1,027,000  2,561,931
Kindom Construction Co. Ltd. (a)  695,000  2,010,123
Nan Ya Plastics Corp.   1,198,000  3,183,406
Siliconware Precision Industries  360,000  1,301,518
Taiwan Mask Corp. (a)  757,000  3,763,106
Taiwan Secom Co. (a)  409,000  1,537,816
United World Chinese Commercial
 Bank (a)  554,300  1,422,824
Yageo Corp. (a)  417,000  1,469,902
  36,238,371

 SHARES VALUE (NOTE 1)
THAILAND - 2.5%
Bangkok Bank Ltd. (For. Reg.)  261,400 $ 2,421,853
BEC World PCL:
 (For. Reg.)  132,600  1,218,377
 (Loc. Reg.)  52,000  477,795
Cogeneration Public Company Ltd.
 (For. Reg.)  47,100  161,388
Electricity Generating PCL (For. Reg.)  471,460  1,263,484
Industrial Finance Corp. of Thailand
 (For. Reg.)  196,100  525,536
Nation Publishing Group (For. Reg.)  402,500  1,094,085
PTT Exploration & Production (For. Reg.)  321,400  4,109,786
Seamico Securities PCL (For. Reg.) (a)  364,500  160,480
Total Access Communication PCL  244,000  1,256,600
Thai Farmers Bank PCL  84,800  512,956
  13,202,340
TOTAL COMMON STOCKS
 (Cost $482,555,822)    506,652,422
CASH EQUIVALENTS - 3.5%
Taxable Central Cash Fund (b)
 (Cost $18,485,574)  18,485,574  18,485,574
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $501,041,396)   $ 525,137,996
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,420,281 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $381,154,031 and $583,285,886, respectively.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $501,060,194. Net unrealized appreciation aggregated $24,077,802, of which $49,965,502 related to appreciated investment securities and $25,887,700 related to depreciated investment securities. MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.3%
Basic Industries    5.9
Cash Equivalents   3.5
Construction & Real Estate    18.2
Durables    4.3
Energy    1.2
Finance    22.2
Health    0.1
Holding Companies   4.8
Industrial Machinery & Equipment    5.7
Media & Leisure   9.8
Nondurables   4.5
Retail & Wholesale   2.8
Services    1.9
Technology    5.4
Transportation   3.0
Utilities   6.4
     100.0%
SOUTHEAST ASIA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value                                                                                  $ 525,137,996
(cost $501,041,396) - See accompanying schedule

Foreign currency held at value                                                                                       12,501,159
New Taiwan dollars
(cost $12,519,628)

Receivable for investments sold                                                                                      11,721,656

Receivable for fund shares sold                                                                                      853,260

Dividends receivable                                                                                                 421,452

Interest receivable                                                                                                  128,994

Redemption fees receivable                                                                                           44,219

 TOTAL ASSETS                                                                                                        550,808,736

LIABILITIES

Payable for investments purchased                                                                     $ 7,500,277

Payable for fund shares redeemed                                                                       2,892,246

Accrued management fee                                                                                 354,882

Other payables and accrued expenses                                                                    326,876

 TOTAL LIABILITIES                                                                                                   11,074,281

NET ASSETS                                                                                                          $ 539,734,455

Net Assets consist of:

Paid in capital                                                                                                     $ 530,105,469

Distributions in excess of net investment income                                                                     (4,167,892
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (10,286,938
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            24,083,816
and assets and liabilities in
foreign currencies

NET ASSETS, for 38,826,928 shares outstanding                                                                       $ 539,734,455

NET ASSET VALUE and redemption price per share ($539,734,455 (divided by) 38,826,928 shares)                         $13.90

Maximum offering price per share (100/97.00 of $13.90)                                                               $14.33


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 4,388,971
Dividends

Interest                                                                          811,227

                                                                                  5,200,198

Less foreign taxes withheld                                                       (366,087
                                                                                 )

 TOTAL INCOME                                                                     4,834,111

EXPENSES

Management fee                                                     $ 2,658,402
Basic fee

 Performance adjustment                                             (268,212
                                                                   )

Transfer agent fees                                                 1,015,047

Accounting fees and expenses                                        227,220

Non-interested trustees' compensation                               2,876

Custodian fees and expenses                                         429,093

Registration fees                                                   34,060

Audit                                                               36,064

Legal                                                               5,254

Miscellaneous                                                       8,134

 Total expenses before reductions                                   4,147,938

 Expense reductions                                                 (12,951       4,134,987
                                                                   )

NET INVESTMENT INCOME                                                             699,124

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (9,132,800
                                                                   )

 Foreign currency transactions                                      (94,078       (9,226,878
                                                                   )             )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              6,373,656

 Assets and liabilities in                                          (5,055        6,368,601
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   (2,858,277
                                                                                 )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ (2,159,153
                                                                                 )

OTHER INFORMATION                                                                $ 208,563
Sales charges paid to FDC

 Expense reductions                                                              $ 11,123
 Directed brokerage arrangements

  Custodian interest credits                                                      430

  Transfer agent interest credits                                                 1,398

                                                                                 $ 12,951


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                                   SIX MONTHS   YEAR ENDED
                                                                                                         ENDED   OCTOBER 31,
                                                                                                APRIL 30, 1997   1996
                                                                                                    (UNAUDITED)

Operations                                                                                         $ 699,124       $ 8,026,537
Net investment income

 Net realized gain (loss)                                                                            (9,226,878      55,694,252
                                                                                                    )

 Change in net unrealized appreciation (depreciation)                                                6,368,601       (24,937,563
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     (2,159,153      38,783,226
                                                                                                    )

Distributions to shareholders                                                                       (4,288,968      (10,551,466
From net investment income                                                                         )               )

 In excess of net investment income                                                                 (4,167,892      -
                                                                                                   )

 From net realized gain                                                                              (19,898,491     -
                                                                                                  )

 TOTAL DISTRIBUTIONS                                                                                (28,355,351     (10,551,466
                                                                                                    )               )

Share transactions                                                                                  77,493,691      546,524,731
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      27,853,162      10,313,913

 Cost of shares redeemed                                                                            (290,610,147    (481,254,069
                                                                                                   )               )

 Redemption fees                                                                                    166,291         1,661,583

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            (185,097,003    77,246,158
                                                                                                    )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           (215,611,507    105,477,918
                                                                                                   )

NET ASSETS

 Beginning of period                                                                                755,345,962     649,868,044

 End of period (including under (over) distribution of net investment income of $(4,167,892)
and $4,729,540,                                                                                     $ 539,734,455   $ 755,345,962
respectively)

OTHER INFORMATION                                                                                   5,157,541       35,716,913
Shares
 Sold

 Issued in reinvestment of distributions                                                            1,884,517       741,474

 Redeemed                                                                                            (19,645,841     (31,850,201
                                                                                                    )               )

 Net increase (decrease)                                                                             (12,603,783     4,608,186
                                                                                                    )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS


                                                                SIX MONTHS      YEARS ENDED OCTOBER 31,       APRIL 19, 1993
                                                                ENDED                                            (COMMENCEME
                                                                 APRIL 30, 1997                                        NT OF
                                                                                                              OPERATIONS) TO
                                                                                                                 OCTOBER 31,

SELECTED PER-SHARE DATA                                           (UNAUDITED)    1996        1995        1994 E      1993

Net asset value, beginning of period                                $ 14.69      $ 13.88     $ 14.61     $ 13.24     $ 10.00

Income from Investment Operations                                    .01 D        .14 D       .15         .04         .01
Net investment income

 Net realized and unrealized gain (loss)                             (.23)        .87         (.91)       1.23        3.22

 Total from investment operations                                    (.22)        1.01        (.76)       1.27        3.23

Less Distributions

 From net investment income                                          (.09)        (.23)       -           (.04)       -

 In excess of net investment income                                  (.08)        -           -           (.03)       -

 From net realized gain                                              (.40)        -           -           -           -

 Total distributions                                                 (.57)        (.23)       -           (.07)       -

Redemption fees added to paid in capital                             -            .03         .03         .17         .01

Net asset value, end of period                                      $ 13.90      $ 14.69     $ 13.88     $ 14.61     $ 13.24

TOTAL RETURN B, C                                                    (1.73)%      7.59%       (5.00)%     10.87%      32.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 539,734    $ 755,346   $ 649,868   $ 825,734   $ 499,669

Ratio of expenses to average net assets                              1.20% A      1.13%       1.10%       1.47%       2.00% A,
                                                                                                                     F

Ratio of expenses to average net assets after expense reductions     1.19% A,     1.12% G     1.10%       1.47%       2.00% A
                                                                    G

Ratio of net investment income to average net assets                 .20% A       .95%        .90%        .22%        .45% A

Portfolio turnover rate                                              117% A       102%        94%         157%        14% A

Average commission rate H                                           $ .0088      $ .0129


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE
NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
UNITED KINGDOM
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                   PAST 6   PAST 1   LIFE OF
APRIL 30, 1997                  MONTHS   YEAR     FUND

UNITED KINGDOM                  9.38%    21.66%   30.58%

UNITED KINGDOM                  6.10%    18.01%   26.66%
 (INCL. 3% SALES CHARGE)

FT-All-Shares Index             10.83%   25.62%   35.15%

European Region Funds Average   9.62%    17.13%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT-All-Shares Index - a market capitalization weighted index of over 750 stocks traded in the U.K. market. The index covers more than 90% of the total capitalization of the U.K. market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 67 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                         PAST 1   LIFE OF
APRIL 30, 1997                        YEAR     FUND

UNITED KINGDOM                        21.66%   19.48%

UNITED KINGDOM                        18.01%   17.08%
 (INCL. 3% SALES CHARGE)

FT-All-Shares Index                   25.62%   22.26%

European Region Funds Average         17.13%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             United Kingdom              FT SE A All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10022.83
  1995/12/31       9778.19                    10308.85
  1996/01/31       9729.49                    10286.94
  1996/02/29       9963.23                    10436.92
  1996/03/31      10099.58                    10556.26
  1996/04/30      10411.24                    10758.55
  1996/05/31      10722.89                    10974.18
  1996/06/30      10596.28                    10872.40
  1996/07/31      10430.72                    10814.03
  1996/08/31      10927.42                    11398.04
  1996/09/30      11005.33                    11615.18
  1996/10/31      11579.95                    12194.21
  1996/11/30      12183.78                    12793.97
  1996/12/31      12575.73                    13255.17
  1997/01/31      12205.27                    12881.90
  1997/02/28      12555.71                    13269.48
  1997/03/31      12565.72                    13390.16
  1997/04/30      12665.85                    13515.29
Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by April 30, 1997, the value of the investment would have grown to $12,666 - a 26.66% increase on the initial investment. For comparison, look at how the FT-All-Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,515 - a 35.15% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
UNITED KINGDOM
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Samuel Morse, Portfolio Manager of Fidelity United
Kingdom Fund
Q. HOW DID THE FUND PERFORM, SAM?
A. For the six months that ended April 30, 1997, the fund produced a return of 9.38%. The FT-All-Shares Index returned 10.83% during the same period, while the European region funds average, as tracked by Lipper Analytical Services, returned 9.62%. For the 12 months that ended April 30, 1997, the fund returned 21.66%, while the index and peer group had returns of 25.62% and 17.13%, respectively.
Q. HOW WOULD YOU CHARACTERIZE THE INVESTING ENVIRONMENT IN THE UNITED KINGDOM OVER THE PAST SIX MONTHS?
A. The combination of a favorable interest rate climate and stronger-than-anticipated corporate earnings growth translated into a robust U.K. stock market and renewed consumer confidence. Inflation remained at bay - thanks partly to the strength of the pound sterling - and interest rate levels stayed low. In terms of the stock market itself, the U.K. mirrored that of the U.S. market as large-cap companies - those with market capitalizations of $5 billion or more - flourished. A final point I'd make concerns what appeared to be the impending election of a new prime minister. As the period came to a close, it seemed quite certain that the Labor party would win. The overall feeling within the U.K. investing community is that the "new" Labor party will not make any drastic changes to fiscal or economic policy and that the election will eliminate much of the political uncertainty that existed previously.
Q. CAN YOU DISCUSS THE FACTORS THAT INFLUENCED THE FUND'S RETURNS?
A. Relative to the fund's index, my underweightings in bank and pharmaceutical stocks had a negative effect on performance. Bank stocks did well due to a favorable interest rate backdrop and investor demand for "building society" stocks. Building societies - which are quite similar to savings and loan institutions - have begun to raise capital by issuing stock. Investor demand for these stocks has spiraled upward, resulting in increased valuations. Pharmaceuticals also had a very strong period, benefiting in part from the large-cap rally I spoke of. Three companies comprise 95% of the U.K.'s pharmaceutical market and each performed well. The fund, however, owned only one of these companies - SmithKline Beecham. I didn't feel the earnings growth prospects were encouraging for the other two companies. On a positive note, many of the fund's larger positions appreciated in value during the period.
Q. HOW WOULD YOU DESCRIBE YOUR STOCK PICKING STRATEGY?
A. I take a bottom-up approach when considering a potential investment. Bottom-up investing involves a thorough examination of a company's fundamental characteristics - which can include earnings growth or management philosophy - and its stock's technical aspects, such as the industry in which that company operates and the supply/demand situations within those industries. One common denominator in my stock selection process is that I look for companies poised to grow their dividends within the next three to five years. Also, if I find that I'm significantly overweighted or underweighted in a particular sector, I may look further into that. Otherwise, individual stock analysis takes precedence over making any sector plays.
Q. WHILE WE'RE ON THE SUBJECT, WHICH SECTORS PERFORMED WELL? WHICH DIDN'T?
A. As I mentioned, pharmaceuticals enjoyed a good ride during the period. There hasn't been a lot of positive news concerning fundamentals in this sector, but developments in the U.S. - including increased prescriptions and pressure from managed care companies to discount prices - may have helped overseas drug stocks. Financial stocks made up the biggest portion of the fund and they also performed well. My strategy in the financial sector was to find companies that operated in their own little "niche" environment. For instance, rather than looking at retail banks, I concentrated somewhat on money management-oriented companies. As the U.K.'s population ages and the government provides less and less for employee pension plans, these money management companies should prosper. Examples of these types of stocks owned by the fund included Mercury Asset Management and Perpetual PLC. The fund's positions in media and leisure stocks declined during the period. Media-related stocks in general were poor performers during the period and Reuters, one of the fund's larger holdings, felt the ramifications.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE? WERE THERE ANY DISAPPOINTMENTS?
A. One of the better-performing stocks was British Telecommunications. BT's announcement of its merger with MCI was met with widespread approval. In addition, BT implemented a capital restructuring program and also benefited from rising phone call volumes. Another stock that has done well is Prudential Corp. Prudential sells long-term savings products, including life insurance plans, and sales expanded as consumer confidence bounced back. Disappointments included the aforementioned Reuters, which encountered regulatory problems concerning a proposed share buyback, and Westminster Health Care, a nursing home company.
Q. CAN YOU GIVE AN UPDATE ON THE MOVEMENT TO CREATE A UNIFORM CURRENCY WITHIN EUROPE?
A. The countries that indicated their desire to be involved in the European Monetary Unit are still trying to meet the many economic parameters required by the Maastricht Treaty. The U.K. does not wish to be part of the EMU, and there's been considerable debate over whether or not the U.K. will ever express its desire to join. If the uniform currency becomes reality - and the U.K. is not included - I don't think it makes a big difference in terms of stock picking. From the U.K.'s standpoint, one question may be whether those countries that do adopt the uniform monetary unit continue to trade as frequently with the U.K. Some countries may decide that the cost of doing business is cheaper using the same currency.
Q. WHAT'S YOUR OUTLOOK?
A. My main concern will be whether the "narrowing" of the market continues to revolve around relatively few large-cap companies. We may be nearing the end of an economic cycle, which is typically when investors are putting money into these larger, more defensive companies. The government's fiscal policy may come into play as well. If the government feels the economy is purring along a little too quickly, it may react by raising short-term interest rates. Overall, I'm optimistic about the long-term outlook for the U.K. economy and its stock market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of British issuers
FUND NUMBER: 344
TRADING SYMBOL: FUTYF
START DATE: November 1, 1995
SIZE: as of April 30, 1997, more than $5 million
MANAGER: Samuel Morse, since inception;
manager, several United Kingdom equity
income funds for Fidelity International,
Limited, since 1993; joined Fidelity in 1990
(checkmark)
SAM MORSE ON THE CORRELATION BETWEEN THE U.K. AND U.S.
ECONOMIES:
"Of the various European economies, the U.K's most closely resembles that of the U.S. U.K. companies are managed in much the same way as U.S. firms, the U.K. stock market is among the most efficient in Europe, and the U.S. and U.K. economic cycles follow similar patterns. Why? The historical linkage between the two countries may have resulted in a sort of progressive synergy. In addition, the two countries began following similar fiscal policies back in the 1980s. Many believe President Reagan's economic philosophies - widely dubbed `Reaganomics' - were variations of policies set forth by Margaret
Thatcher, the U.K.'s Prime Minister at the time. In terms of corporate activity, much of what has fueled the success of the U.S. stock market recently has been the proactive steps taken by companies to improve their share prices. Beginning approximately five years ago, U.S. companies began to implement a variety of cost-cutting strategies. These included reducing personnel, improving upon existing technology, paying off debt and eliminating low-profit, non-core businesses. American corporations also began to pay more attention to their shareholders, offering share buyback programs or special dividend payments. While this trend came somewhat late to Europe - countries are just beginning to realize the potential benefits of taking proactive, cost-reduction steps - the U.K. was out in the forefront. U.K. companies have been in a restructuring mode for a few years and this has undoubtedly aided the strong market performance we've seen. The stock markets are correlated as well. Market followers in the U.K. closely monitor economic and market developments within the U.S.
For instance, when the Federal Reserve Board raised short-term interest rates in the U.S. in late
March, the U.K. market reacted similarly: There was an initial correction and then the market settled down."
UNITED KINGDOM
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1997
United
States 5.2%
Other 2.3%
Row: 1, Col: 1, Value: 5.2
Row: 1, Col: 2, Value: 92.5
Row: 1, Col: 3, Value: 2.3
United Kingdom 92.5%
AS OF OCTOBER 31, 1996
Other 2.3%
United
States 2.3%
Row: 1, Col: 1, Value: 2.3
Row: 1, Col: 2, Value: 95.40000000000001
Row: 1, Col: 3, Value: 2.3
United Kindom 95.4%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   94.8          97.7

Short-term investments   5.2           2.3

TOP TEN STOCKS
                                           % OF FUND'S   % OF FUND'S
                                           INVESTMENTS   INVESTMENTS
                                                         IN THESE
                                                         STOCKS
                                                         6 MONTHS AGO

British Petroleum PLC Ord.                 4.7           4.7
(Oil & Gas)

British Telecommunications PLC Ord.        4.7           4.3
(Telephone Services)

Shell Transport & Trading Co. PLC (Reg.)   4.6           4.7
(Oil & Gas)

Lloyds TSB Group PLC                       4.3           3.3
(Banks)

SmithKline Beecham PLC Ord.                3.3           3.2
(Drugs & Pharmaceuticals)

Barclays PLC Ord.                          3.2           2.3
(Banks)

Boots Co. PLC (The) Class L                3.0           3.1
(Retail & Wholesale, Miscellaneous)

Reuters Holdings PLC Ord.                  3.0           3.2
(Services)

Grand Metropolitan PLC                     2.5           2.0
(Foods)

BAT Industries PLC Ord.                    2.4           1.3
(Tobacco)

TOP TEN MARKET SECTORS
                             % OF FUND'S   % OF FUND'S
                             INVESTMENTS   INVESTMENTS
                                           IN THESE
                                           MARKET
                                           SECTORS
                                           6 MONTHS AGO

Finance                      20.2          19.1

Nondurables                  15.0          11.9

Utilities                    11.9          11.1

Energy                       9.3           9.5

Retail & Wholesale           7.6           8.3

Services                     6.9           3.5

Construction & Real Estate   6.1           5.9

Media & Leisure              4.6           7.4

Health                       4.1           4.6

Durables                     2.3           3.0

UNITED KINGDOM
INVESTMENTS APRIL 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.6%
British Aerospace PLC  3,923 $ 83,497
BASIC INDUSTRIES - 1.5%
CHEMICALS & PLASTICS - 1.5%
Albright & Wilson PLC  16,700  42,702
Wardle Stroeys PLC Class L  5,400  37,785
  80,487
CONSTRUCTION & REAL ESTATE - 6.1%
BUILDING MATERIALS - 3.8%
Baynes (Charles) PLC  22,000  38,932
Blue Circle Industries PLC  6,204  42,303
CRH PLC  8,484  83,056
Polypipe PLC  10,000  38,477
  202,768
CONSTRUCTION - 2.3%
Barratt Developments PLC  9,500  39,946
Persimmon PLC Ord.   10,900  43,179
Taylor Woodrow PLC  13,045  40,557
  123,682
TOTAL CONSTRUCTION & REAL ESTATE   326,450
DURABLES - 2.3%
AUTOS, TIRES, & ACCESSORIES - 1.5%
BBA Group PLC  15,191  82,620
TEXTILES & APPAREL - 0.8%
Tie Rack PLC  13,200  41,360
TOTAL DURABLES   123,980
ENERGY - 9.3%
OIL & GAS - 9.3%
British Petroleum PLC Ord.   22,048  253,428
Shell Transport & Trading Co. PLC (Reg.)  13,900  246,202
  499,630
FINANCE - 20.2%
BANKS - 9.9%
Anglo-Irish Bank Corp. PLC  30,306  37,885
Barclays PLC Ord.   9,237  172,007
Lloyds TSB Group PLC  25,357  231,771
Standard Chartered Bank PLC  5,900  89,417
  531,080
CREDIT & OTHER FINANCE - 4.0%
Cattles Holdings  8,814  46,220
London Forfaiting Co.   7,200  47,049
Perpetual PLC  1,900  81,188
Provident Financial Group  4,704  43,836
  218,293
INSURANCE - 5.5%
Hogg Robinson Group  12,600  42,753
London Insurance Market Investment
 Trust PLC  19,600  41,685
Prudential Corp. PLC  12,861  125,070
Royal & Sun Alliance Insurance
 Group PLC  10,774  85,009
  294,517
SECURITIES INDUSTRY - 0.8%
Mercury Asset Management Group PLC   1,950  42,311
TOTAL FINANCE   1,086,201

 SHARES VALUE (NOTE 1)
HEALTH - 4.1%
DRUGS & PHARMACEUTICALS - 3.3%
SmithKline Beecham PLC Ord.   11,047 $ 177,196
MEDICAL FACILITIES MANAGEMENT - 0.8%
Westminster Health Care Holdings PLC  10,300  41,972
TOTAL HEALTH   219,168
HOLDING COMPANIES - 0.7%
Cookson Group PLC  10,603  37,354
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
ELECTRICAL EQUIPMENT - 0.7%
Premier Farnell PLC  4,900  37,071
MEDIA & LEISURE - 4.6%
BROADCASTING - 0.9%
Yorkshire TV Holdings PLC  2,530  44,977
ENTERTAINMENT - 1.5%
EMI Group PLC  2,100  41,765
London Clubs International PLC  6,200  38,954
  80,719
PUBLISHING - 1.5%
Bemrose  5,970  41,677
EMAP PLC  3,250  40,206
  81,883
RESTAURANTS - 0.7%
Compass Group PLC Ord.   3,600  39,509
TOTAL MEDIA & LEISURE   247,088
NONDURABLES - 15.0%
BEVERAGES - 3.4%
Bass PLC Ord.   6,050  78,185
Bulmer (HP) Holdings PLC  3,725  32,354
Cadbury-Schweppes PLC Ord.   8,917  74,121
  184,660
FOODS - 5.4%
Grand Metropolitan PLC  15,988  133,676
Man (E D & F) Group PLC  13,500  39,122
Tomkins PLC Ord.   17,639  76,174
United Biscuits Holdings PLC Class L  11,100  39,466
  288,438
HOUSEHOLD PRODUCTS - 3.8%
London International Group PLC  14,175  41,769
Scholl PLC  8,400  40,912
Unilever PLC Ord.   4,600  121,058
  203,739
TOBACCO - 2.4%
BAT Industries PLC Ord.   15,400  129,760
TOTAL NONDURABLES   806,597
RETAIL & WHOLESALE - 7.6%
GENERAL MERCHANDISE STORES - 1.5%
Kingfisher PLC  7,326  79,450
GROCERY STORES - 2.4%
Somerfield PLC  14,200  41,497
Tesco PLC Ord.   15,353  89,234
  130,731
RETAIL & WHOLESALE, MISCELLANEOUS - 3.7%
Boots Co. PLC (The) Class L  14,300  160,655
Goldsmiths Group PLC  6,600  37,181
  197,836
TOTAL RETAIL & WHOLESALE   408,017
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 6.9%
LEASING & RENTAL - 0.8%
National Parking Corp. Ltd.   4,700 $ 40,441
PRINTING - 0.8%
Waddington PLC, John Class L  9,000  44,711
SERVICES - 5.3%
Business Post Group PLC  5,100  38,046
Davis Service Group  1,200  5,027
Hays PLC  4,600  40,701
Reuters Holdings PLC Ord.   15,500  159,541
Securicor Group PLC  8,600  39,652
  282,967
TOTAL SERVICES   368,119
TECHNOLOGY - 1.5%
ELECTRONIC INSTRUMENTS - 0.8%
Sanderson Electronics PLC  20,600  42,140
ELECTRONICS - 0.7%
Electrocomponents PLC  6,200  39,760
TOTAL TECHNOLOGY   81,900
TRANSPORTATION - 0.8%
TRUCKING & FREIGHT - 0.8%
Ocean Group PLC  5,100  43,304
UTILITIES - 11.9%
CELLULAR - 2.3%
Vodafone Group PLC  27,476  123,116
ELECTRIC UTILITY - 3.2%
National Grid Co. PLC  35,480  127,876
Southern Electric PLC  6,461  45,734
  173,610
TELEPHONE SERVICES - 4.7%
British Telecommunications PLC Ord.   34,500  253,169
WATER - 1.7%
Severn Trent PLC Ord.   3,900  47,804
Yorkshire Water PLC  7,169  41,900
  89,704
TOTAL UTILITIES   639,599
TOTAL COMMON STOCKS
 (Cost $4,532,523)   5,088,462
CASH EQUIVALENTS - 5.2%

Taxable Central Cash Fund (b)
 (Cost $279,580)  279,580  279,580
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,812,103)  $ 5,368,042
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.45%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,987,059 and $745,124, respectively.
INCOME TAX INFORMATION
At April 30, 1997, the aggregate cost of investment securities for income tax purposes was $4,813,914. Net unrealized appreciation aggregated $554,128, of which $668,755 related to appreciated investment securities and $114,627 related to depreciated investment securities.
UNITED KINGDOM
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at                                                                                     $ 5,368,042
value (cost $4,812,103) -
See accompanying schedule

Cash                                                                                                              18,953

Receivable for investments sold                                                                                   89,801

Receivable for fund shares sold                                                                                   5,112

Dividends receivable                                                                                              43,769

Interest receivable                                                                                               1,290

Receivable from investment adviser for expense reductions                                                         5,714

 TOTAL ASSETS                                                                                                     5,532,681

LIABILITIES

Payable for investments purchased                                                                      $ 5,017

Payable for fund shares redeemed                                                                        18,404

Other payables and accrued expenses                                                                     25,256

 TOTAL LIABILITIES                                                                                                48,677

NET ASSETS                                                                                                       $ 5,484,004

Net Assets consist of:

Paid in capital                                                                                                  $ 4,877,615

Undistributed net investment income                                                                               27,036

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions               23,326

Net unrealized appreciation (depreciation) on investments                                                         556,027
and assets and liabilities in
foreign currencies

NET ASSETS, for 433,354 shares outstanding                                                                       $ 5,484,004

NET ASSET VALUE and redemption price per share ($5,484,004 (divided by) 433,354 shares)                           $12.65

Maximum offering price per share (100/97.00 of $12.65)                                                            $13.04


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                             $ 83,335
Dividends

Interest                                                                       8,948

                                                                               92,283

Less foreign taxes withheld                                                    (9,024
                                                                              )

 TOTAL INCOME                                                                  83,259

EXPENSES

Management fee                                                     $ 16,716

Transfer agent fees                                                 7,171

Accounting fees and expenses                                        30,002

Non-interested trustees' compensation                               11

Custodian fees and expenses                                         20,564

Registration fees                                                   7,345

Audit                                                               16,363

Legal                                                               10

Miscellaneous                                                       15

 Total expenses before reductions                                   98,197

 Expense reductions                                                 (55,514    42,683
                                                                   )

NET INVESTMENT INCOME                                                          40,576

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              28,362

 Foreign currency transactions                                      (32        28,330
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              246,362

 Assets and liabilities in                                          (364       245,998
 foreign currencies                                                )

NET GAIN (LOSS)                                                                274,328

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 314,904

OTHER INFORMATION                                                             $ 61,940
Sales charges paid to FDC

 Expense reductions                                                           $ 945
 Custodian interest credits

  FMR reimbursement                                                            54,569

                                                                              $ 55,514


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS                                                             SIX MONTHS       NOVEMBER 1, 1995
                                                                                              ENDED            (COMENCEMENT
                                                                                              APRIL 30, 1997   OF OPERATIONS) TO
                                                                                              (UNAUDITED)      OCTOBER 31,
                                                                                                               1996

Operations                                                                                    $ 40,576       $ 33,364
Net investment income

 Net realized gain (loss)                                                                       28,330         60,786

 Change in net unrealized appreciation (depreciation)                                          245,998        310,029

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               314,904        404,179

Distributions to shareholders                                                                  (35,705)       (6,442)
From net investment income

 From net realized gain                                                                        (54,931)       -

 TOTAL DISTRIBUTIONS                                                                           (90,636)       (6,442)

Share transactions                                                                             3,823,016      3,047,222
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 90,558         6,442

 Cost of shares redeemed                                                                       (1,317,627)    (799,432)

 Redemption fees                                                                               8,278          3,542

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       2,604,225      2,257,774

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      2,828,493      2,655,511

NET ASSETS

 Beginning of period                                                                           2,655,511      -

 End of period (including undistributed net investment income of $27,036 and $26,710,
respectively)                                                                                  $ 5,484,004    $ 2,655,511

OTHER INFORMATION                                                                              308,912        295,808
Shares
 Sold

 Issued in reinvestment of distributions                                                       7,701          651

 Redeemed                                                                                      (106,563)      (73,155)

 Net increase (decrease)                                                                       210,050        223,304



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                                                                SIX MONTHS       NOVEMBER 1, 1995
                                                                ENDED            (COMENCEMENT
                                                                 APRIL 30, 1997   OF OPERATIONS) TO
                                                                                  OCTOBER 31,

SELECTED PER-SHARE DATA                                            (UNAUDITED)    1996

Net asset value, beginning of period                                $ 11.89       $ 10.00

Income from Investment Operations                                    .11 D         .16
Net investment income

 Net realized and unrealized gain (loss)                             .96           1.75

 Total from investment operations                                    1.07          1.91

Less Distributions

 From net investment income                                          (.13)         (.04)

 From net realized gain                                              (.20)         -

 Total distributions                                                 (.33)         (.04)

Redemption fees added to paid in capital                             .02           .02

Net asset value, end of period                                      $ 12.65       $ 11.89

TOTAL RETURN B, C                                                    9.38%         19.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 5,484       $ 2,656

Ratio of expenses to average net assets                              2.00% A, E    2.00% E

Ratio of expenses to average net assets after expense reductions     1.96% A, F    1.97% F

Ratio of net investment income to average net assets                 1.86% A       1.62%

Portfolio turnover rate                                              37% A         50%

Average commission rate G                                           $ .0103       $ .0086


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS). G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which securities are normally traded. FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, net operating losses and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, accumulated net investment loss, distributions in excess of net investment income, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
REDEMPTION FEES. Shares held in Canada, Emerging Markets, France, Germany, Hong Kong and China, Japan, Japan Small Companies, Latin America, Nordic, Southeast Asia and United Kingdom less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares (1.00% for shares purchased prior to February 1, 1996 for Canada and Japan). Shares held in Europe, Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities.
Dividends from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the funds are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Legend" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45% for each fund. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of ".20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time.
For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .42%
Emerging Markets  .75%
Europe  .82%
Europe Capital Appreciation  .69%
France  .75%
Germany  .75%
Hong Kong and China  .75%
Japan  .91%
Japan Small Companies  .75%
Latin America  .75%
Nordic  .75%
Pacific Basin  .62%
Southeast Asia  .69%
United Kingdom  .75%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd. (Hong Kong and China, Japan, Japan Small Companies and Southeast Asia funds only.). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the funds, is paid a 3% sales charge on sales of shares of each fund.
Shares of Canada, Europe, and Pacific Basin purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption.
The amount received by FDC for sales charges and deferred sales charges is shown under the caption "Other Information" on each applicable fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, each fund's transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:
Canada  .34%
Emerging Markets  .31%
Europe  .28%
Europe Capital Appreciation  .29%
France  .35%
Germany  .34%
Hong Kong and China  .31%
Japan  .33%
Japan Small Companies  .38%
Latin America  .30%
Nordic  .30%
Pacific Basin  .40%
Southeast Asia  .29%
United Kingdom  .33%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse certain funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.00% of average net assets.
6. EXPENSE REDUCTIONS - CONTINUED
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates, were the record owners of more than 5% of the outstanding shares of the following funds:
   FMR   FUND  % OF OWNERSHIP
 France  19
 Germany  10
 Japan  11
 United Kingdom  24
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
Information regarding transactions with affiliated companies is included in the "Legend" at the end of each applicable fund's schedule of investments. MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL
ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE
TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS
ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP61
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
950 Northgate Drive
San Rafael, CA
455 Market Street
San Francisco, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Ave.
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29115 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine  Street
Seattle, WA
WASHINGTON, DC
1900 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Richard Hazlewood, VICE PRESIDENT, EMERGING MARKETS FUND
Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND
Shigeki Makino, VICE PRESIDENT, JAPAN FUND, PACIFIC BASIN FUND
Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND
Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND
Thomas Sweeney, VICE PRESIDENT, CANADA FUND
Sally Walden, VICE PRESIDENT, EUROPE FUND
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
The Chase Manhattan Bank
New York, NY
EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND
Brown Brothers Harriman & Co.
Boston, MA
CANADA FUND, FRANCE FUND, GERMANY FUND, HONG KONG AND CHINA FUND, JAPAN SMALL COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND, UNITED KINGDOM FUND FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Hong Kong and China Fund
International Growth and Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE


BULK RATE
U.S. POSTAGE
P A I D
F I D E L I T Y
INVESTMENTS

(registered trademark)
P.O. Box 193
Boston, MA 02101